UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 06/30/2016

Item 1 – Report to Stockholders

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Funds II

▶   BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

▶   BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

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Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.	Access the BlackRock website at blackrock.com
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2	BLACKROCK FUNDS II	JUNE 30, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape long term drove investors to high quality assets, pushing already-low global yields to even lower levels.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.84%	3.99%
U.S. small cap equities (Russell 2000® Index)	2.22	(6.73)
International equities (MSCI Europe, Australasia, Far East Index)	(4.42)	(10.16)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.05)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.15	0.19
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	7.95	9.49
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	5.31	6.00
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.35	7.80
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.06	1.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2016	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund’s Institutional Shares returned 6.86%, while Investor A and Investor C Shares returned 6.71% and 6.20%, respectively, and Class K Shares returned 6.92%. For the same period, the Fund’s reference benchmark, a custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index, returned 12.24%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has the flexibility to invest in fixed income and derivative securities of any maturity, and denominated in any currency, from issuers located in the emerging markets. As such, the Fund is not managed specifically to a benchmark. The blended index return listed above is for reference purposes only.

•

The Fund generated positive contributions from a number of its positions, including hard-currency sovereign debt, quasi-sovereign issues, local-currency bonds and corporate bonds. (Quasi-sovereign bonds are corporate issues that are directly or indirectly backed by government entities). The contribution from foreign exchange was a small positive, as well.

•

From a country standpoint, the largest contributors were Brazil (both hard-currency and local), Argentina, Russia (quasi-sovereign) and Kazakhstan (quasi-sovereign). Most of these were long positions in the hard-currency bonds of oil exporters, which benefited as oil prices rebounded and the growth outlook for a number of these countries improved. (Hard-currency bonds are bonds denominated in developed market currencies such as the euro or U.S. dollar.)

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. The specific instruments that the Fund employed included currency forward contracts, which are used to manage currency risk, and credit default swaps, which are used to manage the risk of changing yield spreads. The Fund also used interest-rate swaps and derivatives linked to develop-market government bonds in order to manage duration (interest-rate sensitivity). While the interest-rate swaps had a positive impact on performance, the overall impact of the Fund’s positions in derivatives was a net negative.

•

The Fund’s positions in German bunds, which it held as a strategy against the potential for a “flight to quality” away from the emerging markets, detracted from performance. A short position in the Colombian peso was an additional detractor.

Describe recent portfolio activity.

•

The Fund’s core bond holdings remained fairly unchanged during the course of the period. Instead, the majority of the Fund’s portfolio activity was related to its currency and derivatives positions. The Fund’s core bond holdings are built to deliver income with limited transaction costs. In contrast, the currency and derivative positions make up the “scenario” portfolios which are built with liquid instruments to adjust the core portfolio to changing market conditions. The primary changes in currency positioning involved the Fund moving from a long to a short in the Mexican peso, from short to flat in the Brazilian real, and from short to long in the Japanese yen.

•

The Fund held an above-average weighting in cash at certain points during the period. One of the uses of cash is for the Fund to keep “dry powder” available to capitalize on attractive investment opportunities as they arise. The investment advisor put cash to work as the period progressed, and the Fund ended June with a cash position of just over 2%.

Describe portfolio positioning at period end.

•

The Fund retained a defensive positioning with regard to emerging market currencies, based on the investment advisor’s expectation that volatility is likely to remain elevated. The investment advisor continued to favor countries where inflation is benign enough to support inflows and allow central banks to maintain steady rate policies, such as Indonesia and Russia. The Fund held a lower exposure lower-yielding countries with a greater potential for rising interest rates, such as Poland and Hungary. In addition, the Fund had a sizable position in hard currency bonds (sovereigns and quasi-sovereigns) from oil-exporting nations such as Russia, Kazakhstan, Brazil and Venezuela. Lastly, the Fund continued to manage some yield-spread risk in sovereign bonds through the use of derivatives.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Foreign Government Obligations	64%
Foreign Agency Obligations	23
Corporate Bonds	8
U.S. Treasury Obligations	5

[1]	Total investments exclude short-term securities.

Geographic Allocation	Percent of Total Investments[1]
Russia	19%
Argentina	14
Hungary	8
Brazil	7
Venezuela	5
Serbia	5
United States	5
Colombia	4
Belarus	4
Kazakhstan	4
Romania	4
Dominican Republic	3
South Africa	3
Zambia	2
Ghana	2
Turkey	2
Ivory Coast	2
Indonesia	2
Ukraine	2
Other[2]	3

[1]	Total investments exclude short-term securities.

[2]	Includes holdings within countries that are 1% or less of total investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS II	JUNE 30, 2016

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Total Return Based on a $ 10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

[3]	An unmanaged index that tracks local currency bonds.

[4]	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2016
				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.10%	5.54%	6.86%[8]	11.39%	N/A	4.23%	N/A	5.41%	N/A
Investor A	5.58	5.02	6.71[8]	11.07	6.63%	3.92	3.08%	5.11	4.60%
Investor C	5.09	4.44	6.20[8]	10.24	9.24	3.14	3.14	4.33	4.33
Class K	6.20	5.63	6.92[8]	11.50	N/A	4.34	N/A	5.51	N/A
J.P. Morgan GBI-EM Global Diversified Index	—	—	14.02	1.99	N/A	(2.23)	N/A	2.70	N/A
J.P. Morgan EMBI Global Diversified Index	—	—	10.31	9.79	N/A	6.45	N/A	7.37	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index	—	—	12.24	5.96	N/A	2.10	N/A	5.10	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”

[7]	The Fund commenced operations on February 1, 2008.

[8]

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,068.60	$ 4.89	$1,000.00	$1,020.14	$ 4.77	0.95%
Investor A	$1,000.00	$1,067.10	$ 6.42	$1,000.00	$1,018.65	$ 6.27	1.25%
Investor C	$1,000.00	$1,062.00	$10.25	$1,000.00	$1,014.92	$10.02	2.00%
Class K	$1,000.00	$1,069.20	$ 4.37	$1,000.00	$1,020.64	$ 4.27	0.85%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[10]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2016	5

Fund Summary as of June 30, 2016	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund’s Class K Shares returned 0.83%, Institutional Shares returned 0.80%, Investor A Shares returned 0.66% and Investor C Shares returned 0.28%. For the same period, the Barclays U.S. Universal Index returned 5.68%, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.15%.

What factors influenced performance?

•

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

•

The Fund’s overweight posture with respect to overall portfolio duration (and corresponding interest rate sensitivity) was a leading contributor to performance during the period. In addition, the Fund’s allocations to high yield corporates, U.S. securitized markets, municipal bonds, agency mortgage-backed securities (“MBS”) and emerging markets debt added to performance. Finally, exposure to gold as a portfolio diversifier aided returns.

•	Conversely, the principal detractors from the Fund’s performance were allocations to U.S. investment grade debt and European credit. Exposure to non-U.S. interest rates also constrained returns.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of U.S. Treasury futures, currency forwards and swaps had a negative impact on performance.

Describe recent portfolio activity.

•

The Fund entered the period with a relatively defensive stance in view of expectations for heightened volatility. The Fund sought to adopt a “barbell” approach to portfolio risk, maintaining ample liquidity in the form of cash and allocations to U.S. Treasuries, municipals and liquid credit exposure in the form of U.S. high yield corporates, while at the same time sourcing income from less liquid areas of the fixed income market via a diversified allocation across commercial MBS, non-agency MBS, collateralized loan obligations and asset-backed securities. However, as global markets rallied spurred by global central bank support and China’s prioritization of growth over reforms, the Fund modestly added risk in the form of additional emerging markets and high yield exposure.

•

In non-U.S. rates, while the Fund entered the period short U.K. duration, this trade was quickly closed. Additionally, the Fund sought to reduce exposure to European peripheral bond markets early in the period.

•

Late in the period, given the narrowing of yield spreads between higher and lower quality assets across the fixed income universe, the Fund increased exposure to higher quality assets such as U.S. investment grade credit and agency MBS.

•	As a portfolio diversifier, the Fund added exposure to gold. From a currency perspective. The Fund tactically maintained a long U.S. dollar bias throughout the period.

Describe Fund positioning at period end.

•

Given uncertainty around the U.K.’s planned exit from the European Union, at period-end expectations were for the U.S. Federal Reserve to keep rates lower for longer. Overall, the Fund maintained a longer duration stance, in part to help offset credit risk in the portfolio mainly in the form of U.S. high yield and securitized assets. In emerging markets, the Fund maintained exposure to local interest rates given the declines seen in developed market yields. As a portfolio diversifier, the Fund maintained modest exposure to gold.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	49%
U.S. Treasury Obligations	13
Asset-Backed Securities	8
Corporate Bonds	8
Foreign Government Obligations	8
Non-Agency Mortgage-Backed Securities	6
Taxable Municipal Bonds	3
Investment Companies	2
Floating Rate Loan Interests	1
Foreign Agency Obligations	1
Preferred Securities	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[1]	Percent of Total Investments[2]
AAA/Aaa[3]	66%
AA/Aa	3
A	6
BBB/Baa	8
BB/Ba	4
B	4
CCC/Caa	1
CC/Ca	1
N/R	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities and options purchased.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

6	BLACKROCK FUNDS II	JUNE 30, 2016

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal market conditions, the Fund will invest in a combination of other fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[5]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2016
				Average Annual Total Returns[6]
				1 Year		5 Years		Since Inception[7]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.73%	2.73%	0.80%	(0.28)%	N/A	3.02%	N/A	4.26%	N/A
Investor A	2.26	2.23	0.66	(0.57)	(4.55)%	2.74	1.91%	3.98	3.48%
Investor C	1.62	1.61	0.28	(1.31)	(2.28)	1.97	1.97	3.20	3.20
Class K	2.73	2.72	0.83[8]	(0.21)	N/A	3.10	N/A	4.33	N/A
Barclays U.S. Universal Index	—	—	5.68	5.82	N/A	4.01	N/A	4.67	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.15	0.19	N/A	0.09	N/A	0.29	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 5, 2008.

[8]

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[11]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[9]	Ending Account Value June 30, 2016	Expenses Paid During the Period[10]
Institutional	$1,000.00	$1,008.00	$3.54	$3.05	$1,000.00	$1,021.33	$3.57	$1,021.83	$3.07
Investor A	$1,000.00	$1,006.60	$5.04	$4.49	$1,000.00	$1,019.84	$5.07	$1,020.39	$4.52
Investor C	$1,000.00	$1,002.80	$8.76	$8.22	$1,000.00	$1,016.11	$8.82	$1,016.66	$8.27
Class K	$1,000.00	$1,015.00	$3.21	$2.66	$1,000.00	$1,011.20	$1.65	$1,011.48	$1.37

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 1.01% for Investor A, 1.76% for Investor C and 0.64% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.90% for Investor A, 1.65% for Investor C and 0.53% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 94/366 (to reflect the period from March 28, 2016, the commencement of operations, to June 30, 2016).

[11]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JUNE 30, 2016	7

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Strategic Income Portfolio’s Class K Shares inception date of March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

8	BLACKROCK FUNDS II	JUNE 30, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016, except with respect to BlackRock Strategic Income Opportunities Portfolio’s Class K Shares which are based on a hypothetical investment of $1,000 invested on March 28, 2016 (commencement of operations) and held through June 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	9

Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Argentina — 0.4%
Banco Hipotecario SA, 9.75%, 11/30/20 (a)	USD	200	$216,950
Brazil — 2.0%
Vale Overseas Ltd., 5.88%, 6/10/21		451	451,564
Vale SA, 5.63%, 9/11/42		655	533,825

			985,389
Colombia — 0.6%
Pacific Exploration & Production Corp.:
5.38%, 1/26/19		480	88,800
7.25%, 12/12/21		1,270	234,950

			323,750
Russia — 4.2%
ALROSA Finance SA, 7.75%, 11/03/20		1,500	1,708,560
Evraz Group SA, 8.25%, 1/28/21		379	410,267

			2,118,827
Total Corporate Bonds — 7.2%			3,644,916

Foreign Agency Obligations
Argentina — 0.6%
YPF SA, 31.35%, 7/07/20		320	320,000
Brazil — 4.8%
Petrobras Global Finance BV, 6.85%, 6/05/15		3,186	2,421,360
Kazakhstan — 3.6%
KazMunayGas National Co. JSC, 5.75%, 4/30/43		1,986	1,837,050
Russia — 7.5%
Gazprom OAO Via Gaz Capital SA:
8.63%, 4/28/34		1,098	1,387,433
7.29%, 8/16/37		2,037	2,373,105

			3,760,538

Foreign Agency Obligations		Par (000)	Value
South Africa — 1.1%
Eskom Holdings SOC Ltd., 7.13%, 2/11/25 (a)	USD	560	$555,044
Venezuela — 4.3%
Petroleos de Venezuela SA:
8.50%, 11/02/17		671	469,569
9.00%, 11/17/21		601	228,355
9.75%, 5/17/35		3,611	1,444,151

			2,142,075
Total Foreign Agency Obligations — 21.9%			11,036,067

Foreign Government Obligations
Angola — 1.1%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19		528	532,086
Argentina — 11.9%
Argentina Bonar Bonds, 7.00%, 4/17/17		2,539	2,602,260
Provincia de Buenos Aires:
10.88%, 1/26/21		100	112,750
9.13%, 3/16/24 (a)		739	812,900
9.63%, 4/18/28		233	264,455
Republic of Argentina:
7.13%, 7/06/36		785	785,000
7.63%, 4/22/46 (a)		1,312	1,416,960

			5,994,325
Belarus — 3.7%
Republic of Belarus, 8.95%, 1/26/18		1,800	1,866,600
Cameroon — 0.5%
Republic of Cameroon, 9.50%, 11/19/25 (a)		269	271,744
Colombia — 3.2%
Republic of Colombia:
7.75%, 4/14/21	COP	2,120,000	742,168
10.00%, 7/24/24		1,051,000	418,292
9.85%, 6/28/27		1,105,000	452,712

			1,613,172

Portfolio Abbreviations
ABS	Asset-Backed Security	ETF	Exchange-Traded Fund	PHP	Philippine Peso
AGM	Assurance Guaranty Municipal Corp.	EUR	Euro	PIK	Payment-in-kind
AKA	Also Known As	EURIBOR	Euro Interbank Offered Rate	PLN	Polish Zloty
AMBAC	AMBAC Assurance Corp.	FKA	Formerly Known As	RB	Revenue Bonds
ARS	Argentine Peso	FTSE	Financial Times Stock Exchange	REMIC	Real Estate Mortgage Investment Conduit
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	GO	General Obligation Bonds	SAR	Saudi Arabian Riyal
BUBOR	Budapest Interbank Offered Rate	HKD	Hong Kong Dollar	SEK	Swedish Krona
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	HUF	Hungarian Forint	SGD	Singapore Dollar
CAD	Canadian Dollar	IDR	Indonesian Rupiah	SPDR	Standard & Poor’s Depositary Receipts
CBOE	Chicago Board Options Exchange	INR	Indian Rupee	STIBOR	Stockholm Interbank Offered Rate
CDO	Collateralized Debt Obligation	JPY	Japanese Yen	TBA	To-be-announced
CHF	Swiss Franc	KRW	South Korean Won	THB	Thai Baht
CLO	Collateralized Loan Obligation	KZT	Kazakhstani Tenge	TRY	Turkish Lira
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	TWD	Taiwan New Dollar
CNH	Chinese Yuan Offshore	MXIBTIIE	Mexico Interbank TIIE 28 Day	USD	US Dollar
CNY	Chinese Yuan	MXN	Mexican Peso	WIBOR	Warsaw Interbank Offered Rate
COOIS	Colombia Overnight Interbank Reference Rate	MYR	Malaysian Ringgit	WTI	West Texas Intermediate
COP	Colombian Peso	NZD	New Zealand Dollar	ZAR	South African Rand
CZK	Czech Koruna	OTC	Over-the-counter

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Foreign Government Obligations		Par (000)	Value
Dominican Republic — 3.2%
Dominican Republic:
6.88%, 1/29/26	USD	190	$209,665
7.45%, 4/30/44 (a)		1,283	1,411,300

			1,620,965
Ghana — 2.1%
Republic of Ghana, 8.13%, 1/18/26		1,214	1,042,583
Hungary — 7.6%
Republic of Hungary, 7.63%, 3/29/41		2,654	3,848,300
Indonesia — 1.6%
Republic of Indonesia:
8.38%, 9/15/26	IDR	7,933,000	636,911
8.25%, 5/15/36		2,023,000	162,039

			798,950
Ivory Coast — 2.0%
Republic of Ivory Coast, 5.75%, 12/31/32 (b)	USD	1,091	1,015,877
Mexico — 0.5%
United Mexican States, 5.75%, 10/12/10		234	258,570
Nigeria — 1.1%
Federal Republic of Nigeria, 6.38%, 7/12/23		556	535,206
Panama — 0.0%
Republic of Panama, 9.38%, 4/01/29		1	1,525
Romania — 3.4%
Republic of Romania, 6.13%, 1/22/44		1,352	1,686,214
Russia — 6.0%
Russian Federation:
8.15%, 2/03/27	RUB	163,421	2,558,155
5.88%, 9/16/43	USD	400	467,360

			3,025,515
Serbia — 4.7%
Republic of Serbia, 5.88%, 12/03/18		2,250	2,385,000
South Africa — 2.1%
Republic of South Africa, 6.75%, 3/31/21	ZAR	16,200	1,034,411

Foreign Government Obligations		Par (000)	Value
Turkey — 2.1%
Republic of Turkey, 10.60%, 2/11/26	TRY	2,700	$1,033,913
Ukraine — 1.5%
Ukraine Government, 7.75%, 9/01/19	USD	780	768,456
Venezuela — 1.0%
Bolivarian Republic of Venezuela:
9.00%, 5/07/23		610	259,970
11.95%, 8/05/31		517	243,084

			503,054
Zambia — 2.1%
Republic of Zambia, 8.97%, 7/30/27		1,210	1,046,771
Total Foreign Government Obligations — 61.4%			30,883,237

U.S. Treasury Obligations — 4.7%
U.S. Treasury Bonds, 2.50%, 5/15/46		2,273	2,368,729
Total Long-Term Investments (Cost — $45,170,654) — 95.2%			47,932,949

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (c)(d)		1,642,089	1,642,089
Total Short-Term Securities (Cost — $1,642,089) — 3.3%			1,642,089
Total Investments (Cost — $46,812,743) — 98.5%			49,575,038
Other Assets Less Liabilities — 1.5%			750,772

Net Assets — 100.0%			$50,325,810

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(c)	During the six months ended June 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,616,720	(4,974,631)	1,642,089	$1,642,089	$7,228

(d)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation
(40)	Euro-BTP Italian Government Bond	September 2016	USD	6,330,485	$(97,846)
(25)	U.S. Treasury Notes (5 Year)	September 2016	USD	3,054,102	(422)
Total					$(98,268)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	11

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNH	798,286	USD	119,522	HSBC Bank PLC	7/15/16	$ 177
CNH	1,070,820	USD	162,220	HSBC Bank PLC	7/15/16	(1,657)
CNH	1,687,070	USD	256,433	HSBC Bank PLC	7/15/16	(3,466)
CNH	4,255,326	USD	645,098	HSBC Bank PLC	7/15/16	(7,036)
CNH	7,957,718	USD	1,211,036	HSBC Bank PLC	7/15/16	(17,823)
CNH	8,325,142	USD	1,259,572	HSBC Bank PLC	7/15/16	(11,266)
CNH	16,733,131	USD	2,547,869	HSBC Bank PLC	7/15/16	(38,834)
CNH	8,412,252	USD	1,263,480	Standard Chartered Bank	7/15/16	(2,112)
CNH	16,033,278	USD	2,435,743	Standard Chartered Bank	7/15/16	(31,647)
CNH	1,067,978	USD	162,237	UBS AG	7/15/16	(2,100)
USD	31,272	CNH	203,190	HSBC Bank PLC	7/15/16	805
USD	128,812	CNH	850,356	HSBC Bank PLC	7/15/16	1,306
USD	1,233,829	CNH	8,181,522	HSBC Bank PLC	7/15/16	7,058
USD	1,233,829	CNH	8,181,522	HSBC Bank PLC	7/15/16	7,058
USD	1,268,778	CNH	8,306,690	HSBC Bank PLC	7/15/16	23,239
USD	1,296,028	CNH	8,500,000	HSBC Bank PLC	7/15/16	21,503
USD	1,314,981	CNH	8,559,209	HSBC Bank PLC	7/15/16	31,577
USD	2,509,847	CNH	16,652,837	Morgan Stanley & Co. International PLC	7/15/16	12,852
USD	1,280,977	CNH	8,451,243	Standard Chartered Bank	7/15/16	13,762
USD	1,496,720	CNH	9,870,570	Standard Chartered Bank	7/15/16	16,686
AUD	359,206	USD	264,252	Citibank N.A.	7/28/16	3,359
AUD	1,496,573	USD	1,113,676	Citibank N.A.	7/28/16	1,280
AUD	363,549	USD	268,570	Deutsche Bank AG	7/28/16	2,276
AUD	67,438	USD	50,112	Morgan Stanley & Co. International PLC	7/28/16	129
AUD	1,749,124	USD	1,304,007	Morgan Stanley & Co. International PLC	7/28/16	(899)
AUD	6,614,711	USD	4,880,399	Morgan Stanley & Co. International PLC	7/28/16	47,599
AUD	350,552	USD	258,925	UBS AG	7/28/16	2,239
BRL	3,714,730	USD	1,089,364	Bank of America N.A.	7/28/16	56,672
BRL	4,550,479	USD	1,303,489	JPMorgan Chase Bank N.A.	7/28/16	100,385
BRL	13,360,123	USD	3,844,972	JPMorgan Chase Bank N.A.	7/28/16	276,777
CAD	338,870	USD	260,249	Bank of America N.A.	7/28/16	2,074
CAD	3,340,805	USD	2,624,047	Bank of America N.A.	7/28/16	(37,887)
CAD	334,268	USD	262,028	Barclays Bank PLC	7/28/16	(3,267)
CAD	334,080	USD	262,444	BNP Paribas S.A.	7/28/16	(3,828)
CAD	193,572	USD	149,192	Citibank N.A.	7/28/16	654
CAD	699,187	USD	534,073	Citibank N.A.	7/28/16	7,177
CAD	3,271,784	USD	2,510,252	Citibank N.A.	7/28/16	22,478
CAD	294,021	USD	229,507	JPMorgan Chase Bank N.A.	7/28/16	(1,902)
CLP	912,431,152	USD	1,349,551	HSBC Bank PLC	7/28/16	25,340
CLP	1,057,388,837	USD	1,536,969	Royal Bank of Scotland PLC	7/28/16	56,350
COP	7,834,673,792	USD	2,626,001	Credit Suisse International	7/28/16	38,470
COP	406,021,979	USD	134,355	Deutsche Bank AG	7/28/16	3,727
COP	783,467,379	USD	262,997	Deutsche Bank AG	7/28/16	3,450
COP	2,004,521,607	USD	666,618	Deutsche Bank AG	7/28/16	15,093
CZK	2,907,420	USD	121,063	Deutsche Bank AG	7/28/16	(1,735)
EUR	87,720	USD	99,685	BNP Paribas S.A.	7/28/16	(2,235)
EUR	199,329	USD	220,316	Citibank N.A.	7/28/16	1,123
EUR	2,210,631	USD	2,511,741	Citibank N.A.	7/28/16	(55,904)

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	355,338	USD	391,401	Deutsche Bank AG	7/28/16	$ 3,351
EUR	3,204,386	USD	3,546,166	Deutsche Bank AG	7/28/16	13,656
EUR	473,251	USD	521,665	Goldman Sachs International	7/28/16	4,080
EUR	2,427,972	USD	2,688,630	HSBC Bank PLC	7/28/16	8,657
EUR	263,883	USD	291,959	UBS AG	7/28/16	1,194
GBP	23,790	USD	35,067	Barclays Bank PLC	7/28/16	(3,388)
GBP	923,659	USD	1,321,918	Barclays Bank PLC	7/28/16	(91,985)
GBP	885,655	USD	1,305,411	Deutsche Bank AG	7/28/16	(126,084)
GBP	890,000	USD	1,336,408	Goldman Sachs International	7/28/16	(151,296)
GBP	222,128	USD	294,072	Morgan Stanley & Co. International PLC	7/28/16	1,711
GBP	2,040,672	USD	2,743,134	Royal Bank of Scotland PLC	7/28/16	(25,802)
GBP	924,379	USD	1,321,456	State Street Bank and Trust Co.	7/28/16	(90,565)
HUF	773,811,878	USD	2,702,768	Barclays Bank PLC	7/28/16	16,770
HUF	37,695,340	USD	132,060	BNP Paribas S.A.	7/28/16	419
HUF	363,660,902	USD	1,330,714	BNP Paribas S.A.	7/28/16	(52,639)
HUF	35,984,557	USD	128,771	Credit Suisse International	7/28/16	(2,304)
HUF	35,984,557	USD	128,889	Credit Suisse International	7/28/16	(2,423)
HUF	145,094,270	USD	519,436	Deutsche Bank AG	7/28/16	(9,507)
HUF	145,578,747	USD	500,589	Deutsche Bank AG	7/28/16	11,043
HUF	363,505,135	USD	1,317,091	Société Générale	7/28/16	(39,563)
IDR	47,021,356,485	USD	3,568,983	Deutsche Bank AG	7/28/16	(25,648)
IDR	1,777,804,347	USD	134,478	JPMorgan Chase Bank N.A.	7/28/16	(510)
IDR	17,302,652,586	USD	1,311,801	Morgan Stanley & Co. International PLC	7/28/16	(7,944)
IDR	3,489,712,174	USD	262,187	UBS AG	7/28/16	783
IDR	6,018,821,302	USD	453,225	UBS AG	7/28/16	329
IDR	6,915,958,915	USD	511,535	UBS AG	7/28/16	9,623
IDR	15,578,828,505	USD	1,161,732	UBS AG	7/28/16	12,224
INR	30,858,356	USD	452,044	Barclays Bank PLC	7/28/16	2,854
INR	91,200,000	USD	1,344,141	Citibank N.A.	7/28/16	284
INR	172,006,977	USD	2,549,007	HSBC Bank PLC	7/28/16	(13,365)
JPY	134,023,642	USD	1,316,196	Bank of America N.A.	7/28/16	(17,194)
JPY	13,465,058	USD	131,107	Barclays Bank PLC	7/28/16	(599)
JPY	26,950,074	USD	259,005	Barclays Bank PLC	7/28/16	2,204
JPY	27,272,224	USD	258,639	Barclays Bank PLC	7/28/16	5,692
JPY	545,319,516	USD	5,226,120	BNP Paribas S.A.	7/28/16	59,298
JPY	266,585,996	USD	2,620,770	Credit Suisse International	7/28/16	(36,929)
KRW	2,706,933,894	USD	2,338,402	HSBC Bank PLC	7/28/16	11,007
KRW	139,782,351	USD	121,129	JPMorgan Chase Bank N.A.	7/28/16	192
KRW	150,741,750	USD	130,773	UBS AG	7/28/16	59
MXN	1,923,600	USD	103,759	Citibank N.A.	7/28/16	1,173
MXN	21,000,000	USD	1,122,788	Citibank N.A.	7/28/16	22,766
MXN	24,402,793	USD	1,309,753	Citibank N.A.	7/28/16	21,424
MXN	38,134,325	USD	1,985,316	Citibank N.A.	7/28/16	94,919
MXN	18,271,871	USD	979,448	Deutsche Bank AG	7/28/16	17,287
MXN	49,786,015	USD	2,673,362	Deutsche Bank AG	7/28/16	42,476
MXN	2,955,281	USD	159,421	Goldman Sachs International	7/28/16	1,791
MXN	3,435,951	USD	179,226	Goldman Sachs International	7/28/16	8,205
MXN	23,453,222	USD	1,283,118	Goldman Sachs International	7/28/16	(3,740)
MXN	12,092,515	USD	638,613	JPMorgan Chase Bank N.A.	7/28/16	21,036

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	13

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	3,399,613	USD	182,021	Morgan Stanley & Co. International PLC	7/28/16	$ 3,428
MXN	1,921,809	USD	103,317	Northern Trust Corp.	7/28/16	1,518
MYR	2,644,379	USD	644,892	Deutsche Bank AG	7/28/16	9,772
MYR	2,666,614	USD	650,314	Deutsche Bank AG	7/28/16	9,854
MYR	505,673	USD	126,589	JPMorgan Chase Bank N.A.	7/28/16	(1,401)
NZD	179,551	USD	126,702	Citibank N.A.	7/28/16	1,306
NZD	375,700	USD	263,672	Citibank N.A.	7/28/16	4,178
NZD	367,660	USD	259,191	HSBC Bank PLC	7/28/16	2,927
NZD	1,522,642	USD	1,079,789	Morgan Stanley & Co. International PLC	7/28/16	5,757
NZD	1,837,048	USD	1,309,089	Morgan Stanley & Co. International PLC	7/28/16	608
PHI	6,186,172	USD	131,119	Deutsche Bank AG	7/28/16	208
PHI	2,429,938	USD	51,711	JPMorgan Chase Bank N.A.	7/28/16	(126)
PHI	174,046,094	USD	3,742,524	JPMorgan Chase Bank N.A.	7/28/16	(47,699)
PHI	3,756,911	USD	79,938	Morgan Stanley & Co. International PLC	7/28/16	(182)
PLN	2,102,270	USD	520,390	Bank of America N.A.	7/28/16	12,079
PLN	5,079,139	USD	1,322,934	Bank of America N.A.	7/28/16	(36,475)
PLN	527,169	USD	132,053	BNP Paribas S.A.	7/28/16	1,470
PLN	11,469,966	USD	2,958,007	BNP Paribas S.A.	7/28/16	(52,862)
PLN	534,816	USD	133,345	Citibank N.A.	7/28/16	2,114
PLN	504,938	USD	128,646	Credit Suisse International	7/28/16	(754)
PLN	5,076,907	USD	1,334,273	Goldman Sachs International	7/28/16	(48,380)
PLN	729,875	USD	184,113	UBS AG	7/28/16	752
RUB	8,427,915	USD	130,040	Citibank N.A.	7/28/16	754
RUB	8,449,353	USD	130,734	Credit Suisse International	7/28/16	393
RUB	84,502,971	USD	1,307,488	Credit Suisse International	7/28/16	3,931
RUB	2,170,670	USD	33,832	JPMorgan Chase Bank N.A.	7/28/16	(144)
RUB	8,416,650	USD	130,238	JPMorgan Chase Bank N.A.	7/28/16	382
RUB	21,511,431	USD	328,268	JPMorgan Chase Bank N.A.	7/28/16	5,572
RUB	48,089,297	USD	730,197	JPMorgan Chase Bank N.A.	7/28/16	16,111
RUB	84,279,146	USD	1,301,608	JPMorgan Chase Bank N.A.	7/28/16	6,338
RUB	84,745,810	USD	1,311,449	JPMorgan Chase Bank N.A.	7/28/16	3,740
TRY	55,406	USD	18,711	Barclays Bank PLC	7/28/16	417
TRY	1,526,425	USD	521,984	Citibank N.A.	7/28/16	4,995
TRY	9,068,248	USD	3,075,651	Citibank N.A.	7/28/16	55,049
TRY	1,521,135	USD	516,816	Deutsche Bank AG	7/28/16	8,337
TRY	764,215	USD	262,933	HSBC Bank PLC	7/28/16	903
TWD	2,396,413	USD	74,457	JPMorgan Chase Bank N.A.	7/28/16	(121)
USD	131,570	AUD	176,755	Barclays Bank PLC	7/28/16	(114)
USD	132,266	AUD	178,436	Barclays Bank PLC	7/28/16	(670)
USD	5,242,241	AUD	6,967,128	BNP Paribas S.A.	7/28/16	51,690
USD	11,786	AUD	15,904	Citibank N.A.	7/28/16	(62)
USD	3,057,161	AUD	4,141,597	State Street Bank and Trust Co.	7/28/16	(28,353)
USD	132,535	AUD	178,342	UBS AG	7/28/16	(331)
USD	520,962	AUD	702,159	Westpac Banking Corp.	7/28/16	(2,151)
USD	1,353,443	BRL	4,520,499	Bank of America N.A.	7/28/16	(41,182)
USD	2,266,796	BRL	7,414,688	Bank of America N.A.	7/28/16	(20,719)
USD	49,023	BRL	168,057	BNP Paribas S.A.	7/28/16	(2,824)
USD	129,343	BRL	441,578	Citibank N.A.	7/28/16	(6,889)
USD	2,611,049	BRL	8,893,233	Deutsche Bank AG	7/28/16	(132,614)

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	130,010	BRL	441,578	Goldman Sachs International	7/28/16	$ (6,222)
USD	129,609	BRL	441,578	JPMorgan Chase Bank N.A.	7/28/16	(6,623)
USD	130,967	BRL	445,550	JPMorgan Chase Bank N.A.	7/28/16	(6,490)
USD	261,669	CAD	340,231	Barclays Bank PLC	7/28/16	(1,709)
USD	9,631	CAD	12,553	Citibank N.A.	7/28/16	(86)
USD	34,733	CAD	45,494	Citibank N.A.	7/28/16	(484)
USD	261,211	CAD	333,809	Citibank N.A.	7/28/16	2,805
USD	513,995	CAD	664,339	Citibank N.A.	7/28/16	(278)
USD	5,156,409	CAD	6,662,080	Credit Suisse International	7/28/16	(792)
USD	1,304,511	CAD	1,669,044	Deutsche Bank AG	7/28/16	12,483
USD	79,885	CAD	103,393	HSBC Bank PLC	7/28/16	(153)
USD	51,934	CAD	67,212	JPMorgan Chase Bank N.A.	7/28/16	(95)
USD	2,414,832	CAD	3,109,804	State Street Bank and Trust Co.	7/28/16	7,494
USD	1,549,401	CLP	1,057,388,837	Deutsche Bank AG	7/28/16	(43,918)
USD	130,497	COP	383,920,808	Credit Suisse International	7/28/16	(70)
USD	2,615,615	COP	7,925,313,172	Credit Suisse International	7/28/16	(79,681)
USD	716,128	COP	2,153,395,947	Deutsche Bank AG	7/28/16	(16,214)
USD	1,853,222	COP	5,641,207,511	Deutsche Bank AG	7/28/16	(65,280)
USD	135,604	COP	397,311,718	HSBC Bank PLC	7/28/16	483
USD	2,609,625	EUR	2,311,499	Barclays Bank PLC	7/28/16	41,731
USD	370,793	EUR	333,606	BNP Paribas S.A.	7/28/16	183
USD	150,898	EUR	137,190	Citibank N.A.	7/28/16	(1,510)
USD	2,540,869	EUR	2,307,301	Deutsche Bank AG	7/28/16	(22,361)
USD	5,230,528	EUR	4,615,837	Deutsche Bank AG	7/28/16	102,696
USD	1,195,737	EUR	1,059,689	State Street Bank and Trust Co.	7/28/16	18,506
USD	4,446,492	EUR	3,925,409	State Street Bank and Trust Co.	7/28/16	85,670
USD	7,191	GBP	5,252	Barclays Bank PLC	7/28/16	199
USD	71,248	GBP	54,074	Barclays Bank PLC	7/28/16	(756)
USD	1,199,613	GBP	879,192	Barclays Bank PLC	7/28/16	28,893
USD	1,312,376	GBP	984,427	BNP Paribas S.A.	7/28/16	1,526
USD	5,374	GBP	4,000	Citibank N.A.	7/28/16	48
USD	1,321,649	GBP	983,754	Citibank N.A.	7/28/16	11,695
USD	1,071,725	GBP	798,796	Deutsche Bank AG	7/28/16	8,058
USD	1,302,352	GBP	888,844	Deutsche Bank AG	7/28/16	118,779
USD	1,302,903	GBP	887,157	HSBC Bank PLC	7/28/16	121,576
USD	2,861,406	GBP	2,127,479	HSBC Bank PLC	7/28/16	28,483
USD	230,554	GBP	171,849	JPMorgan Chase Bank N.A.	7/28/16	1,723
USD	1,206,797	GBP	881,961	JPMorgan Chase Bank N.A.	7/28/16	32,388
USD	2,707,311	GBP	1,848,038	JPMorgan Chase Bank N.A.	7/28/16	246,488
USD	1,238,776	GBP	933,221	Morgan Stanley & Co. International PLC	7/28/16	(3,897)
USD	249,011	GBP	186,644	Northern Trust Corp.	7/28/16	478
USD	1,327,072	GBP	909,445	UBS AG	7/28/16	116,067
USD	17,254	HUF	5,006,308	Bank of America N.A.	7/28/16	(340)
USD	130,473	HUF	36,378,554	Bank of America N.A.	7/28/16	2,622
USD	763,035	HUF	218,342,479	Bank of America N.A.	7/28/16	(4,323)
USD	1,676,524	HUF	467,833,989	Bank of America N.A.	7/28/16	32,336
USD	1,313,747	HUF	363,329,795	BNP Paribas S.A.	7/28/16	36,836
USD	263,335	HUF	73,453,157	Citibank N.A.	7/28/16	5,186
USD	6,634	HUF	1,921,178	Credit Suisse International	7/28/16	(118)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	15

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	26,673	HUF	7,739,815	JPMorgan Chase Bank N.A.	7/28/16	$ (528)
USD	263,297	HUF	75,183,027	JPMorgan Chase Bank N.A.	7/28/16	(932)
USD	640,138	HUF	183,926,607	JPMorgan Chase Bank N.A.	7/28/16	(6,266)
USD	1,296,774	HUF	373,386,530	JPMorgan Chase Bank N.A.	7/28/16	(15,481)
USD	2,147,305	IDR	28,945,674,614	Goldman Sachs International	7/28/16	(33,921)
USD	524,631	IDR	6,940,872,227	HSBC Bank PLC	7/28/16	1,596
USD	528,950	IDR	7,109,089,679	HSBC Bank PLC	7/28/16	(6,762)
USD	74,021	IDR	979,368,412	JPMorgan Chase Bank N.A.	7/28/16	220
USD	69,028	IDR	909,792,269	Nomura International PLC	7/28/16	470
USD	538,748	IDR	7,126,555,711	Standard Chartered Bank	7/28/16	1,720
USD	2,096,050	IDR	28,097,549,488	UBS AG	7/28/16	(21,265)
USD	518,745	INR	35,269,467	Citibank N.A.	7/28/16	(1,180)
USD	3,205,243	INR	217,764,212	Citibank N.A.	7/28/16	(4,930)
USD	29,878	INR	2,025,311	JPMorgan Chase Bank N.A.	7/28/16	21
USD	1,061,885	JPY	110,561,733	Deutsche Bank AG	7/28/16	(9,716)
USD	2,621,910	JPY	269,162,654	Goldman Sachs International	7/28/16	13,096
USD	70,129	JPY	7,233,530	Morgan Stanley & Co. International PLC	7/28/16	19
USD	1,288,381	JPY	136,329,879	Morgan Stanley & Co. International PLC	7/28/16	(32,974)
USD	3,975,326	JPY	406,431,365	Morgan Stanley & Co. International PLC	7/28/16	36,058
USD	40,673	JPY	4,128,119	Westpac Banking Corp.	7/28/16	662
USD	264,785	KRW	306,727,392	Morgan Stanley & Co. International PLC	7/28/16	(1,430)
USD	2,229,057	KRW	2,631,179,047	Morgan Stanley & Co. International PLC	7/28/16	(54,602)
USD	2,026,420	KRW	2,377,476,889	Nomura International PLC	7/28/16	(37,046)
USD	262,786	KRW	308,037,850	Standard Chartered Bank	7/28/16	(4,567)
USD	134,372	MXN	2,530,435	Citibank N.A.	7/28/16	(3,663)
USD	252,895	MXN	4,785,187	Citibank N.A.	7/28/16	(8,138)
USD	262,030	MXN	4,971,024	Citibank N.A.	7/28/16	(9,140)
USD	265,220	MXN	4,855,000	Citibank N.A.	7/28/16	379
USD	1,301,168	MXN	24,390,907	Citibank N.A.	7/28/16	(29,361)
USD	1,562,921	MXN	29,297,582	Citibank N.A.	7/28/16	(35,268)
USD	2,017,167	MXN	38,055,866	Deutsche Bank AG	7/28/16	(58,789)
USD	1,279,724	MXN	24,259,097	Goldman Sachs International	7/28/16	(43,614)
USD	133,658	MXN	2,489,301	JPMorgan Chase Bank N.A.	7/28/16	(2,134)
USD	4,681,979	MXN	88,590,075	Morgan Stanley & Co. International PLC	7/28/16	(150,627)
USD	128,637	MXN	2,345,322	Royal Bank of Scotland PLC	7/28/16	699
USD	132,640	MYR	532,548	Barclays Bank PLC	7/28/16	798
USD	25,392	MYR	104,500	Deutsche Bank AG	7/28/16	(479)
USD	261,137	MYR	1,053,950	Deutsche Bank AG	7/28/16	213
USD	131,651	MYR	526,998	HSBC Bank PLC	7/28/16	1,183
USD	132,643	MYR	524,602	JPMorgan Chase Bank N.A.	7/28/16	2,768
USD	2,313,796	MYR	9,487,027	Standard Chartered Bank	7/28/16	(34,889)
USD	1,306,334	MYR	5,269,750	UBS AG	7/28/16	1,712
USD	257,754	NZD	361,228	Barclays Bank PLC	7/28/16	222
USD	255,839	NZD	361,345	JPMorgan Chase Bank N.A.	7/28/16	(1,776)
USD	2,635,843	NZD	3,737,248	State Street Bank and Trust Co.	7/28/16	(28,576)
USD	260,910	NZD	369,137	Westpac Banking Corp.	7/28/16	(2,261)
USD	262,948	PHI	12,373,021	Deutsche Bank AG	7/28/16	281
USD	1,286,733	PHI	60,579,396	HSBC Bank PLC	7/28/16	693
USD	2,214,369	PHI	103,167,459	HSBC Bank PLC	7/28/16	24,227

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	222,062	PHI	10,299,239	UBS AG	7/28/16	$ 3,419
USD	763,286	PLN	3,048,182	Bank of America N.A.	7/28/16	(8,766)
USD	893,933	PLN	3,476,057	Bank of America N.A.	7/28/16	13,507
USD	1,260,379	PLN	5,052,861	Bank of America N.A.	7/28/16	(19,423)
USD	782,085	PLN	3,153,404	BNP Paribas S.A.	7/28/16	(16,618)
USD	1,320,658	PLN	5,130,514	BNP Paribas S.A.	7/28/16	21,188
USD	262,818	PLN	1,036,237	Citibank N.A.	7/28/16	357
USD	63,439	PLN	257,307	Credit Suisse International	7/28/16	(1,733)
USD	213,179	PLN	834,190	Credit Suisse International	7/28/16	1,893
USD	161,214	PLN	631,085	Deutsche Bank AG	7/28/16	1,371
USD	807,988	PLN	3,246,657	Deutsche Bank AG	7/28/16	(14,334)
USD	1,769,489	PLN	6,991,035	Deutsche Bank AG	7/28/16	(1,219)
USD	132,615	PLN	509,418	JPMorgan Chase Bank N.A.	7/28/16	3,588
USD	539,123	PLN	2,166,157	JPMorgan Chase Bank N.A.	7/28/16	(9,528)
USD	911,714	PLN	3,567,765	JPMorgan Chase Bank N.A.	7/28/16	8,061
USD	262,954	PLN	1,053,717	Société Générale	7/28/16	(3,934)
USD	132,326	RUB	8,527,112	Citibank N.A.	7/28/16	(8)
USD	255,516	RUB	16,940,743	JPMorgan Chase Bank N.A.	7/28/16	(7,391)
USD	525,009	RUB	34,403,854	JPMorgan Chase Bank N.A.	7/28/16	(8,912)
USD	758,733	RUB	49,839,340	JPMorgan Chase Bank N.A.	7/28/16	(14,735)
USD	1,304,358	RUB	84,170,218	JPMorgan Chase Bank N.A.	7/28/16	(1,898)
USD	1,305,065	RUB	85,912,415	JPMorgan Chase Bank N.A.	7/28/16	(28,228)
USD	3,452,805	RUB	228,299,452	JPMorgan Chase Bank N.A.	7/28/16	(90,223)
USD	387,952	SGD	523,968	HSBC Bank PLC	7/28/16	(914)
USD	526,993	TRY	1,526,615	Bank of America N.A.	7/28/16	(52)
USD	12,041	TRY	34,963	Citibank N.A.	7/28/16	(29)
USD	521,861	TRY	1,528,861	Citibank N.A.	7/28/16	(5,959)
USD	2,026,602	TRY	6,071,497	Deutsche Bank AG	7/28/16	(69,507)
USD	1,004,735	TRY	2,975,323	Goldman Sachs International	7/28/16	(22,458)
USD	257,316	TRY	759,649	HSBC Bank PLC	7/28/16	(4,943)
USD	130,404	TRY	381,447	JPMorgan Chase Bank N.A.	7/28/16	(1,286)
USD	131,277	TRY	381,447	JPMorgan Chase Bank N.A.	7/28/16	(413)
USD	521,517	TRY	1,548,381	JPMorgan Chase Bank N.A.	7/28/16	(13,042)
USD	263,875	TWD	8,529,508	Deutsche Bank AG	7/28/16	(708)
USD	403,650	TWD	13,090,369	Goldman Sachs International	7/28/16	(2,410)
USD	769,074	TWD	24,858,004	HSBC Bank PLC	7/28/16	(2,015)
USD	130,423	ZAR	1,939,717	Bank of New York Mellon	7/28/16	(511)
USD	510,114	ZAR	7,699,668	Barclays Bank PLC	7/28/16	(9,628)
USD	1,275,286	ZAR	19,249,170	Barclays Bank PLC	7/28/16	(24,071)
USD	517,842	ZAR	7,908,897	Citibank N.A.	7/28/16	(16,024)
USD	556,144	ZAR	8,495,101	Citibank N.A.	7/28/16	(17,292)
USD	1,292,884	ZAR	19,772,244	Citibank N.A.	7/28/16	(41,782)
USD	1,294,605	ZAR	19,772,244	Citibank N.A.	7/28/16	(40,061)
USD	1,332,871	ZAR	20,084,595	Citibank N.A.	7/28/16	(22,878)
USD	2,605,383	ZAR	39,158,910	Citibank N.A.	7/28/16	(37,921)
USD	390,370	ZAR	5,777,621	Deutsche Bank AG	7/28/16	369
USD	261,434	ZAR	3,909,775	JPMorgan Chase Bank N.A.	7/28/16	(2,484)
ZAR	3,944,757	USD	258,673	Citibank N.A.	7/28/16	7,606
ZAR	7,742,482	USD	523,398	Citibank N.A.	7/28/16	(765)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	17

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	19,249,170	USD	1,241,842	Citibank N.A.	7/28/16	$ 57,515
ZAR	19,427,933	USD	1,308,876	Citibank N.A.	7/28/16	2,548
ZAR	20,072,623	USD	1,345,819	Citibank N.A.	7/28/16	9,123
ZAR	20,075,000	USD	1,345,978	Citibank N.A.	7/28/16	9,124
ZAR	23,922,890	USD	1,606,749	Citibank N.A.	7/28/16	8,093
ZAR	30,626,551	USD	2,002,029	Deutsche Bank AG	7/28/16	65,324
ZAR	4,116,621	USD	269,919	Goldman Sachs International	7/28/16	7,961
ZAR	19,804,595	USD	1,270,405	Goldman Sachs International	7/28/16	66,445
ZAR	7,675,844	USD	492,294	HSBC Bank PLC	7/28/16	25,841
ZAR	3,944,757	USD	258,913	JPMorgan Chase Bank N.A.	7/28/16	7,366
USD	73,395	KZT	25,688,187	JPMorgan Chase Bank N.A.	9/01/16	(412)
USD	1,244,325	KZT	430,536,360	Royal Bank of Scotland PLC	9/01/16	7,311
CNH	524,546	USD	78,319	Morgan Stanley & Co. International PLC	9/29/16	78
USD	131,261	CNH	876,694	Barclays Bank PLC	9/29/16	232
ARS	9,459,285	USD	526,980	BNP Paribas S.A.	1/09/17	39,038
ARS	10,031,453	USD	565,152	BNP Paribas S.A.	1/09/17	35,102
ARS	9,444,607	USD	539,384	JPMorgan Chase Bank N.A.	1/09/17	25,756
USD	582,677	ARS	10,371,645	BNP Paribas S.A.	1/09/17	(37,934)
USD	487,153	ARS	8,895,408	Citibank N.A.	1/09/17	(45,124)
USD	498,014	ARS	8,864,653	Citibank N.A.	1/09/17	(32,422)
Total						$ 63,604

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Europe Crossover Series 25 Version 1	5.00%	6/20/21	EUR	10,150	$(28,189)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.16%[1]	3-month LIBOR	5/10/46	USD	1,150	$ 91,301
2.18%[1]	3-month LIBOR	6/02/46	USD	915	74,572
1.84%[1]	3-month LIBOR	6/29/46	USD	1,381	(3,109)
Total					$162,764

[1]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
CDX.EM Series 25 Version 1	1.00%	Citibank N.A.	6/20/21	USD	4,697	$363,116	$396,623	$ (33,507)
Republic of Colombia	1.00%	Citibank N.A.	6/20/21	USD	2,300	112,695	160,143	(47,448)
Republic of Colombia	1.00%	Citibank N.A.	6/20/21	USD	2,100	102,894	138,857	(35,963)
Republic of Colombia	1.00%	Citibank N.A.	6/20/21	USD	1,500	73,496	104,276	(30,780)
Total						$652,201	$799,899	$(147,698)

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
15.14%[1]	1-day BZDIOVER	Citibank N.A.	1/02/18	BRL	10,486	$115,929	—	$115,929
15.94%[1]	1-day BZDIOVER	Citibank N.A.	1/04/21	BRL	2,343	136,678	—	136,678
16.28%[1]	1-day BZDIOVER	Citibank N.A.	1/04/21	BRL	2,000	132,237	—	132,237
11.90%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/21	BRL	6,700	(3,594)	—	(3,594)
2.26%[2]	6-month BUBOR	JPMorgan Chase Bank N.A.	5/12/26	HUF	335,000	(16,620)	—	(16,620)
Total						$364,630	—	$364,630

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$2,994,450	—	—	$2,994,450
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$799,899	—	—	$384,844	—	1,184,743
Swaps - centrally cleared	Net unrealized appreciation[1]	—	—	—	—	165,873	—	165,873

Total		—	$799,899	—	$2,994,450	$550,717	—	$4,345,066

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 98,268	—	$ 98,268
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,930,846	—	—	2,930,846
Swaps - OTC	Unrealized depreciation on swaps	—	$147,698	—	—	20,214	—	167,912
Swaps - centrally cleared	Net unrealized depreciation[1]	—	28,189	—	—	3,109	—	31,298

Total		—	$175,887	—	$2,930,846	$121,591	—	$3,228,324

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	19

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$ 78,366	—	$ 78,366
Forward foreign currency transactions	—	—	—	$49,879	—	—	49,879
Options purchased[1]	—	—	—	(29,086)	(13,547)	—	(42,633)
Swaps	—	$(649,318)	—	—	(519,300)	—	(1,168,618)

Total	—	$(649,318)	—	$20,793	$(454,481)	—	$(1,083,006)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(222,223)	—	$(222,223)
Forward foreign currency translations	—	—	—	$(170,923)	—	—	(170,923)
Swaps	—	$(53,495)	—	—	707,646	—	654,151

Total	—	$(53,495)	—	$(170,923)	$ 485,423	—	$ 261,005

[1]	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$14,323,806	[1]
Average notional value of contracts - short	$4,692,294
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$112,182,842
Average amounts sold - in USD	$82,092,175
Options:
Average value of option contracts purchased	$29,086	[1]
Credit default swaps:
Average notional value - buy protection	$21,238,761
Average notional value - sell protection	$1,528,000
Interest rate swaps:
Average notional value - pays fixed rate	$13,144,855
Average notional value - receives fixed rate	$7,881,029

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	—	$ 27,645
Forward foreign currency exchange contracts	$2,994,450	2,930,846
Swaps - Centrally cleared	—	64,794
Swaps - OTC[1]	1,184,743	167,912

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,179,193	$3,191,197
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(92,439)

Total derivative assets and liabilities subject to an MNA	$4,179,193	$3,098,758

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JUNE 30, 2016

Schedule of Investments (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$119,290	$(119,290)	—	—	—
Barclays Bank PLC	100,012	(100,012)	—	—	—
BNP Paribas S.A.	246,750	(168,940)	—	—	$77,810
Citibank N.A.	1,544,255	(564,856)	—	$(979,399)	—
Credit Suisse International	44,687	(44,687)	—	—	—
Deutsche Bank AG	450,104	(450,104)	—	—	—
Goldman Sachs International	101,578	(101,578)	—	—	—
HSBC Bank PLC	345,639	(108,234)	—	—	237,405
JPMorgan Chase Bank N.A.	758,912	(287,400)	—	—	471,512
Morgan Stanley & Co. International PLC	108,239	(108,239)	—	—	—
Nomura International PLC	470	(470)	—	—	—
Northern Trust Corp.	1,996	—	—	—	1,996
Royal Bank of Scotland PLC	64,360	(25,802)	—	—	38,558
Standard Chartered Bank	32,168	(32,168)	—	—	—
State Street Bank and Trust Co.	111,670	(111,670)	—	—	—
UBS AG	148,401	(23,696)	—	—	124,705
Westpac Banking Corp.	662	(662)	—	—	—
Total	$4,179,193	$(2,247,808)	—	$(979,399)	$951,986

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$186,361	$(119,290)	—	—	$67,071
Bank of New York Mellon	511	—	—	—	511
Barclays Bank PLC	136,187	(100,012)	—	—	36,175
BNP Paribas S.A.	168,940	(168,940)	—	—	—
Citibank N.A.	564,856	(564,856)	—	—	—
Credit Suisse International	124,804	(44,687)	—	—	80,117
Deutsche Bank AG	601,707	(450,104)	—	—	151,603
Goldman Sachs International	312,041	(101,578)	—	—	210,463
HSBC Bank PLC	108,234	(108,234)	—	—	—
JPMorgan Chase Bank N.A.	287,400	(287,400)	—	—	—
Morgan Stanley & Co. International PLC	252,555	(108,239)	—	—	144,316
Nomura International PLC	37,046	(470)	—	—	36,576
Royal Bank of Scotland PLC	25,802	(25,802)	—	—	—
Société Générale	43,497	—	—	—	43,497
Standard Chartered Bank	73,215	(32,168)	—	—	41,047
State Street Bank and Trust Co.	147,494	(111,670)	—	—	35,824
UBS AG	23,696	(23,696)	—	—	—
Westpac Banking Corp.	4,412	(662)	—	—	3,750
Total	$3,098,758	$(2,247,808)	—	—	$850,950

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	21

Schedule of Investments (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	—	$3,644,916	—	$3,644,916
Foreign Agency Obligations	—	11,036,067	—	11,036,067
Foreign Government Obligations	—	30,883,237	—	30,883,237
U.S. Treasury Obligations	—	2,368,729	—	2,368,729
Short-Term Securities	$1,642,089	—	—	1,642,089

Total	$1,642,089	$47,932,949	—	$49,575,038

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,994,450	—	$2,994,450
Interest rate contracts	—	550,717	—	550,717
Liabilities:
Credit contracts	—	(175,887)	—	(175,887)
Foreign currency exchange contracts	—	(2,930,846)	—	(2,930,846)
Interest rate contracts	$(98,268)	(23,323)	—	(121,591)

Total	$(98,268)	$415,111	—	$316,843

[1]

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$31,033	—	—	$31,033
Foreign currency at value	803,473	—	—	803,473
Cash pledged:
Futures contracts	220,000	—	—	220,000
Centrally cleared swaps	997,000	—	—	997,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(1,530,000)	—	(1,530,000)

Total	$2,051,506	$(1,530,000)	—	$521,506

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments June 30, 2016 (Unaudited)	BlackRock Strategic Income Opportunities Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 5.0%
ACAS CLO Ltd.:
Series 13-2AR, Class A2B, 2.88%, 10/15/25 (a)(b)	USD	1,000	$1,000,000
Series 2012-1A, Class CR, 3.87%, 9/20/23 (a)(b)		750	748,500
Series 2013-1A, Class C, 3.37%, 4/20/25 (a)(b)		2,000	1,930,975
Series 2014-1A, Class C, 3.52%, 7/18/26 (a)(b)		1,240	1,192,565
Series 2015-1A, Class A1, 2.11%, 4/18/27 (a)(b)		1,750	1,734,913
Series 2015-1A, Class D, 4.27%, 4/18/27 (a)(b)		1,750	1,579,842
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 4.28%, 4/15/24 (a)(b)		1,000	913,645
ALM Loan Funding, Series 2012-7A, Class C, 5.13%, 10/19/24 (a)(b)		10,945	10,746,397
ALM VII Ltd.:
Series 2012-7A, Class A1, 2.05%, 10/19/24 (a)(b)		10,750	10,714,828
Series 2012-7A, Class D, 5.63%, 10/19/24 (a)(b)		4,720	4,122,741
ALM VIII Ltd.:
Series 2013-8A, Class B, 3.38%, 1/20/26 (a)(b)		3,995	3,850,982
Series 2013-8A, Class C, 3.83%, 1/20/26 (a)(b)		6,775	6,216,657
ALM X Ltd.:
Series 2013-10A, Class B, 3.23%, 1/15/25 (a)(b)		250	244,325
Series 2013-10A, Class C, 3.93%, 1/15/25 (a)(b)		1,740	1,560,411
ALM XII Ltd.:
Series 2015-12A, Class B, 3.88%, 4/16/27 (a)(b)		2,067	2,042,763
Series 2015-12A, Class C1, 4.38%, 4/16/27 (a)(b)		1,240	1,153,200
Series 2015-12A, Class D, 6.13%, 4/16/27 (a)(b)		1,750	1,415,927
ALM XIV Ltd.:
Series 2014-14A, Class A1, 2.06%, 7/28/26 (a)(b)		1,825	1,816,810
Series 2014-14A, Class B, 3.58%, 7/28/26 (a)(b)		5,169	5,076,026
Series 2014-14A, Class C, 4.08%, 7/28/26 (a)(b)		6,640	6,109,259
ALM XVIII Ltd., Series 2016-18A, Class D, 8.26%, 7/15/27 (a)(b)		975	950,130
AMMC CLO 15 Ltd.:
Series 2014-15A, Class C1, 4.10%, 12/09/26 (a)(b)		1,870	1,870,000
Series 2014-15A, Class D, 4.84%, 12/09/26 (a)(b)		2,620	2,462,800
AMMC CLO 16 Ltd.:
Series 2015-16A, Class C, 3.73%, 4/14/27 (a)(b)		3,040	2,951,714
Series 2015-16A, Class D, 4.38%, 4/14/27 (a)(b)		1,220	1,079,693
AMMC CLO 17 Ltd.:
Series 2015-17A, Class B, 2.93%, 11/15/27 (a)(b)		4,755	4,682,754
Series 2015-17A, Class C, 3.88%, 11/15/27 (a)(b)		2,330	2,300,300
Series 2015-17A, Class E, 7.38%, 11/15/27 (a)(b)		2,000	1,796,197

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
AMMC CLO 18 Ltd., Series 2016-18A, Class D, 5.67%, 5/26/28 (a)(b)	USD	1,550	$1,480,250
AMMC CLO IX Ltd.:
Series 2011-9A, Class DR, 6.28%, 1/15/22 (a)(b)		2,920	2,920,000
Series 2011-9A, Class ER, 8.28%, 1/15/22 (a)(b)		4,680	4,566,744
AMMC CLO X Ltd., Series 2012-10A, Class D, 5.13%, 4/11/22 (a)(b)		900	911,113
AMMC CLO XII Ltd., Series 2013-12A, Class B, 2.53%, 5/10/25 (a)(b)		3,350	3,297,543
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class B, 3.63%, 4/28/26 (a)(b)		2,375	2,317,123
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class D, 4.03%, 4/15/27 (a)(b)		2,660	2,404,775
Series 2015-6A, Class E1, 5.53%, 4/15/27 (a)(b)		2,250	1,730,998
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class C, 3.68%, 10/15/27 (a)(b)		1,813	1,776,250
Series 2015-7A, Class D, 4.28%, 10/15/27 (a)(b)		1,625	1,492,949
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, 4.85%, 7/28/28 (a)(b)		1,360	1,295,400
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class A1, 1.82%, 7/13/25 (a)(b)		2,910	2,882,276
Series 2013-1A, Class A2A, 2.38%, 7/13/25 (a)(b)		4,390	4,257,895
Series 2013-1A, Class B, 3.33%, 7/13/25 (a)(b)		1,160	1,115,256
Series 2014-3A, Class C, 4.13%, 4/28/26 (a)(b)		5,151	4,718,793
Apidos CDO:
Series 2012-9AR, Class CR, 3.53%, 7/15/23 (a)(b)		12,295	12,141,385
Series 2012-9AR, Class DR, 4.53%, 7/15/23 (a)(b)		5,265	4,935,752
Apidos CLO IX, Series 2012-9AR, Class ER, 6.73%, 7/15/23 (a)(b)		1,000	920,664
Apidos CLO XI, Series 2012-11A, Class A, 2.02%, 1/17/23 (a)(b)		15,120	14,944,800
Apidos CLO XII, Series 2013-12A, Class A, 1.73%, 4/15/25 (a)(b)		70,354	69,664,531
Apidos CLO XIV, Series 2013-14A, Class C1, 3.48%, 4/15/25 (a)(b)		3,890	3,849,794
Apidos CLO XIX:
Series 2014-19A, Class D, 4.37%, 10/17/26 (a)(b)		500	462,231
Series 2014-19A, Class E, 6.07%, 10/17/26 (a)(b)		2,700	2,158,803
Apidos CLO XV:
Series 2013-15A, Class A1, 1.98%, 10/20/25 (a)(b)		4,630	4,586,526
Series 2013-15A, Class D, 5.38%, 10/20/25 (a)(b)		1,950	1,613,625
Apidos CLO XVI, Series 2013-16A, Class C, 3.87%, 1/19/25 (a)(b)		2,775	2,430,823
Apidos CLO XVII:
Series 2014-17A, Class A1A, 2.12%, 4/17/26 (a)(b)		4,755	4,734,173
Series 2014-17A, Class B, 3.47%, 4/17/26 (a)(b)		1,670	1,620,468

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Apidos CLO XVIII:
Series 2014-18A, Class A1, 2.05%, 7/22/26 (a)(b)	USD	3,590	$3,581,025
Series 2014-18A, Class C, 4.27%, 7/22/26 (a)(b)		2,900	2,676,268
Series 2014-18A, Class D, 5.82%, 7/22/26 (a)(b)		2,125	1,713,532
Apidos CLO XXI, Series 2015-21A, Class C, 4.17%, 7/18/27 (a)(b)		500	453,750
ARES CLO Ltd.:
Series 2012-2A, Class AR, 1.92%, 10/12/23 (a)(b)		2,860	2,850,138
Series 2012-2A, Class CR, 3.33%, 10/12/23 (a)(b)		1,660	1,646,986
Series 2012-2A, Class DR, 4.33%, 10/12/23 (a)(b)		750	711,075
Series 2014-32A, Class A2, 2.92%, 11/15/25 (a)(b)		2,000	1,995,601
Series 2015-4A, Class C, 4.88%, 10/15/26 (a)(b)		3,225	3,038,485
Series 2015-4A, Class D2, 7.65%, 10/15/26 (a)(b)		2,915	2,623,500
ARES XXIII CLO Ltd.:
Series 2012-1A, Class E, 6.22%, 4/19/23 (a)(b)		8,475	7,505,996
Series 2012-1AR, Class CR, 3.83%, 4/19/23 (a)(b)		4,250	4,249,954
Series 2012-1AR, Class DR, 4.78%, 4/19/23 (a)(b)		4,000	3,865,951
ARES XXV CLO Ltd.:
Series 2012-3A, Class D, 5.27%, 1/17/24 (a)(b)		1,603	1,540,636
Series 2012-3X, Class C, 3.77%, 1/17/24 (b)		2,925	2,812,082
Series 2012-3X, Class D, 5.27%, 1/17/24 (b)		2,500	2,460,338
ARES XXVII CLO Ltd., Series 2013-2A, Class D, 4.37%, 7/28/25 (a)(b)		1,360	1,183,200
ARES XXXII CLO Ltd.:
Series 2014-32A, Class B, 3.87%, 11/15/25 (a)(b)		1,245	1,220,060
Series 2014-32A, Class C, 4.82%, 11/15/25 (a)(b)		2,485	2,267,768
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class C, 4.94%, 12/05/25 (a)(b)		1,275	1,166,961
Series 2015-1A, Class D, 6.87%, 12/05/25 (a)(b)		750	630,000
ARES XXXIX CLO Ltd., Series 2016-39A, Class E, 7.90%, 7/18/28 (a)(b)		2,910	2,699,025
ARES XXXVIII CLO Ltd., Series 2015-38A, Class D, 4.51%, 1/20/27 (a)(b)		970	930,715
Arrowpoint CLO Ltd., Series 2016-5A, Class D, 5.31%, 7/15/28 (a)(b)		2,480	2,287,800
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class D, 4.89%, 1/30/24 (a)(b)		1,170	1,128,847
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class A, 1.83%, 8/18/25 (a)(b)		3,375	3,339,082
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 3.33%, 2/17/26 (a)(b)		2,400	2,290,538
Atlas Senior Loan Fund Ltd.:
Series 2012-1A, Class B1L, 5.13%, 8/15/24 (a)(b)		1,900	1,865,156
Series 2012-1A, Class B2L, 6.88%, 8/15/24 (a)(b)		1,625	1,517,702
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.63%, 7/16/26 (a)(b)		2,295	2,209,412

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-1A, Class D, 4.08%, 7/16/26 (a)(b)	USD	2,145	$1,887,061
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 4.32%, 10/15/26 (a)(b)		850	754,267
Atrium CDO Corp., Series 8A, Class D, 5.14%, 10/23/22 (a)(b)		12,615	12,354,409
Atrium IX, Series 9A, Class D, 4.17%, 2/28/24 (a)(b)		3,250	3,005,537
Atrium VII, Series 7A, Class FR, 6.13%, 11/16/22 (a)(b)		8,210	8,352,534
Atrium X:
Series 10A, Class A, 1.75%, 7/16/25 (a)(b)		3,856	3,809,384
Series 10A, Class D, 4.13%, 7/16/25 (a)(b)		1,670	1,505,782
Atrium XII, Series -12A, Class D, 4.54%, 10/22/26 (a)(b)		4,250	4,011,575
Babson CLO Ltd.:
Series 2013-IA, Class A, 1.73%, 4/20/25 (a)(b)		17,920	17,730,587
Series 2014-3A, Class C1, 3.62%, 1/15/26 (a)(b)		390	376,632
Series 2016-1A, Class E, 7.17%, 4/23/27 (a)(b)		940	855,400
Battalion CLO VII Ltd.:
Series 2014-7A, Class A2, 3.17%, 10/17/26 (a)(b)		4,540	4,534,173
Series 2014-7A, Class B, 4.22%, 10/17/26 (a)(b)		3,070	3,069,962
Series 2014-7A, Class C, 4.52%, 10/17/26 (a)(b)		3,570	2,958,509
Battalion CLO VIII Ltd.:
Series 2015-8A, Class C, 4.52%, 4/18/27 (a)(b)		750	702,540
Series 2015-8A, Class D, 6.07%, 4/18/27 (a)(b)		1,430	1,108,250
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.83%, 7/15/24 (a)(b)		3,210	3,171,226
Benefit Street Partners CLO IV Ltd.:
Series 2014-IVA, Class A1A, 2.11%, 7/20/26 (a)(b)		12,205	12,143,975
Series 2014-IVA, Class B, 3.42%, 7/20/26 (a)(b)		3,490	3,394,025
Series 2014-IVA, Class C, 4.12%, 7/20/26 (a)(b)		2,750	2,414,732
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class A2, 2.87%, 4/18/27 (a)(b)		2,480	2,480,000
Series 2015-VIA, Class B, 3.67%, 4/18/27 (a)(b)		2,750	2,708,750
Series 2015-VIA, Class C, 4.32%, 4/18/27 (a)(b)		2,640	2,427,786
Series 2015-VIA, Class D, 6.17%, 4/18/27 (a)(b)		2,000	1,670,000
Benefit Street Partners CLO VIII Ltd.:
Series 2015-8A, Class B, 3.32%, 1/20/28 (a)(b)		1,500	1,475,730
Series 2015-8A, Class C, 4.22%, 1/20/28 (a)(b)		2,320	2,138,130
Series 2015-8A, Class D, 5.82%, 1/20/28 (a)(b)		750	621,600
Betony CLO Ltd., Series 2015-1A, Class D, 4.23%, 4/15/27 (a)(b)		2,040	1,795,045
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, 4.07%, 7/15/26 (a)(b)		970	855,499

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
BlueMountain CLO Ltd.:
Series 2011-1A, Class E, 6.38%, 8/16/22 (a)(b)	USD	1,575	$1,562,113
Series 2012-1A, Class D, 4.98%, 7/20/23 (a)(b)		3,850	3,749,480
Series 2012-2A, Class C, 3.37%, 11/20/24 (a)(b)		500	493,796
Series 2013-1A, Class B, 3.27%, 5/15/25 (a)(b)		1,240	1,201,923
Series 2013-1A, Class C, 4.02%, 5/15/25 (a)(b)		3,125	2,939,834
Series 2013-2A, Class A, 1.84%, 1/22/25 (a)(b)		3,520	3,486,939
Series 2013-3A, Class A, 2.04%, 10/29/25 (a)(b)		7,810	7,766,954
Series 2013-3A, Class C, 3.32%, 10/29/25 (a)(b)		2,910	2,803,317
Series 2014-1A, Class C, 3.37%, 4/30/26 (a)(b)		2,818	2,725,365
Series 2014-2A, Class A, 2.09%, 7/20/26 (a)(b)		2,760	2,746,534
Series 2014-4A, Class E, 5.97%, 11/30/26 (a)(b)		2,345	1,866,169
Series 2015-1A, Class B, 3.78%, 4/13/27 (a)(b)		1,000	982,335
Series 2015-1A, Class C, 4.38%, 4/13/27 (a)(b)		1,670	1,555,934
Series 2015-1A, Class D, 6.08%, 4/13/27 (a)(b)		3,611	2,962,556
Series 2015-2A, Class E, 5.97%, 7/18/27 (a)(b)		750	616,283
Series 2015-4A, Class D2, 4.51%, 1/20/27 (a)(b)		970	913,368
Series 2015-4A, Class E, 6.96%, 1/20/27 (a)(b)		970	871,899
Bowman Park CLO Ltd., Series 2014-1A, Class D2, 4.57%, 11/23/25 (a)(b)		4,945	4,555,585
Canyon Capital CLO Ltd.:
Series 2012-1A, Class D, 4.93%, 1/15/24 (a)(b)		1,170	1,138,251
Series 2015-1A, Class C, 3.78%, 4/15/27 (a)(b)		1,420	1,382,100
Carlyle Daytona CLO Ltd., Series 2007-1A, Class A3L, 1.30%, 4/27/21 (a)(b)		2,245	2,126,702
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-1A, Class DR, 4.38%, 4/20/22 (a)(b)		2,230	2,124,610
Series 2012-2A, Class B1R, 2.73%, 7/20/23 (a)(b)		6,275	6,229,898
Series 2012-2A, Class C1R, 3.53%, 7/20/23 (a)(b)		1,375	1,355,943
Series 2012-2A, Class DR, 4.53%, 7/20/23 (a)(b)		750	716,631
Series 2012-2AR, Class ER, 6.73%, 7/20/23 (a)(b)		9,300	8,681,211
Series 2012-3A, Class C, 5.13%, 10/04/24 (a)(b)		9,300	9,100,277
Series 2012-4A, Class D, 5.13%, 1/20/25 (a)(b)		3,753	3,649,249
Series 2012-4A, Class E, 6.13%, 1/20/25 (a)(b)		3,400	2,902,512
Series 2013-1A, Class D, 6.13%, 2/14/25 (a)(b)		500	432,814
Series 2013-3A, Class B, 3.28%, 7/15/25 (a)(b)		3,090	2,966,538
Series 2014-5A, Class C, 4.78%, 10/16/25 (a)(b)		3,035	2,883,907

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2015-1A, Class C, 3.78%, 4/20/27 (a)(b)	USD	765	$751,626
Series 2015-1A, Class D, 4.38%, 4/20/27 (a)(b)		2,475	2,285,986
Series 2015-1A, Class E1, 5.93%, 4/20/27 (a)(b)		2,265	1,801,427
Series 2015-2A, Class C, 4.38%, 4/27/27 (a)(b)		750	693,200
Series 2015-2A, Class D, 5.93%, 4/27/27 (a)(b)		1,220	1,042,112
Series 2015-4A, Class SBB1, 0.00%, 10/20/27 (a)(b)		3,235	3,072,040
Cedar Funding III CLO Ltd.:
Series 2014-3A, Class C, 3.44%, 5/20/26 (a)(b)		3,515	3,444,700
Series 2014-3A, Class D, 4.19%, 5/20/26 (a)(b)		2,945	2,701,409
CIFC Funding Ltd.:
Series 2011-1A, Class D, 5.63%, 1/19/23 (a)(b)		3,215	3,214,630
Series 2012-1A, Class B1R, 4.78%, 8/14/24 (a)(b)		3,500	3,350,836
Series 2012-2A, Class A2RL, 2.54%, 12/05/24 (a)(b)		1,000	995,700
Series 2012-3A, Class A2L, 2.89%, 1/29/25 (a)(b)		4,480	4,479,114
Series 2013-1A, Class A2, 2.53%, 4/16/25 (a)(b)		750	735,019
Series 2013-4A, Class B1, 2.52%, 11/27/24 (a)(b)		10,110	9,835,567
Series 2013-4A, Class D, 4.17%, 11/27/24 (a)(b)		1,560	1,451,892
Series 2014-1A, Class A, 2.13%, 4/18/25 (a)(b)		7,200	7,174,800
Series 2014-2A, Class A1L, 2.14%, 5/24/26 (a)(b)		5,000	4,962,559
Series 2014-2A, Class A3L, 3.51%, 5/24/26 (a)(b)		2,505	2,439,870
Series 2014-2A, Class B1L, 4.16%, 5/24/26 (a)(b)		10,005	8,758,931
Series 2014-3A, Class C1, 3.44%, 7/22/26 (a)(b)		1,107	1,059,044
Series 2014-4A, Class D, 4.03%, 10/17/26 (a)(b)		3,755	3,313,787
Series 2014-5A, Class A1, 2.21%, 1/17/27 (a)(b)		10,920	10,868,945
Series 2015-1A, Class B, 2.84%, 1/22/27 (a)(b)		380	376,198
Series 2015-1A, Class C, 3.64%, 1/22/27 (a)(b)		2,850	2,773,823
Series 2015-1A, Class D, 4.64%, 1/22/27 (a)(b)		1,470	1,353,587
Series 2015-2A, Class A, 2.08%, 4/15/27 (a)(b)		4,030	3,988,287
Series 2015-2A, Class D, 4.28%, 4/15/27 (a)(b)		250	225,696
Series 2015-4A, Class C1, 4.43%, 10/20/27 (a)(b)		1,125	1,031,895
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.76%, 10/20/43 (a)(b)		36	34,258
Cumberland Park CLO Ltd., Series 2015-2A, Class E, 5.63%, 7/20/26 (a)(b)		750	596,250
Dryden 34 Senior Loan Fund:
Series 2014-34A, Class C, 3.43%, 10/15/26 (a)(b)		1,200	1,146,459
Series 2014-34A, Class D, 4.23%, 10/15/26 (a)(b)		1,190	1,091,825

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Dryden 36 Senior Loan Fund:
Series 2014-36A, Class B, 2.98%, 11/09/25 (a)(b)	USD	3,500	$3,498,250
Series 2014-36A, Class C, 3.68%, 11/09/25 (a)(b)		750	726,531
Series 2014-36A, Class D, 4.38%, 11/09/25 (a)(b)		2,870	2,620,412
Series 2014-36A, Class E, 5.83%, 11/09/25 (a)(b)		1,245	996,000
Dryden 38 Senior Loan Fund, Series 2015-38A, Class E, 6.68%, 7/15/27		425	357,000
Dryden XXII Senior Loan Fund, Series 2011-22A, Class CR, 4.63%, 1/15/22 (a)(b)		2,560	2,484,519
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 2.01%, 1/15/25 (a)(b)		5,386	5,366,311
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.73%, 8/15/25 (a)(b)		14,365	14,176,928
ECP CLO Ltd., Series 2012-4A, Class A1, 1.97%, 6/19/24 (a)(b)		4,540	4,506,334
Finn Square CLO Ltd., Series 2012-1A, Class B1, 3.43%, 12/24/23 (a)(b)		750	743,486
Flatiron CLO Ltd.:
Series 2011-1A, Class D, 4.23%, 1/15/23 (a)(b)		1,550	1,510,309
Series 2012-1A, Class C, 5.12%, 10/25/24 (a)(b)		10,200	9,812,729
Series 2013-1A, Class A1, 2.02%, 1/17/26 (a)(b)		8,190	8,118,093
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class A2R, 2.43%, 4/20/23 (a)(b)		7,250	7,197,622
Series 2012-7A, Class BR, 3.13%, 4/20/23 (a)(b)		5,270	5,164,016
Series 2012-7A, Class CR, 4.08%, 4/20/23 (a)(b)		2,500	2,435,200
Series 2012-7A, Class DR, 5.87%, 4/20/23 (a)(b)		5,000	4,788,959
Series 2012-7A, Class ER, 4.37%, 4/20/23 (a)(b)		2,925	1,975,119
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)		4,075	1,357,516
Galaxy XI CLO Ltd., Series 2011-11A, Class E, 5.62%, 8/20/22 (a)(b)		2,140	1,935,754
Galaxy XV CLO Ltd.:
Series 2013-15A, Class A, 1.88%, 4/15/25 (a)(b)		5,555	5,443,900
Series 2013-15A, Class C, 3.23%, 4/15/25 (a)(b)		3,000	2,905,293
GoldenTree Loan Opportunities IV Ltd., Series 2007-4A, Class B, 1.35%, 8/18/22 (a)(b)		2,680	2,622,459
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 4.14%, 10/29/26 (a)(b)		3,297	3,018,947
Goldentree Loan Opportunities VI Ltd., Series 2012-6A, Class C, 3.88%, 4/17/22 (a)(b)		1,935	1,928,648
GoldenTree Loan Opportunities VI Ltd., Series 2012-6A, Class E, 6.13%, 4/17/22 (a)(b)		7,000	6,446,924
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class C, 3.33%, 4/19/26 (a)(b)		1,170	1,123,583

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
GoldenTree Loan Opportunities XI Ltd.:
Series 2015-11A, Class D, 4.33%, 4/18/27 (a)(b)	USD	2,500	$2,304,639
Series 2015-11A, Class E, 6.18%, 4/18/27 (a)(b)		3,250	2,611,378
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 5.79%, 7/17/23 (a)(b)		8,630	7,899,242
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.90%, 10/28/24 (a)(b)		11,535	11,422,390
Highbridge Loan Management Ltd.:
Series 168, Class D, 5.33%, 4/20/27 (a)(b)		1,560	1,440,958
Series 2014-4A, Class B, 3.63%, 7/28/25 (a)(b)		3,465	3,370,091
Series 2015-6A, Class D, 4.28%, 5/05/27 (a)(b)		2,070	1,911,749
Series 2015-6A, Class E1, 6.08%, 5/05/27 (a)(b)		1,620	1,330,155
Series 3A-2014, Class C, 4.23%, 1/18/25 (a)(b)		1,350	1,206,273
Series 5A-2015, Class E, 5.99%, 1/29/26 (a)(b)		750	630,593
Series 7A-2015, Class C, 4.01%, 11/15/26 (a)(b)		1,170	1,170,000
Series 7A-2015, Class D, 4.38%, 11/15/26 (a)(b)		1,160	1,036,298
HPS Loan Management Ltd., Series 9A-2016, Class D2, 7.08%, 7/19/27 (a)(b)		1,780	1,602,712
Keuka Park CLO Ltd., Series 2013-1A, Class D, 3.82%, 10/21/24 (a)(b)		2,245	1,952,967
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.78%, 7/15/25 (a)(b)		7,785	7,645,044
LCM IX LP, Series 9A, Class E, 4.83%, 7/14/22 (a)(b)		2,625	2,552,451
LCM X LP:
Series 10AR, Class CR, 3.48%, 4/15/22 (a)(b)		2,355	2,331,048
Series 10AR, Class DR, 4.38%, 4/15/22 (a)(b)		1,500	1,462,846
Series 10AR, Class ER, 6.13%, 4/15/22 (a)(b)		5,060	4,657,913
LCM XIII LP, Series 13A, Class D, 4.43%, 1/19/23 (a)(b)		1,750	1,628,434
LCM XIV LP, Series 14A, Class A, 1.78%, 7/15/25 (a)(b)		1,250	1,235,900
LCM XV LP, Series 15A, Class C, 3.76%, 8/25/24 (a)(b)		1,795	1,785,968
LCM XVI LP, Series 16A, Class A, 2.13%, 7/15/26 (a)(b)		3,330	3,318,797
LCM XVII LP, Series 17A, Class D, 4.13%, 10/15/26 (a)(b)		1,560	1,423,030
LCM XVIII LP:
Series 18A, Class C1, 3.78%, 4/20/27 (a)(b)		3,670	3,671,401
Series 18A, Class D, 4.43%, 4/20/27 (a)(b)		2,670	2,377,061
Series 18A, Class E, 5.98%, 4/20/27 (a)(b)		2,430	1,976,431
Series 18A, Class INC, 0.00%, 4/20/27 (a)(b)		1,835	1,196,092
Limerock CLO III LLC, Series 2014-3A, Class C, 4.23%, 10/20/26 (a)(b)		8,490	7,429,031
Madison Park Funding Ltd.:
Series 2012-9A, Class B2R, 2.93%, 8/15/22 (a)(c)		4,400	4,401,077

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2012-9A, Class C1R, 3.17%, 8/15/22 (a)(b)	USD	1,090	$1,075,307
Series 2012-9A, Class C2R, 3.80%, 8/15/22 (a)(c)		6,890	7,087,668
Series 2012-9A, Class DR, 4.48%, 8/15/22 (a)(b)		4,250	4,051,160
Series 2012-9A, Class E, 5.88%, 8/15/22 (a)(b)		2,140	1,922,529
Madison Park Funding VIII Ltd.:
Series 2012-8A, Class BR, 2.84%, 4/22/22 (a)(b)		585	581,542
Series 2012-8A, Class CR, 3.44%, 4/22/22 (a)(b)		4,973	4,926,995
Series 2012-8AR, Class DR, 4.49%, 4/22/22 (a)(b)		2,954	2,887,828
Madison Park Funding X Ltd.:
Series 2012-10A, Class B1, 2.98%, 1/20/25 (a)(b)		8,010	8,028,767
Series 2012-10A, Class D, 4.88%, 1/20/25 (a)(b)		5,465	5,303,309
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 4.14%, 10/23/25 (a)(b)		2,229	1,976,529
Madison Park Funding XIII Ltd.:
Series 2014-13A, Class C, 3.38%, 1/19/25 (a)(b)		2,066	2,035,010
Series 2014-13A, Class D, 3.98%, 1/19/25 (a)(b)		750	684,082
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 4.23%, 7/25/26 (a)(b)		4,925	4,535,906
Madison Park Funding XIX Ltd., Series 2015-19A, Class D, 6.86%, 1/22/28 (a)(b)		750	666,208
Madison Park Funding XV Ltd., Series 2014-15A, Class B1, 3.88%, 1/27/26 (a)(b)		1,170	1,156,644
Madison Park Funding XVI Ltd.:
Series 2015-16A, Class A2A, 2.83%, 4/20/26 (a)(b)		1,850	1,839,825
Series 2015-16A, Class B, 3.63%, 4/20/26 (a)(b)		1,000	999,400
Series 2015-16A, Class C, 4.33%, 4/20/26 (a)(b)		1,200	1,124,160
Madison Park Funding XX Ltd., Series 2016-20A, Class E, 8.08%, 4/27/27 (a)(b)		1,740	1,650,001
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 2.81%, 1/20/24 (a)(b)		5,620	5,398,713
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 1.79%, 7/22/24 (a)(b)		10,005	9,827,032
Muir Grove CLO Ltd., Series 2007-1A, Class C, 3.64%, 3/25/20 (a)(b)		1,500	1,503,750
Muir Woods CLO Ltd., Series 2012-1A, Class C, 4.38%, 9/14/23 (a)(b)		4,700	4,709,063
Neuberger Berman CLO Ltd., Series 2012-12A, Class ER, 6.89%, 7/25/23 (a)(b)		1,750	1,600,606
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class B, 2.94%, 1/23/24 (a)(b)		18,600	18,494,562
Series 2012-13A, Class D, 5.14%, 1/23/24 (a)(b)		2,625	2,566,062
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class D, 3.98%, 4/15/26 (a)(b)		750	678,641
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class B, 3.77%, 11/14/25 (a)(b)		640	623,617

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-18A, Class C, 4.37%, 11/14/25 (a)(b)	USD	2,110	$1,871,870
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class D, 4.46%, 1/15/28 (a)(b)		750	676,469
Series 2015-20A, Class E, 6.96%, 1/15/28 (a)(b)		1,645	1,414,700
Neuberger Berman CLO XXI Ltd.:
Series 2016-21A, Class D, 5.57%, 4/20/27 (a)(b)		550	535,777
Series 2016-21A, Class E, 7.62%, 4/20/27 (a)(b)		1,170	1,075,595
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class C, 3.73%, 7/20/26 (a)(b)		1,200	1,173,809
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 4.64%, 1/23/27 (a)(b)		1,520	1,451,600
Oaktree EIF II Ltd.:
Series 2014-A2, Class B, 2.93%, 11/15/25 (a)(b)		6,755	6,636,563
Series 2015-B1A, Class B, 2.92%, 2/15/26 (a)(b)		1,000	981,264
Series 2015-B1A, Class C, 3.72%, 2/15/26 (a)(b)		2,850	2,769,737
OCP CLO Ltd.:
Series 2014-5A, Class A1, 1.64%, 4/26/26 (a)(b)		1,380	1,349,081
Series 2015-8A, Class A1, 2.16%, 4/17/27 (a)(b)		1,930	1,916,911
Octagon Investment Partners 26 Ltd.:
Series 2016-1A, Class C, 3.97%, 4/15/27 (a)(b)		1,570	1,571,350
Series 2016-1A, Class D, 5.57%, 4/15/27 (a)(b)		2,150	2,135,179
Series 2016-1A, Class E, 8.47%, 4/15/27 (a)(b)		2,625	2,518,395
Octagon Investment Partners XII Ltd.:
Series 2012-1AR, Class DR, 4.08%, 5/05/23 (a)(b)		5,965	5,829,827
Series 2012-1AR, Class ER, 5.78%, 5/05/23 (a)(b)		9,520	8,665,084
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.63%, 1/15/24 (a)(b)		2,165	2,032,134
Octagon Investment Partners XIX Ltd.:
Series 2014-1A, Class F, 6.13%, 4/15/26 (a)(b)		3,950	2,287,598
Series 2014-1A, Class SUB, 0.00%, 4/15/26 (a)		5,600	2,489,359
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.75%, 7/17/25 (a)(b)		8,330	8,203,384
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1, 1.95%, 10/25/25 (a)(b)		8,425	8,321,204
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 4.32%, 12/16/24 (a)(b)		1,250	1,116,580
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 4.27%, 8/12/26 (a)(b)		1,740	1,605,701
Octagon Investment Partners XXI Ltd.:
Series 2014-1A, Class C, 4.27%, 11/14/26 (a)(b)		7,475	6,933,063
Series 2014-1A, Class D, 7.22%, 10/25/26 (a)(b)		4,900	4,191,951

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class C1, 3.87%, 11/25/25 (a)(b)	USD	2,445	$2,395,597
Series 2014-1A, Class D1, 4.52%, 11/25/25 (a)(b)		2,040	1,825,073
Series 2014-1A, Class E1, 5.87%, 11/25/25 (a)(b)		1,245	980,438
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1, 2.03%, 10/20/25 (a)(b)		1,069	1,059,973
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 2.06%, 11/20/23 (a)(b)		23,150	23,090,643
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.75%, 4/20/25 (a)(b)		16,975	16,776,393
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.33%, 10/20/28 (a)(b)		970	882,857
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.92%, 8/23/24 (a)(b)		10,470	10,366,859
OZLM Funding III Ltd.:
Series 2013-3A, Class C, 4.54%, 1/22/25 (a)(b)		1,125	1,044,156
Series 2013-3A, Class D, 5.64%, 1/22/25 (a)(b)		2,520	2,131,055
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1, 1.79%, 7/22/25 (a)(b)		4,560	4,517,592
Series 2013-4A, Class C, 3.84%, 7/22/25 (a)(b)		1,130	986,968
OZLM Funding Ltd.:
Series 2012-1A, Class DR, 7.34%, 7/22/27 (a)(b)		1,250	1,088,072
Series 2012-2A, Class B, 3.89%, 10/30/23 (a)(b)		3,713	3,713,238
Series 2012-2X, Class B, 3.89%, 10/30/23 (b)		5,050	5,050,324
OZLM IX Ltd., Series 2014-9A, Class B, 3.93%, 1/20/27 (a)(b)		2,530	2,500,767
OZLM VI Ltd., Series 2014-6A, Class B, 3.53%, 4/17/26 (a)(b)		2,130	2,049,699
OZLM VII Ltd.:
Series 2014-7A, Class A2A, 2.68%, 7/17/26 (a)(b)		1,400	1,370,211
Series 2014-7A, Class C, 4.23%, 7/17/26 (a)(b)		3,256	2,873,609
Series 2014-7A, Class D, 5.63%, 7/17/26 (a)(b)		2,214	1,734,581
OZLM VIII Ltd.:
Series 2014-8A, Class A2A, 2.78%, 10/17/26 (a)(b)		15,265	15,021,838
Series 2014-8A, Class B, 3.63%, 10/17/26 (a)(b)		3,025	2,926,369
Series 2014-8A, Class C, 4.13%, 10/17/26 (a)(b)		4,985	4,365,964
OZLM XI Ltd.:
Series 2015-11A, Class B, 3.64%, 1/30/27 (a)(b)		2,219	2,154,835
Series 2015-11A, Class C1, 4.69%, 1/30/27 (a)(b)		3,876	3,601,967
OZLM XII Ltd.:
Series 2015-12A, Class A1, 2.09%, 4/30/27 (a)(b)		2,560	2,534,759
Series 2015-12A, Class A2, 2.62%, 4/30/27 (a)(b)		4,840	4,641,793
Series 2015-12A, Class B, 3.52%, 4/30/27 (a)(b)		1,210	1,169,666

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2015-12A, Class C, 4.32%, 4/30/27 (a)(b)	USD	2,375	$2,090,460
Series 2015-12A, Class D, 6.02%, 4/30/27 (a)(b)		1,480	1,186,442
OZLM XIII Ltd., Series 2015-13A, Class C, 5.12%, 7/30/27 (a)(b)		1,165	1,121,883
OZLM XIV Ltd.:
Series 2015-14A, Class C, 4.73%, 1/15/29 (a)(b)		2,530	2,329,921
Series 2015-14A, Class D, 6.73%, 1/15/29 (a)(b)		2,340	1,988,446
Palmer Square CLO Ltd.:
Series 2013-2A, Class A1A, 2.03%, 10/17/25 (a)(b)		10,000	9,958,000
Series 2014-1A, Class B, 3.17%, 10/17/22 (a)(b)		5,370	5,183,689
Series 2014-1A, Class C, 4.47%, 10/17/22 (a)(b)		3,230	2,982,338
Palmer Square Loan Funding Ltd.:
Series 2016-2A, Class A2, 2.74%, 6/21/24 (a)(b)		3,260	3,253,374
Series 2016-2A, Class B, 3.79%, 6/21/24 (a)(b)		3,460	3,420,057
Series 2016-2A, Class C, 4.94%, 6/21/24 (a)(b)		5,700	5,543,317
Race Point V CLO Ltd., Series 2011-5AR, Class DR, 4.38%, 12/15/22 (a)(b)		4,360	4,321,709
Race Point VI CLO Ltd., Series 2012-6A, Class E, 6.37%, 5/24/23 (a)(b)		4,295	3,730,092
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 1.87%, 2/20/25 (a)(b)		5,070	5,013,211
RAIT Preferred Funding II Ltd., Series 2007-2A, Class A1T, 0.74%, 6/25/45 (a)(b)		2,479	2,342,306
Regatta Funding LP, Series 2013-2A, Class D, 6.13%, 1/15/25 (a)(b)		1,750	1,473,613
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.57%, 7/25/26 (a)(b)		1,440	1,372,922
Series 2014-1A, Class D, 4.12%, 7/25/26 (a)(b)		1,730	1,526,301
Regatta V Funding Ltd.:
Series 2014-1A, Class B, 3.62%, 10/25/26 (a)(b)		2,665	2,545,026
Series 2014-1A, Class C, 4.07%, 10/25/26 (a)(b)		5,475	4,775,811
Series 2014-1A, Class D, 5.52%, 10/25/26 (a)(b)		1,545	1,178,376
Seneca Park CLO Ltd.:
Series 2014-1A, Class C, 3.52%, 7/17/26 (a)(b)		1,750	1,707,219
Series 2014-1A, Class D, 4.12%, 7/17/26 (a)(b)		5,755	5,137,362
Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)		2,000	1,048,149
Sound Point CLO I Ltd.:
Series 2012-1A, Class B, 3.33%, 10/20/23 (a)(b)		800	796,535
Series 2012-1A, Class C, 3.92%, 10/20/23 (a)(b)		5,400	5,417,200
Sound Point CLO II Ltd., Series 2013-1A, Class A3L, 3.37%, 4/26/25 (a)(b)		9,465	9,127,455
Sound Point CLO III Ltd.:
Series 2013-2A, Class C1, 3.33%, 7/15/25 (a)(b)		750	717,404

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2013-2A, Class D, 4.53%, 7/15/25 (a)(b)	USD	2,310	$2,197,387
Series 2013-2A, Class E, 5.23%, 7/15/25 (a)(b)		4,660	3,707,012
Sound Point CLO IV Ltd.:
Series 2013-3A, Class A, 2.00%, 1/21/26 (a)(b)		18,859	18,671,319
Series 2013-3A, Class D, 4.12%, 1/21/26 (a)(b)		2,225	1,966,731
Sound Point CLO IX Ltd.:
Series 2015-2A, Class D, 4.17%, 7/20/27 (a)(b)		1,300	1,165,710
Series 2015-2A, Class E, 6.12%, 7/20/27 (a)(b)		1,300	1,065,588
Sound Point CLO VII Ltd., Series 2014-3A, Class D, 4.22%, 1/23/27 (a)(b)		2,160	1,897,110
Sound Point CLO VIII Ltd., Series 2015-1A, Class D, 4.27%, 4/15/27 (a)(b)		2,250	2,041,875
Steele Creek CLO Ltd., Series 2014-1A, Class C, 3.82%, 8/21/26 (a)(b)		3,565	3,526,248
Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.08%, 4/15/26 (a)(b)		4,455	3,638,496
Symphony CLO IX LP:
Series 2012-9A, Class B, 3.13%, 4/16/22 (a)(b)		500	502,792
Series 2012-9A, Class C, 3.87%, 4/16/22 (a)(b)		3,930	3,933,930
Series 2012-9A, Class D, 4.87%, 4/16/22 (a)(b)		4,640	4,483,586
Series 2012-9A, Class E, 5.62%, 4/16/22 (a)(b)		2,640	2,323,722
Symphony CLO Ltd.:
Series 2012-10AR, Class CR, 3.49%, 7/23/23 (a)(b)		6,900	6,816,844
Series 2012-10AR, Class DR, 4.49%, 7/23/23 (a)(b)		2,075	1,977,837
Series 2012-10AR, Class ER, 6.49%, 7/23/23 (a)(b)		5,300	4,867,212
Symphony CLO VII Ltd.:
Series 2011-7A, Class B, 2.52%, 7/28/21 (a)(b)		5,630	5,630,000
Series 2011-7A, Class F, 6.02%, 7/28/21 (a)(b)		2,390	2,390,000
Symphony CLO VIII LP, Series 2012-8AR, Class ER, 6.63%, 1/09/23 (a)(b)		6,880	6,459,120
Symphony CLO XI Ltd., Series 2013-11A, Class C, 3.78%, 1/17/25 (a)(b)		750	741,453
Symphony CLO XII Ltd., Series 2013-12A, Class C, 3.38%, 10/15/25 (a)(b)		3,860	3,692,713
Symphony CLO XV Ltd.:
Series 2014-15A, Class C, 3.82%, 10/17/26 (a)(b)		3,940	3,916,413
Series 2014-15A, Class D, 4.37%, 10/17/26 (a)(b)		6,225	5,822,243
Series 2014-15A, Class E, 5.67%, 10/17/26 (a)(b)		2,075	1,632,044
Symphony CLO XVII Ltd., Series 2016-17A, Class E, 8.12%, 4/15/28 (a)(b)		750	691,696
Thacher Park CLO Ltd., Series 2014-1A, Class D1, 4.15%, 10/20/26 (a)(b)		1,250	1,097,635
TICP CLO I Ltd.:
Series 2014-1A, Class A1, 2.14%, 4/26/26 (a)(b)		10,680	10,547,597
Series 2015-1A, Class C, 3.62%, 7/20/27 (a)(b)		1,210	1,180,671
Series 2015-1A, Class D, 4.17%, 7/20/27 (a)(b)		1,210	1,052,252

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
TICP CLO III Ltd.:
Series 2014-3A, Class A, 2.17%, 1/20/27 (a)(b)	USD	9,715	$9,653,645
Series 2014-3A, Class B1, 2.98%, 1/20/27 (a)(b)		2,134	2,105,049
Treman Park CLO Ltd., Series 2015-1A, Class D, 4.48%, 4/20/27 (a)(b)		7,200	6,714,000
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, 1.13%, 3/03/39 (a)(b)		50,060	5,882,050
Venture XI CLO Ltd., Series 2012-11AR, Class DR, 4.58%, 11/14/22 (a)(b)		1,075	999,386
Venture XII CLO Ltd., Series 2012-12A, Class D, 4.29%, 2/28/24 (a)(b)		375	342,950
Venture XIX CLO Ltd.:
Series 2014-19A, Class A, 2.23%, 1/15/27 (a)(b)		9,355	9,318,514
Series 2014-19A, Class C, 3.93%, 1/15/26 (a)(b)		2,225	2,212,696
Venture XX CLO Ltd.:
Series 2015-20A, Class B1, 2.73%, 4/15/27 (a)(b)		550	534,755
Series 2015-20A, Class C, 3.78%, 4/15/27 (a)(b)		1,430	1,392,250
Series 2015-20A, Class D, 4.48%, 4/15/27 (a)(b)		1,330	1,193,500
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.23%, 7/15/27 (a)(b)		1,470	1,308,727
Vibrant Clo IV Ltd., Series 2016-4A, Class C, 3.93%, 7/20/28 (a)(b)		4,440	4,329,000
Voya CLO Ltd.:
Series 2012-1A, Class A2R, 2.51%, 3/14/22 (a)(b)		1,955	1,949,748
Series 2012-1A, Class BR, 3.38%, 3/14/22 (a)(b)		6,000	5,936,276
Series 2012-1A, Class CR, 4.33%, 3/14/22 (a)(b)		3,510	3,451,584
Series 2012-1A, Class DR, 5.83%, 3/14/22 (a)(b)		3,000	2,926,243
Series 2012-2A, Class BR, 2.58%, 10/15/22 (a)(b)		10,710	10,651,202
Series 2012-2RA, Class CR, 3.57%, 10/15/22 (a)(b)		7,610	7,548,054
Series 2012-2RA, Class DR, 4.57%, 10/15/22 (a)(b)		6,320	6,141,776
Series 2012-2RA, Class ER, 6.62%, 10/15/22 (a)(b)		2,105	1,940,031
Series 2012-3A, Class BR, 2.58%, 10/15/22 (a)(b)		9,149	9,044,283
Series 2012-4A, Class C, 5.12%, 10/15/23 (a)(b)		1,805	1,760,803
Series 2013-1A, Class A1, 1.77%, 4/15/24 (a)(b)		3,876	3,833,986
Series 2013-2A, Class C, 4.14%, 4/25/25 (a)(b)		3,440	3,058,860
Series 2013-3A, Class A1, 2.08%, 1/18/26 (a)(b)		12,370	12,313,817
Series 2013-3A, Class A2, 2.43%, 1/18/26 (a)(b)		2,915	2,865,262
Series 2013-3A, Class B, 3.32%, 1/18/26 (a)(b)		5,440	5,192,020
Series 2014-1A, Class C, 4.02%, 4/18/26 (a)(b)		1,560	1,373,914
Series 2014-3A, Class C, 4.22%, 7/25/26 (a)(b)		1,335	1,192,509

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Series 2014-4A, Class A2A, 3.03%, 10/14/26 (a)(b)	USD	2,490	$2,490,606
Series 2014-4A, Class B, 3.98%, 10/14/26 (a)(b)		1,455	1,434,733
Series 2014-4A, Class C, 4.63%, 10/14/26 (a)(b)		3,475	3,143,332
Series 2015-1A, Class D, 6.22%, 4/18/27 (a)(b)		1,225	1,007,930
Series 2016-2A, Class D, 7.63%, 7/19/28 (a)(b)		975	907,345
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 2.13%, 4/20/26 (a)(b)		5,750	5,741,950
Webster Park CLO Ltd.:
Series 2015-1A, Class C, 4.56%, 1/20/27 (a)(b)		7,760	7,438,270
Series 2015-1A, Class D, 6.61%, 1/20/27 (a)(b)		4,400	3,897,168
Westcott Park CLO Ltd., Series 2016-1A, Class E, 7.86%, 7/20/28 (a)(b)		1,170	1,111,570
WhiteHorse IX Ltd., Series 2014-9A, Class C, 3.32%, 7/17/26 (a)(b)		1,030	928,505
Wind River CLO Ltd., Series 2012-1A, Class D, 5.62%, 1/15/24 (a)(b)		2,910	2,903,307
York CLO-3 Ltd., Series 2016-1A, Class E, 6.31%, 7/20/25 (a)(b)		2,320	1,914,000
Ziggurat CLO I Ltd., Series 2014-1A, Class C, 3.72%, 10/17/26 (a)(b)		3,320	3,303,732

			1,453,914,876
Ireland — 0.3%
Adagio IV CLO Ltd., Series IV-X, Class F, 6.65%, 10/15/29 (b)	EUR	800	726,641
ALME Loan Funding II Ltd.:
Series 2X, Class A, 1.24%, 8/15/27 (b)		2,850	3,132,636
Series 2X, Class E, 4.94%, 8/15/27 (b)		2,595	2,457,307
Series 2X, Class F, 5.69%, 8/15/27 (b)		2,385	1,976,400
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.00%, 7/15/27 (b)		2,706	2,551,956
Series 2014-1X, Class F, 5.75%, 7/15/27 (b)		1,352	1,122,749
Avoca CLO XIII Ltd., Series 13X, Class E, 5.26%, 12/29/27 (b)		1,570	1,517,854
Avoca CLO XIV Ltd.:
Series 14X, Class E, 4.75%, 7/12/28 (b)		1,740	1,718,566
Series 14X, Class F, 5.75%, 7/12/28 (b)		1,100	976,584
Series 14X, Class SUB, 0.00%, 7/12/28		4,510	3,922,138
Avoca CLO XV Ltd.:
Series 15X, Class E, 5.04%, 1/15/29 (b)		4,100	3,907,660
Series 15X, Class F, 6.79%, 1/15/29 (b)		1,760	1,547,372
Series 15X, Class M1, 0.00%, 1/15/29 (b)		3,100	2,854,819
Carlyle Global Market Strategies Euro CLO, Series 2015-3X, Class D, 5.55%, 1/15/29 (b)		600	596,121
Castle Park CLO Designated Activity Co., Series 1X, Class E, 6.25%, 1/15/28 (b)		1,000	901,239
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.35%, 7/08/27 (b)		10,810	11,884,259
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, 5.90%, 1/24/28 (b)		1,700	1,682,405
Series 4X, Class F, 6.50%, 1/22/28 (b)		2,100	1,896,153
Series 4X, Class SUB, 0.00%, 1/24/28 (b)		10,200	9,270,675
Harvest CLO XI Ltd.:
Series 11X, Class E, 5.01%, 3/26/29 (b)		5,400	5,576,067
Series 11X, Class SUB, 0.00%, 3/26/29 (b)		10,151	8,729,773

Asset-Backed Securities		Par (000)	Value
Ireland (continued)
Oak Hill European Credit Partners IV Designated Activity Co.:
Series 2015-4X, Class E, 5.06%, 1/20/30 (b)	EUR	3,960	$3,793,996
Series 2015-4X, Class F, 7.06%, 1/20/30 (b)		1,730	1,468,705
Sorrento Park CLO Ltd., Series 1X, Class E, 5.99%, 11/16/27 (b)		1,710	1,461,567
St. Paul’s CLO VI DAC, Series 6X, Class D, 6.50%, 7/22/29 (b)		1,960	2,066,363

			77,740,005
Italy — 0.1%
Arianna SPV Srl:
Series 1, Class A, 3.60%, 10/20/30		5,952	6,687,860
Series 1, Class B, 5.50%, 10/20/30		2,800	3,233,626
Asset-Backed European Securitisation Transaction Ten Srl, Series 10, Class A, 0.20%, 12/10/28 (b)		6,623	7,352,517
Berica PMI, Series 1, Class A1X, 2.14%, 5/31/57 (b)		216	240,201
Colombo Srl, Series 1, Class B, 0.25%, 8/28/26 (b)		1,021	1,123,192

			18,637,396
Netherlands — 0.1%
ALME Loan Funding IV BV, Series 4X, Class E, 5.75%, 1/15/30 (b)		3,870	3,933,900
ALME Loan Funding V BV, Series 5X, Class E, 6.00%, 7/15/29 (b)		1,250	1,284,064
Cairn CLO VI BV, Series 2016-6X, Class E, 0.00%, 7/25/29 (b)		1,100	1,147,486
Euro-Galaxy IV CLO BV:
Series 2015-4X, Class D, 3.35%, 7/30/28 (b)		2,625	2,738,320
Series 2015-4X, Class E, 4.50%, 7/30/28 (b)		3,785	3,460,232
Series 2015-4X, Class F, 6.25%, 7/30/28 (b)		1,590	1,369,128
Jubilee CDO VIII BV, Series VIII-X, Class SUB, 4.95%, 1/15/24 (b)		5,820	4,559,970
North Westerly CLO BV, Series IV-X, Class A-1, 1.40%, 1/15/26 (b)		13,800	15,265,670
St. Pauls CLO, Series 4X, Class A1, 1.25%, 4/25/28 (b)		10,250	11,318,778
Tikehau CLO BV, Series 2015-1X, Class E, 4.60%, 8/04/28 (b)		1,100	1,019,310

			46,096,858
Portugal — 0.1%
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta Electricity Receivables, Series 1, Class SNR, 4.17%, 2/16/17		2,726	3,040,693
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/18		15,709	17,572,755

			20,613,448
United Kingdom — 0.0%
E-Carat PLC, Series 5, Class B, 1.46%, 4/18/23 (b)	GBP	5,900	7,720,483
United States — 7.2%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1, Class A2D, 0.71%, 7/25/36 (b)	USD	6,460	3,875,445
Ajax Mortgage Loan Trust, Series 2016-1, Class A, 4.25%, 7/25/47 (a)(c)		8,990	8,987,149

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
ALM V Ltd., Series 2012-5A, Class DR, 6.63%, 10/18/27 (a)(b)	USD	1,250	$1,050,000
ALM VI Ltd.:
Series 2012-6A, Class A2R, 2.58%, 7/15/26 (a)(b)		1,190	1,176,077
Series 2012-6A, Class CR, 4.38%, 7/15/26 (a)(b)		6,115	5,770,114
Series 2012-6A, Class DR, 6.28%, 7/15/26 (a)(b)		3,225	2,728,027
ALM VII R Ltd.:
Series 2013-7RA, Class A2, 2.49%, 4/24/24 (a)(b)		8,269	8,256,568
Series 2013-7RA, Class C, 4.09%, 4/24/24 (a)(b)		1,720	1,651,200
Series 2013-7RA, Class D, 5.64%, 4/24/24 (a)(b)		6,130	5,728,331
ALM VII R-2 Ltd.:
Series 2013-7R2A, Class A2, 2.49%, 4/24/24 (a)(b)		2,743	2,738,882
Series 2013-7R2A, Class C, 4.09%, 4/24/24 (a)(b)		3,625	3,479,997
Series 2013-7R2A, Class D, 5.64%, 4/24/24 (a)(b)		500	467,233
ALM XI Ltd.:
Series 2014-11A, Class A2A, 2.63%, 10/17/26 (a)(b)		1,250	1,233,033
Series 2014-11A, Class C, 4.13%, 10/17/26 (a)(b)		655	598,141
ALM XVII Ltd., Series 2015-17A, Class C1, 4.75%, 1/15/28 (a)(b)		2,530	2,412,279
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (a)		8,624	9,190,165
Ares XXII CLO Ltd., Series 2007-22A, Class B, 1.58%, 8/15/19 (a)(b)		2,415	2,336,987
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.69%, 5/25/35 (b)		12,417	9,531,776
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		4,365	4,391,074
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		10,673	11,009,707
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (b)		8,475	8,114,822
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, 1.45%, 5/28/39 (a)(b)		38,429	28,018,601
Series 2005-E, Class A1, 1.44%, 12/28/40 (a)(b)		6,018	4,428,669
Bayview Opportunity Master Fund IIA Trust, Series 2012-4NR3, Class A, 3.72%, 2/28/35 (a)(b)		3,701	3,701,539
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		11,694	11,661,067
Bayview Opportunity Master Fund IIIB RPL Trust, Series 2015-3, Class A1, 3.62%, 4/28/30 (a)(c)		3,759	3,743,929
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		7,810	4,118,248
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		7,250	3,947,249
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		12,414	7,142,241
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-EC2, Class M2, 0.87%, 2/25/36 (b)		2,709	2,358,569

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2006-HE10, Class 22A, 0.59%, 12/25/36 (b)	USD	15,874	$13,235,113
Series 2006-HE7, Class 1A2, 0.62%, 9/25/36 (b)		10,418	8,731,356
Series 2006-HE9, Class 2A, 0.59%, 11/25/36 (b)		20,562	17,337,219
Series 2007-AQ2, Class A2, 0.62%, 1/25/37 (b)		7,380	6,546,948
Series 2007-FS1, Class 1A3, 0.62%, 5/25/35 (b)		5,575	4,617,497
Series 2007-HE1, Class 21A2, 0.61%, 1/25/37 (b)		4,867	4,397,420
Series 2007-HE2, Class 22A, 0.59%, 3/25/37 (b)		5,997	4,720,399
Series 2007-HE2, Class 23A, 0.59%, 3/25/37 (b)		11,115	8,394,316
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.25%, 1/25/36 (b)		2,780	2,613,745
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, 1.65%, 12/25/36 (a)(b)		5,370	5,031,139
BSP, Series 16-9A, Class E, 7.47%, 7/20/28 (a)(b)		500	430,000
Canyon Capital CLO Ltd., Series 2006-1A, Class C, 1.35%, 12/15/20 (a)(b)		1,000	936,300
Carlyle Global Market Strategies CLO Ltd.:
Series 2015-3A, Class D, 6.33%, 7/28/28 (a)(b)		1,320	1,067,605
Series 2016-1A, Class D, 8.23%, 4/20/27 (a)(b)		1,750	1,693,300
Carrington Mortgage Loan Trust:
Series 2006-FRE1, Class A4, 0.70%, 7/25/36 (b)		9,244	5,500,342
Series 2006-FRE2, Class A2, 0.57%, 10/25/36 (b)		5,002	2,855,727
Series 2006-FRE2, Class A3, 0.61%, 10/25/36 (b)		12,063	6,922,985
Series 2006-FRE2, Class A5, 0.53%, 10/25/36 (b)		5,868	3,331,959
Series 2006-NC3, Class A4, 0.69%, 8/25/36 (b)		9,267	5,296,453
Series 2006-NC4, Class A3, 0.61%, 10/25/36 (b)		3,740	2,600,946
Series 2006-NC5, Class A3, 0.60%, 1/25/37 (b)		2,500	1,427,515
Series 2006-NC5, Class A4, 0.67%, 1/25/37 (b)		4,026	2,343,918
Series 2007-FRE1, Class A2, 0.65%, 2/25/37 (b)		4,534	4,246,254
Series 2007-HE1, Class A2, 0.60%, 6/25/37 (b)		5,865	5,318,353
Series 2007-RFC1, Class A4, 0.67%, 12/25/36 (b)		5,940	3,243,882
C-BASS Trust:
Series 2006-CB9, Class A2, 0.56%, 11/25/36 (b)		4,343	2,601,862
Series 2006-CB9, Class A4, 0.68%, 11/25/36 (b)		721	440,136
Series 2007-CB1, Class AF2, 3.93%, 1/25/37 (c)		21,031	10,111,836
Chesapeake Funding LLC:
Series 2013-1A, Class B, 1.44%, 1/07/25 (a)(b)		1,730	1,724,266
Series 2014-1A, Class B, 1.24%, 3/07/26 (a)(b)		1,965	1,950,242
Series 2014-1A, Class C, 1.64%, 3/07/26 (a)(b)		1,145	1,136,277

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2014-1A, Class D, 1.99%, 3/07/26 (a)(b)	USD	3,245	$3,233,675
CHLUPA Trust:
Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		2,758	2,750,921
Series 2014-HD, Class A, 2.92%, 2/15/21 (a)		5,175	5,149,474
CIFC Funding Ltd., Series 2012-2A, Class B2R, 6.39%, 5/26/27 (a)(b)		1,250	1,100,034
Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		5,967	3,627,524
Conseco Financial Corp.:
Series 1997-3, Class M1, 7.53%, 3/15/28 (b)		7,543	7,420,925
Series 1997-6, Class M1, 7.21%, 1/15/29 (b)		5,250	5,230,140
Series 1998-6, Class M1, 6.63%, 6/01/30		3,223	2,796,363
Series 1998-8, Class A1, 6.28%, 9/01/30		6,359	6,704,054
Series 1999-5, Class A5, 7.86%, 3/01/30 (b)		5,746	4,883,805
Series 1999-5, Class A6, 7.50%, 3/01/30 (b)		4,207	3,471,418
Countrywide Asset-Backed Certificates:
Series 2006-S3, Class A3, 6.29%, 6/25/21 (c)		2,568	2,687,875
Series 2006-S3, Class A4, 6.43%, 1/25/29 (c)		2,551	2,508,720
Series 2007-13, Class 1A, 1.29%, 10/25/47 (b)		10,990	8,998,812
Series 2007-S3, Class A3, 0.83%, 5/25/37 (b)		12,823	9,712,115
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (a)		21,256	20,096,225
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-SL1, Class A2, 6.06%, 9/25/36 (a)(c)		15,206	4,258,541
Series 2007-CB6, Class A4, 0.79%, 7/25/37 (a)(b)		3,007	1,845,201
Series 2007-RP1, Class A, 0.76%, 5/25/46 (a)(b)		6,174	4,913,706
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, 0.71%, 3/15/34 (b)		1,857	1,437,814
CWHEQ Home Equity Loan Trust:
Series 2006-S2, Class A3, 5.84%, 7/25/27		1,779	1,963,461
Series 2006-S5, Class A4, 5.84%, 6/25/35		5,145	5,082,930
Series 2006-S5, Class A5, 6.16%, 6/25/35		3,190	2,938,145
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		7,479	7,412,586
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.73%, 12/15/33 (a)(b)		148	121,914
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 5B1B, 0.62%, 5/15/35 (a)(b)		2,070	1,738,851
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.62%, 5/15/35 (b)		6,887	5,782,015
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		39,640	39,492,480
First Franklin Mortgage Loan Trust:
Series 2006-FF16, Class 2A4, 0.66%, 12/25/36 (b)		8,948	5,332,095

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2006-FF5, Class 2A3, 0.61%, 4/25/36 (b)	USD	4,978	$4,310,941
FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.55%, 3/09/47 (a)		3,085	3,105,986
Fremont Home Loan Trust, Series 2006-3, Class 2A3, 0.62%, 2/25/37 (b)		8,484	4,439,824
GFT Mortgage Loan Trust:
Series 2015-GFT1, Class A, 3.72%, 1/25/55 (a)(c)		767	765,701
Series 2015-GFT2, Class A, 4.34%, 6/25/59 (a)(c)		3,100	3,102,747
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29 (b)		3,550	3,866,646
Series 1999-5, Class M2, 9.23%, 12/15/29 (b)		4,958	4,346,110
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (b)		1,967	833,823
GSAMP Trust:
Series 2006-FM2, Class A2B, 0.57%, 9/25/36 (b)		10,939	4,923,727
Series 2007-H1, Class A1B, 0.65%, 1/25/47 (b)		5,235	3,349,550
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, 2.46%, 7/25/34 (b)		2,682	2,504,792
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		14,385	6,137,286
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.80%, 4/15/36 (b)		8,390	7,440,924
Hyundai Auto Receivables Trust, Series 2013-B, Class CERT, 0.00%, 9/16/19		4,399	2,854,513
Invitation Homes Trust:
Series 2013-SFR1, Class F, 4.09%, 12/17/30 (a)(b)		1,649	1,604,661
Series 2014-SFR1, Class A, 1.45%, 6/17/31 (a)(b)		4,422	4,353,667
Series 2014-SFR2, Class A, 1.55%, 9/17/31 (a)(b)		6,083	6,025,126
Series 2014-SFR2, Class E, 3.84%, 9/17/31 (a)(b)		4,960	4,856,536
Series 2015-SFR1, Class E, 4.63%, 3/17/17 (a)(b)		3,266	3,277,253
Irwin Home Equity Loan Trust, Series 2006-P1, Class 1A, 0.57%, 12/25/36 (a)(b)		1,155	1,005,584
JPMorgan Mortgage Acquisition Trust:
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		3,759	2,044,704
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)		3,879	2,107,750
Series 2006-WF1, Class A6, 6.00%, 7/25/36 (c)		2,853	1,551,526
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		19,863	21,278,154
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		3,318	2,271,970
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		27,756	27,421,664
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, 0.67%, 2/25/36 (b)		5,968	4,741,333
Series 2006-1, Class 2A3, 0.64%, 2/25/36 (b)		11,455	6,090,104
Series 2006-10, Class 2A2, 0.56%, 11/25/36 (b)		1,952	804,754

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2006-10, Class 2A3, 0.61%, 11/25/36 (b)	USD	19,933	$8,300,990
Series 2006-10, Class 2A4, 0.67%, 11/25/36 (b)		10,674	4,499,835
Series 2006-11, Class 1A, 0.61%, 12/25/36 (b)		19,168	11,632,319
Series 2006-2, Class 2A3, 0.64%, 3/25/46 (b)		63,985	27,290,254
Series 2006-2, Class 2A4, 0.74%, 3/25/46 (b)		6,687	2,954,589
Series 2006-3, Class 2A3, 0.63%, 5/25/46 (b)		9,083	3,168,472
Series 2006-3, Class 2A4, 0.72%, 5/25/46 (b)		5,368	1,915,292
Series 2006-4, Class 2A4, 0.71%, 5/25/36 (b)		8,152	3,433,191
Series 2006-6, Class 1A, 0.60%, 7/25/36 (b)		28,607	17,134,565
Series 2006-7, Class 2A2, 0.56%, 8/25/36 (b)		7,066	3,372,846
Series 2006-9, Class 2A3, 0.61%, 10/25/36 (b)		15,330	6,275,194
Series 2006-9, Class 2A4, 0.68%, 10/25/36 (b)		6,866	2,857,803
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, 3.70%, 3/25/32 (b)		4,980	4,895,963
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, 0.71%, 6/25/36 (a)(b)		6,526	4,199,985
Series 2007-HE1, Class A4, 0.73%, 5/25/37 (b)		5,000	3,280,939
MASTR Specialized Loan Trust, Series 2006-3, Class A, 0.71%, 6/25/46 (a)(b)		2,567	2,140,100
Merrill Lynch Mortgage Investors Trust, Series 2006-RM3, Class A2B, 0.54%, 6/25/37 (b)		3,471	967,604
Mill Creek CLO Ltd.:
Series 2016-1A, Class C, 4.35%, 4/20/28 (a)(b)		1,600	1,596,000
Series 2016-1A, Class E, 8.37%, 4/20/28 (a)(b)		1,750	1,671,250
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, 0.56%, 11/25/36 (b)		4,221	1,855,835
Morgan Stanley Mortgage Loan Trust, Series 2006-15XS, Class A2B, 5.51%, 11/25/36 (c)		9,115	5,325,222
MSCC Heloc Trust, Series 2007-1, Class A, 0.55%, 12/25/31 (b)		978	967,533
Navient Private Education Loan Trust:
Series 2014-AA, Class A2A, 2.74%, 2/15/29 (a)		26,065	26,326,554
Series 2014-AA, Class A3, 2.03%, 10/15/31 (a)(b)		17,812	17,265,156
Series 2014-AA, Class B, 3.50%, 8/15/44 (a)		14,970	12,949,974
Series 2014-CTA, Class A, 1.14%, 9/16/24 (a)(b)		4,891	4,854,236
Series 2014-CTA, Class B, 2.19%, 10/17/44 (a)(b)		21,595	19,836,046
Series 2015-AA, Class A2B, 1.63%, 12/15/28 (a)(b)		5,340	5,261,127
Series 2015-AA, Class A3, 2.14%, 11/15/30 (a)(b)		20,998	20,798,670
Series 2015-AA, Class B, 3.50%, 12/15/44 (a)		10,722	9,407,158
Series 2015-CA, Class B, 3.25%, 5/15/40 (a)		6,130	6,154,508

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2016-AA, Class A2B, 2.59%, 12/15/45 (a)(b)	USD	16,100	$16,182,292
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)		7,740	6,558,630
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 4.17%, 8/04/25 (a)(b)		4,833	4,351,364
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)		3,240	3,213,337
Series 2015-1A, Class B, 2.18%, 7/15/19 (a)(b)		4,790	4,747,614
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 1/15/19 (b)		3,367	2,525,181
Series 2001-D, Class A4, 6.93%, 9/15/31 (b)		2,754	2,368,092
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		33,513	33,549,757
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		31,182	31,208,626
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		23,985	24,037,083
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		16,210	16,129,477
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)		14,745	14,393,541
Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		48,335	47,829,005
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		19,585	19,786,698
Series 2015-1A, Class C, 5.12%, 3/18/26 (a)		7,260	7,236,058
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		36,150	36,139,303
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		22,816	22,329,780
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)		26,390	25,378,490
Series 2015-3A, Class C, 5.82%, 11/20/28 (a)		14,420	13,674,740
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A4, 5.86%, 1/25/37 (c)		5,305	5,000,344
Origen Manufactured Housing Contract Trust, Series 2001-A, Class M1, 7.82%, 3/15/32 (b)		2,361	2,246,307
PFS Financing Corp., Series 2014-AA, Class B, 1.39%, 2/15/19 (a)(b)		4,725	4,699,528
Pinnacle Park CLO Ltd., Series 2014-1A, Class D, 4.13%, 4/15/26 (a)(b)		2,340	2,064,821
Pretium Mortgage Credit Partners I LLC:
Series 2015-NPL4, Class A1, 4.38%, 11/27/30 (a)(c)		16,869	16,912,420
Series 2016-NPL3, Class A1, 4.38%, 5/27/31 (a)(c)		20,367	20,432,101
Progress Residential Trust:
Series 2014-SFR1, Class F, 5.13%, 10/17/31 (a)(b)		2,082	2,053,505
Series 2015-SFR1, Class A, 1.84%, 2/17/32 (a)(b)		14,108	14,083,261
Series 2015-SFR1, Class E, 4.45%, 2/17/32 (a)(b)		4,675	4,635,566
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		9,814	9,953,362
Series 2015-SFR3, Class F, 6.64%, 11/12/32 (a)		2,110	2,158,080

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities		Par (000)		Value
United States (continued)
RCO Mortgage LLC, Series 2015-NQM1, Class A, 3.94%, 11/25/45 (a)(b)	USD	8,682		$8,653,623
RMAT LLC, Series 2015-RPL1, Class A1, 3.97%, 5/26/20 (a)(c)		11,648		11,586,683
SACO I Trust, Series 2006-9, Class A1, 0.75%, 8/25/36 (b)		4,892		6,689,528
Santander Drive Auto Receivables Trust:
Series 2012-AA, Class Cert, 0.00%, 12/16/19 (a)		0	(d)	2,220,660
Series 2014-S4, Class Cert, 0.00%, 4/16/19 (a)		0	(d)	5,184,200
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		394		394,262
Series 2014-S5, Class Cert, 0.00%, 6/18/19 (a)		0	(d)	2,585,700
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		137		136,708
Series 2014-S6, Class Cert, 0.00%, 12/16/19 (a)		0	(d)	2,965,950
Scholar Funding Trust, Series 2011-A, Class A, 1.53%, 10/28/43 (a)(b)		2,426		2,309,236
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, 0.66%, 10/25/36 (b)		4,623		2,802,508
Silver Bay Realty Trust:
Series 2014-1, Class A, 1.45%, 9/17/31 (a)(b)		3,393		3,331,076
Series 2014-1, Class E, 3.68%, 9/17/31 (a)(b)		2,475		2,396,695
Series 2014-1, Class F, 3.98%, 9/17/31 (a)(b)		4,080		3,856,580
SLC Private Student Loan Trust:
Series 2006-A, Class A5, 0.80%, 7/15/36 (b)		3,118		3,097,510
Series 2006-A, Class C, 1.08%, 7/15/36 (b)		9,086		7,891,254
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.05%, 3/15/22 (b)		1,706		1,682,417
Series 2004-A, Class A3, 1.05%, 6/15/33 (b)		32,425		30,087,836
Series 2004-B, Class A2, 0.85%, 6/15/21 (b)		487		484,668
Series 2004-B, Class A3, 0.98%, 3/15/24 (b)		43,555		40,716,808
Series 2005-B, Class A2, 0.81%, 3/15/23 (b)		2,476		2,452,675
Series 2006-A, Class A4, 0.82%, 12/15/23 (b)		13,724		13,540,899
Series 2006-A, Class B, 0.93%, 6/15/39 (b)		24,055		21,007,440
Series 2006-B, Class A4, 0.83%, 3/15/24 (b)		2,506		2,483,621
Series 2006-B, Class A5, 0.90%, 12/15/39 (b)		3,660		3,311,359
Series 2006-C, Class A4, 0.82%, 3/15/23 (b)		1,869		1,856,638
Series 2007-A, Class A2, 0.75%, 9/15/25 (b)		5,943		5,885,012
Series 2007-A, Class A3, 0.80%, 12/15/26 (b)		7,225		6,941,416
SLM Private Education Loan Trust:
Series 2011-A, Class A2, 4.37%, 4/17/28 (a)		1,987		2,049,992
Series 2011-A, Class A3, 2.94%, 1/15/43 (a)(b)		6,560		6,600,374
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		3,340		3,421,987

Asset-Backed Securities		Par (000)	Value
United States (continued)
Series 2011-B, Class A3, 2.69%, 6/16/42 (a)(b)	USD	11,165	$11,468,711
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		6,863	7,190,231
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		4,396	4,480,911
Series 2012-E, Class A2A, 2.09%, 6/15/45 (a)		8,025	8,042,801
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		17,440	16,926,563
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		5,215	5,208,827
Series 2013-B, Class A2B, 1.53%, 6/17/30 (a)(b)		9,970	9,953,861
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		15,415	15,173,398
Series 2013-C, Class B, 3.50%, 6/15/44 (a)		19,840	19,925,991
Series 2014-A, Class A2A, 2.59%, 1/15/26 (a)		2,800	2,833,130
Series 2014-A, Class A2B, 1.59%, 1/15/26 (a)(b)		13,940	13,793,965
Series 2014-A, Class B, 3.50%, 11/15/44 (a)		16,505	16,267,838
SMB Private Education Loan Trust:
Series 2015-A, Class A2A, 2.49%, 6/15/27 (a)		1,835	1,850,760
Series 2015-A, Class A3, 1.94%, 2/17/32 (a)(b)		17,820	17,540,490
Series 2015-B, Class A2B, 1.64%, 7/15/27 (a)(b)		6,930	6,857,040
Series 2015-B, Class A3, 2.19%, 5/17/32 (a)(b)		29,340	29,413,488
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		15,900	15,646,077
Series 2015-C, Class A3, 2.39%, 8/16/32 (a)(b)		26,160	26,603,600
Series 2015-C, Class B, 3.50%, 9/15/43 (a)		13,620	13,137,176
Series 2015-C, Class C, 4.50%, 9/17/46 (a)		24,880	24,390,717
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		7,430	7,531,872
Series 2016-A, Class A2B, 1.94%, 5/15/31 (a)(b)		18,560	18,536,169
SoFi Professional Loan Program LLC, Series 2015-D, Class A2, 2.72%, 10/27/36 (a)		9,952	10,023,386
Solarcity LMC Series IV LLC:
Series 2015-1, Class A, 4.18%, 8/21/45 (a)		2,797	2,695,028
Series 2015-1, Class B, 5.58%, 8/21/45 (a)		11,370	10,598,455
Springleaf Funding Trust:
Series 2014-AA, Class B, 3.45%, 12/15/22 (a)		150	149,870
Series 2014-AA, Class C, 4.45%, 12/15/22 (a)		1,100	1,085,055
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		29,600	28,974,028
Symphony CLO XVI Ltd., Series 2015-16A, Class E, 6.08%, 7/15/28 (a)(b)		1,170	939,266
Synchrony Credit Card Master Note Trust, Series 2016-2, Class A, 2.04%, 5/15/24		36,910	37,596,061
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.69%, 5/17/32 (a)(b)		5,201	5,122,822

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Asset-Backed Securities	Par (000)		Value
United States (continued)
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 4.25%, 4/25/46 (a)(c)	USD	5,536	$5,591,349
VOLT XLV LLC, Series 2016-NPL5, Class A1, 4.00%, 5/25/46 (a)(c)		14,282	14,252,944
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)		60,695	60,695,000
VOLT XLVII LLC, Series 2016-NPL7, Class A1, 3.75%, 6/25/46 (a)(c)		68,590	68,590,000
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.58%, 7/25/37 (a)(b)		12,551	10,604,179
Washington Mutual Asset-Backed Certificates, Series 2006-HE4, Class 2A2, 0.63%, 9/25/36 (b)		19,570	9,134,786
Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5, Class 2A2, 0.63%, 10/25/36 (b)		24,807	12,883,479
World Financial Network Credit Card Master Trust:
Series 2012-C, Class C, 4.55%, 8/15/22		6,229	6,429,847
Series 2012-C, Class M, 3.32%, 8/15/22		2,270	2,333,875
Series 2012-D, Class B, 3.34%, 4/17/23		4,080	4,126,550
Series 2012-D, Class M, 3.09%, 4/17/23		2,525	2,573,061
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)		7,356	7,368,439

			2,080,395,588
Total Asset-Backed Securities — 12.8%			3,705,118,654

Common Stocks		Shares
Canada — 0.0%
Northern Graphite Corp. (e)		435,208	168,431
China — 0.0%
China Singyes Solar Technologies Holdings Ltd.		2,200,000	760,971
China Unicom Hong Kong Ltd.		4,000,000	4,170,966
Fufeng Group Ltd.		3,000,000	833,798

			5,765,735
Japan — 0.0%
SoftBank Group Corp.		40,000	2,262,083
Luxembourg — 0.0%
Concrete Investment II SCA — Stapled (e)(f)		24,318	—
United Kingdom — 0.0%
BP PLC — ADR		185,577	6,589,839
United States — 0.3%
AbbVie, Inc.		163,923	10,148,473
Amgen, Inc.		58,972	8,972,590
Apple Inc.		67,937	6,494,777
Biogen, Inc. (e)(g)		31,761	7,680,445
BorgWarner, Inc.		146,893	4,336,281
Concho Resources, Inc. (e)		17,435	2,079,472
Delta Air Lines, Inc.		70,743	2,577,167
Gilead Sciences, Inc.		94,318	7,868,008
Matador Resources Co. (e)(g)		128,839	2,551,012
Mylan NV (e)		170,970	7,392,743
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $17,341) (e)(h)		17,341	17,341
Two Harbors Investment Corp.		195,612	1,674,439
United Continental Holdings, Inc. (e)		148,041	6,075,603
Vantage Drilling Co. (e)		1,556,671	22,696

			67,891,047
Total Common Stocks — 0.3%			82,677,135

Corporate Bonds	Par (000)		Value
Argentina — 0.0%
Arcor SAIC, 6.00%, 7/06/23 (a)	USD	3,021	$3,036,105
Australia — 0.2%
APT Pipelines Ltd.:
3.88%, 10/11/22		2,207	2,291,969
4.20%, 3/23/25		6,000	6,154,188
Commonwealth Bank of Australia, 2.85%, 5/18/26		7,458	7,543,857
Cromwell SPV Finance Property Ltd., 2.00%, 2/04/20 (i)	EUR	8,200	8,974,864
Goodman Funding Property Ltd., 6.00%, 3/22/22	USD	5,000	5,808,755
Macquarie Bank Ltd., 3.90%, 1/15/26		5,000	5,169,905
Origin Energy Finance Ltd., 3.50%, 10/04/21	EUR	5,000	5,798,119
QBE Insurance Group Ltd., 5.88%, 6/17/46 (b)	USD	2,817	2,863,461
SGSP Australia Assets Property Ltd., 3.30%, 4/09/23		1,610	1,639,677
Transfield Services Ltd.:
8.38%, 5/15/20 (a)		1,800	1,921,500
8.38%, 5/15/20		300	320,250

			48,486,545
Austria — 0.1%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 8.13%, 10/30/23	EUR	4,600	6,287,027
Erste Group Bank AG, 5.50%, 5/26/25 (b)	USD	6,800	6,749,000
UNIQA Insurance Group AG, 6.00%, 7/27/46 (b)	EUR	2,700	3,074,440

			16,110,467
Belgium — 0.2%
Anheuser-Busch InBev SA/NV:
1.50%, 3/17/25		11,209	13,105,959
2.00%, 3/17/28		14,260	17,067,009
2.75%, 3/17/36		5,126	6,580,758
Argenta Spaarbank NV, 3.88%, 5/24/26 (b)		3,600	4,052,287
KBC Groep NV, 1.00%, 4/26/21		4,500	5,081,679
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27		2,434	2,741,660

			48,629,352
Brazil — 0.1%
Fibria Overseas Finance Ltd., 5.25%, 5/12/24	USD	5,000	5,112,500
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (a)		5,000	5,102,500
Rio Oil Finance Trust, 9.25%, 7/06/24 (a)		2,475	2,116,125
Suzano Trading Ltd., 5.88%, 1/23/21 (a)		5,000	5,206,250

			17,537,375
Canada — 0.2%
Air Canada Pass-Through Trust, Series 2015-2, Class B, 5.00%, 12/15/23 (a)		15,270	14,964,600
Emera U.S. Finance LP:
2.70%, 6/15/21 (a)		7,426	7,567,376
3.55%, 6/15/26 (a)		6,167	6,310,315
Glencore Canada Financial Corp., 7.38%, 5/27/20	GBP	2,000	2,834,917
MEG Energy Corp.:
6.50%, 3/15/21 (a)	USD	2,430	1,883,250
7.00%, 3/31/24 (a)		18,854	14,517,580

			48,078,038
Cayman Islands — 0.0%
Trafford Centre Finance Ltd., 1.42%, 7/28/35 (b)	GBP	3,400	3,734,031
Chile — 0.1%
AES Gener SA, 5.00%, 7/14/25 (a)	USD	10,000	10,278,180

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds	Par (000)		Value
Chile (continued)
GNL Quintero SA, 4.63%, 7/31/29	USD	7,044	$7,184,880

			17,463,060
China — 0.6%
361 Degrees International Ltd., 7.25%, 6/03/21		8,125	8,399,999
Agile Property Holdings Ltd., 6.50%, 2/28/17	CNH	21,000	3,161,665
Baidu, Inc., 4.13%, 6/30/25	USD	3,000	3,144,459
Baosteel Hong Kong Investment Co. Ltd., 0.00%, 12/01/18 (i)(j)		5,000	4,717,500
Biostime International Holdings Ltd., 7.25%, 6/21/21		3,100	3,192,557
China Aoyuan Property Group Ltd., 6.53%, 4/25/19		11,338	11,440,439
China Singyes Solar Technologies Holdings Ltd., 5.00%, 8/08/19 (i)	CNY	4,000	487,687
Cosmos Boom Investment Ltd., 0.50%, 6/23/20 (i)	USD	7,400	7,048,500
CRRC Corp Ltd., 0.00%, 2/05/21 (i)(j)		7,500	7,725,000
Dragon Aviation Finance Luxembourg SA, 4.00%, 11/28/22		14,439	15,000,333
Hanrui Overseas Investment Co. Ltd., 4.90%, 6/28/19		7,400	7,363,000
HC International, Inc., 5.00%, 11/27/19 (i)	HKD	30,000	3,185,380
Maoye International Holdings Ltd., 7.75%, 5/19/17	USD	6,032	5,760,560
Panda Funding Investment 2013, 3.95%, 12/17/16	CNH	22,000	3,298,081
Proven Honour Capital Ltd.:
4.13%, 5/19/25	USD	23,104	24,002,746
4.13%, 5/06/26		7,750	8,031,635
Qihoo 360 Technology Co. Ltd.:
2.50%, 9/15/18 (i)		4,079	4,045,858
0.50%, 8/15/20 (i)		6,000	5,906,250
1.75%, 8/15/21 (i)		3,000	2,919,375
Semiconductor Manufacturing International Corp.:
0.00%, 11/07/18 (i)(j)		7,900	8,176,500
0.00%, 7/07/22 (i)(j)		5,500	5,410,625
Shui On Development Holding Ltd.:
7.50% (b)(i)(k)		7,000	7,105,000
6.88%, 2/26/17	CNH	29,000	4,378,117
Sunshine Life Insurance Co. Ltd., 3.15%, 4/20/21	USD	10,000	10,005,000
Yingde Gases Investment Ltd., 8.13%, 4/22/18		6,250	5,312,500
Yufu Eternity Ltd., 5.63%, 11/26/17	CNH	16,000	2,388,436

			171,607,202
Cyprus — 0.1%
Aroundtown Property Holdings PLC:
3.00%, 5/05/20 (i)	EUR	7,800	11,714,283
3.00%, 12/09/21		6,900	7,811,373

			19,525,656
Finland — 0.0%
Outokumpu OYJ, 7.25%, 6/16/21		450	504,039
Stora Enso OYJ, 2.13%, 6/16/23		450	499,045

			1,003,084
France — 0.3%
Air Liquide Finance SA:
0.50%, 6/13/22		2,700	3,039,093
0.75%, 6/13/24		2,500	2,826,221
1.25%, 6/13/28		7,500	8,667,348
Airbus Group Finance BV, 1.38%, 5/13/31		1,590	1,800,005
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	USD	7,430	7,745,775
AXA SA, 1.13%, 5/15/28	EUR	4,550	5,170,105

Corporate Bonds	Par (000)		Value
France (continued)
BiSoho SAS:
6.00%, 5/01/22 (b)	EUR	475	$532,299
5.88%, 5/01/23		974	1,116,895
Casino Guichard Perrachon SA:
3.99%, 3/09/20		1,300	1,594,994
4.73%, 5/26/21		500	641,865
3.30%, 3/07/24		1,400	1,621,028
2.33%, 2/07/25		500	548,178
2.80%, 8/05/26		1,400	1,591,055
ContourGlobal Power Holdings SA, 5.13%, 6/15/21		625	682,014
Credit Agricole Assurances SA:
4.25% (b)(k)		2,500	2,609,588
4.50% (b)(k)		400	420,314
Dakar Finance SA, 9.00% (9.00% Cash or 9.25% PIK), 11/15/20 (l)		361	389,003
Ephios Holdco II PLC, 8.25%, 7/01/23		603	679,220
Europcar Groupe SA, 5.75%, 6/15/22		300	347,908
Faurecia, 3.63%, 6/15/23		1,200	1,346,488
Fonciere Des Regions, 1.88%, 5/20/26		7,000	8,086,006
Horizon Holdings I SASU, 7.25%, 8/01/23		832	955,863
Lion/Seneca France 2, 7.88%, 4/15/19		3,929	3,880,601
Loxam SAS, 3.50%, 5/03/23		800	899,123
Novafives SAS, 4.50%, 6/30/21		529	522,484
Numericable-SFR SA:
5.38%, 5/15/22		1,220	1,372,314
6.00%, 5/15/22 (a)	USD	16,000	15,560,000
5.63%, 5/15/24	EUR	3,142	3,507,282
7.38%, 5/01/26 (a)	USD	7,307	7,224,796
Renault SA, 3.63%, 9/19/18	EUR	4,000	4,783,780
Rexel SA, 3.50%, 6/15/23		1,866	2,086,851
SGD Group SAS, 5.63%, 5/15/19		378	428,087
Tereos Finance Groupe I SA, 4.13%, 6/16/23		1,200	1,326,645
THOM Europe SAS, 7.38%, 7/15/19		1,351	1,565,247
Unibail-Rodamco SE, 2.00%, 4/28/36		2,450	3,004,248
Verallia Packaging SASU, 5.13%, 8/01/22		1,925	2,203,037

			100,775,760
Germany — 0.5%
alstria office REIT-AG, 2.13%, 4/12/23		1,200	1,397,535
Aroundtown Property Holdings PLC, 1.50%, 5/03/22		2,900	3,130,590
BMBG Bond Finance SCA, 3.00%, 6/15/21		525	576,977
Commerzbank AG:
7.75%, 3/16/21		6,900	9,118,728
4.00%, 3/23/26		23,098	26,206,169
Deutsche Bank AG, 4.50%, 5/19/26		23,100	24,870,120
Eurogrid GmbH, 1.50%, 4/18/28		2,500	2,895,927
FTE Verwaltungs GmbH, 9.00%, 7/15/20		100	116,802
Galapagos SA, 5.38%, 6/15/21		701	717,259
HeidelbergCement AG, 2.25%, 3/30/23		900	1,018,815
HSH Nordbank AG:
0.54%, 2/14/17 (b)		9,664	10,081,619
0.58%, 2/14/17 (b)		549	572,700
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22 (l)		1,021	1,206,268
ProGroup AG, 5.13%, 5/01/22		573	667,684
Schaeffler Holding Finance BV:
5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (l)		1,100	1,305,944
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (l)		251	284,765
Unitymedia GmbH, 3.75%, 1/15/27		286	290,412

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds	Par (000)		Value
Germany (continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.75%, 1/15/23	EUR	1,763	$2,064,303
5.63%, 4/15/23		471	551,677
4.00%, 1/15/25		6,216	6,935,762
4.63%, 2/15/26		1,200	1,379,913
3.50%, 1/15/27		1,015	1,084,161
6.25%, 1/15/29		1,337	1,643,244
Vonovia Finance BV:
1.63%, 12/15/20		10,700	12,478,983
0.88%, 6/10/22		5,200	5,810,283
2.25%, 12/15/23		5,400	6,618,449
1.50%, 6/10/26		7,300	8,278,108
ZF North America Capital, Inc., 2.75%, 4/27/23		1,000	1,139,052

			132,442,249
Greece — 0.0%
OTE PLC, 3.50%, 7/09/20		2,111	2,289,982
Titan Global Finance PLC, 3.50%, 6/17/21		350	387,292

			2,677,274
Hong Kong — 0.3%
AIA Group Ltd., 3.20%, 3/11/25	USD	7,500	7,644,945
Asia View Ltd., 1.50%, 8/08/19 (i)		7,000	7,175,000
ASM Pacific Technology Ltd., 2.00%, 3/28/19 (i)	HKD	20,000	2,558,616
China Nickel Resources Holdings Co. Ltd., 12.00%, 12/12/18 (e)(m)		8,000	103,118
China Overseas Finance Investment Cayman V Ltd., 0.00%, 1/05/23 (i)(j)	USD	14,200	14,324,250
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18 (i)	HKD	48,507	5,001,930
CK Hutchison Finance 16 Ltd., 1.25%, 4/06/23	EUR	2,743	3,050,785
Goodman HK Finance, 4.38%, 6/19/24	USD	8,140	8,712,893
IT Ltd., 6.25%, 5/15/18	CNH	25,100	3,615,022
LS Finance 2022 Ltd., 4.25%, 10/16/22	USD	2,910	2,979,630
Noble Group Ltd., 6.75%, 1/29/20		6,296	5,115,500
PB Issuer No. 4 Ltd., 3.25%, 7/03/21 (i)		5,513	4,424,183
REXLot Holdings Ltd., 4.50%, 4/17/19 (e)(i)(m)	HKD	17,710	1,826,199
Shine Power International Ltd., 0.00%, 7/28/19 (i)(j)		60,000	7,617,845

			74,149,916
India — 0.2%
AE-Rotor Holding BV, 4.97%, 3/28/18	USD	293	293,924
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		13,331	14,405,799
Food Corp. of India, 9.95%, 3/07/22	INR	1,500,000	23,984,421
Greenko Dutch BV, 8.00%, 8/01/19	USD	3,046	3,251,605
Rolta Americas LLC, 8.88%, 7/24/19		409	61,350
TML Holdings Pte Ltd., 5.75%, 5/07/21		716	738,898
Vedanta Resources PLC, 8.25%, 6/07/21		4,066	3,344,285
Videocon Industries Ltd., 4.30%, 12/31/20		950	756,438

			46,836,720
Indonesia — 0.1%
Berau Capital Resources Pte. Ltd., 12.50%, 7/08/15 (e)(m)		11,675	2,247,437
Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (e)(m)		6,070	1,159,370
Jababeka International BV, 7.50%, 9/24/19		2,916	3,053,565
Pacific Emerald Pte Ltd., 9.75%, 7/25/18		2,250	2,340,000
Pratama Agung Pte. Ltd., 6.25%, 2/24/20		12,200	12,454,431
Star Energy Geothermal Wayang Windu Ltd., 6.13%, 3/27/20		1,187	1,195,903

			22,450,706

Corporate Bonds	Par (000)		Value
Ireland — 0.1%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	5,971	$6,161,507
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)	USD	3,638	3,697,117
6.00%, 6/30/21 (a)		3,850	3,821,125
4.25%, 1/15/22	EUR	900	1,016,258
4.13%, 5/15/23		550	618,758
6.75%, 5/15/24		1,600	1,802,242
Bank of Ireland, 4.25%, 6/11/24 (b)		15,560	16,755,207
eircom Finance DAC, 4.50%, 5/31/22		2,037	2,231,866
Smurfit Kappa Acquisitions, 2.75%, 2/01/25		520	578,515

			36,682,595
Italy — 0.4%
Assicurazioni Generali SpA:
2.88%, 1/14/20		2,400	2,876,071
5.13%, 9/16/24		1,290	1,840,431
5.00%, 6/08/48 (b)		17,599	19,530,574
Banco Popolare SC:
3.50%, 3/14/19		1,200	1,365,939
2.75%, 7/27/20		8,075	9,001,255
Intesa Sanpaolo SpA:
5.00%, 9/23/19		300	357,608
5.15%, 7/16/20		1,750	2,126,919
6.63%, 9/13/23		6,940	8,912,659
2.86%, 4/23/25		1,236	1,318,277
3.93%, 9/15/26		4,444	4,944,272
Meccanica Holdings USA, Inc.:
7.38%, 7/15/39 (a)	USD	1,740	1,822,650
6.25%, 1/15/40 (a)		5,148	4,800,510
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (l)	EUR	2,812	3,084,543
Officine Maccaferri SpA, 5.75%, 6/01/21		405	383,190
Onorato Armatori SpA, 7.75%, 2/15/23		5,029	5,343,766
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	956	950,025
6.00%, 9/30/34		787	751,585
Telecom Italia Finance SA:
6.13%, 11/15/16 (i)	EUR	1,100	1,181,056
7.75%, 1/24/33		2,779	4,104,445
Telecom Italia SpA:
4.50%, 1/25/21		1,169	1,468,864
3.25%, 1/16/23		1,894	2,234,809
3.63%, 1/19/24		2,709	3,199,284
UniCredit SpA:
6.95%, 10/31/22		14,048	17,508,008
2.00%, 3/04/23		2,765	3,116,174
5.75%, 10/28/25 (b)		11,756	13,504,201
4.38%, 1/03/27 (b)		425	463,416
Wind Acquisition Finance SA:
4.00%, 7/15/20		3,188	3,484,830
7.00%, 4/23/21		1,400	1,514,815
7.38%, 4/23/21 (a)	USD	1,500	1,428,750

			122,618,926
Jamaica — 0.0%
Digicel Ltd., 6.00%, 4/15/21 (a)		3,100	2,657,320
Japan — 0.3%
Chugoku Electric Power Co., Inc.:
0.00%, 3/23/18 (i)(j)	JPY	200,000	1,943,543
0.00%, 3/25/20 (i)(j)		130,000	1,265,821
Kandenko Co. Ltd., 0.00%, 3/31/21 (i)(j)		280,000	2,817,896
Kansai Paint Co Ltd., 0.00%, 6/17/22 (i)(j)		240,000	2,363,906
LIXIL Group Corp., 0.00%, 3/04/22 (i)(j)		110,000	1,015,155
Mitsubishi UFJ Financial Group, Inc., 3.85%, 3/01/26	USD	6,000	6,545,916

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds	Par (000)		Value
Japan (continued)
Mitsui OSK Lines Ltd., 0.00%, 4/24/20 (i)(j)	USD	4,100	$3,387,625
Mizuho Financial Group, Inc., 3.48%, 4/12/26		11,000	11,766,700
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24 (i)(j)	JPY	570,000	6,333,947
Nipro Corp., 0.00%, 1/29/21 (i)(j)		110,000	1,150,438
Shizuoka Bank Ltd., 0.00%, 4/25/18 (i)(j)	USD	1,700	1,636,250
Softbank Corp., 4.50%, 4/15/20 (a)		1,045	1,078,963
SoftBank Group Corp.:
4.63%, 4/15/20	EUR	800	967,972
4.75%, 7/30/25		446	532,394
5.25%, 7/30/27		761	912,085
Sumitomo Forestry Co. Ltd., 0.00%, 8/24/18 (i)(j)	JPY	350,000	3,475,766
Suzuki Motor Corp.:
0.00%, 3/31/21 (i)(j)		300,000	2,999,564
0.00%, 3/31/23 (i)(j)		360,000	3,638,697
Takashimaya Co. Ltd., 0.00%, 12/11/18 (i)(j)		520,000	4,997,821
Tohoku Electric Power Co., Inc.:
0.00%, 12/03/18 (i)(j)		170,000	1,646,250
0.00%, 12/03/20 (i)(j)		180,000	1,749,625
Transcosmos, Inc., 0.00%, 12/22/20 (i)(j)		420,000	4,199,390
Unicharm Corp., 0.00%, 9/25/20 (i)(j)		170,000	1,903,476
Wessex Ltd., 0.00%, 6/24/19 (j)		450,000	215,707
Yamaguchi Financial Group, Inc.:
0.00%, 12/20/18 (i)(j)	USD	3,300	3,406,425
0.13%, 3/26/20 (b)(i)		4,200	4,039,350

			75,990,682
Luxembourg — 0.1%
Altice Financing SA, 5.25%, 2/15/23	EUR	698	780,418
Altice Finco SA, 9.00%, 6/15/23		729	903,585
Altice Luxembourg SA:
7.25%, 5/15/22		1,116	1,246,227
6.25%, 2/15/25		1,695	1,721,146
7.63%, 2/15/25 (a)	USD	10,761	10,505,426
APERAM, 0.63%, 7/08/21 (i)		5,800	6,209,480
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	2,007	2,214,003
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	2,609	3,285,347
Intelsat Jackson Holdings SA, 5.50%, 8/01/23	USD	3,290	2,089,150
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	254	293,869
Matterhorn Telecom SA, 3.88%, 5/01/22		2,380	2,541,431
Monitchem HoldCo 3 SA, 5.25%, 6/15/21		747	816,552
Swissport Investments SA, 6.75%, 12/15/21		793	902,036
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24		2,605	3,172,775

			36,681,445
Malaysia — 0.0%
1MDB Energy Ltd., 5.99%, 5/11/22	USD	7,500	7,850,115
Cahaya Capital Ltd., 0.00%, 9/18/21 (i)(j)		5,000	4,902,500

			12,752,615
Mexico — 0.0%
Cemex Finance LLC:
9.38%, 10/12/22 (a)		6,250	6,875,000
9.38%, 10/12/22		1,250	1,375,000
4.63%, 6/15/24	EUR	1,180	1,283,006

			9,533,006
Netherlands — 0.2%
ABN AMRO Bank NV, 2.88%, 6/30/25 (b)		13,350	15,128,212
Constellium NV:
7.88%, 4/01/21 (a)	USD	969	999,281
8.00%, 1/15/23 (a)		3,342	2,940,960

Corporate Bonds	Par (000)		Value
Netherlands (continued)
Hema Bondco I BV, 6.25%, 6/15/19	EUR	686	$577,249
Samvardhana Motherson Automotive Systems Group BV, 4.13%, 7/15/21		364	406,502
Shell International Finance BV, 1.38%, 5/10/19	USD	14,880	14,931,723
SNS Bank NV, 3.75%, 11/05/25 (b)	EUR	14,988	16,268,824
TMF Group Holding BV, 9.88%, 12/01/19		691	818,219
UPC Holding BV, 6.75%, 3/15/23		451	536,160
UPCB Finance IV Ltd., 4.00%, 1/15/27		2,610	2,798,704
Ziggo Bond Finance BV, 4.63%, 1/15/25		373	394,276

			55,800,110
New Zealand — 0.0%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	USD	7,430	7,671,475
Norway — 0.0%
Golden Ocean Group Ltd., 3.07%, 1/30/19 (i)		1,200	655,560
Norwegian Air Shuttle ASA Pass-Through Trust, Series 2016-1, Class B, 7.50%, 11/10/23 (a)		12,131	11,854,656

			12,510,216
Philippines — 0.0%
Royal Capital BV, 6.25% (b)(k)		5,350	5,549,154
Poland — 0.0%
Play Finance 2 SA, 5.25%, 2/01/19	EUR	558	633,226
Portugal — 0.0%
Banco Espirito Santo SA:
2.63%, 5/08/17 (e)(m)		3,400	943,292
4.75%, 1/15/18 (e)(m)		15,500	4,300,300
4.00%, 1/21/19 (e)(m)		16,700	4,633,226

			9,876,818
Qatar — 0.0%
ABQ Finance Ltd., 3.63%, 4/13/21	USD	7,850	7,982,194
Singapore — 0.1%
Global A&T Electronics Ltd.:
10.00%, 2/01/19		12,190	8,533,000
10.00%, 2/01/19		4,873	2,631,420
OSIM International Ltd., 0.00%, 9/18/19 (i)(j)	SGD	3,500	2,669,624
United Overseas Bank Ltd., 3.50%, 9/16/26 (b)	USD	8,000	8,188,400

			22,022,444
Slovenia — 0.0%
United Group BV, 7.88%, 11/15/20	EUR	747	870,436
South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 4/01/23		440	499,279
South Korea — 0.1%
Hyundai Capital Services, Inc., 2.88%, 3/16/21	USD	10,000	10,297,500
Hyundai Heavy Industries Co. Ltd., 0.00%, 6/29/20 (i)(j)		2,400	2,223,120
Kakao Corp., 0.00%, 5/11/21 (i)(j)	KRW	4,800,000	4,162,000
Shinhan Bank, 3.88%, 3/24/26	USD	4,670	4,828,406
Woori Bank, 4.75%, 4/30/24		10,000	10,513,210

			32,024,236
Spain — 0.3%
Bankia SA, 4.00%, 5/22/24 (b)	EUR	26,600	27,831,464
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (l)		6,162	6,589,418
BPE Financiaciones SA, 2.00%, 2/03/20		11,200	12,136,544
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21		575	656,040

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds	Par (000)		Value
Spain (continued)
5.88%, 5/15/23	EUR	850	$948,480
Gestamp Funding Luxembourg SA, 3.50%, 5/15/23		325	367,216
Ibercaja Banco SA, 5.00%, 7/28/25 (b)		10,000	10,108,345
Mapfre SA, 1.63%, 5/19/26		8,500	9,461,242
Merlin Properties Socimi SA, 2.23%, 4/25/23		2,200	2,526,545
Metrovacesa SA, 2.38%, 5/23/22		900	1,000,691
OHL Investments SA, 4.00%, 4/25/18 (i)		900	863,944
PortAventura Entertainment Barcelona BV:
5.42%, 12/01/19 (b)		1,500	1,656,319
7.25%, 12/01/20		6,494	7,477,166

			81,623,414
Sweden — 0.0%
Verisure Holding AB, 6.00%, 11/01/22		1,165	1,376,254
Switzerland — 0.3%
Credit Suisse AG:
6.50%, 8/08/23	USD	19,073	19,940,821
5.75%, 9/18/25 (b)	EUR	3,090	3,618,122
1.50%, 4/10/26		4,700	5,355,632
Demeter Investments BV for Zurich Insurance Co. Ltd., 3.50%, 10/01/46 (b)		24,925	27,684,757
Glencore Finance Dubai Ltd., 2.63%, 11/19/18		4,410	4,982,062
Glencore Finance Europe SA:
4.63%, 4/03/18		400	467,917
3.38%, 9/30/20		1,147	1,296,373
UBS AG:
5.13%, 5/15/24	USD	11,927	12,133,671
4.75%, 2/12/26 (b)	EUR	4,255	4,934,497

			80,413,852
Taiwan — 0.1%
Advanced Semiconductor Engineering, Inc., 0.00%, 3/27/18 (i)(j)	USD	7,000	6,580,000
Neo Solar Power Corp., 0.00%, 7/18/17 (i)(j)		5,000	4,262,500
TPK Holding Co. Ltd., 0.00%, 4/08/20 (i)(j)		10,750	9,298,750

			20,141,250
Thailand — 0.0%
Bangkok Dusit Medical Services PCL, 0.00%, 9/18/19 (i)(j)	THB	256,000	8,423,449
Turkey — 0.0%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)	USD	8,278	8,024,871
United Arab Emirates — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (a)		6,536	6,764,594
EIB Sukuk Co. Ltd., 3.54%, 5/31/21		9,150	9,344,437

			16,109,031
United Kingdom — 1.2%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	4,335	5,496,877
Anglo American Capital PLC:
1.75%, 11/20/17	EUR	1,231	1,357,922
1.75%, 4/03/18		4,115	4,511,919
6.88%, 5/01/18	GBP	250	344,163
2.50%, 9/18/18	EUR	900	990,406
2.75%, 6/07/19		10,273	11,175,236
1.50%, 4/01/20		3,600	3,623,723
2.88%, 11/20/20		900	934,285
3.50%, 3/28/22		620	646,708
3.25%, 4/03/23		520	523,435
Annington Finance No. 4 PLC, 1.56%, 1/10/23 (b)	GBP	1	1,086
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23		770	1,183,953

Corporate Bonds	Par (000)		Value
United Kingdom (continued)
Barclays Bank PLC:
6.63%, 3/30/22	EUR	3,460	$4,518,101
7.63%, 11/21/22	USD	1,603	1,725,229
BP Capital Markets PLC, 1.68%, 5/03/19		3,052	3,076,480
Brakes Capital, 7.13%, 12/15/18	GBP	1,309	1,804,653
British Sky Broadcasting Group PLC, 1.50%, 9/15/21	EUR	3,890	4,448,423
CNH Industrial Finance Europe SA:
2.88%, 9/27/21		840	903,544
2.88%, 5/17/23		1,700	1,886,583
Cognita Financing PLC, 7.75%, 8/15/21	GBP	684	923,346
Corral Petroleum Holdings AB, 11.75% (11.75% Cash or 11.75% PIK), 5/15/21 (l)	EUR	900	942,049
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	646	881,492
EC Finance PLC, 5.13%, 7/15/21	EUR	1,560	1,800,466
Enterprise Funding Ltd., 3.50%, 9/10/20 (i)	GBP	600	595,471
Enterprise Inns PLC, 6.00%, 10/06/23		6,106	7,972,333
Fiat Chrysler Finance Europe:
6.63%, 3/15/18	EUR	1,354	1,608,767
4.75%, 3/22/21		2,958	3,527,376
4.75%, 7/15/22		1,072	1,274,718
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	406	553,540
Greene King Finance PLC, 4.06%, 3/15/35		5,000	7,107,128
Greene King Finance PLC, Series A5, 3.07%, 12/15/33 (b)		27,793	35,519,131
HBOS PLC, 4.50%, 3/18/30 (b)	EUR	1,500	1,793,967
IDH Finance PLC, 6.00%, 12/01/18	GBP	598	772,209
INEOS Finance PLC, 4.00%, 5/01/23	EUR	2,077	2,210,596
INOVYN Finance PLC, 6.25%, 5/15/21		500	564,671
International Game Technology PLC:
6.25%, 2/15/22 (a)	USD	1,884	1,914,615
4.75%, 2/15/23	EUR	1,875	2,153,618
Iron Mountain Europe PLC, 6.13%, 9/15/22	GBP	100	134,257
Lloyds Banking Group PLC, 3.10%, 7/06/21	USD	2,450	2,450,000
Mitchells & Butlers Finance PLC, 2.70%, 6/15/36 (b)	GBP	3,072	2,637,806
New Look Secured Issuer PLC, 6.50%, 7/01/22		2,507	3,066,126
Pension Insurance Corp. PLC, 6.50%, 7/03/24		1,772	2,168,150
Pizzaexpress Financing 1 PLC, 8.63%, 8/01/22		200	242,155
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21		553	690,055
Punch Taverns Finance B Ltd.:
7.37%, 9/30/21		6,729	8,804,905
Series A6, 5.94%, 9/30/22		9,808	11,918,714
Series A7, 5.27%, 3/30/24		7,846	9,064,705
Punch Taverns Finance PLC:
0.59%, 7/15/21 (b)		1,166	1,380,902
7.27%, 10/15/26		5,070	7,310,280
7.27%, 10/15/26 (a)		1,825	2,634,486
Series M3, 6.09%, 10/15/27 (a)(b)		7,066	7,979,925
Royal Bank of Scotland Group PLC, 2.50%, 3/22/23	EUR	970	1,073,222
Silk Bidco AS, 7.50%, 2/01/22		1,350	1,515,023
Sky PLC, 2.25%, 11/17/25		2,900	3,377,086
Spirit Issuer PLC:
Series A2, 3.25%, 12/28/31 (b)	GBP	14,430	17,096,934
Series A6, 2.35%, 12/28/36 (b)		7,014	8,497,067
Stonegate Pub Co. Financing PLC:
5.34%, 4/15/19 (b)		2,205	2,906,067
5.75%, 4/15/19		2,395	3,166,042
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	1,298	1,519,687
Tesco Corporate Treasury Services PLC, 2.50%, 7/01/24		851	921,550
Tesco PLC:
5.00%, 3/24/23	GBP	100	137,099
6.00%, 12/14/29		100	137,854

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds	Par (000)		Value
United Kingdom (continued)
Tesco Property Finance 1 PLC, 7.62%, 7/13/39	GBP	3,423	$5,082,201
Tesco Property Finance 3 PLC, 5.74%, 4/13/40		6,983	8,757,291
Tesco Property Finance 4 PLC, 5.80%, 10/13/40		3,382	4,158,207
Tesco Property Finance 5 PLC, 5.66%, 10/13/41		119	142,695
Thomas Cook Finance PLC, 6.75%, 6/15/21	EUR	490	503,538
Travis Perkins PLC, 4.50%, 9/07/23	GBP	925	1,175,938
Tullow Oil PLC, 6.00%, 11/01/20 (a)	USD	260	209,950
Unilever NV, 1.13%, 4/29/28	EUR	390	446,675
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	413	565,700
Series A4, 5.66%, 6/30/27		18,220	23,883,881
Series M, 7.40%, 3/28/24		17,689	22,394,723
Series N, 6.46%, 3/30/32		29,818	33,331,332
Virgin Media Finance PLC:
6.38%, 10/15/24		100	132,460
4.50%, 1/15/25	EUR	392	419,798
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	652	891,302
5.50%, 1/15/25		1,620	2,113,504
4.88%, 1/15/27		4,051	5,042,382
6.25%, 3/28/29		2,178	2,841,488
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	2,814	3,229,807
Vougeot Bidco PLC, 7.88%, 7/15/20	GBP	2,104	2,863,986
Voyage Care Bondco PLC:
6.50%, 8/01/18		406	517,411
11.00%, 2/01/19		4,340	5,576,015

			346,378,600
United States — 6.0%
AbbVie, Inc., 3.20%, 5/14/26	USD	21,167	21,441,705
Actavis Funding SCS:
3.00%, 3/12/20		8,599	8,868,398
3.80%, 3/15/25		18,585	19,362,373
Aetna, Inc.:
2.40%, 6/15/21		6,640	6,774,672
3.20%, 6/15/26		21,460	22,078,563
4.38%, 6/15/46		8,767	9,104,512
Ally Financial, Inc., 8.00%, 11/01/31		2,600	3,009,500
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		15,650	15,532,625
Altria Group, Inc., 5.38%, 1/31/44		7,877	10,099,110
Amazon.com, Inc., 4.95%, 12/05/44		7,450	9,068,192
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		10,610	10,132,550
American Airlines Pass-Through Trust, 6.00%, 1/15/17 (a)		39,683	40,179,423
American International Group, Inc., 3.90%, 4/01/26		18,620	19,188,506
American Tower Corp., 3.38%, 10/15/26		17,090	17,178,902
Aon PLC:
3.50%, 6/14/24		4,510	4,641,845
3.88%, 12/15/25		4,510	4,756,864
Apple Inc., 4.65%, 2/23/46		15,819	17,868,779
AT&T Inc., 4.13%, 2/17/26		18,610	19,991,495
AutoZone, Inc., 3.13%, 4/21/26		1,955	2,003,586
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23		7,615	7,500,775
Ball Corp., 4.38%, 12/15/23	EUR	1,218	1,456,437
Bank of America Corp., 3.50%, 4/19/26	USD	51,385	53,100,642
Bank of New York Mellon Corp., 2.80%, 5/04/26		8,863	9,193,147
Baylor Scott & White Holdings, 4.19%, 11/15/45		6,325	7,052,381

Corporate Bonds	Par (000)		Value
United States (continued)
Belden, Inc., 5.50%, 4/15/23	EUR	610	$678,643
Branch Banking & Trust Co., 1.45%, 5/10/19	USD	13,673	13,727,829
Burlington Northern Santa Fe LLC, 3.90%, 8/01/46		2,289	2,416,106
California Resources Corp., 8.00%, 12/15/22 (a)		952	675,920
Calpine Corp.:
5.38%, 1/15/23		8,090	7,887,750
5.50%, 2/01/24		7,615	7,348,475
5.75%, 1/15/25		7,460	7,254,850
Catholic Health Initiatives, 4.35%, 11/01/42		4,455	4,494,146
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		8,115	8,328,019
5.75%, 2/15/26 (a)		15,030	15,480,900
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		5,190	5,358,675
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)		1,940	1,930,300
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25 (a)		18,585	20,319,018
CHS/Community Health Systems, Inc., 8.00%, 11/15/19		5,622	5,502,533
CIT Group, Inc.:
4.25%, 8/15/17		4,819	4,908,151
5.50%, 2/15/19 (a)		8,560	8,955,900
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		7,410	7,410,000
Cleco Corporate Holdings LLC, 3.74%, 5/01/26 (a)		14,916	15,329,516
Comcast Corp., 4.40%, 8/15/35		11,464	12,931,358
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23		3,290	3,337,310
CONSOL Energy, Inc., 5.88%, 4/15/22		8,937	7,797,533
Continental Resources, Inc., 5.00%, 9/15/22		7,460	7,292,150
Crown Castle International Corp.:
4.45%, 2/15/26		8,151	8,849,011
3.70%, 6/15/26		10,815	11,157,738
Crown European Holdings SA:
4.00%, 7/15/22	EUR	100	117,911
3.38%, 5/15/25		1,032	1,144,236
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (a)	USD	1,805	1,850,125
CSC Holdings LLC, 5.25%, 6/01/24		360	327,600
CVS Health Corp., 2.88%, 6/01/26		17,140	17,515,760
Darling Global Finance BV, 4.75%, 5/30/22	EUR	300	337,088
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24	USD	24,300	24,569,730
Dignity Health, 5.27%, 11/01/64		8,895	10,599,442
Discovery Communications LLC, 4.90%, 3/11/26		8,940	9,480,638
DISH DBS Corp., 5.88%, 7/15/22		8,105	7,882,113
Dollar Tree, Inc., 5.75%, 3/01/23 (a)		11,398	12,110,375
DPL, Inc., 6.50%, 10/15/16		155	155,000
Endo Finance LLC/Endo Finco, Inc., 5.38%, 1/15/23 (a)		3,277	2,842,797
Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23 (a)		11,388	9,964,500
Exelon Corp.:
2.85%, 6/15/20		12,216	12,601,635
2.45%, 4/15/21		500	507,034
3.40%, 4/15/26		6,895	7,206,151
First Data Corp.:
5.00%, 1/15/24 (a)		7,615	7,634,037
5.75%, 1/15/24 (a)		22,510	22,341,175
Ford Motor Credit Co. LLC, 2.02%, 5/03/19		17,505	17,653,950

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
United States (continued)
Frontier Communications Corp., 10.50%, 9/15/22	USD	7,459	$7,892,554
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	725	670,949
General Motors Financial Co., Inc.:
2.40%, 5/09/19	USD	16,077	16,121,791
3.20%, 7/06/21		3,472	3,477,524
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23	EUR	500	573,899
Hanesbrands Finance Luxembourg SCA, 3.50%, 6/15/24		240	269,670
HCA, Inc.:
8.00%, 10/01/18	USD	12,048	13,433,520
5.88%, 2/15/26		18,678	19,378,425
5.25%, 6/15/26		7,460	7,744,413
Series 1, 5.88%, 5/01/23		7,568	8,059,920
HD Supply, Inc.:
5.25%, 12/15/21 (a)		3,277	3,420,369
5.75%, 4/15/24 (a)		11,090	11,533,600
Huntsman International LLC:
5.13%, 4/15/21	EUR	1,500	1,685,440
5.13%, 11/15/22	USD	5,549	5,493,510
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		975	979,193
4.88%, 3/15/19		4,111	4,018,503
6.00%, 8/01/20		7,420	7,327,250
Informatica LLC, 7.13%, 7/15/23 (a)		3,295	3,122,013
Intel Corp., 4.10%, 5/19/46		18,610	19,348,947
International Paper Co., 5.15%, 5/15/46		9,670	10,431,706
iStar, Inc., 4.00%, 11/01/17		1,996	1,963,565
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		1,850	1,713,563
Johnson & Johnson:
0.65%, 5/20/24	EUR	2,095	2,381,665
2.45%, 3/01/26	USD	4,403	4,556,475
3.70%, 3/01/46		2,849	3,207,951
JPMorgan Chase & Co.:
2.70%, 5/18/23		9,284	9,378,418
3.20%, 6/15/26		33,515	34,447,655
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		2,655	2,296,575
KLA-Tencor Corp., 4.65%, 11/01/24		1,799	1,962,482
Kraft Heinz Foods Co., 3.00%, 6/01/26 (a)		32,343	32,607,501
Lam Research Corp.:
2.80%, 6/15/21		4,557	4,665,201
3.45%, 6/15/23		2,874	2,968,213
3.90%, 6/15/26		7,857	8,271,692
Levi Strauss & Co., 6.88%, 5/01/22		1,161	1,232,111
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	2,588	2,943,846
Massachusetts Institute of Technology, 3.96%, 7/01/38	USD	8,375	9,557,290
MGM Resorts International, 6.00%, 3/15/23		15,080	15,909,400
Micron Technology, Inc., 5.63%, 1/15/26 (a)		7,300	6,077,250
Molson Coors Brewing Co.:
1.25%, 7/15/24	EUR	6,375	7,120,318
4.20%, 7/15/46	USD	2,262	2,271,672
Monsanto Co., 3.95%, 4/15/45		3,725	3,448,504
Morgan Stanley, 3.88%, 1/27/26		34,213	36,320,110
Mylan NV, 3.95%, 6/15/26 (a)		18,683	18,906,972
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		7,591	6,186,665
Neptune Finco Corp.:
10.13%, 1/15/23 (a)		7,010	7,851,200
6.63%, 10/15/25 (a)		3,910	4,105,500
10.88%, 10/15/25 (a)		2,365	2,703,479
Netflix, Inc., 5.50%, 2/15/22		5,360	5,587,800

Corporate Bonds		Par (000)	Value
United States (continued)
New York & Presbyterian Hospital, 3.56%, 8/01/36	USD	4,084	$4,298,892
Newell Brands, Inc., 4.20%, 4/01/26		18,610	20,174,189
Noble Energy, Inc., 5.63%, 5/01/21		886	922,937
Norfolk Southern Corp., 2.90%, 6/15/26		6,556	6,745,639
Northern States Power Co., 3.60%, 5/15/46		2,295	2,413,092
Novelis, Inc., 8.75%, 12/15/20		9,150	9,538,875
Ochsner Clinic Foundation, 5.90%, 5/15/45		5,505	6,954,219
OI European Group BV, 6.75%, 9/15/20	EUR	916	1,187,313
Oncor Electric Delivery Co. LLC, 5.30%, 6/01/42	USD	1,374	1,712,217
Oracle Corp.:
2.65%, 7/15/26		29,007	29,079,779
3.90%, 5/15/35		7,496	7,648,986
4.13%, 5/15/45		7,567	7,800,011
4.00%, 7/15/46		3,401	3,426,759
Pfizer, Inc., 2.75%, 6/03/26		12,785	13,183,969
Philip Morris International, Inc., 4.25%, 11/10/44		4,030	4,426,407
Ply Gem Industries, Inc., 6.50%, 2/01/22		3,730	3,674,050
Post Holdings, Inc., 7.75%, 3/15/24 (a)		7,440	8,174,700
PPL Capital Funding, Inc., 3.10%, 5/15/26		18,610	18,812,235
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	952	892,731
QUALCOMM, Inc., 4.80%, 5/20/45	USD	9,670	10,143,530
Rapid Holding GmbH, 6.63%, 11/15/20	EUR	1,114	1,278,423
Republic Services, Inc., 2.90%, 7/01/26	USD	1,126	1,141,954
Reynolds American, Inc.:
3.25%, 6/12/20		4,342	4,589,850
4.45%, 6/12/25		16,570	18,557,373
Reynolds Group Issuer, Inc.:
9.88%, 8/15/19		96	99,120
6.88%, 2/15/21		1,305	1,344,150
Rite Aid Corp., 6.13%, 4/01/23 (a)		7,440	7,942,200
Riverbed Technology, Inc., 8.88%, 3/01/23 (a)		3,285	3,399,975
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		3,614	3,650,140
5.63%, 4/15/23		947	950,551
5.75%, 5/15/24		23,381	23,205,643
Sabine Pass LNG LP, 7.50%, 11/30/16		8,575	8,737,925
Sabre GLBL, Inc., 5.25%, 11/15/23 (a)		3,065	3,118,637
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		1,172	1,169,070
Sealed Air Corp., 4.50%, 9/15/23	EUR	545	638,081
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (a)	USD	11,425	11,824,875
SESI LLC, 7.13%, 12/15/21		7,261	6,988,713
Sirius XM Radio, Inc., 5.38%, 4/15/25 (a)		8,385	8,348,316
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		5,165	6,303,888
Southern Co.:
2.95%, 7/01/23		7,238	7,502,904
3.25%, 7/01/26		23,792	24,713,298
Spectrum Brands, Inc., 5.75%, 7/15/25		1,850	1,926,313
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		4,105	4,371,825
Sprint Corp., 7.88%, 9/15/23		24,060	19,669,050
Standard Industries, Inc., 6.00%, 10/15/25 (a)		34,482	36,033,690
State Street Corp., 2.65%, 5/19/26		30,616	31,240,138
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		706	704,235
Tenet Healthcare Corp.:
6.00%, 10/01/20		3,781	3,988,955
8.13%, 4/01/22		7,264	7,444,147

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Corporate Bonds		Par (000)	Value
United States (continued)
T-Mobile USA, Inc.:
5.25%, 9/01/18	USD	5,622	$5,734,440
6.63%, 11/15/20		2,180	2,248,125
6.63%, 4/28/21		3,160	3,302,200
6.73%, 4/28/22		5,680	5,972,804
6.00%, 4/15/24		15,050	15,576,750
Total System Services, Inc., 3.80%, 4/01/21		2,406	2,547,410
TransDigm, Inc.:
6.00%, 7/15/22		8,120	8,162,062
6.50%, 7/15/24		7,480	7,587,562
Transocean, Inc., 6.50%, 11/15/20 (n)		3,300	2,932,710
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	1,000	1,116,136
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 2/15/23	USD	21,200	21,942,140
United Rentals North America, Inc.:
7.63%, 4/15/22		1,454	1,552,145
5.75%, 11/15/24		3,275	3,299,563
5.50%, 7/15/25		7,480	7,367,800
UnitedHealth Group, Inc.:
3.10%, 3/15/26		3,380	3,524,187
4.75%, 7/15/45		1,580	1,903,432
Univision Communications, Inc., 8.50%, 5/15/21 (a)		7,440	7,774,800
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/21 (a)		4,362	3,718,605
4.50%, 5/15/23	EUR	4,164	3,488,869
6.13%, 4/15/25 (a)	USD	12,086	9,699,015
Verizon Communications, Inc.:
3.50%, 11/01/24		18,685	19,872,114
4.86%, 8/21/46		8,920	9,750,336
Visa, Inc., 4.30%, 12/14/45		7,445	8,619,411
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/24		18,610	19,716,960
3.45%, 6/01/26		3,010	3,089,885
4.80%, 11/18/44		8,997	9,678,945
4.65%, 6/01/46		668	712,437
Washington Mutual Bank:
0.00%, 5/01/09 (e)(m)		23,987	5,037,270
0.00%, 11/06/09 (e)(m)		30,379	6,379,590
0.00%, 6/16/10 (e)(m)		14,745	3,096,450
0.00%, 02/04/11 (e)(m)		15,753	3,308,130
Wells Fargo & Co.:
3.00%, 4/22/26		14,014	14,285,185
1.38%, 10/26/26	EUR	3,500	3,970,758
Wesleyan University, 4.78%, 7/01/16	USD	8,186	8,780,737
Williams Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		1,635	1,677,355
4.88%, 5/15/23		1,060	1,024,548
XPO Logistics, Inc., 5.75%, 6/15/21	EUR	980	1,021,885
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/01/23	USD	3,295	3,344,425

			1,736,335,524
Vietnam — 0.0%
Vietnam Joint Stock Commercial Bank for Industry and Trade, 8.00%, 5/17/17		2,550	2,626,500
Vingroup JSC, 11.63%, 5/07/18		7,030	7,522,100

			10,148,600
Total Corporate Bonds — 12.2%			3,535,874,562

Floating Rate Loan Interests (b)		Par (000)	Value
Austria — 0.0%
Constantinople Luxembourg I S.à r.l.:
Facility B1 (EUR), 4.75%, 4/30/22	EUR	3,290	$3,658,253
Facility B2 (EUR), 4.75%, 4/30/22		491	546,106

			4,204,359
France — 0.0%
Lully Finance S.à r.l. (Lully Finance LLC), Initial Term B-2 Loan (Second Lien), 9.25%, 10/16/23		630	702,641
Vivarte, Bond, 11.00% (4.00% Cash or 7.00% PIK), 10/29/19 (l)		3,418	3,404,043

			4,106,684
Germany — 0.1%
Paternoster Holding IV GmbH, Facility B, 6.63%, 3/31/22		2,544	2,707,464
PAW Luxco II S.à r.l. (Jack Wolfskin), Facility B, 5.00%, 7/29/18		2,394	2,003,409
Springer SBM Two GmbH:
Initial Term B8 Loan, 4.50%, 8/14/20		1,851	2,021,638
Term Loan, 9.00%, 8/16/21		2,500	2,829,875

			9,562,386
Italy — 0.1%
Sit SpA, Medium Term Facility B, 5.53%, 4/30/20		12,000	13,050,716
Luxembourg — 0.0%
Azelis Finance SA (Azelis U.S. Holding, Inc.):
Euro Term Loan (First Lien), 6.50%, 12/16/22		1,972	2,194,636
Euro Term Loan (Second Lien), 9.50%, 12/18/23		2,790	3,127,178
BSN Medical Luxembourg Finance Holding S.à r.l. (FKA Boston Luxembourg III S.à r.l.):
Facility (Second Lien), 8.00%, 8/31/21		900	988,791
Facility C, 4.00%, 8/28/19		500	552,608

			6,863,213
Netherlands — 0.0%
Amaya Holdings BV, Initial Term B Loan (Second Lien), 8.00%, 8/01/22	USD	6,028	5,939,239
Pelican Rouge (Akorn) (FKA Autobar), Super Senior Term Facility, 5.00%, 10/31/19	EUR	1,800	1,857,729

			7,796,968
Spain — 0.0%
Car Rentals Subsidiary, S.L.U. (AKA Goldcar), Facility B, 6.25%, 6/18/20		6,350	7,008,748
Desarrollos Empresariales Piera S.L., Second Lien Facility, 8.25%, 11/28/22		1,700	1,881,867

			8,890,615
Sweden — 0.0%
Verisure Holding AB (Public), Facility B1B, 3.50%, 10/10/22		900	995,393
United Arab Emirates — 0.0%
Taghleef Industries Holdco Ltd., Facility B (EUR), 4.50%, 5/10/23		690	764,934
United Kingdom — 0.0%
CD&R Firefly Bidco Ltd., Facility B, 6.00%, 7/18/22	GBP	1,500	1,961,940

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
United Kingdom (continued)
INOVYN Finance PLC, Initial Tranche B Euro Term Loan, 6.25%, 5/15/21	EUR	1,892	$2,088,402
Optima Sub-Finco Ltd., Term Facility B2 (EUR), 5.00%, 1/30/23		640	707,139

			4,757,481
United States — 1.4%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19	USD	7,008	6,272,140
Allnex S.à r.l., Term Loan B-1, 4.25%, 6/02/23	EUR	2,800	3,107,748
Altice France SA (Numericable-SFR SA), USD TLB-7 Loan, 5.00%, 1/15/24	USD	9,659	9,562,410
A-R HHC Orlando Convention Hotel LLC, Mezzanine Loan, 6.69%, 8/07/21		15,000	15,000,000
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		2,024	2,014,108
Avago Technologies Cayman Holdings Ltd., Term B-1 Dollar Loan, 4.25%, 2/01/23		32,082	32,096,673
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		2,002	1,997,978
Berry Plastics Corp., Term H Loan, 3.75%, 10/01/22		14,075	13,961,839
BRE/Lauderdale Grande LLC, Mezzanine Term Loan, 6.20%, 7/09/19		7,000	6,965,000
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		21,606	20,612,124
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.), Term B-2 Loan, 3.75%, 11/02/18		15,163	15,138,001
CHS/Community Health Systems, Inc.:
Incremental 2019 Term G Loan, 3.75%, 12/31/19		9,889	9,602,220
Incremental 2021 Term H Loan, 4.00%, 1/27/21		18,195	17,707,677
Dallas Design District, Loan, 7.14%, 11/09/19		9,000	8,775,000
Dell International LLC:
Term B-2 Loan, 4.00%, 4/29/20		6,005	5,984,930
Term C Loan, 3.75%, 10/29/18		6,938	6,931,354
Dollar Tree, Inc., Term B-1 Loan, 3.50%, 7/06/22		3,366	3,361,218
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		7,017	6,999,075
FCA U.S. LLC (FKA Chrysler Group LLC), Term Loan B, 3.50%, 5/24/17		6,365	6,356,753
First Data Corp., 2021 Extended Dollar Term Loan, 4.45%, 3/24/21		12,667	12,608,820
Gaming Invest S.à r.l., Facility (Mezzanine), 4.00%, 12/31/17	EUR	2,000	2,180,668
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21	USD	22,002	20,823,856
Gol Luxco SA, Term Loan, 6.50%, 8/31/20		31,442	31,284,790
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		13,838	13,837,596
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		9,771	9,671,156
Keurig Green Mountain, Inc., Term B EUR Loan, 5.00%, 3/03/23	EUR	2,400	2,667,992
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20	USD	14,962	14,938,913
Tranche B-II 2022 Term Loan, 3.50%, 5/31/22		4,750	4,728,625
Logoplaste, Term Loan B, 4.75%, 9/01/23	EUR	1,700	1,867,717
MediArena Acquisition BV (FKA AP NMT Acquisition BV), Euro Term B Loan (First Lien), 6.00%, 8/13/21		1,000	935,523

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22	USD	8,054	$7,966,320
PQ Corp., Tranche B-2 Term Loan, 5.75%, 11/04/22	EUR	930	1,031,638
PT MNC Sky Vision Tbk, Term Loan Facility, 4.91%, 11/19/16	USD	11,000	10,725,000
Realogy Group LLC (FKA Realogy Corp.), Initial Term B Loan 2014, 3.75%, 3/05/20		939	936,310
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 4.50%, 12/01/18		6,820	6,814,953
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	359,550
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		16,280	16,263,720
ServiceMaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		9,676	9,674,104
Spectrum Brands, Inc., Euro Term Loan, 3.50%, 6/23/22	EUR	959	1,064,506
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00%, 7/08/22	USD	486	485,232
SS&C Technologies, Inc., Term B-1 Loan, 4.00%, 7/08/22		3,550	3,546,142
Trans Union LLC, 2016 Incremental Term B-2 Commitment, 3.50%, 4/09/21		17,157	16,924,092
Univision Communications, Inc.:
2013 Incremental Term Loan (C-3), 4.00%, 3/01/20		7,618	7,562,364
Replacement First-Lien Term Loan (C-4), 4.00%, 3/01/20		5,124	5,091,339
Veritas U.S., Inc., Initial Euro Term B-1 Loan, 5.63%, 1/27/23	EUR	5,214	4,889,659
Virgin Media Investment Holdings Ltd., F Facility, 3.65%, 6/30/23	USD	1,730	1,686,586
Zayo Group LLC (Zayo Capital, Inc.), 2021 Term Loan, 3.75%, 5/06/21		9,824	9,761,286

			412,774,705
Total Floating Rate Loan Interests — 1.6%			473,767,454

Foreign Agency Obligations
Argentina — 0.0%
YPF SA:
8.75%, 4/04/24 (a)		1,902	2,044,650
8.50%, 7/28/25 (a)		7,600	8,029,400
8.50%, 7/28/25		2,500	2,641,250

			12,715,300
Brazil — 0.4%
Petrobras Global Finance BV:
8.38%, 5/23/21		87,685	90,490,920
5.38%, 10/01/29	GBP	1,310	1,246,922
6.63%, 1/16/34		3,525	3,489,759
6.75%, 1/27/41	USD	5,941	4,767,653
6.85%, 6/05/15		31,497	23,937,720

			123,932,974
China — 0.3%
BAIC Inalfa HK Investment Co. Ltd., 1.90%, 11/02/20	EUR	9,200	10,284,949
CDBL Funding 1, 4.25%, 12/02/24	USD	12,950	13,585,379
CITIC Ltd., 6.80%, 1/17/23		10,000	12,074,790
CNOOC Finance 2012 Ltd., 5.00%, 5/02/42		4,065	4,552,548
CNOOC Finance 2015 USA LLC, 3.50%, 5/05/25		3,000	3,039,135

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Foreign Agency Obligations		Par (000)	Value
China (continued)
Huarong Finance II Co. Ltd., 3.25%, 6/03/21	USD	12,200	$12,244,042
ICBCIL Finance Co. Ltd., 3.20%, 11/10/20		7,220	7,371,259
Minmetals Bounteous Finance BVI Ltd., 4.75%, 7/30/25		9,500	9,910,590

			73,062,692
Colombia — 0.0%
Ecopetrol SA, 7.38%, 9/18/43		250	249,375
France — 0.0%
Areva SA, 4.88%, 9/23/24	EUR	200	181,645
RTE Reseau de Transport d’Electricite SA:
1.00%, 10/19/26		3,700	4,166,222
2.00%, 4/18/36		4,000	4,803,454

			9,151,321
India — 0.1%
Bharat Petroleum Corp. Ltd., 4.63%, 10/25/22	USD	560	604,128
NTPC Ltd.:
5.63%, 7/14/21		5,040	5,716,827
4.25%, 2/26/26		6,000	6,266,100
Oil India Ltd., 5.38%, 4/17/24		5,000	5,506,400
ONGC Videsh Ltd., 4.63%, 7/15/24		3,280	3,500,796

			21,594,251
Indonesia — 0.1%
Pelabuhan Indonesia II PT, 5.38%, 5/05/45		4,500	4,242,825
Pertamina Persero PT, 5.63%, 5/20/43		20,750	20,100,401

			24,343,226
Mongolia — 0.1%
Development Bank of Mongolia LLC, 5.75%, 3/21/17		9,406	9,394,713
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		11,272	11,098,930

			20,493,643
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/11/36 (a)		2,500	2,500,000
Russia — 0.0%
Gazprom OAO Via Gaz Capital SA:
6.21%, 11/22/16 (a)(o)		3,750	3,813,690
4.95%, 7/19/22 (a)		2,500	2,589,400

			6,403,090
Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 6/27/19		596	582,173
United Arab Emirates — 0.2%
Abu Dhabi National Energy Co. PJSC:
3.63%, 6/22/21		4,900	5,133,730
5.88%, 12/13/21		10,000	11,515,800
3.63%, 1/12/23		14,000	14,455,000
4.38%, 6/22/26		2,800	2,975,000
DP World Crescent Ltd., 3.91%, 5/31/23		11,115	11,153,213

			45,232,743
Venezuela — 0.1%
Petroleos de Venezuela SA:
6.00%, 5/16/24		51,062	18,058,076
6.00%, 11/15/26		11,800	4,114,660

			22,172,736
Total Foreign Agency Obligations — 1.3%			362,433,524

Foreign Government Obligations		Par (000)	Value
Argentina — 1.0%
Argentina Bogar Bonds, 2.00%, 2/04/18 (b)	ARS	2,423	$210,275
Argentina Bonar Bonds:
29.75%, 9/29/16 (b)		518,547	34,580,416
32.59%, 3/28/17 (b)		954,045	64,171,354
30.47%, 10/09/17 (b)		301,632	20,299,838
Republic of Argentina:
9.00%, 11/29/18	USD	27,629	30,488,661
6.25%, 4/22/19 (a)		60,844	63,429,870
6.88%, 4/22/21 (a)		59,486	63,441,819
5.83%, 12/31/33 (b)	ARS	10,517	4,765,727

			281,387,960
Brazil — 0.1%
Federative Republic of Brazil:
7.13%, 1/20/37	USD	16,554	18,623,250
5.00%, 1/27/45		6,250	5,609,375

			24,232,625
China — 0.0%
People’s Republic of China, 3.30%, 7/04/23	CNH	38,000	5,724,073
Germany — 0.6%
Deutsche Bundesrepublik Inflation Linked Bonds:
1.75%, 4/15/20	EUR	84,422	103,563,090
0.10%, 4/15/26		46,862	57,683,346

			161,246,436
Greece — 0.4%
Hellenic Republic:
3.00%, 2/24/23 (c)		8,659	7,169,000
3.00%, 2/24/24 (c)		12,859	10,310,004
3.00%, 2/24/25 (c)		8,659	6,796,711
3.00%, 2/24/26 (c)		8,659	6,775,569
3.00%, 2/24/27 (c)		8,659	6,517,735
3.00%, 2/24/28 (c)		8,659	6,429,382
3.00%, 2/24/29 (c)		8,659	6,288,846
3.00%, 2/24/30 (c)		8,659	6,188,307
3.00%, 2/24/31 (c)		8,659	6,136,125
3.00%, 2/24/32 (c)		8,659	6,136,856
3.00%, 2/24/33 (c)		8,659	5,930,281
3.00%, 2/24/34 (c)		8,659	5,959,111
3.00%, 2/24/35 (c)		8,659	5,837,641
3.00%, 2/24/36 (c)		8,659	5,819,767
3.00%, 2/24/37 (c)		8,659	5,785,969
3.00%, 2/24/38 (c)		8,659	5,746,539
3.00%, 2/24/39 (c)		8,659	5,708,186
3.00%, 2/24/40 (c)		8,659	5,722,707
3.00%, 2/24/41 (c)		8,659	5,721,621
3.00%, 2/24/42 (c)		8,659	5,765,951

			126,746,308
India — 0.5%
Republic of India:
7.16%, 5/20/23	INR	5,326,000	77,296,717
7.72%, 5/25/25		2,370,000	35,411,582
7.88%, 3/19/30		2,370,000	35,808,964

			148,517,263
Indonesia — 0.9%
Republic of Indonesia:
2.63%, 6/14/23	EUR	5,820	6,516,236
2.63%, 6/14/23 (a)		17,315	19,386,363
8.38%, 3/15/24	IDR	602,003,000	48,046,332

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Foreign Government Obligations		Par (000)	Value
Indonesia (continued)
3.38%, 7/30/25	EUR	10,700	$12,160,239
4.75%, 1/08/26	USD	18,492	20,135,403
8.75%, 5/15/31	IDR	315,547,000	26,248,925
6.63%, 5/15/33		172,165,000	11,340,699
8.38%, 3/15/34		806,546,000	64,706,812
8.25%, 5/15/36		541,958,000	43,311,520
6.75%, 1/15/44	USD	5,567	7,074,249
5.95%, 1/08/46		7,398	8,717,300

			267,644,078
Italy — 3.6%
Buoni Poliennali Del Tesoro:
2.00%, 12/01/25	EUR	65,197	77,107,698
3.25%, 9/01/46		74,000	98,672,360
2.70%, 3/01/47		178,614	213,076,135
Buoni Poliennali Del Tesoro Inflation Linked Bond:
2.55%, 10/22/16		98,449	110,160,082
2.25%, 4/22/17		37,520	42,451,085
2.15%, 11/12/17		21,659	24,762,391
2.35%, 9/15/19		142,107	171,497,886
2.10%, 9/15/21		77,729	96,059,063
2.35%, 9/15/24 (a)		31,338	39,988,823
1.25%, 9/15/32		141,033	164,715,614

			1,038,491,137
Japan — 1.9%
Government of Japan (2 Year), 0.10%, 9/15/17	JPY	56,643,500	551,196,958
Mexico — 1.0%
United Mexican States:
4.75%, 6/14/18	MXN	9,568	52,235,302
8.00%, 12/07/23		12,400	77,094,386
5.75%, 3/05/26		24,816	134,617,043
United Mexican States Inflation Linked Bond, 3.50%, 12/14/17		592	17,878,901

			281,825,632
Mongolia — 0.1%
Mongolian People’s Republic:
7.50%, 6/30/18	CNH	20,000	2,734,609
10.88%, 4/06/21	USD	1,397	1,466,385
5.13%, 12/05/22		17,568	14,395,325

			18,596,319
New Zealand — 0.1%
New Zealand Government Bonds:
3.00%, 9/20/30	NZD	20,941	17,922,004
2.50%, 9/20/35		18,524	14,964,910

			32,886,914
Poland — 0.3%
Republic of Poland, 1.50%, 4/25/20	PLN	360,474	89,928,993
Portugal — 0.4%
Portugal Obrigacoes do Tesouro OT:
5.65%, 2/15/24	EUR	10,002	13,190,506
2.88%, 10/15/25		28,513	31,571,305
3.88%, 2/15/30 (a)		26,380	30,370,872
Republic of Portugal:
5.13%, 10/15/24	USD	5,765	5,763,328
4.10%, 2/15/45	EUR	18,857	21,277,585

			102,173,596
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23	RUB	306,330	4,474,266

Foreign Government Obligations		Par (000)	Value
Slovenia — 0.5%
Republic of Slovenia:
4.13%, 2/18/19	USD	14,870	$15,634,615
4.13%, 1/26/20	EUR	2,400	3,052,802
5.50%, 10/26/22	USD	6,378	7,240,943
5.85%, 5/10/23		5,931	6,888,560
5.25%, 2/18/24		5,990	6,746,237
2.13%, 7/28/25	EUR	79,395	96,718,811

			136,281,968
South Africa — 0.1%
Republic of South Africa, 6.25%, 3/31/36	ZAR	879,390	42,929,673
Spain — 0.5%
Kingdom of Spain, 1.95%, 7/30/30	EUR	118,692	137,791,256
Sri Lanka — 0.1%
Republic of Sri Lanka:
6.00%, 1/14/19	USD	1,887	1,922,055
6.25%, 10/04/20		8,422	8,591,501
6.13%, 6/03/25		5,000	4,670,710
6.85%, 11/03/25		13,000	12,663,404

			27,847,670
Venezuela — 0.0%
Bolivarian Republic of Venezuela:
8.25%, 10/13/24		12,431	5,189,943
7.00%, 3/31/38		14,388	5,719,230

			10,909,173
Total Foreign Government Obligations — 12.1%			3,490,832,298

Investment Companies		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (g)(p)		2,613,546	221,341,211
iShares J.P. Morgan USD Emerging Markets Bond ETF (p)		1,106,180	127,376,627
SPDR Barclays High Yield Bond ETF (g)		6,093,456	217,536,379
SPDR Gold Shares (e)(q)(r)		3,295,957	417,004,480
Total Investment Companies — 3.4%			983,258,697

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 3.1%
Ireland — 0.0%
Bluestep Mortgage Securities No.2 Ltd., Series 2, Class AB, 1.56%, 11/10/55 (b)	SEK	38,291	4,526,599
Magellan Mortgages No. 4 PLC, Series 4, Class A, 0.03%, 7/20/59 (b)	EUR	8,642	7,746,287

			12,272,886
Italy — 0.0%
Berica 8 Residential MBS Srl, Series 8, Class A, 0.07%, 3/31/48 (b)		1,916	2,104,920
Portugal — 0.0%
Gamma Sociedade de Titularizacao de Creditos SA/Atlantes Mortgage PLC, Series 3, Class A, 0.01%, 8/20/61 (b)		4,964	4,662,726
United Kingdom — 0.4%
Auburn Securities 5 PLC, Series 5, Class A2, 0.83%, 12/01/41 (b)	GBP	4,293	5,368,510

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	45

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United Kingdom (continued)
Eurosail PLC:
Series 2006-2X, Class A2C, 0.75%, 12/15/44 (b)	GBP	16,214	$20,421,978
Series 2006-4X, Class A3A, 0.00%, 12/10/44 (b)	EUR	2,219	2,342,785
Series 2006-4X, Class A3C, 0.75%, 12/10/44 (b)	GBP	1,768	2,213,931
Series 2006-4X, Class B1A, 0.05%, 12/10/44 (b)	EUR	532	385,244
Eurosail-UK PLC, Series 2007-4X, Class A3, 1.54%, 6/13/45 (b)	GBP	2,105	2,432,121
Finsbury Square PLC:
Series 2016-1, Class B, 3.47%, 2/16/58 (b)		4,585	6,103,813
Series 2016-1, Class X, 5.62%, 2/16/58 (b)		2,715	3,589,062
Gemgarto PLC:
Series 2015-1, Class X1, 4.09%, 2/16/47 (b)		1,735	2,286,886
Series 2015-2, Class B, 2.94%, 2/16/54		1,560	2,076,761
Series 2015-2, Class X1, 5.59%, 2/16/54 (b)		615	814,982
Gosforth Funding PLC, Series 2014-1, Class A2, 1.17%, 10/19/56 (b)		2,190	2,881,252
Leek Finance Number Nineteen PLC, Series 19X, Class DC, 3.38%, 12/21/38 (b)	EUR	2,200	2,419,185
Ludgate Funding PLC:
Series 2007-1, Class BB, 0.07%, 1/01/61 (b)		3,600	2,927,542
Series 2007-1, Class MB, 0.00%, 1/01/61 (b)		3,000	2,598,318
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.81%, 1/15/39 (b)	USD	4,230	3,659,829
Paragon Mortgages No. 23 PLC, Series 23, Class C, 2.79%, 1/15/43 (b)	GBP	4,450	5,636,882
Slate No.1 PLC, Series 1, Class C, 2.44%, 10/24/19 (b)		13,315	16,748,931
Warwick Finance Residential Mortgages No. 1 PLC, Series 1, Class A, 1.59%, 9/21/49 (b)		13,092	16,903,926

			101,811,938
United States — 2.7%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 4A1, 3.67%, 3/25/36 (b)	USD	11,402	8,201,867
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)		9,144	9,022,208
Series 2016-A, Class A, 4.25%, 8/25/64 (a)(c)		15,293	15,140,390
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.35%, 10/25/46 (b)		5,621	3,891,374
Series 2006-4, Class 1A12, 0.65%, 10/25/46 (b)		12,368	8,149,567
Series 2006-5, Class A1, 1.33%, 11/25/46 (b)		15,598	7,270,651
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(c)		6,101	6,119,842
BCAP LLC Trust, Series 2010-RR11, Class 4A1, 2.89%, 3/27/47 (a)(b)		7,792	7,291,592
Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 0.77%, 11/25/36 (b)		6,264	4,836,553
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 2.87%, 9/25/47 (b)		17,257	10,909,380
Bear Stearns Asset-Backed Securities I Trust:
Series 2005-AC9, Class A5, 6.25%, 12/25/35 (c)		5,985	5,805,659
Series 2006-AC1, Class 1A2, 5.75%, 2/25/36 (c)		7,186	5,473,939

Non-Agency Mortgage-Backed Securities		Par (000)	Value
United States (continued)
Bear Stearns Mortgage Funding Trust:
Series 2007-AR1, Class 1A1, 0.61%, 1/25/37 (b)	USD	6,581	$4,928,100
Series 2007-AR2, Class A1, 0.62%, 3/25/37 (b)		331	266,314
Series 2007-AR3, Class 1A1, 0.59%, 3/25/37 (b)		4,340	3,521,579
Series 2007-AR4, Class 2A1, 0.66%, 6/25/37 (b)		3,614	2,929,559
COLT LLC, Series 2015-1, Class A1V, 3.45%, 12/26/45 (a)(b)		10,918	10,829,112
COLT Mortgage Loan Trust, Series 2016-1, Class A1, 3.00%, 5/25/46 (a)		7,351	7,404,154
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.75%, 1/25/36 (b)		5,518	4,586,460
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		10,974	8,573,691
Series 2006-15CB, Class A1, 6.50%, 6/25/36		1,302	853,434
Series 2006-23CB, Class 2A5, 0.85%, 8/25/36 (b)		13,925	4,847,082
Series 2006-34, Class A3, 1.15%, 11/25/46 (b)		9,841	4,366,617
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37		5,638	4,310,909
Series 2006-J7, Class 2A1, 2.18%, 11/20/36 (b)		10,230	5,973,344
Series 2006-OA11, Class A4, 0.64%, 9/25/46 (b)		8,527	6,377,675
Series 2006-OA14, Class 1A1, 2.14%, 11/25/46 (b)		28,245	23,593,400
Series 2006-OA16, Class A1D, 0.72%, 10/25/46 (b)		1,770	1,380,638
Series 2006-OA21, Class A1, 0.63%, 3/20/47 (b)		9,006	6,218,932
Series 2006-OA6, Class 1A2, 0.66%, 7/25/46 (b)		15,163	12,585,340
Series 2007-22, Class 2A16, 6.50%, 9/25/37		28,147	20,263,615
Series 2007-25, Class 1A3, 6.50%, 11/25/37		39,064	30,181,161
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		587	477,479
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37		8,664	6,238,305
Series 2007-OA2, Class 1A1, 1.25%, 3/25/47 (b)		25,878	19,849,085
Series 2007-OA3, Class 1A1, 0.59%, 4/25/47 (b)		8,068	6,716,589
Series 2007-OA7, Class A1B, 0.59%, 5/25/47 (b)		8,244	6,513,174
Series 2007-OH3, Class A1A, 0.74%, 9/25/47 (b)		7,860	6,472,443
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 2.76%, 11/25/35 (b)		3,987	3,199,926
Series 2006-OA4, Class A1, 1.37%, 4/25/46 (b)		46,458	25,387,038
Credit Suisse Commercial Mortgage Trust:
Series 2014-4R, Class 16A3, 1.31%, 2/27/36 (a)(b)		3,750	2,892,859
Series 2014-9R, Class 3A1, 2.40%, 11/27/37 (a)(b)		14,554	13,620,082
Series 2014-9R, Class 6A1, 0.59%, 3/27/36 (a)(b)		7,631	7,136,262
Series 2014-9R, Class 9A1, 0.56%, 8/27/36 (a)(b)		6,714	5,035,421

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
United States (continued)
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 1A1, 2.66%, 3/27/37 (a)(b)	USD	36	$36,321
Series 2011-5R, Class 2A1, 2.97%, 8/27/46 (a)(b)		5,536	5,422,209
Series 2011-5R, Class 3A1, 3.06%, 9/27/47 (a)(b)		1,216	1,183,556
Series 2013-5R, Class 1A6, 0.69%, 2/27/36 (a)(b)		3,673	2,791,100
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		16,263	15,444,732
Series 2015-10R, Class 4A1, 4.75%, 7/27/37 (a)(b)		10,693	10,631,177
Series 2015-4R, Class 1A2, 0.59%, 11/25/22 (a)(b)		2,334	1,886,719
Series 2015-4R, Class 1A4, 0.59%, 5/25/28 (a)(b)		6,805	2,629,330
Series 2015-5R, Class 3A1, 4.75%, 1/29/37 (a)		6,494	6,445,742
Series 2015-6R, Class 5A1, 0.62%, 1/27/37 (a)(b)		6,729	6,157,060
Series 2015-6R, Class 5A2, 0.62%, 10/27/36 (a)(b)		11,966	5,265,114
Series 2015-8R, Class 5A1, 4.75%, 8/27/37 (a)(b)		3,898	3,867,553
Series 2015-PR1, Class A-1, 3.50%, 2/25/55 (a)(c)		12,802	12,410,450
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 1A1B, 0.58%, 8/25/47 (b)		4,870	3,809,158
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 0.95%, 1/27/37 (a)(b)		3,533	6,803,930
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.41%, 3/25/36 (b)		3,776	3,068,432
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.96%, 1/25/35 (b)		2,040	2,045,084
Impac CMB Trust, Series 2005-7, Class A1, 0.97%, 11/25/35 (b)		5,207	4,223,038
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX2, Class A1A, 0.61%, 4/25/37 (b)		10,643	8,956,872
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 2A1, 3.49%, 5/25/37 (b)		3,065	2,509,242
JPMorgan Madison Avenue Securities Trust, Series 2014-1, Class M2, 4.70%, 11/25/24 (a)(b)		6,248	6,162,664
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1, 2.71%, 7/25/35 (b)		130	129,682
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.54%, 9/01/21 (a)(b)		33,707	33,370,066
Series 2014-2, Class A, 2.44%, 12/01/21 (a)(b)		2,556	2,511,661
Series 2015-10, Class A1, 2.44%, 11/01/20 (a)(b)		8,749	8,552,352
Series 2015-10, Class A2, 3.94%, 11/01/20 (a)(b)		2,810	2,683,550
Series 2015-2, Class A, 2.44%, 1/01/20 (a)(b)		24,468	23,887,017

Non-Agency Mortgage-Backed Securities		Par (000)	Value
United States (continued)
Series 2015-3, Class A, 2.44%, 3/01/20 (a)(b)	USD	27,956	$27,484,343
Series 2016-2, Class A, 2.43%, 3/01/21 (a)(b)		46,626	45,605,009
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.87%, 8/25/37 (a)(b)		10,451	7,404,783
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.13%, 6/26/47 (a)(b)		4,486	3,948,623
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 0.77%, 4/16/36 (a)(b)		36,395	29,350,007
New Residential Mortgage Loan Trust, Series 2015-2A, Class A2, 3.75%, 8/25/55 (a)(b)		4,556	4,629,330
Nomura Resecuritization Trust:
Series 2014-1R, Class 2A1, 0.70%, 2/25/37 (a)(b)		20,083	19,282,511
Series 2014-3R, Class 3A9, 0.96%, 11/26/35 (a)(b)		5,276	4,667,340
RALI Trust:
Series 2007-QH1, Class A1, 0.61%, 2/25/37 (b)		6,000	4,842,152
Series 2007-QH6, Class A1, 0.64%, 7/25/37 (b)		9,704	7,621,164
Series 2007-QH9, Class A1, 1.67%, 11/25/37 (b)		1,817	1,203,054
RBSSP Resecuritization Trust:
Series 2012-2, Class 1A6, 0.57%, 5/26/47 (a)(b)		232	222,155
Series 2013-4, Class 1A1, 1.67%, 12/26/37 (a)(b)		13,913	13,373,863
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, 0.78%, 6/25/35 (a)(b)		4,401	3,890,399
Series 2005-R3, Class AF, 0.84%, 9/25/35 (a)(b)		6,055	5,213,260
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1, 2.85%, 5/25/35 (b)		2,375	1,958,064
Series 2007-2, Class 3A3, 3.03%, 4/25/37 (b)		3,053	2,572,918
Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M3, 4.95%, 2/25/24 (b)		3,250	3,320,908
Structured Asset Mortgage Investments II Trust:
Series 2006-AR2, Class A1, 0.68%, 2/25/36 (b)		4,602	3,523,659
Series 2006-AR4, Class 3A1, 0.64%, 6/25/36 (b)		5,011	3,908,195
WaMu Mortgage Pass-Through Certificates Trust:
Series 2007-OA1, Class 2A, 1.13%, 12/25/46 (b)		13,746	9,170,545
Series 2007-OA5, Class 1A, 1.16%, 6/25/47 (b)		7,356	5,773,986
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)		9,568	6,803,441
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 3.45%, 7/15/46 (a)(b)		7,920	7,919,469

			766,215,790

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	47

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 5.7%
Cayman Islands — 0.1%
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)	USD	894	$893,100
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		15,270	13,764,509

			14,657,609
Ireland — 0.2%
German Residential Funding Ltd.:
Series 2013-1, Class D, 3.24%, 8/27/24 (b)	EUR	17,855	20,051,958
Series 2013-1, Class E, 3.89%, 8/27/24 (b)		3,527	3,960,520
Series 2013-2, Class D, 2.74%, 11/27/18 (b)		733	819,852
Series 2013-2, Class F, 4.49%, 11/27/18 (b)		5,562	6,253,183
Taurus DEU DAC:
Series 2016-DE2, Class C, 2.85%, 1/03/27 (b)		3,242	3,597,825
Series 2016-DE2, Class D, 3.75%, 1/03/27 (b)		3,543	3,931,861
Taurus DEU Ltd., Series 2015-DE2, Class D, 2.10%, 2/01/20 (b)		3,080	3,238,597
Taurus Ltd., Series 2015-DE2, Class E, 3.40%, 2/01/26 (b)		7,915	8,454,320

			50,308,116
Italy — 0.0%
Fondi Immobili Pubblici Funding SRL, Series 1, Class A2, 0.93%, 1/10/23 (b)		7,461	7,989,913
Taurus IT Srl, Series 2015-IT1, Class A, 1.24%, 2/18/27 (b)		1,644	1,810,663

			9,800,576
United Kingdom — 0.2%
Canary Wharf Finance II PLC:
Series II, Class C2, 1.97%, 10/22/37 (b)	GBP	2,100	2,202,265
Series II, Class D2, 2.69%, 10/22/37 (b)		14,689	15,843,190
Deco 12-UK 4 PLC, Series 2007-C4X, Class B, 0.86%, 1/27/20 (b)		4,153	5,306,227
DECO 12-UK 4 plc, Series 2007-C4X, Class C, 1.02%, 1/27/20 (b)		1,009	1,275,947
Logistics UK PLC, Series 2015-1X, Class E, 3.99%, 8/20/18 (b)		22,075	27,920,151
Morpheus European Loan Conduit No. 19 PLC, Series 19X, Class C, 1.27%, 11/01/29 (b)		460	604,918
Nemus II Arden PLC, Series 2006-2, Class C, 0.99%, 2/15/20 (b)		478	579,308
Taurus PLC, Series 2013-GMF1, Class D, 2.49%, 5/21/24 (b)	EUR	2,292	2,561,765

			56,293,771
United States — 5.2%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 8/10/35 (a)	USD	7,620	8,453,081
Aventura Mall Trust, Series 2013-AVM, Class E, 3.87%, 12/05/32 (a)(b)		7,678	7,700,126
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		4,700	4,647,542
Series 2007-3, Class AJ, 5.72%, 6/10/49 (b)		17,310	17,397,433
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		29,004	29,959,160
Series 2008-1, Class A4, 6.44%, 2/10/51 (b)		1,103	1,160,707
Series 2015-UBS7, Class D, 3.17%, 9/15/25		875	652,605

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSMZ, Class M, 6.12%, 9/15/18 (a)(b)	USD	19,320	$17,872,932
Series 2013-DSNY, Class E, 3.04%, 9/15/26 (a)(b)		100	99,568
Series 2014-FL1, Class D, 4.44%, 12/15/31 (a)(b)		13,775	12,688,527
Series 2015-200P, Class F, 3.60%, 4/14/33 (a)(b)		6,281	5,797,764
Series 2015-ASHF, Class F, 5.43%, 1/15/28 (a)(b)		3,917	3,892,910
Banc of America Re-REMIC Trust:
Series 2009-UB1, Class A4B, 5.59%, 6/24/50 (a)(b)		3,300	3,392,730
Series 2010-UB4, Class A4B, 5.11%, 12/20/41 (a)(b)		280	276,305
Barclays Commercial Mortgage Trust, Series 2015-SLP, Class D, 3.63%, 2/15/28 (a)(b)		6,040	5,875,382
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, 0.76%, 8/25/35 (a)(b)		7,733	6,651,687
Series 2006-3A, Class A2, 0.75%, 10/25/36 (a)(b)		3,054	2,464,815
Series 2007-2A, Class A1, 0.72%, 7/25/37 (a)(b)		6,633	5,567,727
Series 2007-4A, Class A1, 0.90%, 9/25/37 (a)(b)		21,523	17,483,841
Series 2008-4, Class A3, 3.20%, 7/25/38 (a)(b)		6,482	6,636,731
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW17, Class AMFL, 1.14%, 6/11/50 (a)(b)		2,430	2,375,363
Series 2007-PW18, Class AM, 6.08%, 6/11/50 (b)		919	961,022
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.96%, 7/05/33 (a)(b)		12,265	12,084,578
BWAY Mortgage Trust:
Series 2013-1515, Class E, 3.72%, 3/10/33 (a)		2,170	2,074,974
Series 2013-1515, Class F, 3.93%, 3/10/33 (a)(b)		14,208	13,181,588
Series 2015-1740, Class E, 3.95%, 1/10/35 (a)(b)		9,438	8,756,903
CCRESG Commercial Mortgage Trust:
Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)		1,830	1,843,250
Series 2016-HEAT, Class E, 5.49%, 4/10/29 (a)(b)		980	949,385
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		7,240	7,293,727
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.68%, 11/15/19 (a)(b)		12,970	12,657,928
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 1/10/48		3,580	3,954,102
Series 2016-C3, Class D, 3.05%, 1/10/26 (a)(b)		6,904	4,474,620
Series 2016-C4, Class A4, 3.28%, 5/10/58		2,580	2,713,280
Series 2016-C4, Class C, 5.04%, 4/10/26 (b)		7,780	7,758,970
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.91%, 4/10/28 (a)(b)		7,163	6,913,362

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
CG-CCRE Commercial Mortgage Trust:
Series 14-FL1, Class D, 3.18%, 6/15/19 (a)(b)	USD	6,856	$6,788,255
Series 14-FL1, Class E, 5.08%, 6/15/19 (a)(b)		4,370	4,360,233
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class CFL, 3.94%, 2/15/33 (a)(b)		13,810	13,844,949
Series 2016-RNDB, Class DFL, 5.19%, 2/15/33 (a)(b)		8,940	9,080,678
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class E, 3.52%, 5/10/35 (a)(b)		4,641	4,326,565
Series 2014-GC21, Class D, 5.00%, 5/10/47 (a)(b)		1,665	1,318,122
Series 2015-GC27, Class C, 4.58%, 1/10/25 (b)		11,520	10,959,204
Series 2015-P1, Class D, 3.23%, 9/15/48 (a)		3,030	2,178,921
Series 2015-SSHP, Class D, 3.48%, 9/15/27 (a)(b)		3,425	3,325,714
Series 2016-C1, Class C, 5.12%, 5/10/49 (b)		4,100	4,066,353
Series 2016-GC37, Class C, 4.92%, 2/10/26		2,110	2,112,494
Series 2016-P3, Class C, 5.00%, 3/15/26 (b)		3,350	3,499,542
Citigroup/Deutsche Bank Mortgage Trust:
Series 2007-CD5, Class AJ, 6.33%, 11/15/44 (b)		14,295	14,696,740
Series 2007-CD5, Class AJA, 6.33%, 11/15/44 (b)		9,515	9,773,876
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJ, 5.65%, 12/10/49 (b)		7,460	7,562,353
Series 2007-C9, Class AJFL, 1.14%, 12/10/49 (a)(b)		24,421	23,127,559
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		7,865	8,135,970
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,340	2,372,548
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		2,460	2,582,074
Series 2013-300P, Class D, 4.39%, 8/10/30 (a)(b)		750	775,786
Series 2013-CR11, Class D, 5.34%, 10/10/46 (a)(b)		5,680	5,322,776
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		845	887,123
Series 2013-LC13, Class D, 5.21%, 8/10/46 (a)(b)		2,630	2,325,245
Series 2014-FL4, Class D, 2.90%, 7/13/31 (a)(b)		3,115	3,026,021
Series 2014-FL5, Class B, 2.59%, 9/15/16 (a)(b)		6,200	6,095,098
Series 2014-FL5, Class D, 4.44%, 10/15/31 (a)(b)		15,675	14,027,960
Series 2014-FL5, Class HFL1, 3.69%, 7/15/16 (a)(b)		6,988	6,470,799
Series 2014-PAT, Class D, 2.58%, 8/13/27 (a)(b)		1,447	1,406,205
Series 2014-PAT, Class E, 3.58%, 8/15/27 (a)(b)		2,500	2,437,351
Series 2014-PAT, Class F, 2.88%, 8/15/27 (a)(b)		15,170	14,045,891
Series 2014-PAT, Class G, 2.03%, 8/15/27 (a)(b)		11,827	11,373,080

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2014-TWC, Class E, 3.69%, 2/13/32 (a)(b)	USD	28,385	$27,427,259
Series 2014-TWC, Class F, 4.69%, 2/13/32 (a)(b)		12,440	12,060,331
Series 2015-3BP, Class F, 3.24%, 2/10/25 (a)(b)		3,810	3,334,139
Series 2015-CR23, Class CME, 3.81%, 5/10/48 (a)(b)		7,850	6,976,823
Series 2015-CR23, Class D, 4.40%, 5/10/48 (b)		12,730	9,377,338
Series 2015-CR25, Class C, 4.55%, 8/10/48 (b)		500	499,907
Series 2015-CR25, Class D, 3.95%, 8/10/48 (b)		8,785	6,193,200
Series 2015-LC19, Class C, 4.26%, 2/10/48 (b)		3,922	3,860,112
Series 2015-LC19, Class D, 2.87%, 2/10/48 (a)		10,326	7,517,480
Series 2015-LC21, Class C, 4.46%, 6/10/25 (b)		4,860	4,425,012
Series 2016-CR28, Class A4, 3.76%, 12/10/25		3,710	4,062,046
Series 2016-DC2, Class B, 3.93%, 2/10/49 (b)		2,690	2,934,553
Series 2016-DC2, Class C, 4.80%, 2/10/49 (b)		5,440	5,249,361
Core Industrial Trust:
Series 2015-CALW, Class G, 3.98%, 2/10/34 (a)(b)		29,865	27,558,526
Series 2015-TEXW, Class D, 3.98%, 2/10/34 (a)(b)		4,140	4,137,160
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.27%, 11/12/43 (a)(b)		4,013	4,108,061
Credit Suisse Commercial Mortgage Trust:
Series 2006-C5, Class AM, 5.34%, 12/15/39		7,350	7,418,162
Series 2007-C2, Class A2, 5.45%, 1/15/49 (b)		1	1,280
Series 2007-C2, Class AMFL, 0.66%, 1/15/49 (b)		6,675	6,520,370
Series 2007-C3, Class AAB, 5.70%, 6/15/39 (b)		991	998,425
Series 2007-C4, Class A1AM, 6.14%, 9/15/39 (b)		37,435	37,867,572
Series 2007-C4, Class AM, 6.14%, 9/15/39 (b)		11,580	11,972,254
Series 2009-RR1, Class A3C, 5.38%, 2/15/40 (a)		4,235	4,274,630
Series 2014-2R, Class 28A1, 3.00%, 6/29/37 (a)(b)		6,519	6,055,997
Series 2014-TIKI, Class E, 3.58%, 9/15/38 (a)(b)		3,260	3,070,783
Series 2015-DEAL, Class A, 1.76%, 4/15/29 (a)(b)		12,340	12,206,301
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2005-C2, Class AMFX, 4.88%, 4/15/37		1,264	1,152,072
Series 2005-C3, Class AJ, 4.77%, 7/15/37		49	48,878
Series 2005-C3, Class B, 4.88%, 7/15/37		2,655	2,652,266
Credit Suisse Mortgage Capital Certificates:
Series 2006-C4, Class AM, 5.51%, 9/15/39		1,129	1,128,731
Series 2010-UD1, Class B, 5.78%, 12/16/49 (a)(b)		2,700	2,733,210
Series 2014-TIKI, Class F, 4.26%, 9/15/38 (a)(b)		5,940	5,594,359

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	49

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2015-DEAL, Class D, 3.54%, 4/15/29 (a)(b)	USD	5,600	$5,396,530
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class C, 4.30%, 4/17/50 (b)		3,226	3,194,900
Series 2015-C1, Class D, 3.80%, 4/17/50 (a)(b)		3,453	2,750,873
Series 2015-C3, Class B, 4.26%, 8/15/48 (b)		2,303	2,413,926
Series 2015-C3, Class C, 4.51%, 8/15/48 (b)		7,600	7,390,205
Series 2015-C3, Class D, 3.36%, 8/15/48 (b)		887	629,102
Series 2016-C5, Class C, 4.54%, 11/15/25 (b)		2,430	2,449,400
Series 2016-C6, Class C, 4.91%, 1/15/49 (b)		4,370	4,473,543
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		1,737	1,735,761
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 9/10/35 (a)(b)		2,525	2,743,891
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		3,579	3,590,301
FREMF Mortgage Trust:
Series 2015-K47, Class B, 3.72%, 6/25/48 (a)(b)		5,209	4,978,481
Series 2015-K48, Class B, 3.64%, 8/25/48 (a)(b)		2,930	2,784,236
Series 2015-K50, Class B, 3.78%, 10/25/48 (a)(b)		11,938	11,368,852
Series 2015-K50, Class C, 3.78%, 10/25/48 (a)(b)		7,546	6,102,781
Series 2016-K54, Class B, 3.85%, 2/25/26 (a)(b)		8,785	8,421,799
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 1.74%, 12/15/16 (a)(b)		7,266	7,270,450
Series 2015-NRF, Class DFX, 3.38%, 12/15/34 (a)(b)		3,586	3,569,479
Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (a)(b)		3,755	3,602,589
Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a)(b)		1,540	1,447,229
Series 2015-NRF, Class GFX, 3.49%, 12/15/19 (a)(b)		56,861	52,351,178
GP Portfolio Trust, Series 2014-GPP, Class E, 4.28%, 2/15/27 (a)(b)		14,390	13,732,027
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28 (a)(b)		26,992	26,114,263
Great Wolf Trust:
Series 2015-WFMZ, Class M, 7.42%, 5/15/32 (a)(b)		7,925	7,920,837
Series 2015-WOLF, Class D, 3.93%, 5/15/34 (a)(b)		6,234	6,038,898
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class H, 5.71%, 5/03/32 (a)		790	924,951
Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		7,090	6,785,879
GS Mortgage Securities Corp. Trust, Series 2016-RENT, Class C, 4.20%, 2/10/29 (a)(b)		2,500	2,553,170

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.65%, 6/10/47 (a)(b)	USD	1,697	$1,279,523
Series 2014-GSFL, Class D, 4.34%, 7/15/31 (a)(b)		17,870	17,221,399
Series 2014-GSFL, Class E, 6.38%, 7/15/31 (a)(b)		2,180	2,160,668
Series 2015-GC32, Class D, 3.35%, 7/10/48		767	578,376
Series 2015-GS1, Class C, 4.57%, 11/10/48 (b)		3,840	3,871,301
Hilton USA Trust:
Series 2013-HLF, Class EFL, 4.19%, 11/05/30 (a)(b)		5,359	5,339,645
Series 2013-HLT, Class AFX, 2.66%, 11/05/30 (a)		4,105	4,122,528
Series 2013-HLT, Class BFX, 3.37%, 11/05/30 (a)		2,150	2,160,535
Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (a)(b)		28,927	29,108,717
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C15, Class C, 5.05%, 11/15/45 (b)		950	1,018,425
Series 2014-C22, Class A4, 3.80%, 9/15/47		12,598	13,820,762
Series 2014-C22, Class C, 4.56%, 9/15/47 (b)		5,165	5,138,527
Series 2014-C22, Class D, 4.56%, 9/15/47 (a)(b)		4,245	3,316,498
Series 2014-C23, Class D, 3.96%, 9/15/24 (a)(b)		11,001	8,644,373
Series 2014-C24, Class D, 4.07%, 11/15/47 (a)(b)		6,060	4,621,086
Series 2015-C33, Class A4, 3.77%, 12/15/48		2,690	2,954,476
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4, 3.14%, 6/15/49		7,440	7,822,867
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-FL4, Class C, 2.64%, 12/15/30 (a)(b)		10,910	10,806,151
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2002-CIB4, Class C, 6.45%, 5/12/34 (a)(b)		3,135	3,187,722
Series 2006-CB17, Class AM, 5.46%, 12/12/43		7,490	7,304,591
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		9,794	9,634,930
Series 2008-C2, Class A4FL, 1.95%, 2/12/51 (b)		8,113	7,837,617
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		387	394,963
Series 2013-LC11, Class C, 3.96%, 4/15/46 (b)		840	844,480
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		4,945	5,127,627
Series 2014-DSTY, Class D, 3.80%, 6/10/27 (a)(b)		11,720	11,478,679
Series 2014-DSTY, Class E, 3.93%, 6/10/27 (a)(b)		8,255	7,651,483
Series 2014-FL6, Class A, 1.84%, 11/15/31 (a)(b)		17,264	17,192,148
Series 2014-FL6, Class BAT1, 4.44%, 11/15/31 (a)(b)		5,120	4,966,400

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2014-FL6, Class BAT2, 5.69%, 11/15/31 (a)(b)	USD	773	$749,325
Series 2014-FL6, Class DFW1, 3.93%, 11/15/31 (a)(b)		10,330	9,684,375
Series 2014-FL6, Class DFW2, 4.68%, 11/15/31 (a)(b)		5,640	5,287,500
Series 2014-FL6, Class VINE, 5.23%, 11/15/31 (a)(b)		2,490	2,415,300
Series 2014-PHH, Class B, 2.03%, 8/15/27 (a)(b)		5,860	5,748,529
Series 2015-CSMO, Class A, 1.69%, 1/15/32 (a)(b)		5,070	5,034,996
Series 2015-CSMO, Class D, 3.74%, 1/15/32 (a)(b)		13,615	13,503,960
Series 2015-CSMO, Class E, 4.38%, 1/15/32 (a)(b)		5,902	5,816,870
Series 2015-CSMO, Class F, 5.68%, 1/15/32 (a)(b)		2,550	2,508,180
Series 2015-FL7, Class DAL1, 3.93%, 5/15/28 (a)(b)		6,900	6,684,030
Series 2015-FL7, Class DAL2, 4.58%, 5/15/28 (a)(b)		5,600	5,300,538
Series 2015-JP1, Class C, 4.90%, 1/15/49 (b)		2,640	2,685,431
Series 2015-JP1, Class D, 4.40%, 1/15/49 (b)		7,843	6,952,335
Series 2015-SGP, Class A, 2.13%, 7/15/36 (a)(b)		3,290	3,287,940
Series 2015-UES, Class E, 3.62%, 9/05/32 (a)(b)		17,360	16,712,941
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		5,555	5,584,741
Ladder Capital Commercial Mortgage Trust, Series 2014-909, Class E, 3.90%, 5/15/31 (a)(b)		6,730	6,459,605
LB-UBS Commercial Mortgage Trust:
Series 2005-C7, Class D, 5.35%, 11/15/40 (b)		2,002	2,026,974
Series 2006-C4, Class AJ, 5.94%, 6/15/38 (b)		1,554	1,553,601
Series 2007-C1, Class AJ, 5.48%, 2/15/40		208	209,142
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)		9,592	9,874,262
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, 2.24%, 9/15/28 (a)(b)		6,659	6,772,463
Series 2015-LSP, Class D, 4.44%, 9/15/28 (a)(b)		2,142	2,120,056
Series 2015-LSP, Class E, 6.03%, 9/15/28 (a)(b)		13,088	12,907,493
Madison Avenue Trust, Series 2013-650M, Class E, 4.17%, 10/12/32 (a)(b)		11,095	11,051,581
Merrill Lynch Mortgage Trust:
Series 2007-C1, Class A1A, 6.02%, 6/12/50 (b)		6,965	7,139,303
Series 2008-C1, Class AJ, 6.26%, 2/12/51 (b)		2,305	2,389,925
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.74%, 6/12/50 (b)		4,798	4,938,046
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class D, 4.89%, 11/15/46 (a)(b)		410	369,319

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2015-C23, Class D, 4.14%, 6/15/25 (a)(b)	USD	1,669	$1,272,138
Series 2015-C25, Class C, 4.68%, 10/15/48 (b)		9,450	9,360,549
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		6,580	4,549,113
Series 2016-C29, Class A4, 3.33%, 5/15/49		5,260	5,597,987
Morgan Stanley Capital I Trust:
Series 2005-IQ9, Class AJ, 4.77%, 7/15/56		1,224	1,223,042
Series 2007-HQ11, Class AMFL, 0.62%, 2/12/44 (b)		3,852	3,777,549
Series 2007-HQ12, Class AM, 5.90%, 4/12/49 (b)		4,185	4,214,015
Series 2007-HQ12, Class AMFL, 0.85%, 4/12/49 (b)		8,885	8,637,220
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		2,915	2,970,925
Series 2007-IQ15, Class AM, 6.10%, 6/11/49 (b)		9,206	9,491,341
Series 2014-150E, Class F, 4.44%, 9/09/32 (a)(b)		6,850	5,919,833
Series 2014-CPT, Class F, 3.56%, 7/13/29 (a)(b)		12,287	11,706,148
Series 2014-CPT, Class G, 3.45%, 7/13/29 (a)(b)		6,825	6,393,345
Series 2015-MS1, Class C, 4.03%, 5/15/48 (b)		1,863	1,796,498
Series 2015-XLF2, Class AFSB, 3.19%, 8/15/26 (a)(b)		2,900	2,900,000
Morgan Stanley Re-REMIC Trust:
Series 2009-GG10, Class A4A, 5.99%, 8/12/45 (a)(b)		702	714,621
Series 2010-GG10, Class A4B, 5.99%, 8/15/45 (a)(b)		5,219	5,321,192
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		2,481	2,461,726
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class D, 4.29%, 10/15/30 (a)(b)		828	771,483
New York Mortgage Securitization Trust, Series 2013-1, Class A, 5.70%, 8/27/24 (a)(b)		21,352	21,498,594
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 5.05%, 2/11/36 (a)(b)		2,457	2,492,019
RAIT Trust, Series 2014-FL3, Class C, 3.83%, 12/17/31 (a)(b)		2,449	2,426,162
Resource Capital Corp. Ltd., Series 2014, Class CR2, 2.93%, 4/15/34 (a)(b)		3,930	3,733,500
SCG Trust, Series 2013-SRP1, Class AJ, 2.38%, 11/15/26 (a)(b)		11,390	11,357,796
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class M1, 4.94%, 9/25/44 (a)(b)		6,821	6,991,525
Series 2015-1, Class AFL, 2.88%, 6/25/45 (a)(b)		19,593	19,691,447
Series 2016-1, Class AFL, 2.89%, 4/25/46 (a)(b)		20,514	20,564,894
VNDO Mortgage Trust, Series 2013-PENN, Class E, 4.08%, 12/13/29 (a)(b)		4,115	4,086,202
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		17,817	17,780,127

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	51

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2006-C28, Class B, 5.67%, 10/15/48 (b)	USD	2,360	$2,323,483
Series 2007-C32, Class AMFL, 0.67%, 6/15/49 (a)(b)		3,157	3,013,703
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		860	883,017
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F, 3.55%, 4/16/35 (a)(b)		18,291	15,416,966
Series 2014-TISH, Class SCH2, 3.94%, 1/15/27 (a)(b)		6,248	5,942,598
Series 2015-C27, Class C, 3.89%, 2/15/48		9,129	8,429,681
Series 2015-C27, Class D, 3.77%, 2/15/48 (a)		2,283	1,590,555
Series 2015-C31, Class D, 3.85%, 11/15/48		2,740	1,925,707
Series 2015-NXS3, Class D, 3.15%, 9/15/57 (a)		2,320	1,483,756
Series 2015-NXS4, Class C, 4.60%, 12/15/48 (b)		4,035	4,111,195
Series 2015-NXS4, Class D, 3.60%, 12/15/48 (b)		4,200	3,131,995
Series 2015-P2, Class D, 3.24%, 12/15/48 (a)		1,687	1,109,007
Series 2016-C34, Class C, 5.20%, 6/15/49 (b)		7,820	7,902,390
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		138	137,971
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class B, 4.37%, 9/15/57 (b)		83	90,408

			1,507,690,920
Interest Only Collateralized Mortgage Obligations — 0.0%
United States — 0.0%
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 5.46%, 9/25/35 (a)(b)		5,964	929,408
Interest Only Commercial Mortgage-Backed Securities — 0.7%
United States — 0.7%
American Homes 4 Rent, Series 2015-SFR1, Class XS, 0.00%, 4/17/45 (a)(b)(e)		23,897	2
B2R Mortgage Trust, Series 2015-2, Class XA, 2.33%, 11/15/48 (a)(b)		62,020	4,465,465
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 1.08%, 9/15/48 (b)		18,512	1,158,545
Series 2016-UB10, Class XA, 2.01%, 6/15/49 (b)		45,540	5,976,720
Barclays Commercial Mortgage Trust:
Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(b)		73,430	5,936,815
Series 2015-SRCH, Class XB, 0.30%, 8/10/35 (a)(b)		42,790	837,400
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class X, 1.54%, 4/10/29 (a)(b)		84,430	4,881,109
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.78%, 5/10/58 (b)		33,806	4,221,223
Series 2016-C4, Class XB, 0.89%, 5/10/58 (b)		18,700	1,165,945
CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class XCP, 0.44%, 10/15/16 (a)(b)		107,202	6,647

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
Citigroup Commercial Mortgage Trust:
Series 2013-SMP, Class XB, 0.45%, 1/12/30 (a)(b)	USD	36,921	$171,461
Series 2014-GC19, Class XA, 1.46%, 3/10/47 (b)		49,240	3,212,705
Series 2014-GC21, Class XA, 1.45%, 5/10/47 (b)		40,713	2,980,289
Series 2014-GC23, Class XA, 1.27%, 7/10/47 (b)		176,562	11,258,267
Series 2014-GC25, Class XE, 1.39%, 10/10/47 (a)(b)		8,520	669,928
Series 2015-P1, Class XA, 0.95%, 9/15/48 (b)		63,202	3,495,715
Series 2016-P3, Class XA, 1.88%, 4/15/49 (b)		29,707	3,538,004
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.62%, 3/10/46 (b)		40,048	1,804,264
Series 2013-CR7, Class XA, 1.47%, 3/10/46 (b)		9,955	619,808
Series 2014-CR18, Class XA, 1.43%, 7/15/47 (b)		46,648	2,940,939
Series 2014-LC15, Class XA, 1.54%, 4/10/47 (b)		30,409	1,994,920
Series 2014-TWC, Class XCP, 1.48%, 2/13/32 (a)(b)		240,975	2,177,113
Series 2015-CR23, Class XA, 1.15%, 5/10/48 (b)		185,681	10,966,572
Series 2015-CR25, Class XA, 0.97%, 8/10/48 (b)		80,998	5,256,631
Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)		20,216	1,014,452
Series 2016-DC2, Class XA, 1.14%, 2/10/26 (b)		76,243	5,605,066
Commercial Mortgage Trust, Series 2015-LC19, Class XA, 1.23%, 2/10/48 (b)		7,201	557,582
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		57,480	2,245,330
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		39,860	2,751,285
Credit Suisse Commercial Mortgage Trust, Series 2014-USA, Class X2, 0.19%, 9/17/37 (a)(b)		598,765	4,730,243
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.40%, 11/15/37 (a)(b)		76,810	1,743,598
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.98%, 1/15/49 (b)		26,093	3,256,627
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		438,877	2,028,403
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.34%, 4/10/47 (b)		5,901	361,038
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.00%, 11/05/30 (a)(b)		169,959	1,700
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 0.00%, 7/25/47 (b)		51,100	3,986,597
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class XA, 1.26%, 8/15/47 (b)		32,506	2,123,121

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2014-C22, Class XA, 1.12%, 9/15/47 (b)	USD	35,587	$2,005,602
Series 2014-C24, Class XA, 1.23%, 11/15/47 (b)		57,671	3,222,177
Series 2014-C26, Class XA, 1.32%, 1/15/48 (b)		8,157	501,528
Series 2015-C27, Class XD, 0.50%, 2/15/48 (a)(b)		31,775	1,130,872
Series 2015-C28, Class XA, 1.34%, 10/15/48 (b)		32,913	2,185,872
Series 2015-C33, Class XA, 1.20%, 12/15/48 (b)		65,210	4,631,664
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class XA, 1.30%, 7/15/47 (b)		17,984	944,079
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.32%, 11/15/46 (b)		70,668	4,089,068
Series 2014-C19, Class XA, 1.30%, 12/15/47 (b)		103,793	6,318,816
Series 2014-C19, Class XD, 1.34%, 12/15/47 (a)(b)		51,913	4,502,575
Series 2014-C19, Class XF, 1.34%, 12/15/47 (a)(b)		13,486	904,857
Series 2015-C20, Class XA, 1.56%, 2/15/48 (b)		11,653	964,327
Series 2015-C21, Class XB, 0.45%, 3/15/48 (a)(b)		15,696	418,583
Series 2015-C22, Class XA, 1.32%, 5/15/46 (b)		222,204	15,341,126
Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)		71,216	5,491,469
Series 2015-C26, Class XA, 1.27%, 10/15/48 (b)		38,374	2,899,272
Series 2015-C26, Class XD, 1.50%, 10/15/48 (a)(b)		18,660	2,019,199
Series 2016-C29, Class XA, 1.66%, 5/15/49 (b)		22,187	2,540,386
Series 2016-C29, Class XB, 1.12%, 5/15/49 (b)		29,800	2,395,962
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.14%, 2/15/48 (b)		69,340	4,340,502
Series 2015-NXS1, Class XA, 1.34%, 5/15/48 (b)		36,560	2,621,787
Series 2015-NXS1, Class XB, 0.50%, 5/15/48 (b)		13,786	517,884
Series 2015-NXS3, Class XA, 1.34%, 9/15/57 (b)		46,366	3,211,832
Series 2016-C33, 1.98%, 3/17/59 (b)		55,889	6,664,169
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.29%, 11/15/45 (a)(b)		36,654	3,123,388
Series 2014-C20, Class XA, 1.35%, 5/15/47 (b)		17,876	1,089,266
Series 2014-C22, Class XA, 1.09%, 9/15/57 (b)		53,392	2,786,042
Series 2014-C23, Class XA, 0.85%, 10/14/57 (b)		73,944	2,835,622
Series 2014-LC14, Class XA, 1.40%, 3/15/47 (b)		86,624	5,788,729

			205,628,184
Total Non-Agency Mortgage-Backed Securities — 9.5%			2,732,376,844

Preferred Securities		Par (000)	Value
Capital Trusts
Australia — 0.1%
AusNet Services Holdings Property Ltd., 5.75%, 3/17/76 (b)	USD	7,948	$8,373,790
Australia & New Zealand Banking Group Ltd.:
4.40%, 5/19/26		2,870	2,962,414
6.75% (b)(k)		7,298	7,534,324

			18,870,528
Belgium — 0.0%
KBC Groep NV, 5.63% (b)(k)	EUR	2,625	2,749,361
China — 0.1%
China Life Insurance Co. Ltd., 4.00%, 7/03/75 (b)	USD	14,000	14,027,300
CITIC Ltd., 8.63% (b)(k)		3,000	3,370,737
Franshion Capital Ltd., 6.80% (i)(k)		10,000	10,750,000

			28,148,037
France — 0.1%
BNP Paribas Cardif SA, 4.03% (b)(k)	EUR	1,800	1,911,947
BNP Paribas SA:
6.13% (b)(k)		990	1,047,844
7.38% (a)(b)(k)	USD	1,922	1,881,638
CNP Assurances, 4.50%, 6/10/47 (b)	EUR	3,400	3,575,075
Credit Agricole SA, 6.50% (b)(k)		1,100	1,147,486
Electricite de France SA:
5.00% (b)(k)		4,600	4,796,201
5.88% (b)(k)	GBP	1,500	1,682,775
Engie SA, 3.88% (b)(k)	EUR	7,800	9,127,333
Orange SA:
4.00% (b)(k)		2,795	3,218,732
5.00% (b)(k)		2,380	2,746,865
TOTAL SA:
2.63% (b)(k)		373	383,547
3.88% (b)(k)		5,726	6,587,982

			38,107,425
Germany — 0.1%
Bayer AG, 2.38%, 4/02/75 (b)		3,850	4,060,838
Bertelsmann SE & Co. KGaA, 3.50%, 4/23/75 (b)		3,900	3,999,502
HSH Nordbank AG, 7.25% (k)	USD	13,467	3,366,750
Volkswagen International Finance NV:
2.50% (b)(k)	EUR	3,856	4,054,342
3.50% (b)(k)		3,000	2,993,674
3.75% (b)(k)		4,000	4,505,604

			22,980,710
Hong Kong — 0.0%
Bank of East Asia Ltd., 5.50% (b)(k)	USD	10,000	9,751,230
Noble Group Ltd., 6.00% (b)(k)		7,765	4,426,050

			14,177,280
Ireland — 0.0%
Bank of Ireland, 7.38% (b)(k)	EUR	3,073	3,153,687
Italy — 0.0%
Enel SpA:
5.00%, 1/15/75 (b)		600	700,417
6.50%, 1/10/74 (b)		1,307	1,566,456
Generali Finance BV, 4.60% (b)(k)		900	929,150
Intesa Sanpaolo SpA:
7.00% (b)(k)		6,290	6,421,929
7.70% (a)(b)(k)	USD	1,893	1,632,713

			11,250,665

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	53

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Preferred Securities		Par (000)	Value
Japan — 0.0%
Nippon Life Insurance Co., 5.10%, 10/16/44 (b)	USD	4,690	$5,046,984
Luxembourg — 0.0%
SES SA, 4.63% (b)(k)	EUR	3,000	3,302,797
Netherlands — 0.1%
ABN AMRO Bank NV, 5.75% (b)(k)		12,700	13,094,629
Cooperatieve Rabobank UA, 6.63% (b)		3,600	4,009,036
Koninklijke KPN NV, 6.13% (b)(k)		1,048	1,237,254

			18,340,919
Philippines — 0.0%
SMC Global Power Holdings Corp., 7.50%, 11/07/19 (b)	USD	820	838,881
South Korea — 0.0%
Woori Bank, 5.00%, 6/10/45 (b)		1,160	1,194,319
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA:
6.75% (b)(k)	EUR	6,400	6,072,578
7.00% (b)(k)		600	572,165
8.88% (b)(k)		10,000	10,978,249
Banco Popular Espanol SA:
8.25% (b)(k)		8,600	8,123,951
11.50% (b)(k)		7,400	8,089,002
Banco Santander SA, 6.25% (b)(k)		6,800	6,376,651
Gas Natural Fenosa Finance BV:
3.38% (b)(k)		15,800	15,626,412
4.13% (b)(k)		2,100	2,292,876
Repsol International Finance BV, 4.50%, 3/25/75 (b)		2,844	2,682,721
Telefonica Europe BV:
4.20% (b)(k)		3,900	4,296,232
5.00% (b)(k)		3,500	3,912,620
5.88% (b)(k)		600	679,121
6.50% (b)(k)		1,700	1,976,196
7.63% (b)(k)		700	860,123

			72,538,897
Switzerland — 0.1%
Credit Suisse Group AG, 6.25% (a)(b)(k)	USD	2,500	2,352,695
UBS Group AG:
5.75% (b)(k)	EUR	1,489	1,660,687
6.88% (b)(k)	USD	10,455	10,245,900
7.00% (b)(k)		2,245	2,273,063

			16,532,345
United Kingdom — 0.1%
Barclays PLC, 7.88% (b)(k)	GBP	3,680	4,396,876
Coventry Building Society, 6.38% (b)(k)		1,425	1,688,367
HBOS Capital Funding LP, 6.85% (k)	USD	2,296	2,286,242
HSBC Holdings PLC:
6.00% (b)(k)	EUR	4,640	4,941,690
6.88%, 12/31/49 (b)		8,175	8,134,125
Lloyds Banking Group PLC, 7.00% (b)(k)	GBP	461	576,887
Rexam PLC, 6.75%, 6/29/67 (b)	EUR	800	885,851
Santander UK Group Holdings PLC, 7.38% (b)(k)	GBP	769	949,499
SSE PLC, 3.88% (b)(k)		2,150	2,721,651

			26,581,188
United States — 0.0%
General Electric Co., 5.00% (b)(k)	USD	8,643	9,170,223

Preferred Securities		Par (000)	Value
United States (continued)
NBCUniversal Enterprise, Inc., 5.25% (a)(k)	USD	4,900	$5,053,125

			14,223,348
Total Capital Trusts — 1.0%			298,037,371

Preferred Stocks		Shares
Luxembourg — 0.0%
Concrete Investment II SCA, 0.00%, 8/27/44 (e)		24,318	2,860,624
Novartex Holding Luxembourg SCA, 0.00% (e)		3,200	—

			2,860,624
United Kingdom — 0.0%
Royal Bank of Scotland Group PLC, 6.60%		53,371	1,336,410
Royal Bank of Scotland Group PLC, 6.13%		10,674	268,131

			1,604,541
Total Preferred Stocks — 0.0%			4,465,165

Trust Preferreds
United States — 0.2%
GMAC Capital Trust I, 6.41%, 2/15/40 (b)		1,932,000	47,952,240
Total Trust Preferreds — 0.2%			47,952,240
Total Preferred Securities — 1.2%			350,454,776

Rights
Hong Kong — 0.0%
China Singyes Solar Technologies Holdings Ltd. (e)		440,000	8,280

Taxable Municipal Bonds		Par (000)
Aiken County Consolidated School District GO, 5.00%, 3/01/25	USD	7,020	9,070,963
Arizona Health Facilities Authority RB, 1.23%, 1/01/37 (b)		10,600	9,862,770
Bay Area Toll Authority RB, 6.92%, 4/01/40		10,245	14,987,820
California Pollution Control Financing Authority RB, 5.00%, 11/21/45 (a)		6,910	7,688,066
California State Public Works Board RB, 8.36%, 10/01/34		7,255	11,216,157
California Statewide Communities Development Authority RB:
5.00%, 12/01/25 (a)		3,000	3,659,700
5.00%, 12/01/26 (a)		3,000	3,646,410
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/33		7,270	9,048,242
City of Detroit, MI Sewage Disposal System RB, AGM, Series D, 1.02%, 7/01/32 (b)		5,685	5,120,082
City of Houston, TX Airport System Revenue RB, 5.00%, 7/01/24		3,520	4,157,120
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		6,400	6,570,240

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Taxable Municipal Bonds		Par (000)	Value
City of Seattle, WA Municipal Light & Power Revenue RB:
5.00%, 4/01/23	USD	5,230	$6,499,112
5.00%, 4/01/24		5,050	6,407,693
5.00%, 4/01/25		4,665	6,029,419
Clark County School District GO:
5.00%, 6/15/23		12,055	14,899,136
5.00%, 6/15/24		12,860	16,173,636
5.00%, 6/15/26		9,685	12,407,260
5.00%, 6/15/27		5,485	6,979,388
5.00%, 6/15/28		5,855	7,414,772
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		5,460	6,218,394
Commonwealth of Massachusetts GO:
5.00%, 7/01/22		5,280	6,431,674
5.00%, 7/01/22		4,845	5,923,981
5.00%, 7/01/23		13,210	16,422,936
5.00%, 7/01/25		5,280	6,827,674
5.00%, 7/01/26		5,155	6,766,247
5.00%, 7/01/28		5,155	6,821,457
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (e)(m)		10,645	7,105,750
Contra Costa Community College District GO, 6.50%, 8/01/34		3,205	4,411,554
County of Miami-Dade, FL Aviation Revenue RB:
5.00%, 10/01/30		7,355	8,631,460
5.00%, 10/01/36		7,065	8,305,331
County of Miami-Dade, FL GO:
5.00%, 7/01/29		2,630	3,391,727
5.00%, 7/01/30		2,630	3,380,576
5.00%, 7/01/31		2,630	3,366,768
5.00%, 7/01/32		2,630	3,355,775
5.00%, 7/01/34		6,135	7,764,272
5.00%, 7/01/35		3,090	3,901,032
5.00%, 7/01/36		7,390	9,284,057
5.00%, 7/01/37		5,560	6,973,686
5.00%, 7/01/38		5,270	6,615,326
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		1,795	1,929,356
County of Suffolk, NY GO, 5.00%, 5/01/28		5,000	6,145,250
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		10,840	12,389,361
Series A, 5.00%, 11/01/43		21,240	23,779,454
District of Columbia GO, 5.00%, 6/01/38		3,965	4,864,698
District of Columbia RB:
5.00%, 7/15/34		3,280	4,015,901
5.00%, 7/15/35		3,280	4,003,371
Energy Northwest RB:
2.81%, 7/01/24		10,200	10,737,948
5.00%, 7/01/27		5,325	6,958,018
5.00%, 7/01/28		2,685	3,496,890
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		2,550	2,783,759
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		2,685	3,389,759
5.00%, 11/15/30		2,895	3,640,144
5.00%, 11/15/34		2,665	3,310,650
5.00%, 1/01/44		10,415	12,421,762
Horry County School District, SC GO:
5.00%, 3/01/19		2,865	3,229,571
5.00%, 3/01/20		3,645	4,199,878
5.00%, 3/01/21		4,470	5,299,543
5.00%, 3/01/22		4,200	5,102,244
5.00%, 3/01/23		4,720	5,874,937
5.00%, 3/01/24		4,930	6,270,467
5.00%, 3/01/25		2,825	3,671,737

Taxable Municipal Bonds		Par (000)	Value
Las Vegas Valley Water District GO, 5.00%, 6/01/41	USD	2,950	$3,658,708
Long Island Power Authority RB, 5.00%, 9/01/44		10,175	12,176,626
Los Angeles Community College District GO, 6.60%, 8/01/42		2,670	4,078,906
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		4,505	7,000,229
Louisiana Public Facilities Authority RB, 5.00%, 10/01/41		5,000	5,601,100
Maryland Economic Development Corp. RB, 5.00%, 3/31/41		3,325	4,035,519
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 7/01/27		4,105	5,051,326
Massachusetts Clean Water Trust RB:
5.00%, 2/01/25		4,725	6,155,730
5.00%, 2/01/26		5,550	7,366,571
5.00%, 2/01/27		4,460	5,888,092
5.00%, 2/01/28		4,035	5,298,520
Massachusetts Development Finance Agency RB:
5.00%, 7/01/43		10,045	12,180,467
5.00%, 7/01/44		2,950	3,465,867
Massachusetts Educational Financing Authority RB, 5.00%, 1/01/22		11,085	12,679,134
Metropolitan Transportation Authority RB, 6.69%, 11/15/40		4,830	6,962,831
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46		4,495	6,950,888
5.00%, 10/01/53		3,400	3,827,108
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		5,095	6,074,361
Miami-Dade County Expressway Authority RB, 5.00%, 7/01/39		8,480	10,029,296
Michigan Finance Authority RB, 5.00%, 6/01/39		4,160	4,902,934
New Jersey Economic Development Authority RB, 5.00%, 6/15/38		5,000	5,973,400
New Jersey Educational Facilities Authority RB:
5.00%, 7/01/22		5,265	6,483,953
5.00%, 7/01/23		6,430	8,118,261
5.00%, 7/01/26		6,485	8,685,879
5.00%, 7/01/27		2,500	3,327,775
New Jersey Transportation Trust Fund Authority RB, 5.00%, 6/15/42		9,000	9,867,240
New Jersey Turnpike Authority RB, 5.00%, 1/01/45		2,505	3,001,115
New York City Water & Sewer System RB, 5.75%, 6/15/41		5,525	7,639,749
New York State Dormitory Authority RB:
5.00%, 3/15/32		6,870	8,551,776
5.00%, 3/15/32		4,330	5,509,232
5.00%, 3/15/37		6,625	8,112,246
5.00%, 3/15/37		4,115	5,048,735
5.00%, 3/15/38		6,180	7,572,354
5.00%, 3/15/39		3,850	4,714,287
New York State Housing Finance Agency RB, 3.25%, 11/01/41		2,520	2,560,622
New York State Thruway Authority RB:
5.00%, 5/01/19		2,655	2,966,538
5.00%, 1/01/31		5,370	6,633,346

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	55

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Taxable Municipal Bonds		Par (000)	Value
New York State Urban Development Corp. RB:
5.00%, 3/15/24	USD	15,135	$19,208,888
5.00%, 3/15/25		10,025	12,987,187
5.00%, 3/15/26		14,315	18,828,519
5.00%, 3/15/27		13,580	17,667,852
5.00%, 3/15/28		13,420	17,412,047
New York Transportation Development Corp. RB:
5.00%, 7/01/41		8,525	9,841,516
5.00%, 7/01/46		12,580	14,503,230
5.25%, 1/01/50		17,520	20,509,963
North Carolina Medical Care Commission RB, 5.00%, 6/01/40		7,670	9,400,582
Orange County Local Transportation Authority RB, 6.91%, 2/15/41 (s)		11,590	16,884,776
Orange County Sanitation District RB, 5.00%, 2/01/34		4,130	5,166,176
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		3,000	3,548,010
5.00%, 12/31/38		3,440	4,086,204
Port Authority of New York & New Jersey RB, 5.00%, 10/15/44		2,385	2,854,583
Public Power Generation Agency RB, 5.00%, 1/01/34		265	328,075
Pulaski County Public Facilities Board, 5.00%, 12/01/39		10,000	11,837,300
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49 (s)		11,840	17,098,854
South Carolina Ports Authority RB, 5.00%, 7/01/45		4,000	4,727,400
State of California GO:
5.00%, 9/01/27		13,020	17,040,316
5.00%, 9/01/32		2,630	3,375,026
7.50%, 4/01/34		9,165	13,901,839
5.00%, 10/01/37		5,000	6,195,850
4.99%, 4/01/39		6,445	6,978,646
7.55%, 4/01/39		4,840	7,658,332
7.30%, 10/01/39		2,620	3,964,794
7.35%, 11/01/39		5,215	7,930,346
State of Georgia GO:
5.00%, 7/01/23 (t)		11,965	15,079,729
5.00%, 7/01/24 (t)		19,080	24,600,798
5.00%, 2/01/26 (t)		6,025	8,012,407
5.00%, 7/01/26 (t)		2,640	3,534,326
5.00%, 2/01/29 (t)		2,950	3,856,712
State of Hawaii GO:
5.00%, 4/01/19		5,390	6,008,233
5.00%, 4/01/20		5,390	6,209,011
5.00%, 4/01/21		5,390	6,386,881
5.00%, 4/01/22		5,390	6,545,293
5.00%, 4/01/23		5,390	6,705,861
State of Maryland GO:
5.00%, 6/01/21		5,080	6,079,592
5.00%, 6/01/22		5,080	6,236,106
5.00%, 8/01/22		8,310	10,244,485
5.00%, 6/01/23		5,080	6,392,977
5.00%, 6/01/24		5,080	6,541,567
State of Nevada Highway Improvement Revenue RB:
5.00%, 12/01/27		5,330	6,942,432
5.00%, 12/01/28		2,725	3,540,211

Taxable Municipal Bonds		Par (000)	Value
State of New Jersey GO:
5.00%, 6/01/27	USD	8,000	$9,798,480
5.00%, 6/01/31		10,000	12,094,100
5.00%, 6/01/32		9,215	11,103,706
State of North Carolina GO:
5.00%, 6/01/24		6,945	8,943,146
5.00%, 6/01/25		12,915	16,973,668
5.00%, 6/01/25		8,060	10,592,936
5.00%, 6/01/26		9,660	12,921,506
5.00%, 6/01/27		10,000	13,280,700
State of Ohio GO:
5.00%, 12/15/23		9,510	12,029,579
5.00%, 9/15/24		4,100	5,259,808
5.00%, 12/15/24		6,710	8,645,835
State of Washington GO:
5.00%, 8/01/25 (t)		5,170	6,685,792
5.00%, 8/01/26 (t)		5,170	6,786,142
5.00%, 8/01/27 (t)		5,170	6,721,155
5.00%, 7/01/28		5,245	6,624,120
5.00%, 8/01/28 (t)		6,055	7,853,274
5.00%, 8/01/29 (t)		6,055	7,821,062
5.00%, 8/01/30 (t)		6,055	7,790,000
5.00%, 8/01/31 (t)		6,055	7,758,029
5.00%, 7/01/32		7,000	8,690,150
5.00%, 8/01/32 (t)		6,055	7,726,241
State of Wisconsin GO, 5.00%, 5/01/34		6,900	8,651,289
Texas Private Activity Bond Surface Transportation Corp. RB:
5.00%, 12/31/50		4,095	4,789,799
5.00%, 12/31/55		7,190	8,371,029
Tobacco Settlement Finance Authority RB, 7.47%, 6/01/47		10,130	9,682,761
Tobacco Settlement Financing Corp. RB, 6.71%, 6/01/46		10,350	8,742,541
University of Arizona RB, 5.00%, 8/01/39		6,505	7,933,498
University of California RB, 5.00%, 5/15/37		10,000	11,813,300
University of Delaware RB, 5.87%, 11/01/40		7,500	10,116,675
University of Massachusetts Building Authority RB, 5.00%, 11/01/39		5,000	5,994,750
Virginia Public School Authority RB, 5.00%, 8/01/25		6,245	8,214,985
Washington Health Care Facilities Authority RB, 5.00%, 10/01/38		6,165	7,373,648
West Virginia Hospital Finance Authority RB:
5.00%, 6/01/19		2,840	3,162,113
5.00%, 6/01/20		3,065	3,516,781
5.00%, 6/01/21		3,050	3,585,519
5.00%, 6/01/22		3,335	4,001,466
5.00%, 6/01/23		2,765	3,372,885
5.00%, 6/01/24		2,955	3,673,833
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 8/15/39		5,880	6,926,287
Total Taxable Municipal Bonds — 4.8%			1,392,278,602

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2014-C02, Class 1M2, 3.05%, 5/25/24 (b)	USD	25,472	$23,291,145
Series 2014-C03, Class 1M2, 3.45%, 7/25/24 (b)		4,285	4,038,187
Series 2013-C01, Class M2, 5.70%, 10/25/23 (b)		6,000	6,352,300
Series 2016-C02, Class 1M2, 6.44%, 9/25/28 (b)		2,186	2,310,300
Freddie Mac, Series 2014-DN2, Class M3, 4.05%, 4/25/24 (b)		6,000	5,856,338

			41,848,270
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac, Series K055, Class A2, 2.67%, 3/25/26		7,870	8,241,294
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae:
Series 2015-103, Class CI, 4.00%, 7/20/45		89,741	6,457,640
Series 2015-152, Class PI, 4.00%, 10/20/45		34,628	2,668,154
Series 2015-176, Class IO, 4.00%, 11/20/45		9,025	688,517
Series 2016-82, Class IM, 4.00%, 2/01/46		9,300	863,156

			10,677,467
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac:
Series K721, Class X1, 0.46%, 8/25/22 (b)		53,164	970,932
Series K045, Class X1, 0.58%, 1/25/25 (b)		80,691	2,620,879
Series K041, Class X1, 0.69%, 10/25/24 (b)		179,351	6,945,957
Series K049, Class X1, 0.74%, 7/25/25 (b)		36,908	1,648,250
Series K718, Class X1, 0.77%, 1/25/22 (b)		28,030	850,776
Series KC01, Class X1, 0.85%, 12/25/22 (b)		124,742	4,158,585
Series K040, Class X1, 0.87%, 9/25/24 (b)		90,394	4,492,073
Series K044, Class X1, 0.88%, 1/25/25 (b)		42,280	2,189,060
Series KW01, Class X1, 1.12%, 1/25/26 (b)		72,271	5,034,500
Series K042, Class X1, 1.19%, 12/25/24 (b)		43,292	3,148,684
Series K055, Class X1, 1.37%, 3/25/26 (b)		78,073	8,182,002
Series K049, Class X3, 1.60%, 8/25/25 (b)		7,280	755,299
Ginnie Mae:
Series 2014-52, Class AI, 0.83%, 8/16/41		42,785	1,195,853
Series 2009-80, Class IO, 0.83%, 9/16/51 (b)		7,774	507,040
Series 2012-120, Class IO, 0.90%, 2/16/53 (b)		19,684	1,202,093

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2014-40, Class AI, 1.00%, 2/16/39	USD	57,445	$1,611,344
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)		29,420	2,454,731
Series 2013-191, Class IA, 1.23%, 7/16/42		14,005	159,796
Series 2013-145, Class SI, 5.81%, 4/16/40 (b)		26,636	2,941,097

			51,068,951
Mortgage-Backed Securities — 75.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/31 (u)		1,282,028	1,326,033,518
3.00%, 11/01/25-7/01/46 (u)		3,495,462	3,641,865,347
3.50%, 8/01/18-7/01/46 (u)(v)		5,145,409	5,462,086,026
4.00%, 9/01/44-7/01/46 (u)		6,063,675	6,498,380,548
4.50%, 9/01/43-7/01/46 (u)		1,432,562	1,563,725,186
6.00%, 3/01/38		5	5,351
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/26-12/01/30		237,290	249,582,067
3.50%, 10/01/23-7/01/46 (u)(v)		622,405	662,334,837
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/46 (u)		80	84,853
4.00%, 7/15/46 (u)		2,081,600	2,224,709,896
4.50%, 8/20/38-4/20/46		211,709	227,440,230

			21,856,247,859
Total U.S. Government Sponsored Agency Securities — 75.9%			21,968,083,841

U.S. Treasury Obligations
U.S. Treasury Bonds, 2.50%, 5/15/46		170,750	177,933,557
U.S. Treasury Inflation Indexed Bonds:
0.75%, 2/15/45 (s)		30,512	30,642,177
1.00%, 2/15/46 (s)		15,720	16,970,811
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/19-4/15/21 (s)		1,020,741	1,045,141,029
0.25%, 1/15/25		61,391	62,325,750
0.38%, 7/15/25		32,531	33,496,590
0.63%, 1/15/26 (s)		456,814	481,040,293
U.S. Treasury Notes:
0.88%, 5/31/18		195,840	196,903,411
1.38%, 5/31/21		86,100	87,650,591
1.13%, 6/30/21		51,800	52,056,980
1.63%, 5/31/23-5/15/26 (n)(s)		3,376,140	3,418,686,718
U.S. Treasury Strips, 0.00%, 5/15/36 (j)(n)		69,895	45,550,641
Total U.S. Treasury Obligations — 19.5%			5,648,398,548
Total Long-Term Investments (Cost — $44,622,432,644) — 154.6%			44,725,563,215

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	57

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements — 6.3% (w)
Barclays Bank PLC, (1.60)%, Open (x) (Purchased on 1/14/16 to be repurchased at EUR 320,599, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 320,000 and $370,214, respectively)	EUR	323	$358,414
Barclays Bank PLC, (1.60)%, Open (x) (Purchased on 1/15/16 to be repurchased at EUR 193,719, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 193,000 and $223,286, respectively)		195	216,559
Barclays Bank PLC, (0.95)%, Open (x) (Purchased on 6/27/16 to be repurchased at EUR 32,397,115, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 24,600,000 and $35,632,026, respectively)		32,399	35,954,750
Barclays Bank PLC, (0.68)%, Open (x) (Purchased on 6/01/16 to be repurchased at EUR 21,548,326, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 16,390,000 and $23,740,199, respectively)		21,560	23,926,011
Barclays Bank PLC, (0.52)%, Open (x) (Purchased on 6/01/16 to be repurchased at EUR 21,549,200, collateralized by Buoni Poliennali Del Tesoro, 2.15% due at 12/15/21, par and fair value of EUR 19,650,000 and $23,787,643, respectively)		21,558	23,924,003
Barclays Capital, Inc., 0.30%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $54,910,601, collateralized by U.S. Treasury Notes, 1.00% due at 6/15/19, par and fair value of USD 54,705,000 and $54,976,391, respectively)	USD	54,910	54,910,144
BNP Paribas Securities Corp., 0.00%, 7/18/16 (Purchased on 6/15/16 to be repurchased at EUR 30,500,000, collateralized by Republic of Ireland, 3.40% due at 3/18/24, par and fair value of EUR 25,000,000 and $34,232,050, respectively)	EUR	30,500	33,847,520
BNP Paribas Securities Corp., 0.00%, 7/18/16 (Purchased on 6/17/16 to be repurchased at EUR 30,500,000, collateralized by Republic of Ireland, 3.40% due at 3/18/24, par and fair value of EUR 25,000,000 and $34,232,050, respectively)	EUR	30,500	33,847,520
BNP Paribas Securities Corp., 0.60%, 7/1/16 (Purchased on 6/30/16 to be repurchased at $219,527,757, collateralized by U.S. Treasury Notes, 1.38% due at 4/30/21, par and fair value of USD 215,748,500 and $219,473,614, respectively)	USD	219,524	219,524,099
Citigroup Global Markets Limited, (1.75)%, Open (x) (Purchased on 1/12/16 to be repurchased at $1,819,737, collateralized by Bank of Communications Co. Ltd., 5.00% (k), par and fair value of USD 1,700,000 and $1,708,160, respectively)		1,835	1,834,810
Citigroup Global Markets, Inc., (1.75)%, Open (x) (Purchased on 2/24/16 to be repurchased at $19,543,236, collateralized by ConocoPhillips Co., 4.30% due at 11/15/44, par and fair value of USD 22,966,000 and $23,303,026, respectively)		19,665	19,664,637

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (w)
Citigroup Global Markets, Inc., (0.25)%, Open (x) (Purchased on 10/07/15 to be repurchased at $1,275,746, collateralized by T-Mobile USA, Inc., 6.84% due at 4/28/23, par and fair value of USD 1,250,000 and $1,320,313, respectively)	USD	1,278	$1,278,125
Citigroup Global Markets, Inc., (0.15)%, Open (x) (Purchased on 1/06/16 to be repurchased at $2,717,506, collateralized by Ecopetrol SA, 5.88% due at 5/28/45, par and fair value of USD 3,700,000 and $3,215,300, respectively)		2,720	2,719,500
Citigroup Global Markets, Inc., 0.00%, Open (x) (Purchased on 2/02/16 to be repurchased at $1,968,750, collateralized by Ecopetrol SA, 5.38% due at 6/26/26, par and fair value of USD 2,500,000 and $2,431,250, respectively)		1,969	1,968,750
Citigroup Global Markets, Inc., 0.05%, Open (x) (Purchased on 1/26/16 to be repurchased at $7,362,855, collateralized by Eaton Corp., 4.15% due at 11/02/42, par and fair value of USD 7,800,000 and $8,401,021, respectively)		7,361	7,361,250
Citigroup Global Markets, Inc., 0.10%, Open (x) (Purchased on 2/08/16 to be repurchased at $29,495,794, collateralized by Shell International Finance BV, 3.25% due at 5/11/25, par and fair value of USD 31,200,000 and $32,731,514, respectively)		29,484	29,484,000
Citigroup Global Markets, Inc., 0.10%, Open (x) (Purchased on 6/17/16 to be repurchased at $14,978,666, collateralized by JPMorgan Chase & Co., 4.25% due at 10/01/27, par and fair value of USD 14,265,000 and $15,092,841, respectively)		14,978	14,978,250
Citigroup Global Markets, Inc., 0.10%, Open (x) (Purchased on 6/17/16 to be repurchased at $15,917,517, collateralized by Morgan Stanley, 3.95% due at 4/23/27, par and fair value of USD 15,740,000 and $15,917,862, respectively)		15,917	15,917,075
Citigroup Global Markets, Inc., 0.31%, Open (x) (Purchased on 6/15/16 to be repurchased at $400,055,111, collateralized by U.S. Treasury Notes, 1.00% due at 6/15/19, par and fair value of USD 400,000,000 and $401,984,400, respectively)		400,000	400,000,000
Deutsche Bank Securities, Inc., 0.35%, 7/06/16 (Purchased on 6/03/16 to be repurchased at $44,664,861, collateralized by U.S. Treasury Strips, 0.00% due at 2/15/36, par and fair value of USD 67,399,000 and $46,704,339, respectively)		44,652	44,651,837
J.P. Morgan Securities LLC, 0.29%, Open (x) (Purchased on 6/15/16 to be repurchased at $350,482,668, collateralized by U.S. Treasury Notes, 1.00% due at 6/15/19, par and fair value of USD 350,000,000 and $351,736,350, respectively)		350,438	350,437,500
J.P. Morgan Securities PLC, (1.85)%, Open (x) (Purchased on 4/07/16 to be repurchased at EUR 526,034, collateralized by Thomas Cook Finance PLC, 6.75% due at 6/15/21, par and fair value of EUR 490,000 and $503,538, respectively)	EUR	528	586,299

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (w)
J.P. Morgan Securities PLC, (1.60)%, Open (x) (Purchased on 4/07/16 to be repurchased at EUR 985,093, collateralized by Solvay SA, 1.63% due at 12/02/22, par and fair value of EUR 900,000 and $1,054,095, respectively)	EUR	989	$1,097,308
J.P. Morgan Securities PLC, (1.30)%, Open (x) (Purchased on 4/07/16 to be repurchased at EUR 876,254, collateralized by Solvay SA, 1.63% due at 12/02/22, par and fair value of EUR 800,000 and $936,973, respectively)		879	975,385
J.P. Morgan Securities PLC, (1.05)%, Open (x) (Purchased on 2/16/16 to be repurchased at EUR 422,116, collateralized by Syngenta Finance NV, 1.88% due at 11/02/21, par and fair value of EUR 400,000 and $467,581, respectively)		424	470,297
J.P. Morgan Securities PLC, (0.75)%, Open (x) (Purchased on 4/07/16 to be repurchased at $1,897,104, collateralized by Industrial & Commercial Bank of China Ltd., 6.00% (k), par and fair value of USD 1,700,000 and $1,771,959, respectively)	USD	1,900	1,900,430
Nomura Securities International, Inc., 0.02%, 7/15/16 (Purchased on 6/15/16 to be repurchased at $350,443,341, collateralized by U.S. Treasury Notes, 1.00% due at 6/15/19, par and fair value of USD 350,000,000 and $351,736,350, respectively)		350,438	350,437,500
RBC Capital Markets, LLC, (0.38)%, Open (x) (Purchased on 5/02/16 to be repurchased at $9,791,002, collateralized by Rio Tinto Finance USA PLC, 4.13% due at 8/21/42, par and fair value of USD 10,100,000 and $9,970,629, respectively)		9,797	9,797,000
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 1/22/16 to be repurchased at $11,971,126, collateralized by Praxair, Inc., 3.20% due at 1/30/26, par and fair value of USD 11,700,000 and $12,647,478, respectively)		11,963	11,963,250
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 1/27/16 to be repurchased at $10,829,535, collateralized by Exxon Mobil Corp., 3.57% due at 3/06/45, par and fair value of USD 11,700,000 and $12,109,383, respectively)		10,823	10,822,500
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 12/17/15 to be repurchased at $10,486,557, collateralized by Chevron Corp., 3.33% due at 11/17/25, par and fair value of USD 10,400,000 and $11,115,104, respectively)		10,478	10,478,000
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 12/17/15 to be repurchased at $10,538,600, collateralized by Caterpillar, Inc., 3.40% due at 5/15/24, par and fair value of USD 10,400,000 and $11,176,922, respectively)		10,530	10,530,000
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 12/17/15 to be repurchased at $5,139,324, collateralized by General Mills, Inc., 3.65% due at 2/15/24, par and fair value of USD 4,914,000 and $5,363,921, respectively)		5,135	5,135,130
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 2/26/16 to be repurchased at $9,629,933, collateralized by BHP Billiton Finance USA Ltd., 5.00% due at 9/30/43, par and fair value of USD 10,000,000 and $11,619,720, respectively)		9,625	9,625,000

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (w)
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 4/08/16 to be repurchased at $8,094,547, collateralized by Hewlett Packard Enterprise Co., 4.90% due at 10/15/25, par and fair value of USD 7,670,000 and $8,013,785, respectively)	USD	8,092	$8,091,850
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 4/21/16 to be repurchased at $8,147,724, collateralized by Morgan Stanley, 4.35% due at 9/08/26, par and fair value of USD 7,870,000 and $8,232,941, respectively)		8,145	8,145,450
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 5/05/16 to be repurchased at $5,038,612, collateralized by Caterpillar, Inc., 3.80% due at 8/15/42, par and fair value of USD 5,000,000 and $5,094,895, respectively)		5,038	5,037,500
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 5/24/16 to be repurchased at $16,293,344, collateralized by Bank of America Corp., 4.45% due at 3/03/26, par and fair value of USD 15,740,000 and $16,463,033, respectively)		16,291	16,290,900
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 6/17/16 to be repurchased at $24,370,415, collateralized by Goldman Sachs Group, Inc., 4.25% due at 10/21/25, par and fair value of USD 23,320,000 and $24,105,627, respectively)		24,369	24,369,400
RBC Capital Markets, LLC, 0.15%, Open (x) (Purchased on 6/20/16 to be repurchased at $16,988,137, collateralized by Freeport-McMoRan, Inc., 5.45% due at 3/15/43, par and fair value of USD 22,500,000 and $18,056,250, respectively)		16,988	16,987,500

			1,819,545,453

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (p)(y)		1,123,994,219	1,123,994,219

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (p)(y)(z)	USD	86,519	86,518,845
Total Money Market Funds — 4.2%			1,210,513,064
Total Short-Term Securities (Cost — $3,030,932,891) — 10.5%			3,030,058,517

Options Purchased
(Cost — $217,382,467) — 0.7%			207,837,918
Total Investments Before Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short (Cost — $47,870,748,002) — 165.8%			47,963,459,650

Options Written
(Premiums Received — $161,688,817) — (0.4)%			(120,835,347)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	59

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

TBA Sale Commitments (u)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/31	USD	2,243,679	$(2,319,715,803)
3.00%, 7/01/31-7/01/46		4,987,318	(5,188,667,000)
3.50%, 7/01/31-7/01/46		3,431,168	(3,625,973,089)
4.00%, 7/01/46		3,031,825	(3,250,597,854)
4.50%, 7/01/46		1,467,060	(1,601,380,052)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/31		26,245	(27,531,619)
3.50%, 7/01/46		69,500	(73,268,207)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/46		2,500	(2,611,523)
3.50%, 7/15/46		40	(42,455)
4.00%, 7/15/46		1,040,800	(1,112,517,573)
4.50%, 7/15/46		35,878	(38,501,392)
Total TBA Sale Commitments (Proceeds — $17,152,836,336) — (59.6)%			(17,240,806,567)

Borrowed Bonds
Corporate Bonds — (0.9)%
Bank of America Corp.,
4.45%, 3/03/26		15,740	(16,463,033)
Bank of Communications Co. Ltd.,
5.00% (b)(k)		1,700	(1,708,160)
BHP Billiton Finance USA Ltd.,
5.00%, 9/30/43		10,000	(11,619,720)
Caterpillar, Inc.,
3.40%, 5/15/24		10,400	(11,176,922)
3.80%, 8/15/42		5,000	(5,094,895)
Chevron Corp.,
3.33%, 11/17/25		10,400	(11,115,104)
ConocoPhillips Co.,
4.30%, 11/15/44		22,966	(23,303,026)
Eaton Corp.,
4.15%, 11/02/42		7,800	(8,401,021)
Exxon Mobil Corp.,
3.57%, 3/06/45		11,700	(12,109,383)
Freeport-McMoRan, Inc.,
5.45%, 3/15/43		22,500	(18,056,250)
General Mills, Inc.,
3.65%, 2/15/24		4,914	(5,363,921)
Goldman Sachs Group, Inc.,
4.25%, 10/21/25		23,320	(24,105,627)
Grupo Antolin Dutch BV,
5.13%, 6/30/22	EUR	513	(593,500)
Hewlett Packard Enterprise Co.,
4.90%, 10/15/25	USD	7,670	(8,013,785)
JPMorgan Chase & Co.,
4.25%, 10/01/27		14,265	(15,092,841)
Morgan Stanley,
4.35%, 9/08/26		7,870	(8,232,941)
3.95%, 4/23/27		15,740	(15,917,862)
Praxair, Inc.,
3.20%, 1/30/26		11,700	(12,647,478)

Borrowed Bonds	Par (000)		Value
Rio Tinto Finance USA PLC,
4.13%, 8/21/42	USD	10,100	$(9,970,629)
Shell International Finance BV,
3.25%, 5/11/25		31,200	(32,731,514)
Solvay SA,
1.63%, 12/02/22	EUR	1,700	(1,991,068)
Syngenta Finance NV,
1.88%, 11/02/21		400	(467,581)
Thomas Cook Finance PLC,
6.75%, 6/15/21		490	(503,538)
T-Mobile USA, Inc.,
6.84%, 4/28/23	USD	1,250	(1,320,313)

			(256,000,112)
Foreign Agency Obligations — (0.0)%
Ecopetrol SA,
5.38%, 6/26/26		2,500	(2,431,250)
5.88%, 5/28/45		3,700	(3,215,300)
Industrial & Commercial Bank of China Ltd.,
6.00% (b)(k)		1,700	(1,771,959)

			(7,418,509)
Foreign Government Obligations — (0.5)%
Buoni Poliennali Del Tesoro,
2.15%, 12/15/21	EUR	19,650	(23,787,643)
Kingdom of Spain,
5.85%, 1/31/22		40,990	(59,372,225)
Republic of Ireland,
3.40%, 3/18/24		50,000	(68,464,099)

			(151,623,967)
U.S. Treasury Obligations — (5.0)%
U.S. Treasury Notes,
0.88%, 6/15/19	USD	1,154,705	(1,160,433,491)
1.38%, 4/30/21		215,749	(219,473,614)
U.S. Treasury Strips,
0.00%, 2/15/36 (j)		67,399	(46,704,339)

			(1,426,611,444)
Total Borrowed Bonds (Proceeds — $1,812,363,087) — (6.4)%			(1,841,654,032)

Investments Sold Short
U.S. Treasury Obligations — (0.4)%
U.S. Treasury Notes, 1.38%, 4/30/21		124,765	(126,919,192)
Total Investments Sold Short (Proceeds — $126,814,718) — (0.4)%			(126,919,192)
Total Investments Net of Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short — 99.0%			28,633,244,512
Other Assets Less Liabilities — 1.0%			296,114,365

Net Assets — 100.0%			$28,929,358,877

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Amount is less than $500.

(e)	Non-income producing security.

(f)	Security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(g)	Security, or a portion of security, is on loan.

(h)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $17,341 and an original cost of $17,341 which was less than 0.1% of its net assets.

(i)	Convertible security.

(j)	Zero-coupon bond.

(k)	Perpetual security with no stated maturity date.

(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(m)	Issuer filed for bankruptcy and/or is in default of interest payments.

(n)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(o)	U.S. dollar denominated security issued by foreign domiciled entity.

(p)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	367,663,834	756,330,385	[1]	—	1,123,994,219	$1,123,994,219	$5,349,558		—
BlackRock Liquidity Series, LLC, Money Market Series	$113,653,917	—		$ (27,135,072)[2]	$ 86,518,845	86,518,845	428,870	[3]	—
iShares iBoxx $ High Yield Corporate Bond ETF	1,181,892	6,537,196		(5,105,542)	2,613,546	221,341,211	4,682,384		$1,632,272
iShares JPMorgan USD Emerging Markets Bond Fund	—	1,106,180		—	1,106,180	127,376,627	1,722,544		—
						$1,559,230,902	$12,183,356		$1,632,272

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest sold.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(q)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(r)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(s)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(t)	When-issued security.

(u)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(192,094,965)	$ (5,226,510)
BNP Paribas Securities Corp.	$31,445,767	$ 192,924
Citigroup Global Markets, Inc.	$101,746,007	$ 1,021,395
Credit Suisse Securities (USA) LLC	$568,317,375	$ 5,746,341
Deutsche Bank Securities, Inc.	$(75,805,541)	$ (1,236,934)
Goldman Sachs & Co.	$(756,166,997)	$(14,420,217)
J.P. Morgan Securities LLC	$155,592,724	$ (3,340,973)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(42,902,130)	$ (1,695,900)
Morgan Stanley & Co. LLC	$670,864,987	$ 2,431,601
Nomura Securities International, Inc.	$(428,488,432)	$ (4,054,374)
RBC Capital Markets, LLC	$(250,671,959)	$ (2,371,514)
Wells Fargo Securities, LLC	$100,397,188	$ 986,117

(v)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(w)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(x)	The amount to be repurchased assumes the maturity will be the day after the period end.

(y)	Current yield as of period end.

(z)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	61

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	(4.75%)	11/23/15	Open	$943,313	$915,930	Corporate Bonds	Open/Demand[1]
Deutsche Bank Securities, Inc.	0.47%	6/03/16	7/06/16	43,597,006	43,611,236	U.S. Treasury Obligations	Up to 30 Days
BNP Paribas Securities Corp.	0.00%	6/30/16	7/05/16	1,218,000,000	1,218,000,000	U.S. Treasury Obligations	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	6/30/16	7/05/16	1,218,000,000	1,218,000,000	U.S. Treasury Obligations	Up to 30 Days
Total				$2,480,540,319	$2,480,527,166

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
489	CBOE Volatility Index	August 2016	USD	8,960,925	$ (405,938)
384	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 165.50	August 2016	USD	119,321	(66,539)
(168)	Australian Government Bonds (3 Year)	September 2016	USD	14,181,353	(18,025)
622	Canadian Government Bonds (10 Year)	September 2016	USD	71,272,789	700,981
35	DAX Index	September 2016	USD	9,388,456	126,160
558	Euro STOXX 50 Index	September 2016	USD	17,679,392	221,621
(2,563)	Euro-Bobl	September 2016	USD	379,998,668	(2,696,411)
(7,009)	Euro-BTP Italian Government Bond	September 2016	USD	1,109,259,228	(10,815,841)
(4,473)	Euro-Bund	September 2016	USD	829,572,478	(15,001,712)
(622)	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 157	September 2016	USD	13,805	233,899
310	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 160	September 2016	USD	24,082	(258,413)
(625)	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 161.50	September 2016	USD	90,168	311,324
625	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 163	September 2016	USD	173,399	(507,120)
(605)	Euro-Buxl	September 2016	USD	131,702,142	(9,779,798)
(10,744)	Euro-Schatz	September 2016	USD	1,336,173,965	(2,714,794)
138	FTSE/MIB Index	September 2016	USD	12,397,947	37,004
949	Korea Treasury Bond (10 Year)	September 2016	USD	109,388,141	1,115,176
1,167	Long Gilt British	September 2016	USD	199,619,098	(564,720)
29	Nikkei 225 Index	September 2016	USD	4,372,537	76,812
(2,303)	S&P 500 E-Mini Index	September 2016	USD	240,686,530	(5,991,683)
(1,946)	U.S. Treasury Bonds (30 Year)	September 2016	USD	335,380,938	(18,860,381)
(16,868)	U.S. Treasury Notes (10 Year)	September 2016	USD	2,243,180,437	(29,446,307)
(4,930)	U.S. Treasury Notes (2 Year)	September 2016	USD	1,081,287,661	(5,949,764)
(20,141)	U.S. Treasury Notes (5 Year)	September 2016	USD	2,460,506,393	(14,856,459)
265	U.S. Ultra Treasury Bonds	September 2016	USD	49,389,375	2,194,467

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(385)	WTI Light Sweet Crude Oil[1]	September 2016	USD	18,868,850	$ 528,392
(1,035)	Euro Dollar	December 2016	USD	257,003,437	(777,551)
401	WTI Light Sweet Crude Oil[1]	December 2016	USD	20,298,620	(434,266)
(1,621)	Euro Dollar	March 2018	USD	401,744,587	(1,168,431)
Total					$(114,768,317)

[1] All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,210,000	USD	3,586,004	Bank of America N.A.	7/01/16	$ (23,557)
EUR	3,420,000	USD	3,768,119	Barclays Bank PLC	7/01/16	27,385
EUR	4,550,000	USD	5,002,725	Barclays Bank PLC	7/01/16	46,848
EUR	6,830,000	USD	7,542,198	Citibank N.A.	7/01/16	37,711
EUR	4,560,000	USD	5,038,481	Deutsche Bank AG	7/01/16	22,191
GBP	2,500,000	USD	3,602,400	Barclays Bank PLC	7/01/16	(274,229)
TRY	18,261,411	USD	6,155,000	BNP Paribas S.A.	7/01/16	191,902
TRY	4,562,138	USD	1,540,000	HSBC Bank PLC	7/01/16	45,608
USD	21,328,912	EUR	19,360,000	Barclays Bank PLC	7/01/16	(156,745)
USD	3,587,027	EUR	3,210,000	Goldman Sachs International	7/01/16	24,581
USD	3,641,425	GBP	2,500,000	Barclays Bank PLC	7/01/16	313,254
USD	7,695,000	TRY	22,587,749	Morgan Stanley & Co. International PLC	7/01/16	(155,557)
ARS	32,165,640	USD	2,262,000	Royal Bank of Scotland PLC	7/05/16	(129,943)
AUD	40,510,298	USD	30,230,000	Credit Suisse International	7/05/16	(23,127)
BRL	33,249,664	USD	9,632,000	Goldman Sachs International	7/05/16	702,033
BRL	49,102,042	USD	13,756,000	Goldman Sachs International	7/05/16	1,504,970
BRL	59,843,860	USD	16,495,000	Goldman Sachs International	7/05/16	2,104,539
BRL	33,262,296	USD	9,226,200	HSBC Bank PLC	7/05/16	1,111,759
BRL	99,013,213	USD	27,464,000	HSBC Bank PLC	7/05/16	3,309,419
BRL	33,731,264	USD	9,632,000	JPMorgan Chase Bank N.A.	7/05/16	851,715
BRL	65,497,600	USD	19,264,000	Morgan Stanley & Co. International PLC	7/05/16	1,092,728
BRL	49,583,340	USD	13,716,000	Royal Bank of Scotland PLC	7/05/16	1,694,558
CAD	10,102,585	USD	7,770,000	Deutsche Bank AG	7/05/16	49,801
CAD	39,249,725	USD	30,230,000	Royal Bank of Scotland PLC	7/05/16	150,843
COP	33,138,287,280	USD	10,970,400	Credit Suisse International	7/05/16	361,386
EUR	27,224,669	USD	30,230,003	Credit Suisse International	7/05/16	(11,630)
EUR	6,965,412	USD	7,695,000	Morgan Stanley & Co. International PLC	7/05/16	36,349
EUR	7,695,000	USD	8,501,169	Morgan Stanley & Co. International PLC	7/05/16	39,995
GBP	5,610,968	USD	7,695,000	JPMorgan Chase Bank N.A.	7/05/16	(225,030)
JPY	788,056,492	USD	7,695,000	Goldman Sachs International	7/05/16	(62,404)
MXN	493,933,306	USD	28,476,000	JPMorgan Chase Bank N.A.	7/05/16	(1,472,320)
MXN	652,159,795	USD	35,635,200	JPMorgan Chase Bank N.A.	7/05/16	18,833
RUB	412,154,363	USD	6,215,000	BNP Paribas S.A.	7/05/16	221,518
RUB	103,166,009	USD	1,555,000	Citibank N.A.	7/05/16	56,119
RUB	2,259,250,000	USD	35,000,000	UBS AG	7/05/16	282,175
SEK	65,672,216	USD	7,695,000	BNP Paribas S.A.	7/05/16	68,748
USD	2,262,000	ARS	33,583,914	BNP Paribas S.A.	7/05/16	35,934

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	63

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,376,205	AUD	16,823,384	Deutsche Bank AG	7/05/16	$ (168,304)
USD	8,894,028	AUD	12,094,466	Goldman Sachs International	7/05/16	(124,321)
USD	8,959,765	AUD	12,175,893	Goldman Sachs International	7/05/16	(119,301)
USD	15,636,062	BRL	56,899,630	Goldman Sachs International	7/05/16	(2,048,407)
USD	19,264,000	BRL	64,438,080	Goldman Sachs International	7/05/16	(763,428)
USD	45,515,138	BRL	152,248,137	Goldman Sachs International	7/05/16	(1,803,755)
USD	19,264,000	BRL	65,324,224	Morgan Stanley & Co. International PLC	7/05/16	(1,038,843)
USD	19,506,000	BRL	68,173,470	Royal Bank of Scotland PLC	7/05/16	(1,682,392)
USD	1,555,000	CAD	2,019,106	JPMorgan Chase Bank N.A.	7/05/16	(7,868)
USD	30,230,000	CAD	39,492,170	Royal Bank of Canada	7/05/16	(338,505)
USD	6,215,000	CAD	8,149,698	State Street Bank and Trust Co.	7/05/16	(93,190)
USD	10,970,400	COP	34,473,275,256	Credit Suisse International	7/05/16	(817,891)
USD	1,540,000	EUR	1,375,563	Goldman Sachs International	7/05/16	13,176
USD	8,521,783	EUR	7,695,000	Morgan Stanley & Co. International PLC	7/05/16	(19,381)
USD	6,155,001	EUR	5,514,025	State Street Bank and Trust Co.	7/05/16	34,637
USD	30,230,000	EUR	27,367,521	State Street Bank and Trust Co.	7/05/16	(146,934)
USD	6,155,000	GBP	4,186,641	Barclays Bank PLC	7/05/16	581,261
USD	1,540,000	GBP	1,050,997	HSBC Bank PLC	7/05/16	140,791
USD	1,540,000	JPY	168,804,897	Citibank N.A.	7/05/16	(94,933)
USD	6,155,000	JPY	677,561,480	HSBC Bank PLC	7/05/16	(407,415)
USD	30,405,200	MXN	565,001,589	Citibank N.A.	7/05/16	(483,833)
USD	14,238,000	MXN	259,041,901	Goldman Sachs International	7/05/16	75,998
USD	19,468,000	MXN	356,283,868	JPMorgan Chase Bank N.A.	7/05/16	(10,289)
USD	35,000,000	RUB	2,259,250,000	Deutsche Bank AG	7/05/16	(282,175)
USD	7,770,000	RUB	510,877,500	Morgan Stanley & Co. International PLC	7/05/16	(219,171)
USD	6,155,000	SEK	51,043,827	Barclays Bank PLC	7/05/16	120,615
USD	1,540,000	SEK	12,749,490	Morgan Stanley & Co. International PLC	7/05/16	32,759
BRL	5,576,340	USD	1,540,000	Credit Suisse International	7/06/16	192,574
BRL	22,101,374	USD	6,155,000	Credit Suisse International	7/06/16	711,916
BRL	71,220,000	USD	20,000,000	Goldman Sachs International	7/06/16	2,128,116
CNY	19,312,000	USD	2,906,245	Standard Chartered Bank	7/06/16	(31)
COP	4,724,720,000	USD	1,540,000	Credit Suisse International	7/06/16	75,254
COP	18,920,470,000	USD	6,155,000	Credit Suisse International	7/06/16	313,395
EUR	16,993,000	RUB	1,221,286,910	Deutsche Bank AG	7/06/16	(205,032)
EUR	85,000,000	USD	96,159,753	Citibank N.A.	7/06/16	(1,809,365)
EUR	36,000,000	USD	40,919,972	Goldman Sachs International	7/06/16	(959,808)
EUR	50,000,000	USD	56,240,502	Goldman Sachs International	7/06/16	(740,274)
EUR	8,000,000	USD	9,060,250	Morgan Stanley & Co. International PLC	7/06/16	(180,214)
EUR	30,000,000	USD	33,486,721	Morgan Stanley & Co. International PLC	7/06/16	(186,584)
EUR	39,000,000	USD	43,626,269	Standard Chartered Bank	7/06/16	(336,091)
EUR	3,000,000	USD	3,404,800	State Street Bank and Trust Co.	7/06/16	(74,787)
EUR	25,000,000	USD	28,050,985	State Street Bank and Trust Co.	7/06/16	(300,871)
MXN	345,009,424	USD	18,664,705	Citibank N.A.	7/06/16	195,391
MXN	358,876,061	USD	19,889,970	HSBC Bank PLC	7/06/16	(271,848)
MXN	307,177,248	USD	16,511,000	Morgan Stanley & Co. International PLC	7/06/16	280,983
MXN	101,400,783	USD	5,486,000	State Street Bank and Trust Co.	7/06/16	57,120
MXN	319,607,010	USD	17,156,331	UBS AG	7/06/16	315,130
RUB	1,288,324,295	EUR	16,993,000	Deutsche Bank AG	7/06/16	1,251,653

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	1,134,449,650	USD	17,021,000	Deutsche Bank AG	7/06/16	$ 690,593
RUB	1,147,215,400	USD	17,021,000	Deutsche Bank AG	7/06/16	889,898
USD	7,695,000	BRL	26,547,750	Morgan Stanley & Co. International PLC	7/06/16	(553,409)
USD	20,000,000	BRL	71,220,000	Morgan Stanley & Co. International PLC	7/06/16	(2,128,116)
USD	2,930,946	CNY	19,312,000	Standard Chartered Bank	7/06/16	24,731
USD	1,365,000	COP	4,074,525,000	BNP Paribas S.A.	7/06/16	(27,970)
USD	3,405,000	COP	10,206,112,950	Credit Suisse International	7/06/16	(84,193)
USD	1,360,000	COP	4,066,400,000	HSBC Bank PLC	7/06/16	(30,192)
USD	1,565,000	COP	4,671,525,000	Royal Bank of Scotland PLC	7/06/16	(32,068)
USD	3,164,822,616	EUR	2,834,161,000	Barclays Bank PLC	7/06/16	18,890,983
USD	2,266,831	EUR	2,000,000	Citibank N.A.	7/06/16	46,822
USD	7,286,728	EUR	6,429,000	Citibank N.A.	7/06/16	150,509
USD	3,414,246	EUR	2,993,000	Morgan Stanley & Co. International PLC	7/06/16	92,003
USD	1,890,196	EUR	1,677,000	State Street Bank and Trust Co.	7/06/16	28,718
USD	3,992,752	EUR	3,536,000	State Street Bank and Trust Co.	7/06/16	67,776
USD	504,112,653	GBP	344,221,000	Barclays Bank PLC	7/06/16	45,841,839
USD	1,788,472	GBP	1,259,000	Citibank N.A.	7/06/16	112,331
USD	1,685,718	GBP	1,146,000	Morgan Stanley & Co. International PLC	7/06/16	160,017
USD	2,254,104	GBP	1,550,000	Morgan Stanley & Co. International PLC	7/06/16	190,547
USD	4,649,906	JPY	516,472,000	Bank of America N.A.	7/06/16	(352,459)
USD	2,106,944	JPY	229,899,000	Citibank N.A.	7/06/16	(119,776)
USD	4,651,979	JPY	516,472,000	Morgan Stanley & Co. International PLC	7/06/16	(350,386)
USD	9,316,472	JPY	1,032,944,000	UBS AG	7/06/16	(688,257)
USD	19,240,947	MXN	345,009,424	BNP Paribas S.A.	7/06/16	380,851
USD	19,398,603	MXN	347,836,341	BNP Paribas S.A.	7/06/16	383,972
USD	21,997,000	MXN	410,643,428	Citibank N.A.	7/06/16	(451,008)
USD	44,592,061	MXN	834,585,000	HSBC Bank PLC	7/06/16	(1,030,905)
USD	366,106,761	MXN	6,797,431,000	Royal Bank of Scotland PLC	7/06/16	(5,477,873)
USD	18,225,484	MXN	330,646,730	UBS AG	7/06/16	150,531
USD	27,611,092	NZD	40,949,000	Standard Chartered Bank	7/06/16	(1,617,162)
USD	17,021,000	RUB	1,116,883,978	BNP Paribas S.A.	7/06/16	(416,349)
USD	17,021,000	RUB	1,102,109,750	Deutsche Bank AG	7/06/16	(185,686)
USD	10,117,361	SEK	84,115,012	HSBC Bank PLC	7/06/16	172,871
USD	501,438	SEK	4,159,000	Morgan Stanley & Co. International PLC	7/06/16	9,741
USD	1,036,424	SEK	8,438,075	Morgan Stanley & Co. International PLC	7/06/16	38,833
USD	442,936	SEK	3,649,519	State Street Bank and Trust Co.	7/06/16	11,472
USD	1,339,495	SEK	11,415,344	State Street Bank and Trust Co.	7/06/16	(10,083)
USD	33,094,830	ZAR	519,991,000	Morgan Stanley & Co. International PLC	7/06/16	(2,167,140)
MXN	305,240,838	USD	16,511,000	Goldman Sachs International	7/07/16	173,526
MXN	310,682,522	USD	16,332,800	Goldman Sachs International	7/07/16	649,170
USD	5,503,667	MXN	102,993,967	Deutsche Bank AG	7/07/16	(126,004)
USD	16,332,800	MXN	305,058,894	Deutsche Bank AG	7/07/16	(341,781)
USD	5,503,667	MXN	103,033,153	Royal Bank of Scotland PLC	7/07/16	(128,146)
USD	5,503,667	MXN	102,962,656	UBS AG	7/07/16	(124,293)
USD	1,357,783	SGD	1,870,000	State Street Bank and Trust Co.	7/07/16	(30,300)
EUR	19,360,000	USD	21,335,400	Barclays Bank PLC	7/08/16	155,901
EUR	1,140,000	USD	1,262,924	Deutsche Bank AG	7/08/16	2,576
EUR	3,052,351	USD	3,394,764	Goldman Sachs International	7/08/16	(6,386)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	65

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,997,649	USD	17,793,546	Morgan Stanley & Co. International PLC	7/08/16	$ (34,750)
MXN	328,194,870	USD	17,752,482	Royal Bank of Scotland PLC	7/08/16	184,994
TRY	1,998,878	USD	675,000	BNP Paribas S.A.	7/08/16	18,518
TRY	50,173,306	USD	16,943,000	BNP Paribas S.A.	7/08/16	464,805
TRY	33,838,961	USD	11,647,000	Morgan Stanley & Co. International PLC	7/08/16	93,547
USD	10,955,073	GBP	8,310,000	Citibank N.A.	7/08/16	(108,453)
USD	45,114,790	GBP	34,300,000	State Street Bank and Trust Co.	7/08/16	(550,546)
USD	18,093,328	MXN	328,194,870	State Street Bank and Trust Co.	7/08/16	155,852
USD	11,647,000	TRY	33,835,700	BNP Paribas S.A.	7/08/16	(92,415)
USD	16,943,000	TRY	50,443,411	Deutsche Bank AG	7/08/16	(558,519)
USD	15,513,120	ZAR	246,169,123	Citibank N.A.	7/08/16	(1,173,280)
USD	38,782,800	ZAR	615,312,275	HSBC Bank PLC	7/08/16	(2,925,708)
ZAR	332,425,489	USD	21,714,000	BNP Paribas S.A.	7/08/16	819,227
ZAR	216,659,194	USD	14,476,000	Goldman Sachs International	7/08/16	210,091
ZAR	275,072,379	USD	18,105,920	Morgan Stanley & Co. International PLC	7/08/16	539,667
CNH	266,486,087	USD	39,926,000	BNP Paribas S.A.	7/11/16	37,943
IDR	21,028,700,000	USD	1,540,000	Standard Chartered Bank	7/11/16	48,842
IDR	84,600,475,000	USD	6,155,000	Standard Chartered Bank	7/11/16	237,065
JPY	157,998,649	USD	1,475,706	JPMorgan Chase Bank N.A.	7/11/16	54,853
NZD	14,000,000	USD	9,860,620	Citibank N.A.	7/11/16	129,529
USD	5,177,000	ARS	81,071,820	BNP Paribas S.A.	7/11/16	(178,989)
USD	23,258,902	CNH	153,524,730	Citibank N.A.	7/11/16	235,360
USD	32,058,544	EUR	28,763,506	Morgan Stanley & Co. International PLC	7/11/16	124,931
USD	7,695,000	IDR	103,728,600,000	Standard Chartered Bank	7/11/16	(142,308)
USD	7,496,597	JPY	832,500,000	BNP Paribas S.A.	7/11/16	(567,967)
USD	35,172,626	JPY	3,906,824,093	BNP Paribas S.A.	7/11/16	(2,673,422)
USD	9,841,082	NZD	14,019,436	JPMorgan Chase Bank N.A.	7/11/16	(162,937)
INR	1,924,999,560	USD	28,296,333	Citibank N.A.	7/12/16	162,731
INR	1,925,000,440	USD	28,288,030	Citibank N.A.	7/12/16	171,047
USD	7,992,513	INR	541,232,981	Citibank N.A.	7/12/16	(9,039)
USD	8,978,478	INR	608,000,102	Citibank N.A.	7/12/16	(10,154)
USD	14,240,979	INR	962,191,713	Citibank N.A.	7/12/16	16,001
USD	15,997,762	INR	1,080,888,786	Citibank N.A.	7/12/16	17,975
USD	18,154,086	INR	1,230,075,495	Citibank N.A.	7/12/16	(31,267)
USD	16,489,437	INR	1,116,499,810	UBS AG	7/12/16	(16,821)
USD	4,153,777	KRW	4,952,673,360	Goldman Sachs International	7/12/16	(145,456)
USD	8,378,422	THB	299,989,411	Bank of New York Mellon	7/12/16	(156,613)
EUR	35,749,750	USD	40,920,380	Goldman Sachs International	7/13/16	(1,227,570)
IDR	383,749,309,100	USD	28,619,000	BNP Paribas S.A.	7/13/16	366,473
INR	1,478,369,460	USD	21,993,000	JPMorgan Chase Bank N.A.	7/13/16	(140,816)
MXN	374,640,728	USD	20,162,628	Citibank N.A.	7/13/16	303,519
MXN	408,624,598	USD	21,993,789	Citibank N.A.	7/13/16	328,854
MXN	287,818,040	USD	15,555,882	Goldman Sachs International	7/13/16	167,252
MXN	780,680,569	USD	41,999,170	Royal Bank of Scotland PLC	7/13/16	648,418
MXN	501,602,315	USD	26,895,514	State Street Bank and Trust Co.	7/13/16	506,383
USD	4,663,400	ARS	69,260,817	BNP Paribas S.A.	7/13/16	92,734
USD	40,418,133	EUR	35,749,750	Royal Bank of Scotland PLC	7/13/16	725,323
USD	9,539,667	IDR	127,287,772,244	HSBC Bank PLC	7/13/16	(74,673)

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	19,079,333	IDR	254,613,703,422	JPMorgan Chase Bank N.A.	7/13/16	$ (152,229)
USD	21,993,000	INR	1,500,582,390	Standard Chartered Bank	7/13/16	(187,520)
USD	7,659,528	MXN	141,713,037	BNP Paribas S.A.	7/13/16	(82,075)
USD	13,540,342	MXN	248,025,220	JPMorgan Chase Bank N.A.	7/13/16	(8,960)
USD	15,712,736	MXN	287,818,040	JPMorgan Chase Bank N.A.	7/13/16	(10,398)
USD	22,173,082	MXN	406,155,425	JPMorgan Chase Bank N.A.	7/13/16	(14,673)
USD	30,906,533	MXN	566,130,417	JPMorgan Chase Bank N.A.	7/13/16	(20,452)
USD	20,722,527	MXN	383,917,102	Morgan Stanley & Co. International PLC	7/13/16	(250,376)
USD	17,143,797	MXN	319,607,010	UBS AG	7/13/16	(315,928)
USD	12,810,000	ZAR	190,676,850	BNP Paribas S.A.	7/13/16	(101,396)
USD	12,810,000	ZAR	188,790,296	Morgan Stanley & Co. International PLC	7/13/16	26,349
ZAR	191,860,494	USD	12,810,000	Citibank N.A.	7/13/16	181,545
ZAR	193,995,793	USD	12,810,000	Goldman Sachs International	7/13/16	326,133
CAD	16,072,294	USD	12,384,500	Deutsche Bank AG	7/14/16	56,552
CAD	15,986,978	USD	12,384,500	Royal Bank of Canada	7/14/16	(9,489)
CAD	8,045,027	USD	6,192,250	Royal Bank of Scotland PLC	7/14/16	35,149
EUR	19,795,000	USD	22,372,806	Royal Bank of Scotland PLC	7/14/16	(393,669)
INR	2,050,949,420	USD	30,511,000	JPMorgan Chase Bank N.A.	7/14/16	(200,805)
JPY	2,356,497,120	USD	21,980,000	Citibank N.A.	7/14/16	849,924
JPY	7,856,073,906	USD	73,283,000	Standard Chartered Bank	7/14/16	2,827,245
KRW	43,207,470,800	USD	37,344,400	Morgan Stanley & Co. International PLC	7/14/16	161,651
KRW	21,827,801,800	USD	18,672,200	Standard Chartered Bank	7/14/16	275,325
MYR	44,818,435	USD	10,996,500	JPMorgan Chase Bank N.A.	7/14/16	109,828
RUB	907,427,570	USD	13,916,000	BNP Paribas S.A.	7/14/16	220,313
RUB	1,855,041,893	USD	28,277,000	BNP Paribas S.A.	7/14/16	621,672
RUB	1,863,737,070	USD	28,277,000	Deutsche Bank AG	7/14/16	757,130
USD	12,384,501	CAD	15,864,590	Morgan Stanley & Co. International PLC	7/14/16	104,226
USD	22,523,217	EUR	19,795,000	Morgan Stanley & Co. International PLC	7/14/16	544,080
USD	16,242,322	INR	1,099,686,397	Citibank N.A.	7/14/16	(9,522)
USD	14,268,678	INR	965,989,515	HSBC Bank PLC	7/14/16	(7,310)
USD	95,263,000	JPY	10,168,829,882	Royal Bank of Scotland PLC	7/14/16	(3,253,402)
USD	93,361,000	KRW	108,583,511,050	JPMorgan Chase Bank N.A.	7/14/16	(894,429)
USD	25,449,300	RUB	1,641,734,343	Deutsche Bank AG	7/14/16	(126,372)
USD	14,138,500	RUB	944,451,800	Morgan Stanley & Co. International PLC	7/14/16	(574,593)
USD	13,916,000	RUB	899,112,760	Société Générale	7/14/16	(90,781)
USD	21,993,000	TWD	708,944,355	JPMorgan Chase Bank N.A.	7/14/16	9,048
EUR	1,140,000	USD	1,253,799	Deutsche Bank AG	7/15/16	12,033
GBP	8,310,000	USD	10,956,403	Citibank N.A.	7/15/16	107,810
USD	1,263,200	EUR	1,140,000	Deutsche Bank AG	7/15/16	(2,633)
USD	3,532,004	GBP	2,580,000	Morgan Stanley & Co. International PLC	7/15/16	96,906
USD	11,357,556	GBP	8,310,000	Morgan Stanley & Co. International PLC	7/15/16	293,344
USD	14,830,000	ARS	218,001,000	BNP Paribas S.A.	7/19/16	490,973
USD	12,011,120	MXN	222,978,360	Bank of America N.A.	7/19/16	(162,895)
USD	12,557,080	MXN	232,798,054	Bank of America N.A.	7/19/16	(153,063)
MXN	343,839,254	USD	18,574,881	Goldman Sachs International	7/20/16	196,011
MXN	347,623,902	USD	19,245,451	HSBC Bank PLC	7/20/16	(267,947)
USD	18,015,208	MXN	334,532,270	State Street Bank and Trust Co.	7/20/16	(247,597)
USD	19,422,299	MXN	356,930,886	State Street Bank and Trust Co.	7/20/16	(63,292)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	67

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,817,367	RUB	318,319,600	JPMorgan Chase Bank N.A.	7/20/16	$ (133,459)
USD	2,855,000	ARS	41,911,400	BNP Paribas S.A.	7/21/16	101,294
USD	7,135,000	ARS	104,527,750	BNP Paribas S.A.	7/21/16	267,211
TRY	59,658,567	USD	20,353,201	HSBC Bank PLC	7/22/16	273,782
TRY	30,055,570	USD	10,176,600	Royal Bank of Scotland PLC	7/22/16	215,130
USD	3,560,000	ARS	53,827,200	Royal Bank of Scotland PLC	7/22/16	25,325
USD	30,529,800	TRY	88,771,499	Citibank N.A.	7/22/16	(162,995)
MXN	156,028,083	USD	8,231,500	BNP Paribas S.A.	7/28/16	279,864
USD	9,603,532	ARS	141,412,002	BNP Paribas S.A.	7/29/16	352,855
USD	4,432,399	ARS	65,244,916	Royal Bank of Scotland PLC	7/29/16	164,306
COP	40,194,575,000	USD	13,730,000	Credit Suisse International	8/01/16	(71,973)
COP	40,613,340,000	USD	13,730,000	Credit Suisse International	8/01/16	70,322
COP	56,291,536,000	USD	19,220,000	Standard Chartered Bank	8/01/16	(92,262)
COP	81,059,850,000	USD	27,450,000	Standard Chartered Bank	8/01/16	93,955
BRL	64,937,018	USD	19,264,000	Goldman Sachs International	8/02/16	738,131
BRL	153,426,979	USD	45,515,139	Goldman Sachs International	8/02/16	1,743,985
USD	34,019,460	INR	2,294,612,600	HSBC Bank PLC	8/02/16	224,216
USD	38,359,499	INR	2,587,540,000	HSBC Bank PLC	8/02/16	249,996
USD	2,895,786	CNY	19,312,000	Standard Chartered Bank	8/03/16	(6,988)
USD	2,787,963,231	EUR	2,509,192,000	Morgan Stanley & Co. International PLC	8/03/16	(164,808)
USD	459,484,159	GBP	341,218,000	Royal Bank of Scotland PLC	8/03/16	5,097,558
USD	7,374,956	JPY	757,083,500	Bank of America N.A.	8/03/16	35,619
USD	28,932,597	NZD	40,672,000	Standard Chartered Bank	8/03/16	(54,692)
USD	34,905,594	ZAR	519,991,000	HSBC Bank PLC	8/04/16	(142,300)
USD	8,882,760	ARS	128,000,572	BNP Paribas S.A.	8/10/16	563,832
EUR	34,700,647	USD	39,277,492	Royal Bank of Scotland PLC	8/12/16	(706,865)
USD	39,655,344	EUR	34,700,647	Royal Bank of Scotland PLC	8/12/16	1,084,717
EUR	10,219,600	RUB	743,680,292	Deutsche Bank AG	8/16/16	(121,116)
EUR	17,153,851	USD	19,274,498	Citibank N.A.	8/16/16	(204,831)
EUR	19,795,000	USD	22,440,860	Deutsche Bank AG	8/16/16	(435,068)
EUR	12,724,650	USD	14,121,054	JPMorgan Chase Bank N.A.	8/16/16	24,740
EUR	4,342,440	USD	4,814,869	Morgan Stanley & Co. International PLC	8/16/16	12,554
EUR	4,352,363	USD	4,825,995	Morgan Stanley & Co. International PLC	8/16/16	12,460
EUR	6,950,449	USD	7,875,636	Morgan Stanley & Co. International PLC	8/16/16	(148,931)
EUR	11,284,333	USD	12,731,289	Morgan Stanley & Co. International PLC	8/16/16	(186,672)
EUR	35,749,750	USD	40,462,429	Royal Bank of Scotland PLC	8/16/16	(719,991)
INR	6,699,105,000	USD	99,312,208	JPMorgan Chase Bank N.A.	8/16/16	(900,882)
INR	6,699,105,000	USD	99,319,570	UBS AG	8/16/16	(908,244)
JPY	10,158,970,161	USD	95,263,000	Royal Bank of Scotland PLC	8/16/16	3,262,699
MXN	567,334,671	USD	30,405,200	Citibank N.A.	8/16/16	479,821
MXN	306,319,328	USD	16,332,800	Deutsche Bank AG	8/16/16	342,858
MXN	314,731,491	USD	16,515,000	Deutsche Bank AG	8/16/16	618,606
MXN	308,735,315	USD	16,463,000	Royal Bank of Scotland PLC	8/16/16	344,181
PLN	218,838,767	USD	55,293,733	BNP Paribas S.A.	8/16/16	108,627
PLN	207,647,852	USD	53,613,522	JPMorgan Chase Bank N.A.	8/16/16	(1,044,313)
PLN	487,772,328	USD	121,825,067	Royal Bank of Scotland PLC	8/16/16	1,661,911
PLN	494,407,813	USD	127,589,113	State Street Bank and Trust Co.	8/16/16	(2,422,261)
RUB	752,346,513	EUR	10,219,600	Deutsche Bank AG	8/16/16	254,917

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	1,324,864,920	USD	19,869,000	Deutsche Bank AG	8/16/16	$ 586,311
RUB	1,806,986,880	USD	27,885,600	Deutsche Bank AG	8/16/16	13,454
USD	1,590,771	ARS	23,058,226	BNP Paribas S.A.	8/16/16	97,040
USD	2,867,273	EUR	2,586,401	Goldman Sachs International	8/16/16	(7,988)
USD	6,623,174	EUR	5,955,305	HSBC Bank PLC	8/16/16	2,755
USD	3,868,523	EUR	3,518,025	Morgan Stanley & Co. International PLC	8/16/16	(42,410)
USD	14,029,335	EUR	12,724,650	Royal Bank of Scotland PLC	8/16/16	(116,460)
USD	22,396,461	EUR	19,795,000	Royal Bank of Scotland PLC	8/16/16	390,669
USD	27,543,360	EUR	24,343,185	Royal Bank of Scotland PLC	8/16/16	481,422
USD	32,346,438	EUR	28,588,733	Royal Bank of Scotland PLC	8/16/16	564,791
USD	39,282,490	EUR	34,700,647	Royal Bank of Scotland PLC	8/16/16	706,323
USD	1,651,170	GBP	1,223,425	Barclays Bank PLC	8/16/16	21,787
USD	13,720,221	GBP	10,156,799	BNP Paribas S.A.	8/16/16	193,173
USD	13,737,565	GBP	10,170,000	BNP Paribas S.A.	8/16/16	192,936
USD	18,972,798	GBP	14,299,900	Citibank N.A.	8/16/16	(72,122)
USD	13,733,797	GBP	10,190,492	Deutsche Bank AG	8/16/16	161,877
USD	12,081,820	GBP	8,950,000	JPMorgan Chase Bank N.A.	8/16/16	162,014
USD	13,727,175	GBP	10,156,745	JPMorgan Chase Bank N.A.	8/16/16	200,200
USD	5,488,202	GBP	4,062,539	Royal Bank of Scotland PLC	8/16/16	77,623
USD	5,959,718	INR	404,605,256	Standard Chartered Bank	8/16/16	15,978
USD	19,866,500	JPY	2,043,627,122	BNP Paribas S.A.	8/16/16	46,598
USD	27,765,000	JPY	2,852,576,100	BNP Paribas S.A.	8/16/16	99,592
USD	19,866,500	JPY	2,041,978,202	Goldman Sachs International	8/16/16	62,590
USD	27,765,000	JPY	2,855,907,900	Morgan Stanley & Co. International PLC	8/16/16	67,279
USD	16,515,000	MXN	315,408,045	Citibank N.A.	8/16/16	(655,437)
USD	18,588,800	MXN	345,009,424	Citibank N.A.	8/16/16	(193,101)
USD	13,714,000	MXN	257,140,435	Goldman Sachs International	8/16/16	(284,418)
USD	15,503,720	MXN	287,818,040	Goldman Sachs International	8/16/16	(164,749)
USD	16,511,000	MXN	306,454,067	Goldman Sachs International	8/16/16	(171,993)
USD	18,525,522	MXN	343,839,254	Goldman Sachs International	8/16/16	(192,675)
USD	17,683,898	MXN	328,194,870	Royal Bank of Scotland PLC	8/16/16	(182,639)
USD	5,486,000	MXN	101,818,192	State Street Bank and Trust Co.	8/16/16	(56,861)
USD	420,860,633	PLN	1,641,951,944	Royal Bank of Scotland PLC	8/16/16	5,175,544
USD	31,608,399	PLN	122,533,120	State Street Bank and Trust Co.	8/16/16	587,278
USD	27,885,600	RUB	1,862,060,940	Deutsche Bank AG	8/16/16	(863,773)
USD	19,869,000	RUB	1,295,458,800	JPMorgan Chase Bank N.A.	8/16/16	(132,294)
USD	2,255,742	ARS	33,881,247	Royal Bank of Scotland PLC	8/18/16	63,254
USD	5,552,549	ARS	83,399,282	Royal Bank of Scotland PLC	8/18/16	155,701
USD	162,916,257	IDR	2,188,779,917,445	Nomura International PLC	8/22/16	(1,183,161)
ARS	171,173,051	USD	11,122,500	BNP Paribas S.A.	8/29/16	(111,046)
ARS	57,651,625	USD	3,707,500	Royal Bank of Scotland PLC	8/29/16	1,193
EUR	131,498	USD	146,365	Barclays Bank PLC	9/06/16	(66)
EUR	16,062	USD	17,842	BNP Paribas S.A.	9/06/16	28
EUR	21,415	USD	23,772	BNP Paribas S.A.	9/06/16	53
EUR	26,769	USD	29,676	BNP Paribas S.A.	9/06/16	106
EUR	40,754	USD	45,201	BNP Paribas S.A.	9/06/16	140
EUR	72,000	USD	80,524	Citibank N.A.	9/06/16	(420)
EUR	72,000	USD	80,296	Deutsche Bank AG	9/06/16	(192)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	69

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	72,000	USD	80,332	Deutsche Bank AG	9/06/16	$ (228)
EUR	72,000	USD	80,420	Deutsche Bank AG	9/06/16	(316)
EUR	324,682	USD	365,294	Deutsche Bank AG	9/06/16	(4,067)
EUR	147,803	USD	166,462	HSBC Bank PLC	9/06/16	(2,023)
EUR	117,515	USD	132,074	JPMorgan Chase Bank N.A.	9/06/16	(1,332)
EUR	305,502	USD	340,394	UBS AG	9/06/16	(506)
USD	51,212	EUR	45,000	Barclays Bank PLC	9/06/16	1,147
USD	647,444	EUR	570,000	Credit Suisse International	9/06/16	13,287
USD	3,268,382	EUR	2,920,000	JPMorgan Chase Bank N.A.	9/06/16	19,718
AUD	13,500,000	USD	9,905,072	Citibank N.A.	9/08/16	136,913
AUD	20,400,003	USD	15,260,567	Citibank N.A.	9/08/16	(86,010)
USD	15,026,742	AUD	20,400,000	Barclays Bank PLC	9/08/16	(147,812)
USD	10,013,558	AUD	13,500,000	Royal Bank of Canada	9/08/16	(28,427)
USD	6,585,528	EUR	5,775,087	Citibank N.A.	9/08/16	159,912
USD	28,000,006	INR	1,925,000,440	Citibank N.A.	9/09/16	(161,013)
USD	28,009,160	INR	1,924,999,560	Citibank N.A.	9/09/16	(151,846)
USD	5,657,819	ARS	88,544,867	BNP Paribas S.A.	9/12/16	(844)
EUR	26,161,000	USD	29,632,306	Citibank N.A.	9/21/16	(509,470)
EUR	18,687,000	USD	21,178,234	State Street Bank and Trust Co.	9/21/16	(375,572)
GBP	29,791,000	USD	43,605,087	Citibank N.A.	9/21/16	(3,912,798)
GBP	70,030,000	USD	102,923,511	Citibank N.A.	9/21/16	(9,618,452)
GBP	48,632,000	USD	71,538,445	Royal Bank of Scotland PLC	9/21/16	(6,743,192)
GBP	20,854,000	USD	29,612,680	UBS AG	9/21/16	(1,827,678)
JPY	4,619,108,658	USD	44,441,000	JPMorgan Chase Bank N.A.	9/21/16	421,985
JPY	7,568,350,861	USD	72,590,500	JPMorgan Chase Bank N.A.	9/21/16	916,931
MXN	1,686,012,260	USD	89,541,000	State Street Bank and Trust Co.	9/21/16	1,898,446
USD	58,719,319	EUR	51,995,000	Morgan Stanley & Co. International PLC	9/21/16	837,668
USD	8,668,374	EUR	7,675,400	Royal Bank of Scotland PLC	9/21/16	123,999
USD	27,617,645	EUR	24,454,000	Royal Bank of Scotland PLC	9/21/16	395,069
USD	87,103,306	EUR	77,125,500	Royal Bank of Scotland PLC	9/21/16	1,245,988
USD	28,702,121	GBP	20,183,000	Citibank N.A.	9/21/16	1,811,132
USD	41,131,648	GBP	31,118,000	HSBC Bank PLC	9/21/16	(328,681)
USD	21,323,454	GBP	14,950,000	Royal Bank of Scotland PLC	9/21/16	1,404,696
USD	44,850,000	JPY	4,753,373,430	State Street Bank and Trust Co.	9/21/16	(1,317,028)
USD	37,374,000	MXN	717,035,140	HSBC Bank PLC	9/21/16	(1,513,793)
USD	14,958,000	MXN	281,305,315	State Street Bank and Trust Co.	9/21/16	(298,355)
CHF	2,000,478	EUR	1,864,500	Citibank N.A.	9/28/16	(16,747)
CHF	5,335,782	EUR	4,975,000	Royal Bank of Scotland PLC	9/28/16	(46,789)
CHF	4,668,087	EUR	4,350,500	UBS AG	9/28/16	(38,761)
EUR	11,190,000	CHF	12,079,605	UBS AG	9/28/16	24,821
ARS	37,910,769	USD	2,439,560	BNP Paribas S.A.	9/30/16	(37,628)
ARS	84,530,769	USD	5,489,011	BNP Paribas S.A.	9/30/16	(133,351)
ARS	47,723,901	USD	3,049,451	Royal Bank of Scotland PLC	9/30/16	(25,782)
USD	19,809,500	ARS	303,901,501	BNP Paribas S.A.	9/30/16	555,053
USD	2,262,000	ARS	34,224,060	Royal Bank of Scotland PLC	10/05/16	99,965
USD	142,999,000	CNH	944,022,198	Deutsche Bank AG	11/07/16	2,190,702
USD	106,583,333	SAR	406,295,667	Citibank N.A.	11/23/16	(1,333,389)
USD	5,922,000	ARS	96,647,040	BNP Paribas S.A.	12/01/16	12,753

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,986,319	ARS	139,557,534	BNP Paribas S.A.	12/05/16	$ 472,618
USD	12,300,000	SGD	16,586,636	Barclays Bank PLC	12/15/16	9,364
HKD	506,756,750	USD	64,555,000	HSBC Bank PLC	2/03/17	835,273
USD	64,555,000	HKD	503,851,775	HSBC Bank PLC	2/03/17	(460,424)
HKD	236,508,850	USD	30,520,000	HSBC Bank PLC	2/27/17	(4,829)
USD	64,000,000	HKD	498,528,000	HSBC Bank PLC	2/27/17	(321,768)
USD	240,320,322	JPY	28,321,750,000	Bank of America N.A.	9/15/17	(39,153,904)
USD	242,211,152	JPY	28,321,750,000	Bank of America N.A.	9/15/17	(37,263,075)
HKD	513,863,246	USD	64,885,000	Goldman Sachs International	1/19/18	1,262,758
USD	64,885,000	HKD	507,562,913	Goldman Sachs International	1/19/18	(451,739)
Total						$(23,622,877)

Interest Indexed Caps Purchased
Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
10Y-2Y CMS Index Cap[1]	1.30%	Bank of America N.A.	10/20/16	USD	780,400	$16,295	$309,373	$(293,078)

[1]	Fund pays the upfront premium and receives the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
SPDR S&P 500 ETF Trust Futures	Call	7/01/16	USD	213.00	919	$1,379
Nikkei 225 Index	Call	7/08/16	JPY	17,000.00	326	9,471
Nikkei 225 Index	Call	7/08/16	JPY	17,500.00	310	6,004
SPDR S&P 500 ETF Trust Futures	Call	7/08/16	USD	209.00	1,712	280,768
Alibaba Group Holding Ltd.	Call	7/15/16	USD	82.5	927	39,398
E-Mini S&P 500 Index Futures	Call	7/15/16	USD	1,950.00	370	2,631,625
E-Mini S&P 500 Index Futures	Call	7/15/16	USD	2,050.00	370	934,250
E-Mini S&P 500 Index Futures	Call	7/15/16	USD	2,150.00	125	9,531
Financial Select Sector SPDR Fund	Call	7/15/16	USD	24.00	111,014	222,028
Financial Select Sector SPDR Fund	Call	7/15/16	USD	23.00	55,507	1,470,935
SPDR Gold Trust ETF[1]	Call	7/15/16	USD	127.00	1,862	287,679
U.S. Treasury Notes (10 Year)	Call	7/22/16	USD	131.00	9,979	20,893,531
SPDR S&P 500 ETF Trust Futures	Call	8/19/16	USD	220.00	97,583	2,390,783
SPDR S&P 500 ETF Trust Futures	Call	8/19/16	USD	225.00	19,055	123,858
Nikkei 225 Index	Call	9/09/16	JPY	18,000.00	753	437,515
iShares iBoxx $ High Yield Corporate Bond ETF	Call	9/16/16	USD	85.00	46,469	4,228,679
SPDR Barclays Capital High Yield Bond ETF	Call	9/16/16	USD	35.00	54,810	4,384,800
SPDR Gold Trust ETF[1]	Call	9/16/16	USD	125.00	7,000	3,395,000
SPDR S&P 500 ETF Trust Futures	Call	9/16/16	USD	230.00	12,833	76,998
SPDR Gold Trust ETF[1]	Call	9/30/16	USD	130.00	42,077	13,359,448
E-Mini S&P 500 Index Futures	Put	7/01/16	USD	2,060.00	620	26,350
CBOE Volatility Index	Put	7/20/16	USD	18.00	6,023	1,370,233
CBOE Volatility Index	Put	7/20/16	USD	14.00	6,023	105,403
Euro-Bund Futures	Put	7/22/16	EUR	160.00	500	5,549
U.S. Treasury Notes (10 Year) Futures	Put	7/22/16	USD	130.50	7,823	611,172

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	71

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Fortescue Metals Group Ltd.	Put	7/28/16	AUD	2.70	8,647	$16,122
Total						$57,318,509

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Value
USD Currency	Call	Up-and-Out	Deutsche Bank AG	7/07/16	CNH	6.62	CNH	6.88	USD	39,926	$325,247
USD Currency	Call	One-Touch	Goldman Sachs International	4/07/17	JPY	140.00	JPY	140.00	USD	31,050	266,263
USD Currency	Call	One-Touch	Goldman Sachs International	4/07/17	JPY	130.00	JPY	130.00	USD	17,470	353,359
USD Currency	Call	One-Touch	Goldman Sachs International	4/09/18	JPY	140.00	JPY	140.00	USD	17,440	361,296
GBP Currency	Put	One-Touch	Citibank N.A.	7/21/16	USD	1.35	USD	1.35	GBP	27,134	26,713,523
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	7/27/16	USD	1.34	USD	1.25	GBP	36,787	397,874
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	8/03/16	USD	1.33	USD	1.26	GBP	750	263,651
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	8/03/16	USD	1.32	USD	1.25	GBP	750	245,082
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	9/02/16	USD	1.32	USD	1.24	GBP	750	212,557
GBP Currency	Put	Down-and-Out	BNP Paribas S.A.	9/02/16	USD	1.30	USD	1.22	GBP	750	171,299
Total											$29,310,151

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
GBP Currency	Call	BNP Paribas S.A.	7/01/16	USD	1.46	GBP	31,200	—	$4
GBP Currency	Call	Citibank N.A.	7/01/16	USD	1.50	GBP	37,500	—	5
USD Currency	Call	Citibank N.A.	7/01/16	MXN	17.65	USD	27,490	—	1,210,506
USD Currency	Call	Morgan Stanley & Co. International PLC	7/01/16	BRL	3.57	USD	29,883	—	3
USD Currency	Call	Morgan Stanley Capital Services LLC	7/01/16	TRY	2.95	USD	50,883	—	254
USD Currency	Call	UBS AG	7/01/16	RUB	64.50	USD	42,237	—	47,723
USD Currency	Call	BNP Paribas S.A.	7/08/16	ZAR	15.00	USD	41,424	—	197,791
USD Currency	Call	Goldman Sachs Bank USA	7/12/16	CAD	1.29	USD	24,769	—	265,474
USD Currency	Call	Barclays Bank PLC	7/14/16	JPY	110.00	USD	23,846	—	312
EUR Currency	Call	Deutsche Bank AG	7/18/16	USD	1.13	EUR	136,335	—	346,277
USD Currency	Call	Goldman Sachs International	7/18/16	MXN	19.25	USD	38,411	—	126,107
USD Currency	Call	UBS AG	7/18/16	MXN	19.25	USD	21,948	—	72,057
USD Currency	Call	UBS AG	7/18/16	MXN	19.00	USD	16,463	—	90,290
USD Currency	Call	BNP Paribas S.A.	7/19/16	JPY	124.00	USD	65,000	—	7
USD Currency	Call	Deutsche Bank AG	7/19/16	JPY	124.00	USD	65,000	—	7
USD Currency	Call	JPMorgan Chase Bank N.A.	7/19/16	JPY	120.00	USD	65,000	—	7
EUR Currency	Call	HSBC Bank PLC	7/22/16	CHF	1.13	EUR	7,780	—	960
EUR Currency	Call	UBS AG	7/22/16	CHF	1.11	EUR	31,060	—	22,453
USD Currency	Call	Deutsche Bank AG	7/29/16	JPY	118.00	USD	295,938	—	1,036
USD Currency	Call	Deutsche Bank AG	8/04/16	CAD	1.30	USD	88,910	—	1,003,501
USD Currency	Call	Deutsche Bank AG	8/05/16	JPY	106.00	USD	27,521	—	129,750
USD Currency	Call	HSBC Bank PLC	8/09/16	CHF	1.05	USD	79,800	—	4,229
USD Currency	Call	Royal Bank of Scotland PLC	8/09/16	CHF	1.04	USD	160,780	—	15,628
USD Currency	Call	Bank of America N.A.	8/12/16	CNH	7.00	USD	64,500	—	46,079
USD Currency	Call	Deutsche Bank AG	8/12/16	CNY	7.00	USD	64,500	—	46,079

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	Deutsche Bank AG	8/12/16	CNH	7.25	USD	64,500	—	$3,715
USD Currency	Call	BNP Paribas S.A.	8/15/16	SAR	3.79	USD	110,290	—	129,392
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	157,805	—	230,064
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	156,670	—	228,409
EUR Currency	Call	HSBC Bank PLC	8/24/16	CHF	1.13	EUR	7,768	—	7,431
EUR Currency	Call	UBS AG	8/24/16	CHF	1.11	EUR	31,060	—	81,629
USD Currency	Call	Deutsche Bank AG	8/24/16	CNH	6.70	USD	44,697	—	324,286
USD Currency	Call	Deutsche Bank AG	8/24/16	CNH	7.15	USD	44,697	—	20,587
USD Currency	Call	Deutsche Bank AG	9/06/16	CHF	1.03	USD	82,420	—	81,563
USD Currency	Call	Deutsche Bank AG	9/06/16	CHF	1.08	USD	82,420	—	4,879
USD Currency	Call	BNP Paribas S.A.	9/09/16	CAD	1.31	USD	31,210	—	403,873
USD Currency	Call	HSBC Bank PLC	9/23/16	CNH	6.70	USD	93,200	—	966,829
EUR Currency	Call	HSBC Bank PLC	9/27/16	CHF	1.15	EUR	50,000	—	48,441
USD Currency	Call	BNP Paribas S.A.	9/27/16	HKD	7.80	USD	127,160	—	125,075
USD Currency	Call	Bank of America N.A.	9/28/16	CNH	6.70	USD	172,258	—	1,864,756
USD Currency	Call	Deutsche Bank AG	9/28/16	CNH	6.70	USD	172,258	—	1,864,756
USD Currency	Call	Goldman Sachs International	9/28/16	CNH	6.70	USD	174,110	—	1,884,810
S&P 500 Index[1]	Call	Goldman Sachs International	10/17/16	USD	2,004.40		—	126,771	421,347
USD Currency	Call	Bank of America N.A.	10/27/16	CAD	1.32	USD	33,675	—	517,753
USD Currency	Call	Deutsche Bank AG	10/27/16	CAD	1.32	USD	45,000	—	691,875
USD Currency	Call	Deutsche Bank AG	11/03/16	CAD	1.32	USD	111,135	—	1,784,450
USD Currency	Call	Deutsche Bank AG	12/06/16	CHF	1.05	USD	82,420	—	228,996
USD Currency	Call	Deutsche Bank AG	12/06/16	CHF	1.10	USD	35,323	—	25,701
USD Currency	Call	Deutsche Bank AG	12/15/16	CNH	6.75	USD	46,133	—	737,782
EUR Currency	Put	Citibank N.A.	7/01/16	USD	1.12	EUR	20,500	—	223,769
EUR Currency	Put	Citibank N.A.	7/01/16	USD	1.10	EUR	19,200	—	9,122
KOSPI 200 Index	Put	Citibank N.A.	7/14/16	KRW	237.43		—	150	41,852
USD Currency	Put	JPMorgan Chase Bank N.A.	7/15/16	MXN	18.50	USD	110,204	—	1,530,899
USD Currency	Put	JPMorgan Chase Bank N.A.	7/15/16	MXN	18.30	USD	40,947	—	357,005
GBP Currency	Put	Deutsche Bank AG	7/27/16	USD	1.45	GBP	21,350	—	2,496,612
GBP Currency	Put	HSBC Bank PLC	7/27/16	USD	1.35	GBP	21,350	—	653,091
USD Currency	Put	Deutsche Bank AG	7/27/16	MXN	19.40	USD	62,070	—	3,252,431
USD Currency	Put	Deutsche Bank AG	7/27/16	MXN	18.40	USD	62,070	—	857,956
GBP Currency	Put	Citibank N.A.	7/28/16	USD	1.32	GBP	191,702	—	3,124,207
National Stock Exchange CNX
Nifty Index	Put	Citibank N.A.	7/28/16	INR	7,843.65		—	116,016	46,945
USD Currency	Put	JPMorgan Chase Bank N.A.	9/30/16	JPY	115.00	USD	33,100	—	4,195,521
Total									$33,094,348

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

OTC Credit Default Swaptions Purchased

Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	375.00%	Receive	iTraxx Crossover Series 25 Version 1	9/21/16	EUR	21,580	$529,328

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	73

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
5-Year Interest Rate Swap	Bank of America N.A.	Call	1.26%	Receive	3-month LIBOR	7/05/16	USD 1,490,910	$19,898,520
2-Year Interest Rate Swap	Barclays Bank PLC	Call	1.20%	Receive	3-month LIBOR	10/13/16	USD 1,119,800	9,859,593
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.32%	Receive	3-month LIBOR	11/17/16	USD 734,608	12,464,417
5-Year Interest Rate Swap	Citibank N.A.	Call	1.46%	Receive	3-month LIBOR	12/01/16	USD 223,910	5,063,577
30-Year Interest Rate Swap	Citibank N.A.	Call	3.18%	Receive	3-month LIBOR	6/17/20	USD 37,740	11,724,273
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.42%	Receive	3-month LIBOR	5/24/21	USD 37,100	7,126,856
5-Year Interest Rate Swap	Bank of America N.A.	Put	1.26%	Pay	3-month LIBOR	7/05/16	USD 1,490,910	656
5-Year Interest Rate Swap	Bank of America N.A.	Put	1.11%	Pay	3-month LIBOR	8/01/16	USD 2,106,638	3,287,893
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.00%	Pay	3-month LIBOR	9/06/16	USD 2,505,160	849,700
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.48%	Pay	3-month LIBOR	9/06/16	USD 2,505,160	16,684
5-Year Interest Rate Swap	Citibank N.A.	Put	1.45%	Pay	3-month LIBOR	9/26/16	USD 95,000	106,939
5-Year Interest Rate Swap	Bank of America N.A.	Put	1.18%	Pay	3-month LIBOR	9/30/16	USD 2,106,638	7,696,497
20-Year Interest Rate Swap	Goldman Sachs International	Put	0.61%	Pay	6-month JPY LIBOR	10/12/16	JPY 7,465,405	367,845
5-Year Interest Rate Swap	Goldman Sachs International	Put	1.32%	Pay	3-month LIBOR	11/17/16	USD 734,608	2,851,256
5-Year Interest Rate Swap	Citibank N.A.	Put	1.46%	Pay	3-month LIBOR	12/01/16	USD 223,910	609,013
30-Year Interest Rate Swap	Citibank N.A.	Put	3.18%	Pay	3-month LIBOR	6/17/20	USD 37,740	1,642,602
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.42%	Pay	3-month LIBOR	5/24/21	USD 37,100	4,019,261
Total								$87,585,582

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Nikkei 225 Index	Call	07/08/16	JPY	18,500.00	310	$(6,004)
Nikkei 225 Index	Call	07/08/16	JPY	17,750.00	320	(6,198)
E-Mini S&P 500 Index Futures	Call	07/15/16	USD	2,000.00	744	(3,515,400)
SPDR Gold Trust ETF[1]	Call	07/15/16	USD	131.00	2,234	(102,764)
SPDR S&P 500 ETF Trust Futures	Call	07/15/16	USD	211.00	9,066	(1,087,920)
CBOE Volatility Index	Call	07/20/16	USD	19.00	3,020	(309,550)
CBOE Volatility Index	Call	07/20/16	USD	20.00	9,064	(770,440)
Nikkei 225 Index	Call	09/09/16	JPY	19,000.00	753	(131,254)
SPDR Gold Trust ETF[1]	Call	01/20/17	USD	130.00	25,019	(13,385,165)
E-Mini S&P 500 Index Futures	Put	07/01/16	USD	2,050.00	620	(15,500)
SPDR S&P 500 ETF Trust Futures	Put	07/15/16	USD	199.00	9,066	(308,244)
CBOE Volatility Index	Put	07/20/16	USD	16.00	12,046	(1,144,370)
Euro-Bund Futures	Put	07/22/16	EUR	157.00	500	(5,549)
SPDR S&P 500 ETF Trust Futures	Put	08/19/16	USD	190.00	26,040	(2,096,220)
SPDR S&P 500 ETF Trust Futures	Put	09/16/16	USD	180.00	611	(56,518)
Total						$(22,941,096)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
GBP Currency	Call	BNP Paribas S.A.	7/01/16	USD	1.50	GBP	37,500	$(5)
GBP Currency	Call	Citibank N.A.	7/01/16	USD	1.46	GBP	31,200	(4)
USD Currency	Call	Morgan Stanley & Co. International PLC	7/01/16	BRL	3.57	USD	29,883	(3)
USD Currency	Call	Barclays Bank PLC	7/14/16	JPY	114.00	USD	23,846	(2)
USD Currency	Call	JPMorgan Chase Bank N.A.	7/18/16	MXN	19.25	USD	21,948	(72,057)
USD Currency	Call	JPMorgan Chase Bank N.A.	7/18/16	MXN	19.25	USD	38,411	(126,107)
USD Currency	Call	Deutsche Bank AG	7/19/16	JPY	120.00	USD	65,000	(7)
USD Currency	Call	JPMorgan Chase Bank N.A.	7/19/16	JPY	124.00	USD	130,000	(13)
EUR Currency	Call	UBS AG	7/22/16	CHF	1.13	EUR	38,840	(4,793)
USD Currency	Call	Deutsche Bank AG	8/04/16	CAD	1.34	USD	118,550	(350,185)
USD Currency	Call	UBS AG	8/09/16	CHF	1.05	USD	79,800	(4,229)
USD Currency	Call	UBS AG	8/09/16	CHF	1.04	USD	160,780	(15,628)
USD Currency	Call	Bank of America N.A.	8/12/16	CNH	7.25	USD	64,500	(2,690)
USD Currency	Call	Deutsche Bank AG	8/12/16	CNY	7.25	USD	64,500	(2,690)
USD Currency	Call	Deutsche Bank AG	8/12/16	CNH	7.00	USD	64,500	(52,393)
EUR Currency	Call	UBS AG	8/24/16	CHF	1.13	EUR	38,840	(37,155)
USD Currency	Call	Deutsche Bank AG	8/24/16	CNH	7.00	USD	44,697	(59,527)
USD Currency	Call	Deutsche Bank AG	8/24/16	CNH	6.85	USD	44,697	(129,760)
EUR Currency	Call	Deutsche Bank AG	8/25/16	CHF	1.09	EUR	15,500	(119,273)
USD Currency	Call	Deutsche Bank AG	9/06/16	CHF	1.08	USD	82,420	(4,879)
USD Currency	Call	Deutsche Bank AG	9/06/16	CHF	1.03	USD	82,420	(81,563)
USD Currency	Call	BNP Paribas S.A.	9/09/16	CAD	1.34	USD	31,210	(203,823)
USD Currency	Call	HSBC Bank PLC	9/23/16	CNH	7.00	USD	124,300	(350,464)
EUR Currency	Call	Deutsche Bank AG	9/27/16	CHF	1.15	EUR	50,000	(48,441)
EUR Currency	Call	UBS AG	9/27/16	CHF	1.10	EUR	15,500	(106,912)
USD Currency	Call	BNP Paribas S.A.	9/27/16	HKD	8.00	USD	127,160	(18,985)
USD Currency	Call	Bank of America N.A.	9/28/16	CNH	7.00	USD	233,385	(715,138)
USD Currency	Call	Deutsche Bank AG	9/28/16	CNH	7.00	USD	233,385	(715,138)
USD Currency	Call	Goldman Sachs International	9/28/16	CNH	7.00	USD	237,085	(726,476)
USD Currency	Call	Bank of America N.A.	10/27/16	CAD	1.37	USD	33,675	(220,891)
USD Currency	Call	Deutsche Bank AG	10/27/16	CAD	1.37	USD	62,500	(409,969)
USD Currency	Call	Deutsche Bank AG	11/03/16	CAD	1.37	USD	148,185	(1,046,912)
USD Currency	Call	Deutsche Bank AG	12/06/16	CHF	1.10	USD	82,420	(59,969)
USD Currency	Call	Deutsche Bank AG	12/15/16	CNH	7.10	USD	46,133	(281,185)
GBP Currency	Put	Deutsche Bank AG	7/27/16	USD	1.35	GBP	21,350	(653,091)
GBP Currency	Put	HSBC Bank PLC	7/27/16	USD	1.45	GBP	21,350	(2,496,612)
USD Currency	Put	Deutsche Bank AG	7/27/16	MXN	18.80	USD	62,070	(1,655,097)
USD Currency	Put	Deutsche Bank AG	7/27/16	MXN	19.00	USD	62,070	(2,145,301)
GBP Currency	Put	Citibank N.A.	7/28/16	USD	1.25	GBP	191,702	(569,973)
EUR Currency	Put	Deutsche Bank AG	8/25/16	CHF	1.07	EUR	15,500	(130,810)
EUR Currency	Put	UBS AG	9/27/16	CHF	1.08	EUR	15,500	(241,297)
USD Currency	Put	JPMorgan Chase Bank N.A.	9/30/16	JPY	117.50	USD	33,100	(4,989,133)
Total								$(18,848,580)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	75

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaptions Written

Description	Counterparty	Put/ Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount[2] (000)		Value
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Call	350.00%	Receive	iTraxx Crossover Series 25 Version 1	B+	9/21/16	EUR	21,580	$(266,882)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	450.00%	Pay	iTraxx Crossover Series 25 Version 1	B+	9/21/16	EUR	21,580	(275,262)
Total										$(542,144)

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Barclays Bank PLC	Call	0.76%	Pay	3-month LIBOR	10/13/16	USD 1,119,800	$(2,422,788)
2-Year Interest Rate Swap	Barclays Bank PLC	Call	0.98%	Pay	3-month LIBOR	10/13/16	USD 1,119,800	(5,609,504)
5-Year Interest Rate Swap	Citibank N.A.	Call	0.50%	Pay	6-month EURIBOR	10/23/17	EUR 37,690	(975,840)
5-Year Interest Rate Swap	Citibank N.A.	Call	0.10%	Pay	6-month EURIBOR	10/27/17	EUR 93,160	(983,037)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Call	0.45%	Pay	6-month EURIBOR	11/20/17	EUR 56,000	(1,305,038)
2-Year Interest Rate Swap	Barclays Bank PLC	Call	0.88%	Pay	3-month LIBOR	1/08/18	USD 748,000	(4,188,224)
2-Year Interest Rate Swap	Citibank N.A.	Call	1.55%	Pay	3-month LIBOR	3/14/18	USD 750,100	(10,340,241)
2-Year Interest Rate Swap	Citibank N.A.	Call	0.90%	Pay	3-month LIBOR	4/03/18	USD 561,400	(3,438,103)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.84%	Pay	3-month LIBOR	4/19/18	USD 427,700	(2,408,511)
2-Year Interest Rate Swap	UBS AG	Call	0.85%	Pay	3-month LIBOR	4/30/18	USD 741,500	(4,318,800)
2-Year Interest Rate Swap	Citibank N.A.	Call	0.80%	Pay	3-month LIBOR	5/03/18	USD 754,600	(4,061,816)
2-Year Interest Rate Swap	Citibank N.A.	Call	1.00%	Pay	3-month LIBOR	5/24/18	USD 1,245,200	(8,996,035)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Call	0.05%	Pay	6-month EURIBOR	5/25/18	EUR 371,450	(3,516,301)
2-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Call	0.90%	Pay	3-month LIBOR	6/04/18	USD 849,080	(5,414,235)
2-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	Call	0.75%	Pay	3-month LIBOR	6/11/18	USD 200,000	(1,035,730)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.24%	Receive	3-month LIBOR	9/06/16	USD 5,010,320	(247,610)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-month EURIBOR	10/23/17	EUR 75,380	(96,334)
5-Year Interest Rate Swap	Citibank N.A.	Put	0.50%	Receive		10/27/17	EUR 93,160	(415,572)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-month EURIBOR	10/27/17	EUR 186,350	(245,576)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	0.95%	Receive	6-month EURIBOR	11/20/17	EUR 112,000	(192,989)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Receive	6-month EURIBOR	12/07/17	EUR 113,380	(194,442)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.50%	Receive	6-month EURIBOR	12/08/17	EUR 75,000	(403,786)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.00%	Receive	6-month EURIBOR	12/08/17	EUR 150,000	(258,404)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.88%	Receive	3-month LIBOR	1/08/18	USD 748,000	(1,002,051)
2-Year Interest Rate Swap	Citibank N.A.	Put	1.55%	Receive	3-month LIBOR	3/14/18	USD 750,100	(2,295,891)

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
2-Year Interest Rate Swap	Citibank N.A.	Put	1.90%	Receive	3-month LIBOR	4/03/18	USD 561,400	$(1,022,899)
5-Year Interest Rate Swap	Citibank N.A.	Put	0.60%	Receive	6-month EURIBOR	4/06/18	EUR 130,800	(945,763)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.84%	Receive	3-month LIBOR	4/19/18	USD 427,700	(914,585)
2-Year Interest Rate Swap	UBS AG	Put	1.85%	Receive	3-month LIBOR	4/30/18	USD 741,500	(1,612,503)
2-Year Interest Rate Swap	Citibank N.A.	Put	1.80%	Receive	3-month LIBOR	5/03/18	USD 754,600	(1,796,167)
2-Year Interest Rate Swap	Citibank N.A.	Put	2.00%	Receive	3-month LIBOR	5/24/18	USD 1,245,200	(2,305,214)
5-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	0.75%	Receive	6-month EURIBOR	5/25/18	EUR 371,450	(2,258,400)
2-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	1.90%	Receive	3-month LIBOR	6/04/18	USD 849,080	(1,909,988)
2-Year Interest Rate Swap	Morgan Stanley Capital Services LLC	Put	1.75%	Receive	3-month LIBOR	6/11/18	USD 200,000	(579,814)
2-Year Interest Rate Swap	Morgan Stanley & Co. International PLC	Put	1.50%	Receive	3-month LIBOR	6/28/18	USD 186,970	(791,336)
Total								$(78,503,527)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
iTraxx Europe Series 21 Version 1	1.00%	6/20/19	BBB+	EUR 9,633	$(6,977)
iTraxx Europe Series 23 Version 1	1.00%	6/20/20	BBB+	EUR 9,984	(26,991)
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD 1,348,976	9,493,658
CDX.NA.IG Series 26 Version 1	1.00%	6/20/21	BBB+	USD 1,587,400	1,434,775
iTraxx Europe Crossover Series 25 Version 1	5.00%	6/20/21	B+	EUR 21,265	254,288
iTraxx Europe Series 25 Version 1	1.00%	6/20/21	BBB+	EUR 2,684	5,507
iTraxx Financials Series 25 Version 1	1.00%	6/20/21	A	EUR 53,310	(132,642)
Total					$11,021,618

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	53,840	$ 3,813
2.24%[2]	3-month Australian Bank Bill Rate	N/A	6/27/17	AUD	408,848	1,087,999
2.23%[2]	6-month Australian Bank Bill Rate	N/A	6/27/17	AUD	822,309	2,146,523
2.25%[2]	3-month Australian Bank Bill Rate	7/01/16[3]	7/01/17	AUD	819,945	2,340,234
0.62%[2]	3-month Canadian Bankers Acceptance	N/A	1/14/18	CAD	268,254	(981,406)
1.30%[2]	3-month LIBOR	5/09/18[3]	5/09/20	USD	46,001	233,135
1.29%[2]	3-month LIBOR	6/13/18[3]	6/13/20	USD	121,500	570,229
1.26%[2]	3-month LIBOR	6/14/18[3]	6/14/20	USD	74,790	308,214
1.22%[2]	3-month LIBOR	6/15/18[3]	6/15/20	USD	149,495	484,134

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	77

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.16%[2]	3-month LIBOR	6/16/18[3]	6/16/20	USD	74,750	$ 154,473
1.14%[2]	3-month LIBOR	6/20/18[3]	6/20/20	USD	156,285	240,430
1.36%[1]	3-month LIBOR	6/27/18[3]	6/27/20	USD	148,020	(871,614)
1.05%[2]	3-month LIBOR	6/29/18[3]	6/29/20	USD	149,600	(16,031)
1.37%[1]	3-month LIBOR	10/05/16[3]	11/30/20	USD	784,270	(13,215,954)
1.39%[1]	3-month LIBOR	10/05/16[3]	11/30/20	USD	364,920	(6,523,298)
0.88%[1]	3-month Canadian Bankers Acceptance	N/A	1/14/21	CAD	90,278	70,434
1.36%[1]	3-month LIBOR	N/A	5/20/21	USD	63,300	(1,180,654)
0.98%[2]	3-month LIBOR	N/A	6/30/21	USD	130,433	(53,388)
1.02%[2]	3-month LIBOR	N/A	7/05/21	USD	1,640,813	1,936,730
0.20%[2]	6-month EURIBOR	7/01/18[3]	7/01/23	EUR	26,200	(41,486)
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	19,850	1,548,433
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	15,182	(1,371,850)
0.94%[2]	6-month EURIBOR	N/A	12/09/25	EUR	44,550	2,987,206
0.94%[2]	6-month EURIBOR	N/A	12/09/25	EUR	28,140	1,894,756
0.94%[2]	6-month EURIBOR	N/A	12/09/25	EUR	28,130	1,895,660
1.53%[1]	3-month STIBOR	N/A	12/09/25	SEK	959,370	(10,005,419)
2.01%[2]	3-month LIBOR	N/A	1/12/26	USD	8,685	592,619
1.70%[1]	3-month LIBOR	N/A	5/05/26	USD	626,056	(20,566,417)
1.73%[1]	3-month LIBOR	N/A	5/25/26	USD	64,030	(2,206,942)
1.74%[1]	3-month LIBOR	N/A	5/25/26	USD	48,020	(1,707,874)
1.72%[1]	3-month LIBOR	N/A	5/25/26	USD	48,000	(1,636,397)
1.76%[1]	3-month LIBOR	N/A	6/02/26	USD	167,814	(6,310,820)
1.46%[1]	3-month LIBOR	N/A	6/28/26	USD	60,004	(484,470)
1.46%[1]	3-month LIBOR	N/A	6/28/26	USD	14,998	(121,811)
1.37%[2]	3-month LIBOR	N/A	6/30/26	USD	78,527	(43,774)
1.37%[2]	3-month LIBOR	N/A	6/30/26	USD	78,527	(56,520)
1.40%[2]	3-month LIBOR	N/A	7/05/26	USD	1,232,908	2,455,459
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	36,145	(4,774,778)
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	36,145	(4,867,150)
2.46%[1]	3-month LIBOR	N/A	1/15/46	USD	92,790	(14,809,772)
2.26%[2]	3-month LIBOR	N/A	2/10/46	USD	92,790	10,166,476
2.21%[1]	3-month LIBOR	N/A	5/20/46	USD	13,405	(1,207,083)
2.15%[1]	3-month LIBOR	N/A	5/20/46	USD	13,400	(1,010,640)
1.84%[2]	3-month LIBOR	N/A	7/01/46	USD	31,825	(137,835)
1.84%[2]	3-month LIBOR	N/A	7/01/46	USD	31,825	(139,410)
Total						$(63,225,836)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Numericable SFR SA	5.00%	Citibank N.A.	12/20/16	EUR	2,660	$(64,636)	$(57,455)	$ (7,181)
Stena AB	5.00%	Credit Suisse International	12/20/16	EUR	2,700	(46,120)	(27,821)	(18,299)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	48,715	29,200	19,515

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Asia ex-Japan IG Series 16 Version 1	1.00%	Deutsche Bank AG	12/20/16	USD	5,000	$(10,776)	$ 36,006	$ (46,782)
Transocean Ltd.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	4,250	(18,520)	(3,785)	(14,735)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	1,550	120,803	47,666	73,137
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	3,000	(16,001)	81,174	(97,175)
Republic of Ireland	1.00%	Morgan Stanley Capital Services LLC	3/20/17	USD	7,500	(40,002)	206,502	(246,504)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	86,815	(710,156)	(190)	(709,966)
Commonwealth of Australia	1.00%	UBS AG	6/20/17	USD	10,000	(94,888)	(7,201)	(87,687)
Hitachi Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/17	JPY	500,000	(65,625)	(38,517)	(27,108)
Government of Japan	1.00%	HSBC Bank USA N.A.	12/20/17	USD	10,000	(133,228)	(36,151)	(97,077)
Ricoh Co. Ltd.	1.00%	UBS AG	3/20/18	JPY	500,000	(77,904)	73,656	(151,560)
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	USD	9,050	(13,685)	190,922	(204,607)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	11,830	(749,844)	705,674	(1,455,518)
iTraxx Financials Series 19 Version 1	1.00%	Citibank N.A.	6/20/18	EUR	16,300	(136,140)	(198,357)	62,217
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	7,475	(13,394)	52,943	(66,337)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	8,090	(14,496)	64,895	(79,391)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	8,095	(14,505)	49,856	(64,361)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	9,590	(82,257)	(33,881)	(48,376)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	20,560	(176,349)	(71,214)	(105,135)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	11,700	(100,354)	(156,596)	56,242
JFE Holdings, Inc.	1.00%	Goldman Sachs International	3/20/19	JPY	1,000,000	(165,740)	(13,346)	(152,394)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	277,000	36,975	38,517	(1,542)
Kawasaki Kisen Kaisha Ltd.	1.00%	Goldman Sachs International	3/20/19	JPY	223,000	29,767	32,436	(2,669)
Nippon Yusen Kabushiki Kaisha	1.00%	JPMorgan Chase Bank N.A.	6/20/19	JPY	500,000	(84,540)	(42,823)	(41,717)
Federative Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	7,827	211,281	182,345	28,936
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	7,600	205,154	205,893	(739)
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	5,765	255,425	109,353	146,072
Boyd Gaming Corp.	5.00%	Citibank N.A.	6/20/20	USD	5,700	(577,658)	(254,851)	(322,807)
Boyd Gaming Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	5,300	(537,121)	(257,623)	(279,498)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	61,427	684,812	429,514	255,298
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	61,427	950,684	652,561	298,123
Boyd Gaming Corp.	5.00%	Citibank N.A.	9/20/20	USD	4,810	(470,007)	(400,856)	(69,151)
Lanxess AG	1.00%	Bank of America N.A.	12/20/20	EUR	87	(1,653)	1,029	(2,682)
Sky PLC	1.00%	Bank of America N.A.	12/20/20	EUR	1,700	(5,354)	(9,502)	4,148
Sky PLC	1.00%	Bank of America N.A.	12/20/20	EUR	1,700	(5,354)	(9,502)	4,148
STMicroelectronics NV	1.00%	Bank of America N.A.	12/20/20	EUR	1,330	33,427	9,528	23,899
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	134	(996)	1,770	(2,766)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	133	(989)	1,757	(2,746)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	133	(989)	1,757	(2,746)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	133	(988)	1,878	(2,866)
Iberdrola International BV	1.00%	Barclays Bank PLC	12/20/20	EUR	500	(4,317)	1,752	(6,069)
ITV PLC	5.00%	Barclays Bank PLC	12/20/20	EUR	760	(144,215)	(131,401)	(12,814)
Lanxess AG	1.00%	Barclays Bank PLC	12/20/20	EUR	419	(7,390)	(779)	(6,611)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	79

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Société Générale SA	1.00%	Barclays Bank PLC	12/20/20	EUR	10,291	$(56,775)	$ (28,730)	$ (28,045)
STMicroelectronics NV	1.00%	Barclays Bank PLC	12/20/20	EUR	639	16,035	6,355	9,680
Banco Comercial Portugues SA	5.00%	BNP Paribas S.A.	12/20/20	EUR	738	61,627	(11,615)	73,242
Clariant AG	1.00%	BNP Paribas S.A.	12/20/20	EUR	800	(5,945)	13,130	(19,075)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/20	EUR	267	(1,984)	1,286	(3,270)
ITV PLC	5.00%	BNP Paribas S.A.	12/20/20	EUR	770	(146,112)	(135,732)	(10,380)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	8,220	192,765	188,826	3,939
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	4,650	109,046	111,372	(2,326)
BNP Paribas SA	1.00%	Citibank N.A.	12/20/20	EUR	2,667	(13,174)	(24,243)	11,069
Ladbrokes PLC	1.00%	Citibank N.A.	12/20/20	EUR	270	26,099	17,324	8,775
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	1,493	(26,392)	(4,128)	(22,264)
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	1,400	(24,692)	13,854	(38,546)
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	648	(11,471)	11,711	(23,182)
Melia Hotels International SA	5.00%	Citibank N.A.	12/20/20	EUR	850	(154,385)	(154,816)	431
Meliá Hotels International SA	5.00%	Citibank N.A.	12/20/20	EUR	800	(145,071)	(137,151)	(7,920)
STMicroelectronics NV	1.00%	Citibank N.A.	12/20/20	EUR	982	24,676	9,317	15,359
Monitchem HoldCo 3 SA	5.00%	Credit Suisse International	12/20/20	EUR	1,006	(34,105)	(79,886)	45,781
Monitchem HoldCo 3 SA	5.00%	Credit Suisse International	12/20/20	EUR	754	(25,578)	(58,864)	33,286
New Look	5.00%	Credit Suisse International	12/20/20	EUR	910	49,486	(14,192)	63,678
New Look	5.00%	Credit Suisse International	12/20/20	EUR	390	21,208	(7,779)	28,987
Credit Suisse Group Funding Guernsey Ltd.	1.00%	Goldman Sachs International	12/20/20	EUR	2,300	68,070	9,167	58,903
Melia Hotels International SA	5.00%	Goldman Sachs International	12/20/20	EUR	1,225	(222,140)	(218,230)	(3,910)
Monitchem HoldCo 3 SA	5.00%	Goldman Sachs International	12/20/20	EUR	780	(26,451)	(28,869)	2,418
Sky PLC	1.00%	Goldman Sachs International	12/20/20	EUR	1,700	(5,355)	(9,596)	4,241
Standard Chartered PLC	1.00%	Goldman Sachs International	12/20/20	EUR	6,050	141,877	61,908	79,969
Iberdrola International BV	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	2,000	(16,342)	5,075	(21,417)
ITV PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	770	(146,112)	(135,284)	(10,828)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,714	(30,230)	23,404	(53,634)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,067	(18,819)	17,517	(36,336)
Statoil ASA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,600	(42,379)	18,089	(60,468)
Standard Chartered PLC	1.00%	Morgan Stanley & Co. International PLC	12/20/20	EUR	2,410	56,516	58,846	(2,330)
Mitsubishi Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	475,732	(122,169)	(69,519)	(52,650)
Sumitomo Mitsui Banking Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	249,377	(54,551)	11,149	(65,700)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	320,235	(76,201)	(22,102)	(54,099)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(69,781)	(19,264)	(50,517)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(69,781)	(18,173)	(51,608)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(69,781)	(13,976)	(55,805)
Mitsubishi Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(75,309)	(37,940)	(37,369)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	586,510	(138,848)	(29,810)	(109,038)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	293,255	(69,424)	(10,680)	(58,744)

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sumitomo Mitsui Banking Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	JPY	253,165	$(55,379)	$ 18,879	$ (74,258)
Halliburton Co.	1.00%	Barclays Bank PLC	12/20/20	USD	1,522	(3,867)	53,485	(57,352)
Halliburton Co.	1.00%	Barclays Bank PLC	12/20/20	USD	761	(1,934)	24,309	(26,243)
Halliburton Co.	1.00%	Barclays Bank PLC	12/20/20	USD	761	(1,934)	29,796	(31,730)
Royal Caribbean Cruises Ltd.	5.00%	Barclays Bank PLC	12/20/20	USD	1,000	(130,391)	(121,723)	(8,668)
Bank of America Corp.	1.00%	BNP Paribas S.A.	12/20/20	USD	5,100	(26,947)	(8,144)	(18,803)
Boyd Gaming Corp.	5.00%	BNP Paribas S.A.	12/20/20	USD	3,000	(281,665)	(207,281)	(74,384)
Citigroup, Inc.	1.00%	BNP Paribas S.A.	12/20/20	USD	5,100	(26,087)	11,234	(37,321)
Dow Chemical Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	5,000	(63,667)	(55,674)	(7,993)
EI du Pont de Nemours & Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	5,000	(137,515)	(112,772)	(24,743)
Halliburton Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	1,581	(4,017)	61,642	(65,659)
JPMorgan Chase & Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	5,100	(82,329)	(21,146)	(61,183)
JPMorgan Chase and Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	5,000	(80,714)	(27,329)	(53,385)
Morgan Stanley	1.00%	BNP Paribas S.A.	12/20/20	USD	5,100	5,247	13,378	(8,131)
Wells Fargo & Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	5,100	(103,614)	(71,609)	(32,005)
Boyd Gaming Corp.	5.00%	Citibank N.A.	12/20/20	USD	4,600	(431,886)	(317,831)	(114,055)
Boyd Gaming Corp.	5.00%	Citibank N.A.	12/20/20	USD	2,000	(187,776)	(138,379)	(49,397)
Boyd Gaming Corp.	5.00%	Citibank N.A.	12/20/20	USD	1,000	(93,889)	(63,424)	(30,465)
People’s Republic of China	1.00%	Citibank N.A.	12/20/20	USD	13,200	48,103	264,346	(216,243)
Westpac Banking Corp.	1.00%	Citibank N.A.	12/20/20	USD	10,000	(119,067)	(28,457)	(90,610)
Royal Caribbean Cruises Ltd.	5.00%	Credit Suisse International	12/20/20	USD	3,000	(391,173)	(422,424)	31,251
Macquarie Bank Ltd.	1.00%	Deutsche Bank AG	12/20/20	USD	2,300	41,572	162,229	(120,657)
Home Depot, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	12,725	(417,204)	(455,176)	37,972
Home Depot, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	9,545	(312,945)	(294,760)	(18,185)
Home Depot, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	9,544	(312,903)	(312,050)	(853)
People’s Republic of China	1.00%	Goldman Sachs International	12/20/20	USD	6,400	23,323	81,968	(58,645)
Southwest Airlines Co.	1.00%	Goldman Sachs International	12/20/20	USD	12,700	(226,871)	(194,812)	(32,059)
Target Corp.	1.00%	Goldman Sachs International	12/20/20	USD	7,618	(209,846)	(231,861)	22,015
Target Corp.	1.00%	Goldman Sachs International	12/20/20	USD	7,618	(209,839)	(231,944)	22,105
Target Corp.	1.00%	Goldman Sachs International	12/20/20	USD	5,079	(139,893)	(165,619)	25,726
Target Corp.	1.00%	Goldman Sachs International	12/20/20	USD	5,078	(139,886)	(159,099)	19,213
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(106,848)	(3,226)	(103,622)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	12,048	(128,727)	(50,271)	(78,456)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	7,952	(84,968)	(36,554)	(48,414)
AutoZone, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	12,700	(377,690)	(372,462)	(5,228)
Barrick Gold Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,100	57,703	382,364	(324,661)
Boeing Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	5,100	(148,639)	(160,947)	12,308
Boeing Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	5,100	(148,640)	(158,809)	10,169
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	15,800	(209,920)	95,184	(305,104)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	11,500	(120,545)	(37,731)	(82,814)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	81

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	$(104,822)	$ (24,201)	$ (80,621)
Dow Chemical Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	5,100	(64,940)	4,882	(69,822)
EI du Pont de Nemours & Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	5,100	(140,265)	(66,775)	(73,490)
Halliburton Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	2,909	(7,391)	78,285	(85,676)
Halliburton Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	2,216	(5,630)	86,400	(92,030)
Halliburton Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,365	(3,468)	47,968	(51,436)
Home Depot, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	19,088	(625,806)	(648,431)	22,625
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(108,370)	(12,214)	(96,156)
Royal Caribbean Cruises Ltd.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	5,000	(651,954)	(438,437)	(213,517)
Royal Caribbean Cruises Ltd.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	3,100	(404,211)	(413,167)	8,956
Royal Caribbean Cruises Ltd.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	3,100	(404,212)	(381,297)	(22,915)
Target Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	19,088	(525,785)	(579,768)	53,983
Halliburton Co.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	1,585	(4,027)	47,219	(51,246)
Continental AG	1.00%	Bank of America N.A.	6/20/21	EUR	12,615	(220,049)	(260,222)	40,173
Koninklijke DSM NV	1.00%	Bank of America N.A.	6/20/21	EUR	4,000	(130,851)	(139,945)	9,094
Société Générale SA	1.00%	Bank of America N.A.	6/20/21	EUR	5,900	326,468	344,470	(18,002)
Valeo SA	1.00%	Bank of America N.A.	6/20/21	EUR	388	(4,252)	(4,501)	249
Wolters Kluwer NV	1.00%	Bank of America N.A.	6/20/21	EUR	5,500	(172,479)	(198,817)	26,338
ArcelorMittal	5.00%	Barclays Bank PLC	6/20/21	EUR	925	(572)	55,664	(56,236)
ArcelorMittal	5.00%	Barclays Bank PLC	6/20/21	EUR	921	(572)	27,431	(28,003)
BAE Systems PLC	1.00%	Barclays Bank PLC	6/20/21	EUR	1,580	(8,739)	(10,525)	1,786
Electricite de France SA	1.00%	Barclays Bank PLC	6/20/21	EUR	1,235	(5,012)	(16,162)	11,150
Koninklijke KPN NV	1.00%	Barclays Bank PLC	6/20/21	EUR	1,820	(25,043)	(25,071)	28
Marks & Spencer PLC	1.00%	Barclays Bank PLC	6/20/21	EUR	3,400	130,442	94,970	35,472
BAE Systems PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	542	(3,065)	(2,266)	(799)
Barclays Bank PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	2,300	49,835	30,666	19,169
Groupe Auchan SA	1.00%	BNP Paribas S.A.	6/20/21	EUR	6,500	(147,061)	(174,896)	27,835
Koninklijke KPN NV	1.00%	BNP Paribas S.A.	6/20/21	EUR	2,650	(36,463)	(36,504)	41
Ladbrokes Group Finance PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	755	89,151	63,372	25,779
Marks & Spencer PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	1,310	50,259	56,863	(6,604)
Marks & Spencer PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	652	25,014	27,313	(2,299)
Marks & Spencer PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	651	24,976	26,942	(1,966)
Marks & Spencer PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	651	24,975	27,271	(2,296)
Pernod Ricard SA	1.00%	BNP Paribas S.A.	6/20/21	EUR	8,000	(125,692)	(124,273)	(1,419)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	8,374	248,731	224,389	24,342
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	3,001	89,138	157,149	(68,011)
TDC, Class A	1.00%	BNP Paribas S.A.	6/20/21	EUR	2,200	20,298	23,864	(3,566)
Valeo SA	1.00%	BNP Paribas S.A.	6/20/21	EUR	2,612	(28,623)	(25,468)	(3,155)
Aegon NV	1.00%	Citibank N.A.	6/20/21	EUR	3,475	214,863	162,638	52,225
BAE Systems PLC	1.00%	Citibank N.A.	6/20/21	EUR	258	(1,427)	(683)	(744)
Barclays Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	10,620	230,106	99,178	130,928
Daimler AG	1.00%	Citibank N.A.	6/20/21	EUR	10,370	(159,042)	(149,054)	(9,988)
Lanxess AG	1.00%	Citibank N.A.	6/20/21	EUR	1,038	(15,366)	(2,226)	(13,140)
Lloyds TSB Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	10,620	106,897	(21,916)	128,813
Lloyds TSB Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	2,300	23,150	7,461	15,689
Standard Chartered PLC	1.00%	Citibank N.A.	6/20/21	EUR	5,770	552,021	603,634	(51,613)
ArcelorMittal	5.00%	Credit Suisse International	6/20/21	EUR	1,130	(699)	57,147	(57,846)
ITV PLC	5.00%	Credit Suisse International	6/20/21	EUR	3,000	(609,507)	(614,954)	5,447

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Techem GmbH	5.00%	Credit Suisse International	6/20/21	EUR	750	$ (130,641)	$ (140,718)	$ 10,077
Techem GmbH	5.00%	Credit Suisse International	6/20/21	EUR	500	(87,094)	(95,870)	8,776
BAE Systems PLC	1.00%	Goldman Sachs International	6/20/21	EUR	2,570	(14,215)	(25,515)	11,300
Cable & Wireless International Finance BV	5.00%	Goldman Sachs International	6/20/21	EUR	1,500	(190,967)	(191,759)	792
Electricite de France SA	1.00%	Goldman Sachs International	6/20/21	EUR	2,273	(9,225)	(27,810)	18,585
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	6/20/21	EUR	1,992	(35,952)	106,584	(142,536)
Standard Chartered Bank	1.00%	Goldman Sachs International	6/20/21	EUR	1,770	169,337	191,867	(22,530)
Vodafone Group PLC	1.00%	Goldman Sachs International	6/20/21	EUR	7,500	3,448	(27,413)	30,861
BAE Systems PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	1,220	(6,747)	(11,366)	4,619
BAE Systems PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	560	(3,097)	(5,776)	2,679
BAE Systems PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	420	(2,323)	(3,232)	909
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	8,535	(123,648)	(157,024)	33,376
Electricite de France SA	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	5,692	(23,100)	(78,408)	55,308
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	1,462	(21,642)	(4,611)	(17,031)
Marks & Spencer PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	650	24,937	28,214	(3,277)
Marks & Spencer PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	650	24,937	28,214	(3,277)
ArcelorMittal	5.00%	Morgan Stanley & Co. International PLC	6/20/21	EUR	595	(367)	(12,524)	12,157
HeidelbergCement AG	5.00%	Société Générale	6/20/21	EUR	5,610	(1,046,412)	(1,108,183)	61,771
New Look Senior Issuer PLC	5.00%	Société Générale	6/20/21	EUR	1,500	116,229	(17,391)	133,620
iTraxx Japan Series 25 Version 1	1.00%	Bank of America N.A.	6/20/21	JPY	1,230,769	(183,006)	(99,194)	(83,812)
iTraxx Japan Series 25 Version 1	1.00%	Bank of America N.A.	6/20/21	JPY	769,231	(114,379)	(65,718)	(48,661)
iTraxx Japan Series 25 Version 1	1.00%	Barclays Bank PLC	6/20/21	JPY	461,538	(68,628)	(40,606)	(28,022)
iTraxx Japan Series 25 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/21	JPY	769,231	(114,379)	(69,442)	(44,937)
iTraxx Japan Series 25 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/21	JPY	384,615	(57,190)	(42,185)	(15,005)
iTraxx Japan Series 25 Version 1	1.00%	JPMorgan Chase Bank N.A.	6/20/21	JPY	384,615	(57,189)	(34,721)	(22,468)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/21	USD	25,397	2,078,994	2,695,433	(616,439)
Federation of Malaysia	1.00%	Barclays Bank PLC	6/20/21	USD	36,100	919,359	1,057,605	(138,246)
Republic of Indonesia	1.00%	Barclays Bank PLC	6/20/21	USD	4,344	168,699	201,820	(33,121)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	59,455	4,866,976	6,554,626	(1,687,650)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	28,585	2,339,963	2,872,302	(532,339)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	26,752	170,017	164,595	5,422
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	16,744	106,414	103,849	2,565
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	16,051	102,010	106,242	(4,232)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	13,954	88,678	93,054	(4,376)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	13,875	88,180	91,689	(3,509)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	13,875	88,181	104,492	(16,311)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	13,875	88,180	91,689	(3,509)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	11,163	70,943	69,241	1,702
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	10,701	68,007	70,828	(2,821)
Republic of the Philippines	1.00%	Barclays Bank PLC	6/20/21	USD	10,701	68,007	65,838	2,169
Russian Federation	1.00%	Barclays Bank PLC	6/20/21	USD	12,900	778,080	1,231,180	(453,100)
Republic of Indonesia	1.00%	BNP Paribas S.A.	6/20/21	USD	3,287	127,654	143,431	(15,777)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	83

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	14,955	$ 1,224,213	$ 1,633,238	$ (409,025)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	14,730	1,205,795	1,561,853	(356,058)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	12,000	982,318	1,082,119	(99,801)
Federation of Malaysia	1.00%	Citibank N.A.	6/20/21	USD	4,025	102,510	110,918	(8,408)
Hartford Financial Services Group, Inc.	1.00%	Citibank N.A.	6/20/21	USD	3,950	(58,501)	(65,759)	7,258
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	9,080	120,994	147,703	(26,709)
Republic of Chile	1.00%	Citibank N.A.	6/20/21	USD	24,500	(42,476)	(55,600)	13,124
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	15,611	1,277,873	1,587,418	(309,545)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	508	41,585	53,255	(11,670)
Republic of the Philippines	1.00%	Citibank N.A.	6/20/21	USD	15,934	101,263	91,391	9,872
Republic of the Philippines	1.00%	Citibank N.A.	6/20/21	USD	14,549	92,465	96,301	(3,836)
Russian Federation	1.00%	Citibank N.A.	6/20/21	USD	17,300	1,043,472	1,600,725	(557,253)
Federation of Malaysia	1.00%	Deutsche Bank AG	6/20/21	USD	4,098	104,359	125,405	(21,046)
National Australia Bank Ltd.	1.00%	Deutsche Bank AG	6/20/21	USD	18,870	(154,195)	185,053	(339,248)
Hartford Financial Services Group, Inc.	1.00%	Goldman Sachs International	6/20/21	USD	7,560	(111,968)	(125,731)	13,763
Republic of South Africa	1.00%	Goldman Sachs International	6/20/21	USD	14,755	1,207,841	1,614,169	(406,328)
Federation of Malaysia	1.00%	HSBC Bank PLC	6/20/21	USD	6,013	153,139	175,088	(21,949)
Penerbangan Malaysia BHD	1.00%	HSBC Bank PLC	6/20/21	USD	9,020	229,708	260,710	(31,002)
Republic of Indonesia	1.00%	HSBC Bank PLC	6/20/21	USD	4,520	175,525	183,393	(7,868)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	16,355	1,338,817	1,782,021	(443,204)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	16,050	1,313,850	1,766,740	(452,890)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	9,985	(78,688)	99,746	(178,434)
Republic of Indonesia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	2,127	82,588	90,941	(8,353)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	36,494	2,987,392	3,829,416	(842,024)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	65,799	418,165	510,914	(92,749)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	13,745	87,350	79,005	8,345
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	4,440	28,217	27,273	944
Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	34,225	756,582	1,019,665	(263,083)
Federation of Malaysia	1.00%	Morgan Stanley & Co. International PLC	6/20/21	USD	1,844	46,957	57,230	(10,273)
Hewlett-Packard Co.	1.00%	Morgan Stanley & Co. International PLC	6/20/21	USD	12,420	413,476	452,747	(39,271)
Prudential Financial, Inc.	1.00%	Morgan Stanley & Co. International PLC	6/20/21	USD	3,010	40,109	39,514	595
CMBX.NA Series 7 AA	1.50%	Goldman Sachs International	1/17/47	USD	2,292	95,058	160,301	(65,243)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	8,000	298,008	361,384	(63,376)
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	USD	2,050	270,024	289,474	(19,450)
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	USD	6,070	799,535	789,218	10,317
Total						$15,836,951	$30,915,752	$(15,078,801)

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	950	$ (33,350)	$ (168,991)	$ 135,641
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	(22,164)	(38,466)	16,302
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	750	(26,329)	(74,339)	48,010
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	86,815	695,380	17,219	678,161
SAS AB	5.00%	Goldman Sachs International	12/20/17	Not Rated	EUR	920	(19,928)	(29,588)	9,660
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	6,750	31,174	(165,383)	196,557
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	105	159	(2,903)	3,062
iTraxx Sub Financials Series 19 Version 1	5.00%	Citibank N.A.	6/20/18	BBB	EUR	11,700	1,009,773	1,073,336	(63,563)
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	7,670	783,621	1,033,226	(249,605)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	10,970	1,120,772	1,464,419	(343,647)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	9,100	929,720	1,009,017	(79,297)
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	5,480	559,875	734,876	(175,001)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	136,860	200,747	(63,887)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	1,630	136,859	204,646	(67,787)
SAS AB	5.00%	Goldman Sachs International	6/20/19	Not Rated	EUR	3,400	(227,024)	(289,527)	62,503
Transocean Ltd.	1.00%	Barclays Bank PLC	3/20/20	BB-	USD	5,100	(1,146,568)	(820,423)	(326,145)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	61,427	(684,812)	(497,862)	(186,950)
People’s Republic of China	1.00%	Barclays Bank PLC	9/20/20	AA-	USD	10,000	(8,360)	(68,490)	60,130
People’s Republic of China	1.00%	Goldman Sachs International	9/20/20	AA-	USD	10,000	(8,360)	(72,425)	64,065
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	61,427	(950,684)	(568,493)	(382,191)
BNP Paribas SA	1.00%	Barclays Bank PLC	12/20/20	A	EUR	10,291	50,834	52,026	(1,192)
Fiat Industrial Finance Europe SA	5.00%	BNP Paribas S.A.	12/20/20	BB+	EUR	255	24,731	26,576	(1,845)
iTraxx Asia ex-Japan IG Series 24 Version 1	1.00%	Goldman Sachs International	12/20/20	A-	USD	20,000	(187,768)	(499,951)	312,183
Republic of Indonesia	1.00%	HSBC Bank PLC	12/20/20	BB+	USD	20,000	(562,048)	(1,219,379)	657,331
Anglo American Capital PLC	5.00%	Barclays Bank PLC	6/20/21	BB	EUR	820	(2,169)	(83,805)	81,636
Anglo American Capital PLC	5.00%	Barclays Bank PLC	6/20/21	BB	EUR	653	(1,727)	(53,734)	52,007
Anglo American Capital PLC	5.00%	Credit Suisse International	6/20/21	BB	EUR	1,001	(2,647)	(77,392)	74,745
Aviva PLC	1.00%	Barclays Bank PLC	6/20/21	BBB	EUR	3,475	(211,345)	(160,780)	(50,565)
BHP Billiton Finance (USA) Ltd.	1.00%	BNP Paribas S.A.	6/20/21	A	USD	6,000	(140,263)	(202,930)	62,667
BHP Billiton Finance (USA) Ltd.	1.00%	Citibank N.A.	6/20/21	A	USD	6,000	(140,263)	(210,766)	70,503
BHP Billiton Finance (USA) Ltd.	1.00%	Goldman Sachs International	6/20/21	A	USD	9,000	(210,394)	(292,453)	82,059
BHP Billiton Finance (USA) Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A	USD	9,000	(210,394)	(316,149)	105,755
BHP Billiton Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A	USD	6,000	(140,262)	(168,963)	28,701
BNP Paribas S.A.	1.00%	Citibank N.A.	6/20/21	A	EUR	10,620	25,908	86,201	(60,293)
CNH Industrial NV	5.00%	Goldman Sachs International	6/20/21	BB+	EUR	500	48,141	49,430	(1,289)
Credit Suisse Group AG	1.00%	Citibank N.A.	6/20/21	BBB+	EUR	10,620	(374,236)	(195,657)	(178,579)
Federative Republic of Brazil	1.00%	Barclays Bank PLC	6/20/21	BB	USD	18,000	(1,730,756)	(1,963,902)	233,146

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	85

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Fiat Finance North America, Inc.	5.00%	Citibank N.A.	6/20/21	BB	EUR	242	$ 10,068	$ 19,532	$ (9,464)
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Goldman Sachs International	6/20/21	BB	USD	7,500	(1,385,894)	(1,561,210)	175,316
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Goldman Sachs International	6/20/21	BB	USD	7,500	(1,385,895)	(1,543,477)	157,582
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Goldman Sachs International	6/20/21	BB	USD	7,500	(1,385,895)	(1,511,878)	125,983
Glencore Finance Europe SA	1.00%	Credit Suisse International	6/20/21	BBB-	EUR	5,000	(795,350)	(980,457)	185,107
Rio Tinto Finance USA Ltd.	1.00%	Goldman Sachs International	6/20/21	A-	USD	15,050	(429,113)	(454,604)	25,491
Rio Tinto Finance USA Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A-	USD	15,050	(429,113)	(489,637)	60,524
Rio Tinto Finance USA Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A-	USD	6,000	(171,075)	(219,673)	48,598
Rolls-Royce PLC	1.00%	Barclays Bank PLC	6/20/21	A-	EUR	3,170	(93,069)	(83,256)	(9,813)
Rolls-Royce PLC	1.00%	Goldman Sachs International	6/20/21	A-	EUR	542	(15,846)	(16,658)	812
Rolls-Royce PLC	1.00%	Goldman Sachs International	6/20/21	A-	EUR	258	(7,575)	(8,442)	867
Rolls-Royce PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A-	EUR	1,220	(35,818)	(18,094)	(17,724)
Rolls-Royce PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A-	EUR	1,120	(32,883)	(19,923)	(12,960)
Rolls-Royce PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A-	EUR	840	(24,662)	(18,237)	(6,425)
Telecom Italia SpA	1.00%	BNP Paribas S.A.	6/20/21	BB+	EUR	3,400	(224,050)	(143,580)	(80,470)
Telecom Italia SpA	1.00%	BNP Paribas S.A.	6/20/21	BB+	EUR	2,290	(150,904)	(109,892)	(41,012)
Volkswagen International Finance NV	1.00%	Barclays Bank PLC	6/20/21	BBB+	EUR	28,000	(507,218)	(1,164,710)	657,492
Wind Acquisition Finance SA	5.00%	Goldman Sachs International	6/20/21	B	EUR	540	15,584	20,446	(4,862)
Wind Acquisition Finance SA	5.00%	JPMorgan Chase Bank N.A.	6/20/21	B	EUR	310	8,946	10,273	(1,327)
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,575	(96,344)	(246,883)	150,539
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,940	(104,030)	(281,525)	177,495
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,935	(103,925)	(261,325)	157,400
CMBX.NA Series 7 A	2.00%	Deutsche Bank AG	1/17/47	A-	USD	5,370	(369,267)	(426,329)	57,062
CMBX.NA Series 7 A	2.00%	Morgan Stanley & Co. International PLC	1/17/47	A-	USD	7,640	(525,364)	(512,817)	(12,547)
CMBX.NA Series 7 A	2.00%	Morgan Stanley & Co. International PLC	1/17/47	A-	USD	3,820	(262,682)	(296,361)	33,679
CMBX.NA Series 7 A	2.00%	Morgan Stanley & Co. International PLC	1/17/47	A-	USD	3,820	(262,681)	(287,239)	24,558
CMBX.NA Series 7 A	2.00%	Morgan Stanley & Co. International PLC	1/17/47	A-	USD	3,807	(261,788)	(278,944)	17,156
CMBX.NA Series 7 A	2.00%	Morgan Stanley & Co. International PLC	1/17/47	A-	USD	3,800	(261,306)	(314,373)	53,067
CMBX.NA Series 7 AA	1.50%	Credit Suisse International	1/17/47	AA-	USD	2,292	(95,058)	(188,115)	93,057
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	1,925	(53,162)	(264,475)	211,313
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	6,150	(664,200)	(664,177)	(23)
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	6,070	(655,560)	(679,861)	24,301
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	4,040	(436,769)	(495,912)	59,143
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	3,090	(333,720)	(368,168)	34,448
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	3,060	(330,819)	(270,080)	(60,739)

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	3,040	$ (328,320)	$ (464,154)	$ 135,834
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	3,030	(327,240)	(463,212)	135,972
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	2,515	(271,899)	(239,302)	(32,597)
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	2,515	(271,900)	(237,623)	(34,277)
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	1,530	(165,240)	(166,755)	1,515
CMBX.NA Series 8 AA	1.50%	Goldman Sachs International	10/17/57	Not Rated	USD	5,640	(407,946)	(565,522)	157,576
CMBX.NA Series 9 A	2.00%	Credit Suisse International	9/17/58	Not Rated	USD	3,730	(491,726)	(537,929)	46,203
CMBX.NA Series 9 A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	6,020	(793,618)	(643,243)	(150,375)
CMBX.NA Series 9 A	2.00%	Deutsche Bank AG	9/17/58	Not Rated	USD	3,860	(508,865)	(427,456)	(81,409)
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	1,871	(246,495)	(237,500)	(8,995)
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	3,754	(494,890)	(536,170)	41,280
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	2,670	(351,987)	(291,317)	(60,670)
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	2,560	(337,486)	(336,275)	(1,211)
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	2,320	(305,588)	(289,370)	(16,218)
CMBX.NA Series 9 BBB-	3.00%	Credit Suisse International	9/17/58	Not Rated	USD	2,270	(508,156)	(443,277)	(64,879)
CMBX.NA Series 9 BBB-	3.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	4,920	(1,101,380)	(1,216,107)	114,727
CMBX.NA Series 9 BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	7,520	(1,684,662)	(1,588,003)	(96,659)
CMBX.NA Series 9 BBB-	3.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	3,745	(838,970)	(792,529)	(46,441)
Total							$(22,780,849)	$(25,896,837)	$3,115,988

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.51%[1]	1-day COOIS	Credit Suisse International	N/A	7/06/16	COP730,886,322	$ 144,635	$ (56)	$ 144,691
6.64%[1]	1-day COOIS	Credit Suisse International	N/A	8/22/16	COP334,116,267	(225,484)	—	(225,484)
1.94%[1]	3-month KRW Certificate of Deposit	Bank of America N.A.	N/A	2/10/17	KRW114,660,301	413,470	531	412,939
1.91%[1]	3-month KRW Certificate of Deposit	Barclays Bank PLC	N/A	2/10/17	KRW89,180,233	308,430	463	307,967
1.94%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	2/10/17	KRW222,950,584	810,551	1,007	809,544
1.91%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	2/10/17	KRW87,587,729	302,921	455	302,466
1.96%[1]	3-month KRW Certificate of Deposit	UBS AG	N/A	2/11/17	KRW160,621,152	606,220	646	605,574
1.82%[1]	3-month KRW Certificate of Deposit	JPMorgan Chase Bank N.A.	N/A	3/13/17	KRW160,000,000	547,301	1,051	546,250

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	87

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.92%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	N/A	11/10/17	KRW89,814,566	$ 734,288	$163,076	$ 571,212
1.69%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	N/A	11/10/17	KRW89,814,566	(466,491)	—	(466,491)
4.30%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/07/17	MXN 195,818	92,893	221	92,672
1.71%[2]	6-month WIBOR	Barclays Bank PLC	N/A	3/06/18	PLN 337,130	(153,465)	—	(153,465)
1.71%[2]	6-month WIBOR	BNP Paribas S.A.	N/A	3/06/18	PLN 358,015	(162,972)	—	(162,972)
1.73%[2]	6-month WIBOR	JPMorgan Chase Bank N.A.	N/A	3/06/18	PLN 1,034,285	(573,616)	—	(573,616)
4.55%[2]	28-day MXIBTIIE	Barclays Bank PLC	N/A	3/21/18	MXN 338,099	127,964	2,937	125,027
1.74%[2]	6-month WIBOR	Goldman Sachs International	N/A	3/23/18	PLN 473,851	(330,516)	—	(330,516)
1.76%[2]	6-month WIBOR	JPMorgan Chase Bank N.A.	N/A	3/23/18	PLN 426,149	(320,051)	—	(320,051)
2.02%[2]	6-month WIBOR	Morgan Stanley Capital Services LLC	N/A	6/03/18	PLN 525,060	(1,156,498)	—	(1,156,498)
2.26%[2]	6-month WIBOR	Morgan Stanley Capital Services LLC	N/A	6/18/18	PLN 890,305	(2,985,554)	—	(2,985,554)
2.25%[2]	6-month WIBOR	Citibank N.A.	N/A	6/19/18	PLN 92,970	(308,325)	—	(308,325)
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	11/01/18	MXN 239,344	67,136	504	66,632
4.77%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	12/05/18	MXN 132,651	56,216	253	55,963
4.70%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/06/18	MXN 132,651	68,317	239	68,078
4.76%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	12/06/18	MXN 132,651	58,120	250	57,870
1.76%[1]	6-month WIBOR	Barclays Bank PLC	12/21/16[3]	12/21/18	PLN 1,164,705	1,068,673	—	1,068,673
1.78%[1]	6-month WIBOR	Goldman Sachs International	12/21/16[3]	12/21/18	PLN 995,948	1,011,729	—	1,011,729
1.77%[1]	6-month WIBOR	JPMorgan Chase Bank N.A.	12/21/16[3]	12/21/18	PLN 1,322,470	1,278,429	—	1,278,429
1.81%[1]	6-month WIBOR	Morgan Stanley & Co. International PLC	12/21/16[3]	12/21/18	PLN 912,407	1,083,820	—	1,083,820
12.24%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/19	BRL 388,725	(155,500)	—	(155,500)
12.46%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/19	BRL 196,984	135,564	—	135,564
12.29%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/19	BRL 196,566	(81,507)	—	(81,507)
12.52%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/19	BRL 196,854	222,108	—	222,108
12.31%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/19	BRL 106,079	107,760	—	107,760
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/04/21	BRL 51,522	963,612	—	963,612
12.05%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/04/21	BRL 29,995	(179,508)	—	(179,508)
12.75%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/04/21	BRL 124,567	1,212,795	—	1,212,795
11.07%[2]	1-day BZDIOVER	Goldman Sachs Bank USA	N/A	1/04/21	BRL 39,379	1,006,860	—	1,006,860
11.84%[1]	1-day BZDIOVER	HSBC Bank PLC	N/A	1/04/21	BRL 20,077	(202,756)	—	(202,756)
12.24%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL 121,123	382,694	—	382,694
12.17%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL 117,030	270,405	—	270,405

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.74%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL	85,267	$ 815,621	—	$ 815,621
12.05%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL	56,607	(321,887)	—	(321,887)
11.08%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL	17,228	437,033	—	437,033
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/04/21	BRL	1,450	(18,021)	—	(18,021)
2.77%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	5/12/21	CNY	205,632	301,110	$ (314)	301,424
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	5/12/21	CNY	164,504	215,231	(236)	215,467
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	5/12/21	CNY	164,504	215,231	(236)	215,467
2.74%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	5/12/21	CNY	131,810	166,424	(736)	167,160
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	5/12/21	CNY	131,796	175,749	(757)	176,506
2.75%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	5/12/21	CNY	82,255	107,619	(118)	107,737
2.73%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	N/A	5/12/21	CNY	82,245	93,030	(110)	93,140
3.27%[2]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	5,230	(593,403)	—	(593,403)
12.92%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/23	BRL	116,552	1,923,250	—	1,923,250
12.47%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/23	BRL	50,767	410,346	—	410,346
12.62%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/23	BRL	31,049	332,745	—	332,745
12.73%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/23	BRL	26,687	343,154	—	343,154
12.27%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/23	BRL	69,853	299,660	—	299,660
12.37%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/23	BRL	49,685	302,084	—	302,084
12.75%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/23	BRL	27,173	360,077	—	360,077
12.40%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/23	BRL	58,951	398,369	—	398,369
5.84%[1]	28-day MXIBTIIE	Deutsche Bank AG	N/A	11/14/24	MXN	378,409	(113,688)	(1,664)	(112,024)
5.85%[1]	28-day MXIBTIIE	Deutsche Bank AG	N/A	11/14/24	MXN	164,526	(44,590)	(726)	(43,864)
5.55%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	1/13/25	MXN	240,337	(353,524)	(1,028)	(352,496)
5.88%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	1/28/25	MXN	131,789	(36,961)	(638)	(36,323)
5.95%[1]	28-day MXIBTIIE	Credit Suisse International	N/A	1/29/25	MXN	250,370	(9,782)	(1,234)	(8,548)
3.05%[1]	6-month WIBOR	Morgan Stanley Capital Services LLC	N/A	6/18/25	PLN	295,605	5,653,036	—	5,653,036
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	7/17/25	MXN	301,428	389,073	(1,426)	390,499
6.32%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	7/17/25	MXN	604,966	769,144	(2,857)	772,001
6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	8/06/25	MXN	904,077	1,164,927	(4,227)	1,169,154
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	309,728	(379,758)	1,395	(381,153)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	309,728	(379,758)	1,395	(381,153)
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	N/A	8/11/25	MXN	1,149,713	(1,396,994)	5,176	(1,402,170)

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	89

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.27%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/05/25	MXN 35,971	$ 38,373	$ (474)	$ 38,847
6.02%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	3/24/26	MXN 969,089	(126,083)	(2,909)	(123,174)
6.30%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	6/15/26	MXN 1,631,535	1,571,936	(5,275)	1,577,211
2.32%[2]	6-month BUBOR	JPMorgan Chase Bank N.A.	9/21/16[3]	9/21/26	HUF16,336,015	(642,347)	—	(642,347)
2.51%[2]	6-month WIBOR	Barclays Bank PLC	12/21/16[3]	12/21/26	PLN 262,390	(1,736,603)	—	(1,736,603)
2.58%[2]	6-month WIBOR	Goldman Sachs International	12/21/16[3]	12/21/26	PLN 284,035	(2,303,381)	—	(2,303,381)
2.61%[2]	6-month WIBOR	Morgan Stanley & Co. International PLC	12/21/16[3]	12/21/26	PLN 165,305	(1,456,315)	—	(1,456,315)
Total						$12,350,795	$154,578	$12,196,217

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

[3]	Forward swap.

   OTC Total Return Swaps

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Everlight Electronics Co.	3-month LIBOR plus 0.50%[1]	Citibank N.A.	7/13/16	USD 425[2]	$56,497	—	$ 56,497
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Citibank N.A.	9/20/16	USD 37,500	352,552	$(55,197)	407,749
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Citibank N.A.	9/20/16	USD 36,009	454,743	(26,813)	481,556
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	9/20/16	USD 37,604	781,698	(29,303)	811,001
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	9/20/16	USD 37,606	781,740	(29,304)	811,044
HSBC Holdings PLC	3-month GBP LIBOR minus 0.25%[3]	Bank of America N.A.	9/30/16	GBP 1,779[2]	(716,157)	—	(716,157)
LyondellBasell Industries NV	3-month LIBOR minus 0.30%[4]	Bank of America N.A.	12/15/16	USD 91[2]	(39,522)	—	(39,522)
BHP Billiton Ltd.	3-month LIBOR minus 1.15%[3]	Bank of America N.A.	12/30/16	USD 154[2]	(374,935)	—	(374,935)
Market Vector Semiconductor ETF	3-month LIBOR minus 0.75%[3]	Bank of America N.A.	12/30/16	USD 63[2]	(121,991)	—	(121,991)
iShares JPMorgan USD Emerging Markets Bond ETF	1-month LIBOR plus 0.20%[1]	Citibank N.A.	3/22/17	USD 680[2]	1,452,239	—	1,452,239
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[5]	Credit Suisse International	1/12/45	USD 27,633	(397,356)	10,731	(408,087)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/45	USD 27,080	389,399	(34,047)	423,446
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[4]	Credit Suisse International	1/12/45	USD 27,080	389,399	82,047	307,352
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[5]	Credit Suisse International	1/12/45	USD 26,527	(381,442)	94,105	(475,547)

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Reference Entity	Fixed Rate(Amount)/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.90%[6]	Bank of America N.A.	2/15/45	USD 30,035	$(4,895,663)	$54,174	$(4,949,837)
Total					$(2,268,799)	$66,393	$(2,335,192)

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[2]	Contract amount shown.

[3]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

[4]	Fund pays the total return of the reference entity and receives the floating rate.

[5]	Fund pays the floating rate and receives the total return of the reference entity.

[6]	Fund pays the fixed rate and receives the floating rate.

OTC Total Return Basket Swaps[1]
Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Depreciation	Net Value of Reference Entities
Equity Securities Long/Short	Bank of America N.A.	4/17/17	USD2,730,794	$(588,561)[2]	$2,104,299

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25-100 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

EUR 1 Month

EUR 1 Week

GBP 1 Week

[2]	Amount includes $37,934 of dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America N.A., as of June 30, 2016, expiration date 4/17/17:

	Shares	Value
Reference Entity — Long
Banco Santander SA	159,194	$605,789
BNP Paribas SA	12,408	544,162
Eurobank Ergasias SA	1,688,592	1,068,915
Hellenic Telecommunications Organization SA	398,001	3,636,425
ING Groep NV CVA	36,079	373,272
Intesa Sanpaolo SpA	168,538	321,017
Ladbrokes PLC	675,129	1,008,033
Numericable-SFR SA	48,105	1,202,141
Société Générale SA	7,809	244,470
Total Reference Entity — Long		9,004,224

	Shares	Value
Reference Entity — Short
Anglo American PLC	(255,233)	$(2,501,869)
APERAM SA	(54,233)	(1,898,439)
Banco Bilbao Vizcaya Argentaria SA	(20,903)	(119,763)
Lloyds Banking Group PLC	(3,285,755)	(2,379,854)
Total Reference Entity — Short		(6,899,925)
Net Value of Reference Entity — Bank of America N.A.		$2,104,299

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	91

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Transactions in Options Written for the Six Months Ended June 30, 2016

	Calls

		Notional (000)

	Number of Contracts	AUD	EUR	GBP	JPY	USD	Premiums Received

Outstanding options, beginning of period	157,500,879	—	767,633	—	17,224,314	7,785,589	$54,930,267
Options written	130,593,912	46,800	2,867,552	318,530	12,386,088	13,563,822	224,023,347
Options exercised	(7,549)	—	(464,470)	—	(28,320,184)	(473,767)	(26,913,854)
Options expired	(287,676,839)	(46,800)	(1,165,884)	—	(1,290,218)	(6,996,827)	(47,720,609)
Options closed	(359,873)	—	(1,266,271)	(249,830)	—	(2,886,247)	(117,000,679)

Outstanding options, end of period	50,530	—	738,560	68,700	—	10,992,570	$87,318,472

	Puts

		Notional (000)

	Number of Contracts	AUD	CAD	CHF	EUR	GBP	USD	Premiums Received

Outstanding options, beginning of period	—	165,020	34,125	399,675	5,002,806	163,510	752,800	$51,776,425
Options written	508,363	487,800	—	370,838	1,162,122	332,272	14,859,562	147,097,995
Options exercised	—	(93,680)	—	(398,000)	(42,523)	(65,370)	(980,443)	(19,061,636)
Options expired	(271,401)	(465,460)	—	(23,838)	(4,762,305)	(163,200)	(458,092)	(30,902,401)
Options closed	(188,079)	(93,680)	(34,125)	(348,675)	—	(32,810)	(2,541,717)	(74,540,038)

Outstanding options, end of period	48,883	—	—	—	1,360,100	234,402	11,632,110	$74,370,345

As of period end, the value of portfolio securities subject to covered call options written was $344,804,956.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	$528,392	—	$ 461,597	—	$ 4,555,847	—	$ 5,545,836
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$149,088,442	—	—	149,088,442
Interest rate caps	Premiums paid	—	—	—	—	309,373	—	309,373
Options purchased	Investments at value — unaffiliated[2]	—	$ 529,328	36,318,401	61,894,355	109,095,834	—	207,837,918
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	60,172,196	1,508,736	—	33,019,952	$ 54,174	94,755,058
Swaps - centrally cleared	Net unrealized appreciation[1]	—	11,188,228	—	—	31,116,957	—	42,305,185

Total		$528,392	$71,889,752	$38,288,734	$210,982,797	$178,097,963	$ 54,174	$499,841,812

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	$434,266	—	$ 6,397,621	—	$113,482,266	—	$120,314,153
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$172,711,319	—	—	172,711,319
Interest rate caps	Net unrealized depreciation	—	—	—	—	293,078	—	293,078
Options written	Options written at value	—	$ 542,144	22,935,547	18,848,580	78,509,076	—	120,835,347
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	67,116,094	1,841,166	—	18,298,424	$4,949,837	92,205,521
Swaps - centrally cleared	Net unrealized depreciation[1]	—	166,610	—	—	94,342,793	—	94,509,403

Total		$434,266	$67,824,848	$31,174,334	$191,559,899	$304,925,637	$4,949,837	$600,868,821

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$(11,374,967)	—	$(14,806,431)	—	$(246,534,819)	—	$(272,716,217)
Forward foreign currency exchange contracts	—	—	—	$(234,995,477)	—	—	(234,995,477)
Interest rate caps	—	—	—	—	(498,899)	—	(498,899)
Options purchased[1]	—	—	(51,058,514)	(68,014,467)	24,242,934	—	(94,830,047)
Options written	—	$237,873	25,965,175	55,166,625	(7,288,531)	—	74,081,142
Swaps	—	(19,308,684)	6,820,466	—	(97,635,652)	$18,917	(110,104,953)

Total	$(11,374,967)	$(19,070,811)	$(33,079,304)	$(247,843,319)	$(327,714,967)	$18,917	$(639,064,451)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$(527,445)	—	$(5,215,264)	—	$(134,484,043)	—	$(140,226,752)
Forward foreign currency exchange contracts	—	—	—	$88,176,505	—	—	88,176,505
Interest rate caps	—	—	—	—	236,950	—	236,950
Options purchased[2]	—	$17,836	(1,474,864)	17,197,621	11,261,872	—	27,002,465
Options written	—	(57,863)	634,480	128,152	8,488,925	—	9,193,694
Swaps	—	23,313,197	(2,504,680)	—	(22,817,265)	$(5,048,405)	(7,057,153)

Total	$(527,445)	$23,273,170	$(8,560,328)	$105,502,278	$(137,313,561)	$(5,048,405)	$ (22,674,291)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$645,204,989
Average notional value of contracts - short	$9,051,192,781
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$12,477,305,861
Average amounts sold - in USD	$3,328,350,364
Options:
Average value of option contracts purchased	$89,889,585
Average value of option contracts written	$41,344,324
Average notional value of swaption contracts purchased	$11,007,837,085
Average notional value of swaption contracts written	$18,170,452,666
Average value of interest indexed caps purchased	$76,573
Credit default swaps:
Average notional value - buy protection	$1,851,725,874
Average notional value - sell protection	$2,758,264,642
Interest rate swaps:
Average notional value - pays fixed rate	$4,647,534,670
Average notional value - receives fixed rate	$8,466,177,159
Total return swaps:
Average notional value	$293,263,850

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	93

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 6,499,866		$13,903,606
Forward foreign currency exchange contracts	149,088,442		172,711,319
Interest rate caps	309,373		293,078
Options	207,837,918	[1]	120,835,347
Swaps - centrally cleared	6,600,520		—
Swaps - OTC[2]	94,755,058		92,205,521

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$465,091,177		$399,948,871
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(70,418,895)		(36,844,702)

Total derivative assets and liabilities subject to an MNA	$394,672,282		$363,104,169

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,6]
Bank of America N.A.	$44,100,819	$ (44,100,819)	—	—	—
Barclays Bank PLC	94,266,523	(26,149,076)	—	$(3,420,000)	$64,697,447
BNP Paribas S.A.	16,250,019	(7,962,100)	—	(2,710,000)	5,577,919
Citibank N.A.	72,961,278	(68,160,158)	—	—	4,801,120
Credit Suisse International	3,845,432	(3,845,432)	—	—	—
Deutsche Bank AG	24,445,063	(20,045,381)	—	—	4,399,682
Goldman Sachs Bank USA	1,272,334	(18,520)	—	(1,000,000)	253,814
Goldman Sachs International	39,637,608	(23,752,306)	—	(15,885,302)	—
HSBC Bank PLC	12,872,734	(12,872,734)	—	—	—
J.P. Morgan Securities LLC	404,201	(404,201)	—	—	—
JPMorgan Chase Bank N.A.	33,028,850	(23,873,849)	—	(9,155,001)	—
Morgan Stanley & Co. International PLC	8,765,061	(8,765,061)	—	—	—
Morgan Stanley Capital Services LLC	6,679,012	(6,058,203)	—	—	620,809
Royal Bank of Scotland PLC	26,196,977	(19,639,211)	—	—	6,557,766
Société Générale	195,391	(195,391)	—	—	—
Standard Chartered Bank	3,523,141	(2,437,054)	—	—	1,086,087
State Street Bank and Trust Co.	3,347,682	(3,347,682)	—	—	—
UBS AG	2,880,157	(2,880,157)	—	—	—

Total	$394,672,282	$(274,507,335)	—	$(32,170,303)	$87,994,644

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5,6]
Bank of America N.A.	$88,908,888	$ (44,100,819)	—	—	$44,808,069
Bank of New York Mellon	156,613	—	—	—	156,613
Barclays Bank PLC	26,149,076	(26,149,076)	—	—	—
BNP Paribas S.A.	7,962,100	(7,962,100)	—	—	—
Citibank N.A.	68,160,158	(68,160,158)	—	—	—
Credit Suisse International	6,766,051	(3,845,432)	—	$(2,920,619)	—
Deutsche Bank AG	20,045,381	(20,045,381)	—	—	—
Goldman Sachs Bank USA	18,520	(18,520)	—	—	—
Goldman Sachs International	23,752,306	(23,752,306)	—	—	—
HSBC Bank PLC	13,015,940	(12,872,734)	—	—	143,206
HSBC Bank USA N.A.	133,228	—	—	—	133,228
J.P. Morgan Securities LLC	1,482,052	(404,201)	—	(870,000)	207,851
JPMorgan Chase Bank N.A.	23,873,849	(23,873,849)	—	—	—
Morgan Stanley & Co. International PLC	35,273,672	(8,765,061)	—	(22,320,000)	4,188,611
Morgan Stanley Capital Services LLC	6,058,203	(6,058,203)	—	—	—
Nomura International PLC	1,183,161	—	—	—	1,183,161
Royal Bank of Canada	376,421	—	—	—	376,421
Royal Bank of Scotland PLC	19,639,211	(19,639,211)	—	—	—
Société Générale	1,216,355	(195,391)	—	(930,000)	90,964
Standard Chartered Bank	2,437,054	(2,437,054)	—	—	—
State Street Bank and Trust Co.	5,987,677	(3,347,682)	—	—	2,639,995
UBS AG	10,508,253	(2,880,157)	—	(4,960,000)	2,668,096

Total	$363,104,169	$(274,507,335)	—	$(32,000,619)	$56,596,215

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

[6]	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

Fair Value Measurements as of June 30, 2016

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,057,062,703	$648,055,951	$3,705,118,654
Common Stocks[1]	$74,631,976	8,027,818	17,341	82,677,135
Corporate Bonds	—	3,533,633,018	2,241,544	3,535,874,562
Floating Rate Loan Interests	—	413,278,040	60,489,414	473,767,454
Foreign Agency Obligations	—	362,433,524	—	362,433,524
Foreign Government Obligations	—	3,490,832,298	—	3,490,832,298
Investment Companies	983,258,697	—	—	983,258,697
Non-Agency Mortgage-Backed Securities	—	2,382,328,505	350,048,339	2,732,376,844
Preferred Securities	49,556,781	298,037,371	2,860,624	350,454,776
Rights	8,280	—	—	8,280
Taxable Municipal Bonds	—	1,392,278,602	—	1,392,278,602
U.S. Government Sponsored Agency Securities	—	21,968,083,841	—	21,968,083,841
U.S. Treasury Obligations	—	5,648,398,548	—	5,648,398,548
Short-Term Securities:
Borrowed Bond Agreements	—	1,819,545,453	—	1,819,545,453
Money Market Funds	1,123,994,219	86,518,845	—	1,210,513,064
Options Purchased:
Credit contracts	—	529,328	—	529,328
Equity contracts	35,808,257	88,797	421,347	36,318,401

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	95

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Foreign currency exchange contracts	—	$61,894,355	—	$61,894,355
Interest rate contracts	$21,510,252	87,585,582	—	109,095,834
Liabilities:
Investments:
Investments Sold Short	—	(126,919,192)	—	(126,919,192)
TBA Sale Commitments	—	(17,240,806,567)	—	(17,240,806,567)
Borrowed Bonds	—	(1,841,654,032)	—	(1,841,654,032)

Total	$2,288,768,462	$25,401,176,837	$1,064,134,560	$28,754,079,859

[1]	See above Consolidated Schedule of Investments for values in each country.

Derivative Financial Instruments[2]
Assets:
Commodity contracts	$528,392	—	—	$528,392
Credit contracts	—	$20,080,429	—	20,080,429
Equity contracts	461,597	1,508,736	—	1,970,333
Foreign currency exchange contracts	—	149,088,442	—	149,088,442
Interest rate contracts	4,555,847	63,770,427	—	68,326,274
Liabilities:
Commodity contracts	(434,266)	—	—	(434,266)
Credit contracts	—	(21,563,768)	—	(21,563,768)
Equity contracts	(29,333,168)	(1,841,166)	—	(31,174,334)
Foreign currency exchange contracts	—	(191,559,899)	—	(191,559,899)
Interest rate contracts	(113,487,815)	(191,238,137)	—	(304,725,952)
Other contracts	—	(4,949,837)	—	(4,949,837)

Total	$(137,709,413)	$(176,704,773)	—	$(314,414,186)

[2]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$45,712,867	—	—	$45,712,867
Foreign currency at value	448,968,004	—	—	448,968,004
Cash pledged:
Collateral - borrowed bond agreements	958,000	—	—	958,000
Collateral - OTC derivatives	41,270,000	—	—	41,270,000
Futures contracts	66,903,170	—	—	66,903,170
Centrally cleared swaps	147,611,080	—	—	147,611,080
Liabilities:
Reverse repurchase agreements	—	$(2,480,527,166)	—	(2,480,527,166)
Collateral on securities loaned at value	—	(86,518,845)	—	(86,518,845)
Cash received:
Collateral - OTC derivatives	—	(67,390,000)	—	(67,390,000)
Collateral - TBA commitments	—	(8,570,000)	—	(8,570,000)
Futures contracts	—	(100,000)	—	(100,000)

Total	$751,423,121	$(2,643,106,011)	—	$(1,891,682,890)

During the six months ended June 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	JUNE 30, 2016

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	U.S. Government Sponsored Agency Securities	Warrants	Options Purchased	Total
Assets:
Opening Balance, as of December 31, 2015	$722,864,341	$17,341	$20,044,954	$105,507,179	$339,389,921	$3,012,761	$ 812,448	$644,786	—	$1,192,293,731
Transfers into Level 3	39,317,208	—	1,221	2,971,407	23,161,209	—	—	—	—	65,451,045
Transfers out of Level 3[1]	(236,310,985)	—	(14,541,761)	(33,951,200)	(64,005,702)	—	(812,448)	—	—	(349,622,096)
Accrued discounts/premiums	1,216,149	—	20,538	56,075	1,010,828	—	—	—	—	2,303,590
Net realized gain (loss)	(10,825,651)	—	192,414	(970,985)	1,455,920	—	—	478,867	—	(9,669,435)
Net change in unrealized appreciation (depreciation)[2,3]	(7,032,133)	—	(695,575)	34,059	(4,516,285)	(152,137)	—	(349,995)	$(2,409,449)	(15,121,515)
Purchases	196,142,773	—	832,000	1,046,391	113,714,639	—	—	—	2,830,796	314,566,599
Sales	(57,315,751)	—	(3,612,247)	(14,203,512)	(60,162,191)	—	—	(773,658)	—	(136,067,359)

Closing Balance, as of June 30, 2016	$648,055,951	$17,341	$2,241,544	$60,489,414	$350,048,339	$2,860,624	—	—	$421,347	$1,064,134,560

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016[3]	$(9,691,671)	—	$(695,575)	$(77,963)	$(4,707,073)	$(152,137)	—	—	$(2,409,449)	$(17,733,868)

[1]

As of December 31, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2016 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	97

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Assets
Investments at value — unaffiliated[2,3]	$47,932,949	$46,404,228,748
Investments at value — affiliated[4]	1,642,089	1,559,230,902
Cash	31,033	45,712,867
Cash Pledged:
Collateral — borrowed bond agreements	—	958,000
Collateral — OTC derivatives	—	41,270,000
Futures contracts	220,000	66,903,170
Centrally cleared swaps	997,000	147,611,080
Foreign currency at value[5]	803,473	448,968,004
Receivables:
Investments sold	1,465,109	3,192,184,942
Options written	—	2,320,994
Securities lending income — affiliated	—	140,959
Swaps	—	2,125,596
TBA sale commitments	—	17,152,836,336
Capital shares sold	1,128,658	132,401,821
Dividends — affiliated	1,521	972,037
Dividends — unaffiliated	—	94,426
Interest	889,960	142,632,731
From the Manager	994	72,172
Variation margin on futures contracts	—	7,937,826
Variation margin on centrally cleared swaps	—	6,600,520
Interest rate caps premiums paid	—	309,373
Swap premiums paid	799,899	51,700,651
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,994,450	149,088,442
OTC swaps	384,844	43,054,407
Prepaid expenses	37,547	222,125

Total assets	59,329,526	69,599,578,129

Liabilities
Investments sold short at value[6]	—	126,919,192
Cash received:
Collateral — futures contracts	—	100,000
Collateral — OTC derivatives	1,530,000	67,390,000
Collateral — TBA commitments	—	8,570,000
Borrowed bonds at value[7]	—	1,841,654,032
Collateral on securities loaned at value	—	86,518,845
Options written at value[8]	—	120,835,347
TBA sale commitments at value[9]	—	17,240,806,567
Reverse repurchase agreements	—	2,480,527,166
Payables:
Investments purchased	3,988,017	18,208,955,835
Swaps	—	4,867,159
Capital shares redeemed	73,367	158,278,522
Income dividends	63,861	11,941,332
Interest expense	—	5,512,465
Investment advisory fees	1,486	12,951,829
Officer’s and Trustees’ fees	2,924	112,158
Options written	—	4,602,535
Other accrued expenses	143,710	7,122,016
Other affiliates	2,055	1,579,325
Service and distribution fees	7,099	1,861,403
Variation margin on futures contracts	27,645	13,903,606
Variation margin on centrally cleared swaps	64,794	—
Swap premiums received	—	46,460,765
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,930,846	172,711,319
OTC swaps	167,912	45,744,756
Interest rate caps	—	293,078

Total liabilities	9,003,716	40,670,219,252

Net Assets	$50,325,810	$28,929,358,877

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	JUNE 30, 2016

Statements of Assets and Liabilities (concluded)

June 30, 2016 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Net Assets Consist of
Paid-in capital	$59,314,220	$30,318,228,016
Undistributed (distributions in excess of) net investment income	71,764	(6,851,551)
Accumulated net realized loss	(12,158,278)	(1,205,851,337)
Net unrealized appreciation (depreciation)	3,098,104	(176,166,251)

Net Assets	$50,325,810	$28,929,358,877

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$45,170,654	$46,322,359,490
[3] Securities loaned at value	—	$82,215,466
[4] Investments at cost — affiliated	$1,642,089	$1,548,388,512
[5] Foreign currency at cost	$790,724	$442,175,868
[6] Proceeds from investments sold short	—	$126,814,718
[7] Proceeds received from borrowed bonds	—	$1,812,363,087
[8] Premiums received	—	$161,688,817
[9] Proceeds from TBA sale commitments	—	$17,152,836,336

Net Asset Value
Institutional
Net assets	$21,388,760	$19,695,492,771

Shares outstanding[10]	2,328,989	2,026,499,837

Net asset value	$9.18	$9.72

Investor A
Net assets	$13,042,505	$5,013,253,362

Shares outstanding[10]	1,422,300	515,875,551

Net asset value	$9.17	$9.72

Investor C
Net assets	$5,396,775	$1,002,373,152

Shares outstanding[10]	588,303	103,236,708

Net asset value	$9.17	$9.71

Class K
Net assets	$10,497,770	$3,218,239,592

Shares outstanding[10]	1,143,672	330,907,462

Net asset value	$9.18	$9.73

[10] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	99

Statements of Operations

Six Months Ended June 30, 2016 (Unaudited)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]

Investment Income
Interest	$1,874,857	$449,156,764
Dividends — affiliated	7,228	11,754,486
Dividends — unaffiliated	—	17,069,971
Securities lending — affiliated — net	—	428,870
Foreign taxes withheld	—	(1,102,080)

Total income	1,882,085	477,308,011

Expenses
Investment advisory	152,472	67,490,639
Professional	61,374	316,250
Service and distribution — class specific	43,502	11,788,168
Custodian	34,775	1,426,585
Registration	30,673	239,802
Printing	28,340	242,935
Transfer agent — class specific	28,323	11,894,586
Administration	10,800	4,696,211
Administration — class specific	5,083	2,962,625
Offering	—	20,808
Officer and Trustees	10,450	225,046
Accounting services	10,280	870,768
Miscellaneous	12,023	665,036
Recoupment of past waived fees — class specific	186	2,236,611

Total expenses excluding interest expense	428,281	105,076,070
Interest expense[2]	—	15,514,603

Total expenses	428,281	120,590,673
Less:
Administration fees waived	(268)	—
Administration fees waived — class specific	(4,860)	(573,276)
Transfer agent fees waived — class specific	(678)	(23,513)
Transfer agent fees reimbursed — class specific	(4,903)	(551,755)
Fees waived by the Manager	(133,219)	(950,342)
Expenses reimbursed by the Manager	(1,376)	—

Total expenses after fees waived and/or reimbursed	282,977	118,491,787

Net investment income	1,599,108	358,816,224

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(1,149,979)	(235,421,274)[3]
Investments — affiliated	—	1,632,272
Options written	—	74,081,142
Futures contracts	78,366	(272,716,217)
Interest rate caps	—	(498,899)
Swaps	(1,168,618)	(110,104,953)
Foreign currency transactions	140,539	(189,411,078)
Borrowed bonds	—	(34,623,194)

	(2,099,692)	(767,062,201)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,636,007	683,019,369
Investments — affiliated	—	14,981,260
Options written	—	9,193,694
Futures contracts	(222,223)	(140,226,752)
Interest rate caps	—	236,950
Swaps	654,151	(7,057,153)
Foreign currency translations	(124,836)	89,036,153
Unfunded floating rate loan interests	—	431,863
Short sales	—	(104,474)
Borrowed bonds	—	(45,409,729)

	3,943,099	604,101,181

Net realized and unrealized gain (loss)	1,843,407	(162,961,020)

Net Increase in Net Assets Resulting from Operations	$3,442,515	$195,855,204

[1]	Consolidated Statement of Operations.

[2]	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

[3]	Net of $2,905,883 foreign capital gain tax.

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	JUNE 30, 2016

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio[1]
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$1,599,108	$2,680,565	$358,816,224	$598,710,783
Net realized loss	(2,099,692)	(674,443)	(767,062,201)	(94,919,842)
Net change in unrealized appreciation (depreciation)	3,943,099	36,407	604,101,181	(669,902,762)

Net increase (decrease) in net assets resulting from operations	3,442,515	2,042,529	195,855,204	(166,111,821)

Distributions to Shareholders[2]
From net investment income:
Institutional	(511,713)	(568,667)	(294,300,650)	(677,502,128)
Investor A	(303,047)	(335,737)	(60,960,126)	(150,333,019)
Investor C	(113,284)	(142,762)	(8,403,489)	(20,880,316)
Class K	(333,204)	(611,718)	(13,862,767)	—
From net realized gain:
Institutional	—	—	—	(55,680,939)
Investor A	—	—	—	(13,038,066)
Investor C	—	—	—	(2,582,271)

Decrease in net assets resulting from distributions to shareholders	(1,261,248)	(1,658,884)	(377,527,032)	(920,016,739)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(4,453,443)	(11,187,394)	(1,813,793,207)	6,807,600,580

Net Assets
Total increase (decrease) in net assets	(2,272,176)	(10,803,749)	(1,995,465,035)	5,721,472,020
Beginning of period	52,597,986	63,401,735	30,924,823,912	25,203,351,892

End of period	$50,325,810	$52,597,986	$28,929,358,877	$30,924,823,912

Undistributed (distributions in excess of) net investment income, end of period	$71,764	$(266,096)	$(6,851,551)	$11,859,257

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	101

Financial Highlights	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$8.79	$8.73	$9.14	$10.54	$10.32	$10.32

Net investment income[1]	0.28	0.43	0.51	0.45	0.43	0.49
Net realized and unrealized gain (loss)	0.33	(0.10)	(0.50)	(1.41)	1.58	0.03 [2]

Net increase (decrease) from investment operations	0.61	0.33	0.01	(0.96)	2.01	0.52

Distributions:[3]
From net investment income	(0.22)	(0.27)	—	(0.07)	(0.59)	(0.48)
From net realized gain	—	—	—	(0.00)[4]	(1.20)	(0.04)
From return of capital	—	—	(0.42)	(0.37)	—	—

Total distributions	(0.22)	(0.27)	(0.42)	(0.44)	(1.79)	(0.52)

Net asset value, end of period	$9.18	$8.79	$8.73	$9.14	$10.54	$10.32

Total Return[5]
Based on net asset value	7.11%[6]	3.80%	0.09%	(9.30)%	20.10%	5.11%[7]

Ratios to Average Net Assets
Total expenses[8,9]	1.51%[10]	1.50%	1.30%	1.07%	1.18%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly[9]	0.95%[10]	0.97%	0.98%	0.92%	0.98%	0.96%

Net investment income[9]	6.46%[10]	4.86%	5.79%	4.55%	3.92%	4.72%

Supplemental Data
Net assets, end of period (000)	$21,389	$19,339	$24,177	$64,636	$15,203	$6,497

Portfolio turnover rate	140%	421%	449%	214%	193%	195%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Expense ratios	1.51%	1.48%	1.29%	1.07%	1.18%	1.20%

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.01%	0.02%	0.01%	0.02%	—	—

[10]	Annualized.

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	JUNE 30, 2016

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$8.78	$8.72	$9.13	$10.53	$10.31	$10.31

Net investment income[1]	0.27	0.40	0.48	0.40	0.40	0.46
Net realized and unrealized gain (loss)	0.33	(0.10)	(0.49)	(1.39)	1.58	0.03 [2]

Net increase (decrease) from investment operations	0.60	0.30	(0.01)	(0.99)	1.98	0.49

Distributions:[3]
From net investment income	(0.21)	(0.24)	—	(0.08)	(0.56)	(0.45)
From net realized gain	—	—	—	(0.00)[4]	(1.20)	(0.04)
From return of capital	—	—	(0.40)	(0.33)	—	—

Total distributions	(0.21)	(0.24)	(0.40)	(0.41)	(1.76)	(0.49)

Net asset value, end of period	$9.17	$8.78	$8.72	$9.13	$10.53	$10.31

Total Return[5]
Based on net asset value	6.96%[6]	3.51%	(0.14)%	(9.59)%	19.78%	4.81%[7]

Ratios to Average Net Assets
Total expenses[8,9]	1.83%[10]	1.81%	1.65%	1.46%	1.48%	1.51%

Total expenses after fees waived, reimbursed and paid indirectly[9]	1.25%[10]	1.25%	1.25%	1.25%	1.25%	1.25%

Net investment income[9]	6.15%[10]	4.60%	5.42%	4.00%	3.66%	4.38%

Supplemental Data
Net assets, end of period (000)	$13,043	$14,110	$12,063	$19,582	$26,999	$14,803

Portfolio turnover rate	140%	421%	449%	214%	193%	195%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Expense ratios	1.83%	1.81%	1.59%	1.43%	1.48%	1.49%

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.01%	0.02%	0.01%	0.02%	—	—

[10]	Annualized.

See Notes to Financial Statement

BLACKROCK FUNDS II	JUNE 30, 2016	103

Financial Highlights (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor C
	Six Months
	Ended
	June 30,
	2016		Year Ended December 31,
	(Unaudited)		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$8.78		$8.73	$9.14	$10.53	$10.31	$10.31

Net investment income[1]	0.24		0.34	0.41	0.33	0.33	0.39
Net realized and unrealized gain (loss)	0.33		(0.11)	(0.50)	(1.39)	1.57	0.03 [2]

Net increase (decrease) from investment operations	0.57		0.23	(0.09)	(1.06)	1.90	0.42

Distributions:[3]
From net investment income	(0.18)		(0.18)	—	(0.06)	(0.48)	(0.38)
From net realized gain	—		—	—	(0.00)[4]	(1.20)	(0.04)
From return of capital	—		—	(0.32)	(0.27)	—	—

Total distributions	(0.18)		(0.18)	(0.32)	(0.33)	(1.68)	(0.42)

Net asset value, end of period	$9.17		$8.78	$8.73	$9.14	$10.53	$10.31

Total Return[5]
Based on net asset value	6.57%[6]		2.65%	(0.93)%	(10.19)%	18.89%	4.08%[7]

Ratios to Average Net Assets
Total expenses[8]	2.65	%9,[10]	2.64%[10]	2.45%[10]	2.23%[10]	2.27%	2.25%[10]

Total expenses after fees waived, reimbursed and paid indirectly[8]	2.00%[9]		2.00%	2.00%	2.00%	2.00%	1.95%

Net investment income[8]	5.41%[9]		3.85%	4.63%	3.32%	2.96%	3.72%

Supplemental Data
Net assets, end of period (000)	$5,397		$6,060	$7,358	$9,600	$13,200	$9,799

Portfolio turnover rate	140%		421%	449%	214%	193%	195%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months
	Ended
	June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.01%	0.02%	0.01%	0.02%	—	—

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Class K
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$8.79	$8.73	$9.14	$10.54	$10.32	$10.32

Net investment income[1]	0.29	0.44	0.50	0.43	0.45	0.50
Net realized and unrealized gain (loss)	0.33	(0.10)	(0.48)	(1.38)	1.57	0.03 [2]

Net increase (decrease) from investment operations	0.62	0.34	0.02	(0.95)	2.02	0.53

Distributions:[3]
From net investment income	(0.23)	(0.28)	—	(0.10)	(0.60)	(0.49)
From net realized gain	—	—	—	(0.00)[4]	(1.20)	(0.04)
From return of capital	—	—	(0.43)	(0.35)	—	—

Total distributions	(0.23)	(0.28)	(0.43)	(0.45)	(1.80)	(0.53)

Net asset value, end of period	$9.18	$8.79	$8.73	$9.14	$10.54	$10.32

Total Return[5]
Based on net asset value	7.17%[6]	3.91%	0.20%	(9.23)%	20.25%	5.23%[7]

Ratios to Average Net Assets
Total expenses[8,9]	1.41%[10]	1.37%	1.23%	0.96%	1.07%	1.11%

Total expenses after fees waived, reimbursed and paid indirectly[9]	0.85%[10]	0.85%	0.85%	0.85%	0.85%	0.85%

Net investment income[9]	6.55%[10]	4.99%	5.57%	4.22%	4.12%	4.82%

Supplemental Data
Net assets, end of period (000)	$10,498	$13,088	$19,803	$11,165	$33,552	$28,415

Portfolio turnover rate	140%	421%	449%	214%	193%	195%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Expense ratios	1.40%	1.37%	1.23%	0.96%	1.07%	1.11%

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.01%	0.02%	0.01%	0.02%	—	—

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	105

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional
	Six Months Ended June 30, 2016 (Unaudited)[1]	Year Ended December 31,
		2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.77	$10.11	$10.17	$10.10	$9.51	$9.96

Net investment income[2]	0.12	0.21	0.24	0.27	0.36	0.39
Net realized and unrealized gain (loss)	(0.04)	(0.24)	0.15	0.07	0.57	(0.45)

Net increase (decrease) from investment operations	0.08	(0.03)	0.39	0.34	0.93	(0.06)

Distributions:[3]
From net investment income	(0.13)	(0.29)	(0.41)	(0.25)	(0.32)	(0.37)
From net realized gain	—	(0.02)	(0.04)	(0.02)	—	(0.02)
From return of capital	—	—	—	—	(0.02)	—

Total distributions	(0.13)	(0.31)	(0.45)	(0.27)	(0.34)	(0.39)

Redemption fees added to paid-in capital	—	—	—	—	—	0.00 [4]

Net asset value, end of period	$9.72	$9.77	$10.11	$10.17	$10.10	$9.51

Total Return[5]
Based on net asset value	0.80%[6]	(0.30)%	3.79%	3.38%	9.91%	(0.73)%[7]

Ratios to Average Net Assets
Total expenses[8]	0.72%[9,10]	0.77%[10]	0.78%[10]	0.89%[10]	0.89%	1.09%

Total expenses after fees waived, reimbursed and paid indirectly[8]	0.71%[9]	0.75%	0.77%	0.87%	0.84%	0.92%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[8]	0.61%[9]	0.59%	0.60%	0.65%	0.65%	0.52%

Net investment income[8]	2.50%[9]	2.09%	2.34%	2.62%	3.62%	3.99%

Supplemental Data
Net assets, end of period (000)	$19,695,493	$24,173,415	$20,070,188	$7,294,601	$2,180,663	$1,418,742

Portfolio turnover rate[11]	853%	1,856%	1,396%	1,413%	807%	639%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.02%	0.03%	0.02%	0.03%	0.04%	0.07%

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Expense ratios	0.70%	0.77%	0.77%	0.88%	N/A	N/A

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	593%	1,242%	1,067%	894%	461%	477%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,778%	1,078%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,105%	846%

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	JUNE 30, 2016

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor A
	Six Months Ended June 30, 2016 (Unaudited)[1]	Year Ended December 31,
		2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.77	$10.11	$10.17	$10.10	$9.51	$9.96

Net investment income[2]	0.11	0.18	0.22	0.24	0.33	0.37
Net realized and unrealized gain (loss)	(0.05)	(0.24)	0.14	0.07	0.58	(0.46)

Net increase (decrease) from investment operations	0.06	(0.06)	0.36	0.31	0.91	(0.09)

Distributions:[3]
From net investment income	(0.11)	(0.26)	(0.38)	(0.22)	(0.30)	(0.34)
From net realized gain	—	(0.02)	(0.04)	(0.02)	—	(0.02)
From return of capital	—	—	—	—	(0.02)	—

Total distributions	(0.11)	(0.28)	(0.42)	(0.24)	(0.32)	(0.36)

Redemption fees added to paid-in capital	—	—	—	—	—	0.00 [4]

Net asset value, end of period	$9.72	$9.77	$10.11	$10.17	$10.10	$9.51

Total Return[5]
Based on net asset value	0.66%[6]	(0.60)%	3.48%	3.12%	9.64%	(0.98)%[7]

Ratios to Average Net Assets
Total expenses[8]	1.04%[9,10]	1.12%[10]	1.09%[10]	1.15%[10]	1.15%	1.35%

Total expenses after fees waived, reimbursed and paid indirectly[8]	1.01%[9]	1.06%	1.06%	1.12%	1.09%	1.16%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[8]	0.90%[9]	0.90%	0.90%	0.90%	0.90%	0.77%

Net investment income[8]	2.22%[9]	1.77%	2.10%	2.39%	3.38%	3.74%

Supplemental Data
Net assets, end of period (000)	$5,013,253	$5,632,067	$4,047,716	$3,186,806	$1,077,279	$903,984

Portfolio turnover rate[11]	853%	1,856%	1,396%	1,413%	807%	639%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.02%	0.03%	0.02%	0.03%	0.04%	0.07%

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Expense ratios	1.04%	1.10%	1.08%	1.15%	N/A	N/A

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	593%	1,242%	1,067%	894%	461%	477%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,778%	1,078%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,105%	846%

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	107

Financial Highlights (continued)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)[1]	2015[1]	2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$9.76	$10.10	$10.16	$10.09	$9.50	$9.95

Net investment income[2]	0.07	0.10	0.14	0.17	0.26	0.29
Net realized and unrealized gain (loss)	(0.04)	(0.24)	0.14	0.06	0.57	(0.45)

Net increase (decrease) from investment operations	0.03	(0.14)	0.28	0.23	0.83	(0.16)

Distributions:[3]
From net investment income	(0.08)	(0.18)	(0.30)	(0.15)	(0.22)	(0.27)
From net realized gain	—	(0.02)	(0.04)	(0.01)	—	(0.02)
From return of capital	—	—	—	—	(0.02)	—

Total distributions	(0.08)	(0.20)	(0.34)	(0.16)	(0.24)	(0.29)

Redemption fees added to paid-in capital	—	—	—	—	—	0.00 [4]

Net asset value, end of period	$9.71	$9.76	$10.10	$10.16	$10.09	$9.50

Total Return[5]
Based on net asset value	0.28%[6]	(1.34)%	2.70%	2.34%	8.84%	(1.72)%[7]

Ratios to Average Net Assets
Total expenses[8]	1.76%[9,10]	1.83%[10]	1.83%[10]	1.93%[10]	1.95%	2.11%

Total expenses after fees waived, reimbursed and paid indirectly[8]	1.76%[9]	1.81%	1.81%	1.87%	1.84%	1.91%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[8]	1.65%[9]	1.65%	1.65%	1.65%	1.65%	1.52%

Net investment income[8]	1.47%[9]	1.03%	1.33%	1.73%	2.66%	2.99%

Supplemental Data
Net assets, end of period (000)	$1,002,373	$1,119,341	$1,085,448	$797,540	$478,775	$464,507

Portfolio turnover rate[11]	853%	1,856%	1,396%	1,413%	807%	639%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Less than $0.01 per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes redemption fees received by the Fund, which had no impact on the Fund’s total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Investments in underlying funds	0.02%	0.03%	0.02%	0.03%	0.04%	0.07%

[9]	Annualized.

[10]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Expense ratios	1.75%	1.81%	1.83%	1.93%	N/A	N/A

[11]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016	Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	593%	1,242%	1,067%	894%	461%	477%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,778%	1,078%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,105%	846%

See Notes to Financial Statements.

108	BLACKROCK FUNDS II	JUNE 30, 2016

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

Class K
Period March 28, 2016[1] to June 30, 2016[2] (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$9.65

Net investment income[3]	0.08
Net realized and unrealized gain (loss)	0.07

Net increase (decrease) from investment operations	0.15

Distributions from net investment income[4]	(0.07)

Net asset value, end of period	$9.73

Total Return[5]
Based on net asset value	1.61%[6]

Ratios to Average Net Assets
Total expenses[7]	0.64%[8]

Total expenses after fees waived, reimbursed and paid indirectly[7]	0.64%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[7]	0.53%[8]

Net investment income[7]	2.93%[8]

Supplemental Data
Net assets, end of period (000)	$3,218,240

Portfolio turnover rate[9]	853%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period March 28, 2016[1] to June 30, 2016 (Unaudited)

Investments in underlying funds	0.02%

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

Period March 28, 2016[1] to June 30, 2016 (Unaudited)

Portfolio turnover rate (excluding mortgage dollar roll transactions)	593%

See Notes to Financial Statements.

BLACKROCK FUNDS II	JUNE 30, 2016	109

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Strategic Income Opportunities and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and Consolidated financial statements of Strategic Income Opportunities include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities, except that the Subsidiary may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Cayman Strategic Income Portfolio
Consolidated Statement of Assets and Liabilities
Total assets	$456,418,074
Total liabilities	29,860,601

Net assets	$426,557,473

Consolidated Statement of Operations
Net investment income	—
Net realized gain (loss) from:
Investments	$ 8,141,019
Futures contracts	(11,374,967)
Options written	(4,012,617)

(7,246,565)

Net change in unrealized appreciation (depreciation)
Investments	$ 28,070,146
Futures contracts	(527,445)
Options written	(260,258)

27,282,443

Net increase in net assets resulting from operations	$ 20,035,878

110	BLACKROCK FUNDS II	JUNE 30, 2016

Notes to Financial Statements (continued)

Cayman Strategic Income Portfolio

Consolidated Statements of Changes in Net Assets

Net investment income	—
Net realized loss	$ (7,246,565)
Net change in unrealized appreciation (depreciation)	27,282,443

Net increase in net assets resulting from operations	20,035,878
Net increase in net assets derived from capital share transactions	403,932,539

Net increase in net assets	$423,968,417

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps or short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

BLACKROCK FUNDS II	JUNE 30, 2016	111

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against such Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

112	BLACKROCK FUNDS II	JUNE 30, 2016

Notes to Financial Statements (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

BLACKROCK FUNDS II	JUNE 30, 2016	113

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates, represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise

114	BLACKROCK FUNDS II	JUNE 30, 2016

Notes to Financial Statements (continued)

and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of a Fund to the extent that it invests in floating rate debt securities. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

BLACKROCK FUNDS II	JUNE 30, 2016	115

Notes to Financial Statements (continued)

As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate interests, Strategic Income Opportunities may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Strategic Income Opportunities earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Strategic Income Opportunities had no unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the

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Notes to Financial Statements (continued)

value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended June 30, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Strategic Income Opportunities were $955,789,242 and (1.71)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically a Fund and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Strategic Income Opportunities’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount Before Collateral	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]

Barclays Bank PLC	$84,379,737	—	$(84,875,597)	$(495,860)	—	—	—	$ (495,860)
Barclays Capital, Inc.	54,910,144	$(915,930)	(55,000,306)	(1,006,092)	$1,006,092	—	$1,006,092	—
BNP Paribas Securities Corp.	287,219,139	(1,218,000,000)	(288,975,414)	(1,219,756,275)	1,218,037,134	—	1,218,037,134	(1,719,141)
Citigroup Global Markets Limited	1,834,810	—	(1,786,367)	48,443	—	—	—	48,443
Citigroup Global Markets, Inc.	493,371,587	—	(505,219,188)	(11,847,601)	10,410,931	$958,000	11,368,931	(478,670)
Deutsche Bank Securities, Inc.	44,651,837	(43,611,236)	(46,704,339)	(45,663,738)	45,550,641	—	45,550,641	(113,097)
J.P. Morgan Securities LLC	350,437,500	—	(351,889,355)	(1,451,855)	1,400,641	—	1,400,641	(51,214)
J.P. Morgan Securities PLC	5,029,719	—	(4,814,129)	215,590	—	—	—	215,590
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(1,218,000,000)	—	(1,218,000,000)	1,217,162,805	—	1,217,162,805	(837,195)
Nomura Securities International, Inc.	350,437,500	—	(351,889,355)	(1,451,855)	1,401,766	—	1,401,766	(50,089)
RBC Capital Markets, LLC	147,273,480	—	(155,730,648)	(8,457,168)	8,457,168	—	8,457,168	—

Total	$1,819,545,453	$(2,480,527,166)	$(1,846,884,698)	$(2,507,866,411)	$2,503,427,178	$958,000	$2,504,385,178	$(3,481,233)

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $5,230,666 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

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Notes to Financial Statements (continued)

When a Fund enters into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a Fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a Fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Short Sales Transactions: In short sale transactions a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, is limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Strategic Income Opportunities may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under an MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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As of period end, the following table is a summary of Strategic Income Opportunities’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value[1]	Cash Collateral Received[2]	Net Amount

BNP Paribas S.A.	$3,882,178	$ (3,882,178)	—
Citigroup Global Markets, Inc.	63,954,296	(63,954,296)	—
JP Morgan Securities LLC	1,683,277	(1,683,277)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,499,795	(2,499,795)	—
Morgan Stanley	10,195,920	(10,195,920)	—

Total	$82,215,466	$(82,215,466)	—

[1]	Securities loaned with a value of $3,014,376 have been sold and are pending settlement as of June 30, 2016.

[2]

Collateral with a value of $86,518,845 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

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Notes to Financial Statements (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

•	Structured options — Certain Funds invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements

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of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Total return basket swaps — Certain Funds enter into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty and its hedge. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

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Notes to Financial Statements (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Interest rate caps — Strategic Income Opportunities enters into interest rate caps to gain exposure to interest rates (interest rate risk and/or other risks). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Funds by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

122	BLACKROCK FUNDS II	JUNE 30, 2016

Notes to Financial Statements (continued)

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
First $1 Billion	0.600%	0.550%
$1 Billion - $2 Billion	0.550%	0.500%
$2 Billion - $3 Billion	0.525%	0.475%
$3 Billion - $35 Billion	0.500%	0.450%
Greater than $35 Billion	0.500%	0.430%[1]

[1]	Prior to June 15, 2016, Strategic Income Opportunities paid the Manager a monthly fee of 0.45% based on a percentage of its average daily net assets greater than $35 billion.

For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	N/A	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended June 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$ 15,678	$ 27,824	$ 43,502
Strategic Income Opportunities	$6,510,029	$5,278,139	$11,788,168

BLACKROCK FUNDS II	JUNE 30, 2016	123

Notes to Financial Statements (continued)

Administration

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 1,995	$ 1,254	$ 558	$ 1,276	$ 5,083
Strategic Income Opportunities	$2,246,930	$520,802	$105,563	$89,330	$2,962,625

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Strategic Income Opportunities	$1,206,930	$2,028	$3	$1,208,961

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 152	$ 332	$ 227	$20	$ 731
Strategic Income Opportunities	$36,592	$18,184	$6,561	—	$61,337

For the six months ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 10,660	$ 10,676	$ 6,808	$179	$ 28,323
Strategic Income Opportunities	$7,313,755	$3,989,662	$591,169	—	$11,894,586

124	BLACKROCK FUNDS II	JUNE 30, 2016

Notes to Financial Statements (continued)

Other Fees

For the six months ended June 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond		$ 517
Strategic Income Opportunities		$42,412

For the six months ended June 30, 2016, affiliates received CDSCs as follows:
	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	$ 1,936	$ 784
Strategic Income Opportunities	$105,196	$77,202

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to each Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.95%	1.25%	2.00%	0.85%
Strategic Income Opportunities	0.65%	0.90%	1.65%	N/A

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a majority of the outstanding voting securities of the Funds. These amounts waived or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2016, the amounts included in fees waived by Manager were as follows:

Emerging Markets Flexible Dynamic Bond	$131,983

The Manager, with respect to each Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amounts waived were as follows:

Emerging Markets Flexible Dynamic Bond	$ 1,236
Strategic Income Opportunities	$950,342

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 1,857	$ 1,219	$ 543	$1,241	$ 4,860
Strategic Income Opportunities	$52,910	$517,917	$2,449	—	$573,276

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 121	$ 316	$223	$18	$ 678
Strategic Income Opportunities	$5,205	$17,590	$718	—	$23,513

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 895	$ 1,333	$ 2,556	$119	$ 4,903
Strategic Income Opportunities	$262,169	$274,640	$14,946	—	$551,755

BLACKROCK FUNDS II	JUNE 30, 2016	125

Notes to Financial Statements (continued)

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•  The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•  The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the six months ended June 30, 2016, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$ 26	$114	$ 46	—	$186
Strategic Income Opportunities	$2,177,002	—	$59,609	—	$2,236,611

On June 30, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2016	2017	2018
Emerging Markets Flexible Dynamic Bond
Fund Level	$248,145	$287,989	$133,627
Institutional	—	$1,238	$2,873
Investor A	$11,489	$5,333	$2,868
Investor C	$10,298	$8,518	$3,323
Class K	$4,525	$4,405	$1,377
Strategic Income Opportunities
Institutional	—	—	$320,283
Investor A	$165,252	$2,877,562	$810,148
Investor C	$45,828	$141,837	$18,113

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

126	BLACKROCK FUNDS II	JUNE 30, 2016

Notes to Financial Statements (continued)

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2016, Strategic Income Opportunities paid BIM $96,229 for securities lending agent services.

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Loss
Emerging Markets Flexible Dynamic Bond	$865,071	$129,625	$(2,224)
Strategic Income Opportunities	$85,090,701	$165,483,736	$(4,350,495)

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$61,808,070	$161,253,454,462
U.S. Government Securities	5,268,391	42,323,594,541

Total Purchases	$67,076,461	$203,577,049,003

Sales
	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Non-U.S. Government Securities	$57,696,060	$179,165,870,405
U.S. Government Securities	2,960,622	46,112,042,909

Total Sales	$60,656,682	$225,277,913,314

For the six months ended June 30, 2016, purchases and sales related to mortgage dollar rolls were as follows:

Strategic Income Opportunities
Purchases	$62,048,119,370
Sales	$62,001,863,853

BLACKROCK FUNDS II	JUNE 30, 2016	127

Notes to Financial Statements (continued)

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2015, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
No expiration date	$9,579,567	$386,731,105

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$47,210,007	$47,912,484,661

Gross unrealized appreciation	$2,444,016	$690,537,731
Gross unrealized depreciation	(78,985)	(639,562,742)

Net unrealized appreciation	$2,365,031	$50,974,989

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Funds did not borrow under the credit agreement.

128	BLACKROCK FUNDS II	JUNE 30, 2016

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

The United Kingdom has voted to withdraw from the European Union on June 23, 2016, which may introduce significant new uncertainties and instability in the financial markets across Europe.

BLACKROCK FUNDS II	JUNE 30, 2016	129

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
Emerging Markets Flexible Dynamic Bond	Shares	Amount	Shares	Amount
Institutional
Shares sold	538,538	$ 4,777,962	1,058,502	$ 9,305,916
Shares issued in reinvestment of distributions	49,807	440,660	54,662	478,830
Shares redeemed	(458,685)	(4,068,312)	(1,682,759)	(14,769,200)

Net increase (decrease)	129,660	$ 1,150,310	(569,595)	$ (4,984,454)

Investor A
Shares sold	233,249	$ 2,069,750	654,130	$ 5,746,469
Shares issued in reinvestment of distributions	31,781	280,560	34,972	305,700
Shares redeemed	(449,232)	(3,894,888)	(465,942)	(4,067,993)

Net increase (decrease)	(184,202)	$(1,544,578)	223,160	$ 1,984,176

Investor C
Shares sold	25,507	$ 224,993	112,371	$ 984,597
Shares issued in reinvestment of distributions	11,167	98,588	13,952	122,115
Shares redeemed	(138,278)	(1,211,878)	(279,687)	(2,441,562)

Net decrease	(101,604)	$ (888,297)	(153,364)	$(1,334,850)

Class K
Shares sold	45	$ 7,898	112,873	$ 964,775
Shares issued in reinvestment of distributions	36,368	320,885	69,554	608,423
Shares redeemed	(381,871)	(3,499,661)	(961,956)	(8,425,464)

Net decrease	(345,458)	$(3,170,878)	(779,529)	$ (6,852,266)

Total Net Decrease	(501,604)	$(4,453,443)	(1,279,328)	$(11,187,394)

Strategic Income Opportunities
Institutional
Shares sold	336,031,883	$ 3,253,073,404	1,132,941,782	$11,426,241,447
Shares issued in reinvestment of distributions	25,865,783	250,509,719	63,404,631	631,608,924
Shares redeemed	(808,560,417)	(7,831,469,834)	(708,566,393)	(7,112,723,709)

Net increase (decrease)	(446,662,751)	$(4,327,886,711)	487,780,020	$ 4,945,126,662

Investor A
Shares sold	93,171,602	$ 902,448,106	366,159,148	$ 3,703,376,110
Shares issued in reinvestment of distributions	6,200,808	60,052,990	16,161,665	161,012,335
Shares redeemed	(159,706,270)	(1,547,803,353)	(206,493,377)	(2,074,761,870)

Net increase (decrease)	(60,333,860)	$ (585,302,257)	175,827,436	$ 1,789,626,575

Investor C
Shares sold	6,564,971	$ 63,516,006	31,478,002	$ 317,259,890
Shares issued in reinvestment of distributions	790,219	7,647,548	2,186,976	21,685,598
Shares redeemed	(18,751,022)	(181,388,722)	(26,490,912)	(266,098,145)

Net increase (decrease)	(11,395,832)	$(110,225,168)	7,174,066	$ 72,847,343

130	BLACKROCK FUNDS II	JUNE 30, 2016

Notes to Financial Statements (concluded)

	Period
	March 28, 2016[1]		Year Ended
	to June 30, 2016		December 31, 2015
Strategic Income Opportunities (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	339,605,071	$3,293,914,722	—	—
Shares issued in reinvestment of distributions	1,417,518	13,767,586	—	—
Shares redeemed	(10,115,127)	(98,061,379)	—	—

Net increase	330,907,462	$3,209,620,929	—	—

Total net increase (decrease)	(187,484,981)	$(1,813,793,207)	670,781,522	$6,807,600,580

[1]	Commencement of operations.

At June 30, 2016, 20,725 Class K Shares of Strategic Income Opportunities were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	JUNE 30, 2016	131

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Emerging Markets Flexible Dynamic Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”) each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge

132	BLACKROCK FUNDS II	JUNE 30, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

(“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	JUNE 30, 2016	133

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Emerging Markets Flexible Dynamic Bond Portfolio ranked in the first quartile against its Broadridge Performance Universe. The Board noted that effective January 2, 2014, the Emerging Markets Flexible Dynamic Bond Portfolio had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Emerging Market Local Debt Portfolio to BlackRock Emerging Markets Flexible Dynamic Bond Portfolio.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Income Portfolio ranked in the second, first and second quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

134	BLACKROCK FUNDS II	JUNE 30, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Board noted that the Emerging Markets Flexible Dynamic Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Emerging Markets Flexible Dynamic Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Emerging Markets Flexible Dynamic Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis, as applicable. The contractual expense cap reduction was implemented on October 1, 2015.

The Board noted that the Strategic Income Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Strategic Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Strategic Income Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 15, 2016.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2017, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	JUNE 30, 2016	135

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 6, 2016, Valerie G. Brown resigned as a Trustee of the Trust

Effective May 10, 2016, Kenneth A. Froot resigned as a Trustee of the Trust.

On June 2, 2016, the Board appointed Henry R. Keizer as a Trustee of the Trust, effective July 28, 2016.

Investment Advisor and	Sub-Advisors	Accounting Agent,	Custodians
Administrator	BlackRock International	and Transfer Agent	The Bank of New York Mellon[1]
BlackRock Advisors, LLC	Limited	BNY Mellon Investment	New York, NY 10286
Wilmington, DE 19809	Edinburgh, EH3 8BL	Servicing (US) Inc.	Brown Brothers
	United Kingdom	Wilmington, DE 19809	Harriman & Co.[2]
	BlackRock (Singapore) Limited[1]		Boston, MA 02109
079912 Singapore

Distributor	Legal Counsel	Independent Registered Public	Address of the Trust
BlackRock Investments, LLC	Willkie Farr & Gallagher LLP	Accounting Firm	100 Bellevue Parkway
New York, NY 10022	New York, NY 10019	Deloitte & Touche LLP	Wilmington, DE 19809
Philadelphia, PA 19103

[1]	For Strategic Income Opportunities.

[2]	For Emerging Markets Flexible Dynamic Bond.

136	BLACKROCK FUNDS II	JUNE 30, 2016

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	JUNE 30, 2016	137

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

138	BLACKROCK FUNDS II	JUNE 30, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-6/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: September 2, 2016

3